As filed with the Securities and Exchange Commission on December 14, 2020

Securities Act Registration No. 333-236072

Investment Company Registration No. 811-04980

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-2

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933
Pre-Effective Amendment No. 2	☒
Post-Effective Amendment No.	☐
and/or
REGISTRATION STATEMENT UNDER
THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 26	☒

TCW Strategic Income Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

865 South Figueroa Street, Suite 1800, Los Angeles, CA 90017

(Address of Principal Executive Offices)

213-244-0000

(Registrant’s Telephone Number, Including Area Code)

Meredith S. Jackson, Esq.

TCW Strategic Income Fund, Inc.

865 South Figueroa Street, Suite 1800

Los Angeles, CA 90017

213-244-0000

(Name and Address of Agent for Service)

With Copies to:

David A. Hearth, Esq. Vadim Avdeychik, Esq. Paul Hastings LLP 101 California Street, 48th Floor San Francisco, CA 94111	Patrick W. Dennis, Esq. TCW Strategic Income Fund, Inc. 865 South Figueroa Street, Suite 1800 Los Angeles, CA 90017	Kevin T. Hardy, Esq. Skadden, Arps, Slate, Meagher & Flom LLP 155 North Wacker Drive Chicago, IL 60606

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, check the following box  ☐

If any securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 (“Securities Act”), other than securities offered in connection with a dividend reinvestment plan, check the following box.  ☐

If this Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto, check the following box  ☐

If this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box  ☐

If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box  ☐

It is proposed that this filing will become effective (check appropriate box):

☐	when declared effective pursuant to section 8(c) of the Securities Act

Check each box that appropriately characterizes the Registrant:

☒	Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (the “Investment Company Act”)).
☐	Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the Investment Company Act.
☐	Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act).
☐	A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).
☐	Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).
☐	Emerging Growth Company (as defined by Rule 12b-2 under the Securities and Exchange Act of 1934).
☐

If an Emerging Growth Company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of the Securities Act.

☐	New Registrant (registered or regulated under the Investment Company Act for less than 12 calendar months preceding this filing).

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered(1)	Proposed Maximum Offering Price per Unit(1)	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee
Common Stock, $0.01 par value	[ ]	$ [ ]	$1	$0(3)
Rights to Purchase shares of Common Stock	(2)	None	None	None

(1)

Estimated solely for the purpose of calculating the registration fee as required by Rule 457(c) under the Securities Act of 1933, based upon the average of the high and low sales prices reported on the New York Stock Exchange of $[    ] on [    ], 2020.

(2)	No separate consideration will be received by the Registrant.
(3)	No separate consideration will be received by the Registrant for the Rights.

THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THE REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATES AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to Completion

Preliminary Prospectus (subject to completion), dated [_________], 2020

PROSPECTUS

TCW STRATEGIC INCOME FUND, INC.

                      Common Stock

Issuable Upon Exercise of Transferable Rights to Subscribe for Common Stock

The Fund. TCW Strategic Income Fund, Inc. (the “Fund,” “we,” “us,” or “our”) is a diversified, closed-end management investment company.

The Fund is issuing transferable rights (“Rights”) to its stockholders of record as of the close of business on                , 2021 (the “Record Date”) entitling the holders of these Rights to subscribe (the “Offer”) for an aggregate of [    ] shares of common stock, par value $0.01 per share (the “Common Stock”). The holders of Common Stock (the “Common Stockholders”) of record on the Record Date (“Record Date Stockholders”) will receive one Right for each outstanding share of Common Stock owned on the Record Date. The Rights entitle the holders to purchase one new share of Common Stock for every [    ] Rights held (1 for [    ]), and Common Stockholders of record who fully exercise their Rights will be entitled to subscribe, subject to certain limitations and subject to allotment, for additional shares of Common Stock covered by any unexercised Rights. Any Record Date Stockholder that owns fewer than [    ] shares of Common Stock as of the close of business on the Record Date is entitled to subscribe for one full share of Common Stock in the Offer.

The Fund’s outstanding shares of Common Stock are, and the shares of Common Stock issued pursuant to the exercise of the Rights will be, listed on the New York Stock Exchange (“NYSE”). The Fund’s shares of Common Stock trade under the symbol “TSI.” The Rights are transferable and will be admitted for trading on the NYSE under the symbol “TSI RT” during the course of the Offer. See “The Offer” for a complete discussion of the terms of the Offer. If you do not wish to exercise your Rights, you should consider selling them as set forth in this Prospectus.

The Rights evidenced by a subscription certificate may be transferred in whole by endorsing the subscription certificate for transfer in accordance with the accompanying instructions. A portion of the Rights evidenced by a single subscription certificate (but not fractional Rights) may be transferred by delivering to the subscription agent a subscription certificate, properly endorsed for transfer, with instructions to register such portion of the Rights evidenced thereby in the name of the transferee and to issue a new subscription certificate to the transferee evidencing the transferred Rights.

The Offer will expire at 5:00 p.m., New York City time, on                , 2021, unless extended as described in this Prospectus (the “Expiration Date”). The subscription price per share of Common Stock (the “Subscription Price”) will be determined based upon a formula equal to [    ].

Rights holders will not know the exact Subscription Price at the time of exercise and will be required initially to pay for both the shares of Common Stock subscribed for pursuant to the primary subscription and, if eligible, any additional shares of Common Stock subscribed for pursuant to the over-subscription privilege at the estimated Subscription Price of $                per share of Common Stock and, except in limited circumstances, will not be able to rescind their subscription.

The NAV of the Fund’s Common Stock at the close of business on                , 2021 was $                and the last reported sale price of a share of Common Stock on the NYSE on that date was $                , representing a [premium/discount] to NAV of                %.

Investing in Rights and/or in the shares of Common Stock involves risks, including the risk that you may receive little or no return on your investment or that you may lose part or all of your investment. Before buying any Rights and/or shares of Common Stock, you should read the discussion of the principal risks of investing in the Fund. The principal risks of investing in the Fund are summarized in “Prospectus Summary — Special Risks Considerations” beginning on page 14 of this Prospectus and further described in “Risk Factors” beginning on page 58 of this Prospectus.

In addition, you should consider the following:

•

Upon completion of the Offer, Common Stockholders who do not fully exercise their Rights will own a smaller proportional interest in the Fund than if they exercised their Rights, which will proportionately decrease the relative voting power of those Common Stockholders.

•

In addition, if the Subscription Price is less than the NAV as of the Expiration Date, the completion of the Offer will result in an immediate dilution of NAV for all Common Stockholders (i.e., will cause the NAV of the Fund to decrease) and may have the effect of reducing the market price of the Fund’s shares of Common Stock. It is anticipated that the existing Common Stockholders will experience immediate dilution even if they fully exercise their Rights. Such dilution is not currently determinable because it is not known how many shares of Common Stock will be subscribed for, what the NAV or market price of the Fund’s shares of Common Stock will be on the Expiration Date or what the Subscription Price per share of Common Stock will be. However, assuming full exercise of the Rights being offered at the Subscription Price and assuming that the NAV per share of Common Stock on the Expiration Date was $                (the NAV per share of Common Stock as of                , 2021), it is estimated that the per share dilution resulting from the Offer would be $                , or                %. Any such dilution will disproportionately affect non-exercising Common Stockholders. If the Subscription Price is substantially less than the current NAV, this dilution could be substantial. The distribution to Common Stockholders of transferable Rights, which themselves have intrinsic value, will afford non-participating Common Stockholders of record on the Record Date the potential of receiving cash payment upon the sale of the Rights, receipt of which may be viewed as partial compensation for any dilution of their interests that may occur as a result of the Offer.

•

There can be no assurance that a market for the Rights will develop or, if such a market develops, what the price of the Rights will be. See “The Offer — Dilution and Effect of Non-Participation in the Offer” beginning on page [    ] of this prospectus.

•	All costs of the Offer will be borne by the Fund and indirectly by current Common Stockholders whether they exercise their Rights or not.

•	Except as described herein, Rights holders will have no right to rescind their subscriptions after receipt of their payment for shares of Common Stock by the subscription agent for the Offer.

•

The Fund has declared a quarterly distribution payable on [                ], 2021 with a record date of [                ], 2021. Any shares of Common Stock issued after [record date] as a result of the Offer will not be record date Common Stock for the Fund’s quarterly distribution to be paid on [                ], 2021 and will not be entitled to receive such distribution.

Neither the Securities and Exchange Commission (the “SEC”) nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Per Share	Total(5)
Estimated Subscription Price(1)	$	$
Estimated sales load(2)	$	$
Estimated proceeds, before expenses, to the Fund(3)(4)	$	$

(footnotes on the next page)

[Dealer Manager]

(continued from previous page)

(1)

Estimated on the basis of [    ]% of the average of the last reported sales price per share of Common Stock at the close of trading on the NYSE on [    ], 2021 and each of the four (4) preceding trading days. See “The Offer — Subscription Price.”

(2)

[    ], the dealer manager for the Offer (the “Dealer Manager”), will receive a fee from the Fund for its financial structuring and solicitation services equal to [    ]% of the Subscription Price per share of Common Stock issued pursuant to the Offer (including pursuant to the over-subscription privilege), which is estimated to be $[    ] in total and $[    ] per share of Common Stock (assuming the Rights are fully exercised at the estimated subscription price). The Dealer Manager will reallow a part of its fees to other broker-dealers that have assisted in soliciting the exercise of Rights. The Dealer Manager fee will be borne by the Fund and indirectly by all of its Common Stockholders, including those who do not exercise their Rights. See “Distribution Arrangements” and “Compensation to Dealer Manager.”

(3)

Before deduction of expenses associated with the Offer incurred by the Fund, estimated at $[    ] (or $[    ] per share of Common Stock), including an aggregate of up to $[    ] to be paid to the Dealer Manager as reimbursement for its expenses and up to $[    ] of expenses paid by the Fund relating to the printing or other production, mailing and delivery expenses incurred in connection with materials related to the Offer by the Dealer Manager, Selling Group Members (as defined below), Soliciting Dealers (as defined below) and other brokers, dealers and financial institutions in connection with their customary mailing and handling of materials related to the Offer to their customers, and other expenses of issuance and distribution (including registration, filing and listing fees and legal and accounting fees and expenses), estimated to be $[    ]. After deduction of such offering expenses, the per share of Common Stock and total dollar amount of proceeds to the Fund are estimated at $[    ] and $[    ], respectively. The expenses associated with the Offer are paid by the Fund and indirectly by the Common Stockholders, including those who do not exercise their Rights, and will immediately reduce the NAV of each outstanding share of Common Stock.

(4)

Funds received by check or money order prior to the final due date of the Offer will be deposited into a segregated account pending proration and distribution of shares of Common Stock. The subscription agent may receive investment earnings on the funds deposited into such account.

(5)	Assumes all Rights are exercised at the estimated Subscription Price. All of the Rights offered may not be exercised.

The Fund announced the terms of this Offer after the close of trading on the NYSE on [                 ], 2021.

Investment objective. The Fund’s investment objective is to seek a total return comprised of current income and capital appreciation.

Investment strategy. The Fund seeks to achieve its investment objective by investing in a wide range of securities, including securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities (“U.S. Government Securities”), investment-grade corporate debt securities, high-yield corporate debt securities, non-US developed and emerging market debt mortgage related securities, asset-backed securities, marketable small-, mid- and large-capitalization equity securities, convertible securities, money market securities, repurchase agreements, other securities and derivative instruments without limit believed by the Fund’s investment adviser to be consistent with the Fund’s investment objective. TCW Investment Management Company LLC (the “Adviser”) is the investment adviser to the Fund and is registered under the Investment Advisers Act of 1940, as amended.

The Fund will shift and reallocate its investments on an opportunistic basis and may invest in additional asset classes other than those identified above. The Fund may also employ leverage up to 33% of its total assets (including assets purchased with borrowings). The Fund has a stated goal of providing dependable, but not assured quarterly distributions out of accumulated net investment income and/or other sources, subject to the requirements of the Investment Company Act of 1940, as amended.

This Prospectus sets forth information about the Fund you should know before investing. Please read this Prospectus carefully before deciding whether to invest and retain it for future reference. The SAI has been filed with the SEC. A table of contents for the SAI is located on page [    ] of this Prospectus. This Prospectus incorporates by reference the entire SAI. The SAI is available along with other Fund-related materials on the EDGAR database on the SEC’s internet site (http://www.sec.gov) or upon payment of copying fees by electronic request to publicinfo@sec.gov.

You may also request a free copy of the SAI, annual and semi-annual reports to stockholders, and additional information about the Fund, and may make other stockholder inquiries, by calling 1-800-FUND-TCW (1-800-386-3829), by writing to the Fund or visiting the Fund’s website (www.TCW.com).

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual stockholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.TCW.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive stockholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive stockholder reports and other communications from the Fund or your financial intermediary electronically by contacting your financial intermediary (such as a broker dealer or bank) if you invest through a financial intermediary, or by calling 1-800-FUND-TCW (1-800-386-3829) if you invest directly with the Fund.

You may elect to receive all future reports in paper free of charge. You can call 1-800-FUND-TCW (1-800-386-3829), if you invest directly with the Fund, or contact your financial intermediary, if you invest though a financial intermediary, to inform the Fund or the financial intermediary that you wish to continue receiving paper copies of your stockholder reports. Your election to receive reports in paper will apply to all funds held directly with TCW or through your financial intermediary.

The Fund’s shares of Common Stock do not represent a deposit or obligation of, and are not guaranteed by or endorsed by, any bank or other insured depositary institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

You should rely only on the information contained or incorporated by reference in this Prospectus. The Fund has not, and the Dealer Manager has not, authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not, and the Dealer Manager is not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information contained or the representations made herein are accurate only as of the date on the cover page of this Prospectus. The Fund’s business, financial condition and prospects may have changed since that date.

CAUTIONARY NOTICE REGARDING FORWARD-LOOKING STATEMENTS

This Prospectus, and the SAI, incorporated by reference into the Prospectus, contain “forward-looking statements.” Forward-looking statements can be identified by the words “may,” “will,” “intend,” “expect,” “estimate,” “continue,” “plan,” “anticipate,” and similar terms with the negative of such terms. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Fund’s actual results are the performance of the portfolio of securities the Fund holds, the price at which the Fund’s shares of Common Stock will trade in the public markets and other factors discussed in the Fund’s periodic filings with the SEC.

Although the Fund believes that the expectations expressed in the forward-looking statements are reasonable, actual results could differ materially from those projected or assumed in the Fund’s forward-looking statements. Future financial condition and results of operations, as well as any forward-looking statements, are subject to change and are subject to inherent risks and uncertainties, such as those disclosed in the “Risk Factors” section of this Prospectus. All forward-looking statements contained in this Prospectus or in the SAI are made as of the date of this Prospectus or SAI, as the case may be. Except for ongoing obligations under the federal securities laws, the Fund does not intend and is not obligated to update any forward-looking statement.

PROSPECTUS SUMMARY

This summary highlights selected information contained elsewhere in this prospectus. This summary does not contain all of the information that you should consider before investing in the Fund’s securities offered by this prospectus. You should carefully read the more detailed information contained in this prospectus and in the SAI. In particular, you should carefully read the risks of investing in the Fund’s common stock, as discussed under the section entitled “Risk Factors.” Except where the context suggests otherwise, the terms the “Fund,” “we,” “us,” and “our” refer to TCW Strategic Income Fund, Inc.; the “Adviser” refers to TCW Investment Management Company, LLC; and “TCW” refers to the Adviser and its parent company, The TCW Group, Inc., collectively.

The Fund

The Fund is a closed-end, diversified, management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund was incorporated in Maryland on January 13, 1987 and commenced operations on March 5, 1987.

The Offering

The board of directors of the Fund (the “Board”), based on the recommendation and presentation of the Adviser, has determined that it is in the best interests of the Fund and its Common Stockholders to conduct the Offer, thereby increasing the assets of the Fund available for investment.

The Adviser believes that a variety of factors indicate that there may continue to be a robust opportunity to invest in mortgage backed and other asset backed securities, as well as emerging opportunities in the near- to intermediate-term to add exposures from across the identified universe of strategies. The Adviser expects to use the proceeds of the Offer to capitalize on the available investment opportunities and enhance the Fund’s returns by making investments which the Adviser believes offer attractive opportunities for yield enhancement and/or NAV appreciation potential. In making such investments, the Adviser will seek to capitalize on market inefficiencies and to make investments believed to be best suited to the current investment and interest rate environment and market outlook.

The Adviser expects that the Offer will provide an opportunity to increase the assets of the Fund available for investment, thereby better enabling the Fund to take advantage more fully of existing and future investment opportunities that may be or may become available, consistent with the Fund’s investment objective to seek a total return comprised of current income and capital appreciation. The Adviser has an inherent conflict of interest in recommending the Offer because the Fund pays fees to the Adviser based on a percentage of the Fund’s Managed Assets (the greater the Managed Assets of the Fund, the greater the compensation paid to the Adviser). “Managed Assets” are the net asset value of common shares, plus the liquidation preference of any preferred shares issued by the Fund and the principal amount of any borrowings of the Fund used for leverage.

The Offer seeks to provide an opportunity to existing Common Stockholders to purchase shares of Common Stock at a discount to market price. The distribution to Common Stockholders of transferable Rights, which may themselves have intrinsic value, also will afford non-participating Common Stockholders of record on the Record Date the potential of receiving cash payment upon the sale of the Rights, receipt of which may be viewed as partial compensation for any dilution of their interests that may occur as a result of the Offer. There can be no assurance that a market for the Rights will develop or, if such a market does develop, what the price of the Rights will be. There can be no assurance that the Offer (or the investment of the proceeds of the Offer) will be successful.

Dilution and Effect of Non-Participation in the Offer

Upon completion of the Offer, Record Date Stockholders who do not fully exercise their Rights will own a smaller proportional interest in the Fund than if they exercised their Rights, which will proportionately decrease the relative voting power of those Common Stockholders. Further, both the dealer manager fee and the expenses associated with the Offer paid by the Fund will immediately reduce the NAV of each outstanding share of Common Stock.

In addition, if the Subscription Price is less than the NAV as of the Expiration Date, the completion of the Offer will result in an immediate dilution of NAV for all Common Stockholders (i.e., will cause the NAV of the Fund to decrease) and may have the effect of reducing the market price of the Fund’s shares of Common Stock. It is anticipated that the existing Common Stockholders will experience immediate dilution even if they fully exercise their Rights. Such dilution is not currently determinable because it is not known how many shares of Common Stock will be subscribed for, what the NAV or market price of the Fund’s shares of Common Stock will be on the Expiration Date or what the Subscription Price per share of Common Stock will be. Any such dilution will disproportionately affect non-exercising Common Stockholders. If the Subscription Price is substantially less than the Fund’s current NAV, this dilution could be substantial. For example, assuming that the NAV per share of Common Stock on the Expiration Date was $[                 ] (the NAV per share of Common Stock as of [    ], 2021) and all of the shares of Common Stock are sold at the estimated Subscription Price and after deducting the dealer manager fee and all expenses related to the issuance of the shares of Common Stock, the per share NAV would be reduced by approximately $[    ] or [    ]%. Record Date Stockholders will experience a decrease in the NAV of the shares of Common Stock held by them, irrespective of whether they exercise all or any portion of their Rights.

The distribution to Common Stockholders of transferable Rights, which may themselves have intrinsic value, also will afford non-participating Common Stockholders of record on the Record Date the potential of receiving cash payment upon the sale of the Rights, receipt of which may be viewed as partial compensation for any dilution of their interests that may occur as a result of the Offer.

There can be no assurance that a market for the Rights will develop or, if such a market does develop, what the price of the Rights will be. See “The Offer — Dilution and Effect of Non-Participation in the Offer.”

Example of Dilution to NAV Resulting from the Offer

(a)	NAV per share of Common Stock (as of [ ], 2021)	[ ]
(b)	Total net assets (as of [ ], 2021)	[ ]
(c)	Estimated reduction in current NAV per share of Common Stock resulting from the Offer (“per share dilution”)(1)(2)	[ ]
(d)	Estimated percentage reduction in current NAV per share of Common Stock resulting from the Offer(1)(3)	[ ]

(1)

Assumes full exercise of the Rights being offered, that the NAV per share of Common Stock on the Expiration Date was $[    ] (the NAV per share of Common Stock on [    ], 2021), and that all of the shares of Common Stock are sold at the estimated Subscription Price of $[                ] and deducts the dealer manager fee and all expenses related to the issuance of the shares of Common Stock in the Offer. The Fund pays offering expenses, which are ultimately thus borne by all Common Stockholders whether or not they exercise their Rights.

(2)

Item (c) was calculated by subtracting (A) the Fund’s estimated NAV per share of Common Stock immediately following the completion of the Offer from (B) the Fund’s NAV per share of Common Stock (as of [                ], 2021). The Fund’s estimated NAV per share of Common Stock immediately following the completion of the Offer was estimated (using the assumptions described in note (1) above) by dividing (X) the estimated NAV of the Fund immediately following the Offer by (Y) the estimated total number of shares of Common Stock outstanding immediately following the completion of the Offer.

(3)	Item (d) was calculated by dividing Item (c) by Item (a).

There can be no assurance that the dilution will be limited to the amounts shown in the table above. The final amounts of such dilution may be greater than those estimated due to many factors, including the Fund’s market price and NAV at the time of completion of the Offer and the level of participation in the Offer.

The number of shares of Common Stock outstanding as of [                 ], 2021 was [                 ]. The number of shares of Common Stock adjusted to give effect to the Offer, assuming that all Rights are exercised and the applicable shares of Common Stock issued, would be [                 ]. The percentage increase in shares of Common Stock outstanding that will occur if all the Rights are exercised is [     ]%.

All of the costs of the Offer will be borne by the Fund and indirectly by the Common Stockholders whether or not they exercise their Rights.

Important terms of the Offer

The Fund is issuing to Common Stockholders of record at the close of business on [                 ], 2021, the Record Date, one transferable Right for each whole share of Common Stock held. Each Record Date Stockholder that continues to hold Rights and each other holder of the Rights is entitled to subscribe for one share of Common Stock for every [    ] Rights held (1 for [    ]). The Fund will not issue fractional shares of Common Stock upon the exercise of Rights; accordingly, Rights may be exercised only in multiples of [    ], except that any Record Date Stockholder that owns fewer than [    ] shares of Common Stock as of the close of business on the Record Date is entitled to subscribe for one full share of Common Stock in the Offer. Record Date Stockholders who hold two or more accounts may not combine their fractional interests across accounts. Rights are evidenced by subscription certificates that will be mailed to Record Date Stockholders, except as described under “The Offer — Foreign Common Stockholders.” The Fund refers to a Rights holder’s right to acquire during the subscription period at the Subscription Price one additional share of Common Stock for every [    ] Rights held (or in the case of any Record Date Stockholder who owns fewer than [    ] shares of Common Stock as of the close of business on the Record Date, the right to acquire one share of Common Stock), as the “Primary Subscription.”

Rights holders may exercise Rights at any time after issuance on [                ], 2021 and prior to 5:00 p.m., New York City time, on [                 ], 2021, the Expiration Date, unless otherwise extended by the Fund (the “Subscription Period”). See “The Offer — Expiration of the Offer.” The Rights are transferable and will be admitted for trading on the NYSE under the symbol “TSI RT” during the course of the Offer. See “The Offer — Transferability and Sale of Rights.”

Shares of Common Stock of the Fund, as a closed-end fund, may trade at a discount to NAV. Upon exercise of Rights, shares of Common Stock are expected to be issued at a price below NAV per share of Common Stock.

An investor who acquires shares of Common Stock in the Offer issued after the record date for a quarterly dividend (if any) to be paid by the Fund will not receive such dividend. Therefore, an investor who acquires shares of Common Stock in the Offer will not receive the Fund’s dividend payable on [                 ], 2021 to Common Stockholders of record at the close of business on [                 ], 2021.

Record Date Stockholders who fully exercise the Rights issued to them pursuant to the Offer (other than those Rights that cannot be exercised because they represent the right to acquire less than one share of Common Stock) will be entitled to an over-subscription privilege under which they may subscribe for additional shares of Common Stock at the Subscription Price. Any shares of Common Stock made available pursuant to the over-subscription privilege are subject to allotment. See “The Offer — Over-Subscription Privilege.”

In this Prospectus, the Fund uses the terms “Common Stockholders” to refer to any person that holds shares of Common Stock, “Record Date Stockholders” to refer to those Common Stockholders that held their shares of Common Stock on the Record Date and “Existing Rights Holders” to refer to (i) those persons that are Record Date Stockholders to whom the Rights were issued initially to the extent that a Record Date Stockholder continues to hold Rights and (ii) any subsequent transferees of the Rights that continue to hold the Rights.

Subscription Price

The Subscription Price will be determined based upon a formula equal to [    ]. Since the Subscription Price will be determined on the Expiration Date, Rights holders who decide to acquire shares of Common Stock in the Primary Subscription or pursuant to the Over-Subscription Privilege (defined below) will not know the exact Subscription Price of those shares of Common Stock when they make such decisions. The Fund will pay a sales load on the Subscription Price. See “The Offer — Subscription Price.”

Over-Subscription Privilege

Record Date Stockholders who fully exercise all Rights initially issued to them (other than those Rights to acquire less than one share of Common Stock, which cannot be exercised) are entitled to subscribe for additional shares of Common Stock which were not subscribed for by other Record Date Stockholders at the same Subscription Price, subject to certain limitations and subject to allotment. This is known as the “over-subscription privilege” (the “Over-Subscription Privilege”). Investors who are not Record Date Stockholders, but who otherwise acquire Rights to purchase the Fund’s shares of Common Stock pursuant to the Offer (e.g., Rights acquired in the secondary market), are not entitled to subscribe for any of the Fund’s shares of Common Stock pursuant to the Over-Subscription Privilege. If sufficient shares of Common Stock are available, all Record Date Stockholders’ over-subscription requests will be honored in full. If these requests for shares of Common Stock exceed the shares of Common Stock available, the available shares of Common Stock will be allocated pro rata among Record Date Stockholders who over-subscribe based on the number of Rights originally issued to them by the Fund.

Notwithstanding the above, the Board has the right in its absolute discretion to eliminate the Over-Subscription Privilege if it considers it to be in the interest of the Fund to do so. The Board may make that determination at any time, without prior notice to Rights holders or others, up to and including the fifth day following the Expiration Date. See “The Offer — Over-Subscription Privilege.”

Any shares of Common Stock issued pursuant to the Over-Subscription Privilege will be shares of Common Stock registered under the Prospectus.

Transferability and Sale of Rights

The Rights are transferable until the close of business on the last Business Day prior to the Expiration Date of the Offer and will be admitted for trading on the NYSE under the symbol “TSI RT” during the course of the Offer. The Offer may be terminated or extended by the Fund at any time for any reason before the Expiration Date. If the Fund terminates the Offer, the Fund will issue a press release announcing such termination and will direct the Subscription Agent (defined below) to return, without interest, all subscription proceeds received to such Common Stockholders who had elected to exercise their Rights.

Trading in the Rights on the NYSE is expected to begin two Business Days prior to the Record Date and may be conducted until the close of trading on the last NYSE trading day prior to the Expiration Date. For purposes of this Prospectus, a “Business Day” shall mean any day on which trading is conducted on the NYSE. The Fund will use its best efforts to ensure that an adequate trading market for the Rights will exist, although there can be no assurance that a market for the Rights will develop.

The value of the Rights, if any, will be reflected by their market price on the NYSE. Rights may be sold by individual holders through their broker or financial advisor. Holders of Rights attempting to sell any unexercised Rights in the open market through their broker or financial advisor may be charged a commission or incur other transaction expenses and should consider the commissions and fees charged prior to selling their Rights on the open market.

Rights that are sold will not confer any right to acquire any shares of Common Stock in any over-subscription, and any Record Date Stockholder who sells any Rights (other than those Rights that cannot be exercised because they represent the right to acquire less than one share of Common Stock) will not be eligible to participate in the Over-Subscription Privilege, if any.

Trading of the Rights on the NYSE will be conducted on a when-issued basis (meaning the Rights will be purchased or sold with payment and delivery taking place in the future) until and including the date on which the subscription certificates are mailed to Record Date Stockholders and thereafter will be conducted on a regular-way basis (meaning Rights will be purchased or sold with payment and delivery taking place no later than the second day following the trade) until and including the last NYSE trading day prior to the completion of the Subscription Period. The Common Stock is expected to begin trading ex-Rights (meaning without Rights attached) one Business Day prior to the Record Date.

Stockholders are urged to obtain a recent trading price for the Rights on the NYSE from their broker, bank, financial advisor or the financial press.

Banks, broker-dealers and trust companies that hold shares of Common Stock for the accounts of others are advised to notify those persons that purchase Rights in the secondary market that such Rights will not participate in any Over-Subscription Privilege.

Record Date Stockholders who do not wish to exercise any or all of their Rights may instruct the Subscription Agent to try to sell any Rights they do not intend to exercise themselves.

Subscription certificates evidencing the Rights to be sold by the Subscription Agent must be received by the Subscription Agent on or before 5:00 p.m., New York City time, on [                 ], 2021 (or, if the subscription period is extended, on or before 5:00 p.m., New York City time, two (2) Business Days prior to the extended Expiration Date). Upon the timely receipt by the Subscription Agent of appropriate instructions to sell Rights, the Subscription Agent will ask the Dealer Manager if it will purchase the Rights. If the Dealer Manager purchases the Rights, the sales price paid by the Dealer Manager will be based upon the then-current market price for the Rights. If the Dealer Manager declines to purchase the Rights of a Record Date Stockholder that have been duly submitted to the Subscription Agent for sale, the Subscription Agent will attempt to sell such Rights in the open market. If the Rights can be sold, all of such sales will be deemed to have been effected at the weighted-average price of all Rights sold by the Subscription Agent during the Offer, less any applicable brokerage commissions, taxes and other expenses. The weighted average price is determined by multiplying the number of shares sold at each price by that price, adding these values together and dividing by the total number of shares sold.

Alternatively, the Rights evidenced by a subscription certificate may be transferred in whole by endorsing the subscription certificate for transfer in accordance with the accompanying instructions. A portion of the Rights evidenced by a single subscription certificate (but not fractional Rights) may be transferred by delivering to the Subscription Agent a subscription certificate, properly endorsed for transfer, with instructions to register such portion of the Rights evidenced thereby in the name of the transferee and to issue a new subscription certificate to the transferee evidencing the transferred Rights. See “The Offer — Transferability and Sale of Rights.”

Additional Information on the Transferability of Rights. The SEC staff has interpreted the 1940 Act as not requiring stockholder approval of a transferable rights offering to purchase common stock at a price below the then current net asset value so long as certain conditions are met, including: (i) a good faith determination by a fund’s board that such offering would result in a net benefit to existing stockholders; (ii) the offering fully protects stockholders’ preemptive rights and does not discriminate among stockholders (except for the possible effect of not offering fractional Rights); (iii) management uses its best efforts to ensure an adequate trading market in the rights for use by stockholders who do not exercise such rights; and (iv) the ratio of a transferable rights offering does not exceed one new share for each three rights held.

Offering Expenses

The expenses of the Offer incurred by the Fund (and indirectly by all of the Fund’s Common Stockholders, including those who do not exercise their Rights) are expected to be approximately $[    ], including partial reimbursement of the Dealer Manager for its expenses incurred in connection with the offering in an amount up to $[    ].

Use of Proceeds

The net proceeds of the Offer, assuming all shares of Common Stock offered hereby are sold at the estimated Subscription Price, are estimated to be approximately $[                ], after deducting the sales load and expenses associated with the Offer. The Adviser anticipates that investment of the net proceeds of the Offer in accordance with the Fund’s investment objective and policies will take approximately thirty (30) days after completion of the Offer. The Fund intends to use the proceeds of the Offer to make investments consistent with its investment objective. However, the investment of the net proceeds may take up to three months from completion of the Offer, depending on market conditions and the availability of appropriate securities. Pending such investment, it is anticipated that the net proceeds will be invested in fixed income securities and other permitted investments. See “Use of Proceeds.”

How to Obtain Subscription Information

•	Contact your broker-dealer, trust company, bank or other nominee, or

•	Contact the Information Agent toll-free at [ ].

How to Subscribe

Rights may be exercised by either:

•

sending a completed subscription certificate together with payment of the estimated Subscription Price for the shares of Common Stock subscribed for in the Primary Subscription and for any additional shares of Common Stock subscribed for pursuant to the Over-Subscription Privilege to the Subscription Agent, the completed subscription certificate and payment must be received by the Subscription Agent prior to 5:00 p.m., New York City time, on the Expiration Date, or

•

having a bank, trust company or NYSE member deliver a Notice of Guaranteed Delivery to the Subscription Agent along with payment of the full estimated Subscription Price for the shares of Common Stock subscribed for in the Primary Subscription and for any additional shares of Common Stock subscribed for pursuant to the Over-Subscription Privilege by 5:00 p.m., New York City time, on the Expiration Date guaranteeing delivery of a properly completed and executed subscription certificate pursuant to the Notice of Guaranteed Delivery by the close of business on the second (2nd) Business Day after the Expiration Date.

For additional information on exercising your Rights, see “The Offer — Methods for Exercising Rights” and “The Offer — Payment for Common Stock.”

Except as described herein, Rights holders will have no right to rescind their subscriptions after receipt of their payment for Common Stock by the Subscription Agent.

Subscription Agent

The Subscription Agent is [                ]. Under the terms and subject to the conditions contained in a Subscription Agent Agreement between the Fund and the Subscription Agent, the Subscription Agent in connection with the Offer will provide services related to the distribution of the subscription certificates and the issuance and exercise of Rights to subscribe as set forth therein. See “The Offer — Subscription Agent.”

Restrictions on Foreign Common Stockholders

The Fund will not mail subscription certificates to Record Date Stockholders whose record addresses are outside the United States (for these purposes, the United States includes its territories and possessions and the District of Columbia). Subscription certificates will only be mailed to Record Date Stockholders whose addresses are within the United States (other than an APO or FPO address). Record Date Stockholders whose addresses are outside the United States or who have an APO or FPO address and who wish to subscribe to the Offer either in part or in full should contact the Subscription Agent in writing or by recorded telephone conversation no later than five Business Days prior to the Expiration Date. The Fund will determine whether the Offer may be made to any such Record Date Stockholder. The Offer will not be made in any jurisdiction where it would be unlawful to do so. If the Subscription Agent has received no instruction by the [fifth (5th)] Business Day prior to the Expiration Date or the Fund has determined that the Offer may not be made to a particular Record Date Stockholder, the Subscription Agent will attempt to sell all of such Common Stockholder’s Rights and remit the net proceeds, if any, to such Common Stockholder. If the Rights can be sold, sales of these Rights will be deemed to have been effected at the weighted average price received by the Subscription Agent on the day the Rights are sold, less any applicable brokerage commissions, taxes and other expenses.

The Subscription Agent will hold the Rights to which those subscription certificates relate for such Common Stockholders’ accounts until instructions are received to exercise, sell or transfer the Rights, subject to applicable law. If no instructions have been received by 5:00 p.m., New York City time, on [                 ], 2021, [three (3)] Business Days prior to the Expiration Date (or, if the subscription period is extended, on or before [three (3)] Business Days prior to the extended Expiration Date), the Subscription Agent will ask the Dealer Manager if it will purchase the Rights. If the Dealer Manager declines to purchase the Rights, the Subscription Agent will attempt to sell such Rights in the open market. The net proceeds, if any, from the sale of those Rights will be remitted to Foreign Common Stockholders. See “The Offer — Foreign Common Stockholders.”

Distribution Arrangements

[                 ] will act as Dealer Manager for the Offer. Under the terms and subject to the conditions contained in a Dealer Manager Agreement among the Fund, the Adviser and the Dealer Manager (the “Dealer Manager Agreement”), the Dealer Manager will provide financial structuring services in connection with the Offer and will solicit the exercise of Rights and participation in the Over-Subscription Privilege (if any). The Offer is not contingent upon any number of Rights being exercised. The Fund has agreed to pay the Dealer Manager a fee for its financial structuring and solicitation services equal to [                 ]% of the Subscription Price for each share of Common Stock issued pursuant to the exercise of Rights (including pursuant to the Over-Subscription Privilege). The Dealer Manager will reallow a part of its fees to other broker-dealers that have assisted in soliciting the exercise of Rights. The Fund has also agreed to pay the Dealer Manager up to $[     ] as a partial reimbursement for its reasonable out-of-pocket expenses incurred in connection with the Offer. The Fund will also pay expenses relating to the printing or other production, mailing and delivery expenses incurred in connection with materials related to the Offer, including all reasonable out-of-pocket fees and expenses, if any and not to exceed $[    ], incurred by the Dealer Manager, Selling Group Members (as defined below), Soliciting Dealers (as defined below) and other brokers, dealers and financial institutions in connection with their customary mailing and handling of materials related to the Offer to their customers. The Fund and the Adviser have also agreed to indemnify the Dealer Manager against certain liabilities, including under the Securities Act of 1933, as amended (the “Securities Act”). The fees paid to the Dealer Manager will be borne by the Fund and indirectly by all of its Common Stockholders, including those who do not exercise the Rights. All of the costs of the Offer will be borne by the Fund and indirectly by the Fund’s Common Stockholders whether or not they exercise their Rights.

Prior to the expiration of the Offer, the Dealer Manager may purchase or exercise Rights during the Subscription Period at prices determined at the time of such exercise, which are expected to vary from the Subscription Price. See “The Offer — Distribution Arrangements” and “— Compensation to Dealer Manager.”

Information Agent

The Information Agent is [                ]. Under the terms and subject to the conditions contained in an Information Agent Agreement between the Fund and the Information Agent, the Information Agent will provide communication, dissemination and other related services in connection with the Offer. See “The Offer — Information Agent.”

How to Obtain Information

You may obtain information with respect to the Offer by contacting your bank, broker or nominee or the Information Agent, toll-free at [                 ].

Important Dates to Remember

Please note that the dates in the table below may change if the Offer is extended.

Record Date	[ ]
[ ]
Subscription Period*	[ ]
[ ]
Expiration Date*	[ ]
[ ]
Deadline for Subscription Certificates and Payment for Common Stock*†	[ ]
[ ]
Deadline for Notice of Guaranteed Delivery*†	[ ]
[ ]
Deadline for Payment Pursuant to Notice of Guaranteed Delivery*	[ ]
[ ]
Confirmation Mailed to Exercising Rights Holders	[ ]
[ ]
Final Payment for Common Stock**	[ ]

*	Unless the Offer is extended.
**	Additional amount due (in the event the Subscription Price exceeds the estimated Subscription Price).
†

A person exercising Rights must deliver either (i) a subscription certificate and payment for Common Stock, or (ii) a Notice of Guaranteed Delivery and payment for Common Stock by the Expiration Date, unless the Offer is extended.

The Fund

The Fund is a closed-end, diversified, management investment company registered under the 1940 Act. The Fund was incorporated in Maryland on January 13, 1987 and commenced operations on March 5, 1987. As of [                     ], 2021 the Fund’s NAV per share of Common Stock was $[     ]. See “The Fund.”

NYSE Listed

As of [                 ], 2021, the Fund had [                 ] shares of Common Stock outstanding. The Fund’s shares of Common Stock are traded on the NYSE under the symbol “TSI.” As of [                 ], 2021, the last reported sales price of a share of Common Stock of the Fund was $[                 ], representing a [premium/discount] to NAV of [    ]%. The Rights are transferable and will be admitted for trading on the NYSE under the symbol “TSI RT” during the course of the Offer.

Who May Want to Invest

Investors should consider their investment goals, time horizons and risk tolerance before investing in the Fund. An investment in the Fund is not appropriate for all investors, and the Fund is not intended to be a complete investment program. The Fund is designed as a long-term investment and not as a trading vehicle. The Fund may be an appropriate investment for investors who are seeking:

•

a closed-end fund that seeks a total return comprised of current income and capital appreciation by investing generally in a wide range of securities including convertible securities, marketable small-, mid- and large-capitalization equity securities, investment-grade debt securities, high-yield debt securities, securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities (“U.S. Government Securities”), repurchase agreements, mortgage related securities, asset-backed securities, money market securities, other securities and derivative instruments;

•	a fund that seeks a balance between credit risk and interest rate risk and investment returns;

•	exposure to mortgage backed and asset backed securities for an overall portfolio that lacks such exposure; and

•	a portfolio that may be shifted and reallocated with professional selection and active management by the Adviser.

Investment Objective and Investment Strategies

The Fund’s investment objective is to seek a total return comprised of current income and capital appreciation. There can be no assurance that the Fund will achieve its investment objective.

Depending on current market conditions and the Fund’s outlook over time, the Fund seeks to achieve its investment objectives by investing in a wide range of securities, including U.S. Government Securities, investment-grade corporate debt securities, high-yield debt securities, mortgage related securities, asset-backed securities, marketable small-, mid- and large-capitalization equity securities, convertible securities, money market securities, repurchase agreements, other securities and derivative instruments.

The Fund’s investment objective is considered to be a fundamental investment policy and may only be changed with the approval of a “majority of the Fund’s outstanding voting securities.” A “majority of the Fund’s outstanding voting securities,” when used in this Prospectus, means the lesser of (1) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are present in person or represented by proxy, or (2) more than 50% of the outstanding shares.

The Fund’s principal investment strategies are not considered to be fundamental by the Fund and can be changed without the vote of the Fund’s stockholders by the Board with at least sixty (60) days’ written notice provided to stockholders.

Portfolio Turnover Rate

The Fund’s portfolio turnover rate may vary from year to year. Because it is difficult to predict accurately portfolio turnover rates, actual turnover may be higher or lower. A high portfolio turnover rate increases a fund’s transaction costs (including brokerage commissions and dealer costs), which would adversely impact a fund’s performance. Higher portfolio turnover may result in the realization of more short-term capital gains than if a fund had lower portfolio turnover.

Portfolio

Portfolio Construction Guidelines. Under normal market conditions, the Fund invests at least 80% of its “Managed Assets” in a wide range of securities, including U.S. Government Securities, investment-grade corporate debt securities, high-yield corporate debt securities, non-US developed and emerging market debt mortgage related securities, asset-backed securities, marketable small-, mid- and large-capitalization equity securities, convertible securities, money market securities, repurchase agreements, other securities and derivative instruments. Under some market conditions, certain types of structured products, swaps and other derivative instruments may be used provide neutral or counter, i.e., short exposure to other portfolio holdings. “Managed Assets” are the net asset value of common shares, plus the liquidation preference of any preferred shares issued by the Fund and the principal amount of any borrowings of the Fund used for leverage. An emerging market country means any of the countries in the J.P. Morgan Emerging Market Bond Index (EMBI) Global Diversified, the J.P. Morgan Corporate Emerging Market Bond Index (CEMBI) Broad Diversified, the J.P. Morgan Government Bond Index-Emerging Markets (GBI-EM), the MSCI Emerging Markets Index and the MSCI Frontier Markets Index.

The Fund may invest in credit obligations or related instruments that, at the time of investment, could be subject to default. The credit obligations and related instruments in which the Fund may invest include mortgage-backed and asset-backed securities and securities whose value depends on the value of mortgage-backed or asset-backed securities. These types of investments present special risks. See “Risk Factors.”

Under normal market conditions, the Fund may also invest in any combination of the following: (i) structured products that do not provide long or short exposure to other credit obligations; (ii) swaps and other derivative instruments (including total return, index and interest rate swaps, options, warrants, forward contracts, futures contracts and options on futures contracts) that do not provide long or short exposure to other credit obligations; (iii) foreign currencies and foreign currency derivatives (including foreign currency related swaps, futures contracts and forward contracts) acquired for the purpose of hedging the currency risk arising from the credit obligations in the Fund’s portfolio; and (iv) equity securities obtained through the conversion or exchange of convertible or exchangeable instruments, debt restructurings or bankruptcy proceedings and hedges on such positions. Structured products, swaps and other derivative instruments that do not provide long or short exposure to other credit obligations are those instruments whose reference or underlying assets or indices are not credit obligations or indices of credit obligations. Examples of such instruments include equity- and commodity-linked notes, total return swaps based on the value of an equity security and commodity futures contracts. The Fund may invest in such instruments in order, for example, (i) to seek current income or capital appreciation or (ii) to reduce the Fund’s exposure solely to credit obligations. The Adviser believes that the flexibility afforded by being able to invest in such instruments may benefit the Fund by (i) allowing the Fund to invest in potentially attractive investment opportunities that are not credit obligations and (ii) increasing the mix of instruments in the Fund’s portfolio which could reduce the overall risk of the Fund’s portfolio. There can be no assurance that these benefits will be realized and such instruments may expose the Fund to risks not presented by credit obligations.

The types of derivative instruments that the Fund currently invests in (or considers for investment) are: structured products, swaps, futures contracts, and forward contracts. In the future, the Fund may invest in other types of derivative instruments if deemed advisable by the Adviser. Structured products include instruments such as credit-linked securities, commodity-linked notes and structured notes. A structured product may combine a traditional stock, bond, or commodity with an option or forward contract. An example of a structured product could be a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such a structured product would be a combination of a bond and a call option on oil. The Fund may commence investing in such other types of derivative instruments without notice to stockholders.

Credit Quality. The Fund may invest without limit in debt instruments that are, at the time of purchase, rated below investment grade (below Baa by Moody’s Investors Service, Inc. (“Moody’s”) or below BBB by Standard & Poor’s Ratings Services, a division of The McGraw-Hill Company, Inc. (“S&P”) or Fitch, Inc. (“Fitch”)), or unrated but determined by the Adviser to be of comparable quality to securities so rated. The Fund may invest in mortgage-related and other asset-backed securities regardless of rating (i.e., of any credit quality). For purposes of applying the foregoing policy, in the case of securities with split ratings (i.e., a security receiving two different ratings from two different rating agencies), the Fund will apply the higher of the applicable ratings. The Fund may invest in securities of stressed issuers, which include securities at risk of being in default as to the repayment of principal and/or interest at the time of acquisition by the Fund or that are rated in the lower rating categories by one or more nationally recognized statistical rating organizations (for example, Ca or lower by Moody’s or CC or lower by S&P or Fitch) or, if unrated, are determined by the Adviser to be of comparable quality. Debt instruments of below investment grade quality are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and to repay principal, and are commonly referred to as “high yield” securities or “junk bonds.” Debt instruments in the lowest investment grade category also may be considered to possess some speculative characteristics. The Fund may, for hedging, investment or leveraging purposes, make use of credit default swaps, which are contracts whereby one party makes periodic payments to a counterparty in exchange for the right to receive from the counterparty a payment equal to the par (or other agreed-upon) value of a referenced debt obligation in the event of a default or other credit event by the issuer of the debt obligation.

The Fund may invest in securities that have not been registered for public sale in the U.S. or relevant non-U.S. jurisdiction, including without limitation securities eligible for purchase and sale pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), or relevant provisions of applicable non-U.S. law, and other securities issued in private placements. The Fund may also invest in securities of other investment companies, including, without limitation, exchange-traded funds (“ETFs”), and may invest in foreign ETFs. The Fund may invest in real estate investment trusts (“REITs”). The Fund may invest in securities of companies with small and medium market capitalizations.

The Fund may invest without limit in illiquid securities (i.e., securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities).

Duration Strategy. It is expected that the Fund normally will have a short to intermediate average portfolio duration (i.e., within a zero to eight (0 to 8) year range), as calculated by the Adviser, although it may be shorter or longer at any time or from time to time depending on market conditions and other factors. While the Fund seeks to maintain a short to intermediate average portfolio duration, there is no limit on the maturity or duration of any individual security in which the Fund may invest. The Adviser believes that maintaining duration within this range offers flexibility and the opportunity for above-average returns while potentially limiting exposure to interest rate volatility and related risk. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The Fund’s duration strategy may entail maintaining a negative average portfolio duration from time to time, which would potentially benefit the portfolio in an environment of rising market interest rates, but would generally adversely impact the portfolio in an environment of falling or neutral market interest rates. The Adviser may also utilize certain strategies, including without limit investments in structured notes or interest rate futures contracts or swap, cap, floor or collar transactions, for the purpose of reducing the interest rate sensitivity of the Fund’s portfolio, although there is no assurance that it will do so or that such strategies will be successful.

Leverage. The Fund can utilize leverage through the use of a credit facility. The Fund has entered into a line of credit agreement with The Bank of New York Mellon which permits the Fund to borrow up to $70 million at a rate, per annum, equal to the Federal Funds Rate plus 1.00%. There is also an annual facility fee of $56,000 for the contract period. As of June 30, 2020, the Fund had outstanding a line of credit balance of approximately $5,343,000, which represented approximately 2% of the Fund’s Managed Assets. The Fund may also enter into transactions that may give rise to a form of leverage including, among others, futures and forward contracts (including foreign currency exchange contracts), credit default swaps, total return swaps and other derivative transactions, loans of portfolio securities, short sales and when-issued, delayed delivery and forward commitment transactions. Although it has no current intention to do so, the Fund may also determine to issue preferred shares or other types of senior securities to add leverage to its portfolio. The Fund intends to utilize reverse repurchase agreements, dollar rolls, borrowings and other forms of leverage opportunistically and may choose to increase or decrease, or eliminate entirely, its use of leverage over time and from time to time, based on the Adviser’s assessment of the yield curve environment, interest rate trends, market conditions and other factors. See “Risk Factors—Segregation and Coverage Risk.”

The net proceeds the Fund obtains from reverse repurchase agreements, dollar rolls or other forms of leverage utilized will be invested in accordance with the Fund’s investment objective and policies as described in this prospectus. So long as the rate of return, net of applicable Fund expenses, on the debt obligations and other investments purchased by the Fund exceeds the costs to the Fund of the leverage it utilizes, the investment of the Fund’s net assets attributable to leverage will generate more income than will be needed to pay the costs of the leverage. If so, and all other things being equal, the excess may be used to pay higher dividends to Common Stockholders than if the Fund were not so leveraged.

The 1940 Act generally prohibits the Fund from engaging in most forms of leverage (including the use of reverse repurchase agreements, dollar rolls, bank loans, commercial paper or other credit facilities, credit default swaps, total return swaps and other derivative transactions, loans of portfolio securities, short sales and when-issued, delayed delivery and forward commitment transactions, to the extent that these instruments are not covered as described below) unless immediately after the issuance of the leverage the Fund has satisfied the asset coverage test with respect to senior securities representing indebtedness prescribed by the 1940 Act; that is, the value of the Fund’s total assets less all liabilities and indebtedness not represented by senior securities (for these purposes, “total net assets”) is at least 300% of the senior securities representing indebtedness (effectively limiting the use of leverage through senior securities representing indebtedness to 33 1/3% of the Fund’s total net assets, including assets attributable to such leverage). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Stock unless, at the time of such declaration, this asset coverage test is satisfied. The Fund may (but is not required to) cover its commitments under reverse repurchase agreements, dollar rolls, derivatives and certain other instruments by the segregation of liquid assets, or by entering into offsetting transactions or owning positions covering its obligations. To the extent that certain of these instruments are so covered, they will not be considered “senior securities” under the 1940 Act and therefore will not be subject to the 1940 Act 300% asset coverage requirement otherwise applicable to forms of leverage used by the Fund. However, reverse repurchase agreements, dollar rolls and other such instruments, even if covered, may represent a form of economic leverage and create special risks. The use of these forms of leverage increases the volatility of the Fund’s investment portfolio and could result in larger losses to Common Stockholders than if these strategies were not used. See “Risk Factors—Leverage Risk.” To the extent that the Fund engages in borrowings, it may prepay a portion of the principal amount of the borrowing to the extent necessary in order to maintain the required asset coverage. Failure to maintain certain asset coverage requirements could result in an event of default.

In October 2020, the SEC adopted Rule 18f-4 under the 1940 Act, which regulates the ability of registered investment companies to use derivatives and other transactions that create future payment or delivery obligations. Under the newly adopted Rule 18f-4, closed-end funds that use derivatives will be subject to a value-at-risk (“VaR”) leverage limit, a derivatives risk management program and testing requirements and requirements related to board reporting. These new requirements will apply unless a closed-end fund qualifies as a “limited derivatives user,” as defined under the rule. Collectively, these requirements may limit the Fund’s ability to use derivatives and/or enter into certain other financial contracts.

Leveraging is a speculative technique and there are special risks and costs involved. There can be no assurance that the Fund’s leveraging strategies will be successful or result in a higher yield on shares of Common Stock. When leverage is used, the net asset value and market price of the Common Stock and the yield to Common Stockholders will be more volatile. See “Risk Factors—Leverage Risk.” In addition, interest and other expenses borne by the Fund with respect to its use of reverse repurchase agreements, dollar rolls, borrowings or any other forms of leverage are borne by the Common Stockholders and result in a reduction of the net asset value of the Common Stock. In addition, because the fees received by the Adviser are based on the Managed Assets of the Fund, the Adviser has a financial incentive for the Fund to use certain forms of leverage (e.g., reverse repurchase agreements, dollar rolls, borrowings and preferred shares), which may create a conflict of interest between the Adviser and the Common Stockholders.

Temporary Defensive Positions. During temporary defensive periods or in order to keep the Fund’s cash fully invested, including during the period when the net proceeds of the Offer are being invested, the Fund may deviate from its investment objective and principal investment strategy. During such periods, the Fund may invest all or a portion of its Managed Assets in certain short-term (less than one (1) year to maturity) and medium-term (not greater than five years to maturity) debt securities or hold cash. The short-term and medium-term debt securities in which the Fund may invest consist of: (i) obligations of the U.S. government, its agencies or instrumentalities; (ii) bank deposits and bank obligations (including certificates of deposit, time deposits and bankers’ acceptances) of U.S. or foreign banks denominated in any currency; (iii) floating rate securities and other instruments denominated in any currency issued by various governments or international development agencies; (iv) finance company and corporate commercial paper and other short-term corporate debt obligations of U.S. or foreign corporations; (v) repurchase agreements with banks and broker-dealers with respect to such securities; and (vi) shares of money market funds.

The Adviser

The Adviser is headquartered at 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017. The Adviser is registered under the Investment Advisers Act of 1940, as amended. The Adviser was organized in 1987 as a wholly-owned subsidiary of The TCW Group, Inc. (“TCW”). As of September 30, 2020, the Adviser and its affiliated companies, which provide a variety of investment management and advisory services, had approximately $235 billion under management or committed to management.

As compensation for the investment advisory services rendered, facilities provided, and expenses borne, the Adviser is paid a monthly fee by the Fund computed at the annual rate of 0.75% of the first $100 million of the Fund’s average Managed Assets and 0.50% of the Fund’s average Managed Assets in excess of $100 million.

Custodian and Administrator

State Street Bank & Trust Company acts as the custodian and administrator to the Fund. See “Custodian and Administrator.”

Transfer Agent and Dividend-Paying Agent

Computershare acts as the Fund’s transfer agent and dividend-paying agent. See “Transfer Agent and Dividend-Paying Agent.”

Legal proceedings

The Fund and the Adviser are not currently parties to any material legal proceedings.

Distributions

The Fund has a net investment income-based distribution policy. The policy is to pay quarterly distributions out of the Fund’s accumulated undistributed net investment income and/or other sources subject to the requirements of the 1940 Act and Sub-chapter M of the Internal Revenue Code of 1986, as amended (the “Code”). Distribution policies are a matter of Board discretion and may be modified or terminated at any time without prior notice. Any such change or termination may have an adverse effect on the market price for the Fund’s shares. Stockholders should not draw any conclusions about the Fund’s investment performance from the amount of the quarterly distribution or from the terms of the Fund’s distribution policy.

An investor who acquires shares of Common Stock in the Offer issued after the record date for a quarterly dividend (if any) to be paid by the Fund will not receive such dividend. Therefore, an investor who acquires shares of Common Stock in the Offer will not receive the Fund’s dividend payable on [                 ], 2021 to Common Stockholders of record at the close of business on [                 ], 2021.

Dividend Reinvestment Plan

The Fund has established a dividend reinvestment plan (the “Plan”). Stockholders who wish to add to their investment may do so by making an election to participate in the Plan. Under the Plan, stockholder dividends are used to purchase Fund shares on the open market whenever shares, including the related sales commission, are selling below the Fund’s net asset value per share. Stockholders will be charged a pro-rata portion of brokerage commissions on open-market purchases under the Plan. If the market price, including commission, of Fund shares is above the Fund’s net asset value per share, you will receive shares at a price equal to the higher of the Fund’s net asset value per share on the payment date or 95% of the closing market price of Fund shares on the payment date. Generally, for tax purposes, stockholders participating in the Plan will be treated as having received a distribution from the Fund in cash equal to the value of the shares purchased from them under the Plan.

Closed-end Fund Structure

Closed-end funds differ from open-end management investment companies (commonly referred to as mutual funds) in that closed-end funds generally list their shares for trading on a securities exchange and do not redeem their shares at the option of the stockholder. By comparison, mutual funds issue securities redeemable at NAV at the option of the stockholder and typically engage in a continuous offering of their shares. Mutual funds are subject to continuous asset in-flows and out-flows that can complicate portfolio management, whereas closed-end funds generally can stay more fully invested in securities consistent with the closed-end fund’s investment objective and policies. In addition, in comparison to open-end funds, closed-end funds have greater flexibility in the employment of financial leverage and in the ability to make certain types of investments, including investments in illiquid securities.

However, shares of closed-end funds frequently trade at a discount from their NAV. In recognition of the possibility that the shares of Common Stock might trade at a discount to NAV and that any such discount may not be in the interest of Common Stockholders, the Board, in consultation with the Adviser, from time to time may review possible actions to reduce any such discount. The Board might consider open market repurchases or tender offers for shares of Common Stock at NAV. There can be no assurance, however, that the Board will decide to undertake any of these actions or that, if undertaken, such actions would result in the shares of Common Stock trading at a price equal to or close to NAV. The Board might also consider the conversion of the Fund to an open-end mutual fund, which would also require a vote of the stockholders of the Fund. Under the 1940 Act, conversion of the Fund to an open-

end mutual fund would require approval by both (i) a majority of the Board and (ii) a vote of stockholders representing the lesser of (a) 67% or more of the outstanding voting securities of the Fund at a stockholder meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (b) more than 50% of the outstanding voting securities of the Fund. In addition, any amendment to the Fund’s charter which makes the Common Stock a redeemable security (within the meaning of the 1940 Act) and any merger with an open-end investment company would require approval by both (i) a majority of the Board and (ii) the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter.

The Fund has no limitation on investments in illiquid securities (closed-end funds are not required to have any such limitation) and may invest all or a portion of its assets in illiquid securities. In order to meet redemptions upon request by stockholders, open-end funds typically cannot have more than 15% of their net assets in illiquid securities. Thus, if the Fund were to convert to an open-end fund, it would have to adopt a limitation on illiquid securities and may need to revise its investment objective, strategies and policies. The composition of the Fund’s portfolio and/or its investment policies could prohibit the Fund from complying with regulations of the SEC applicable to open-end management investment funds absent significant changes in portfolio holdings, including with respect to certain illiquid securities, and investment policies. The Board believes, however, that the closed-end structure is desirable, given the Fund’s investment objective, strategies and policies. Investors should assume, therefore, that it is highly unlikely that the Board would vote to convert the Fund to an open-end investment company. Investors should note that the issuance of preferred shares to provide investment leverage could make a conversion to an open-end fund more difficult because of the voting rights of preferred stockholders, the costs of redeeming preferred shares and other factors.

Special Risk Considerations

Investment in the Fund involves special risk considerations, which are summarized below. The Fund is designed as a long-term investment, and not as a trading vehicle. The Fund is not intended to be a complete investment program. See “Risk Factors” for a more complete discussion of the special risk considerations of an investment in the Fund.

Dilution Risk. As a result of this Offer, it is anticipated that even if you fully exercise your Rights, you should expect to incur immediate economic dilution and, if you do not exercise all of your Rights, you will incur voting dilution.

Upon the completion of the Offer, Record Date Stockholders who do not exercise their Rights fully will own a smaller proportional interest in the Fund than they owned prior to the Offer because there will be more shares of Common Stock issued and outstanding if Rights are exercised. The completion of the Offer will result in immediate voting dilution for such Common Stockholders. Further, both the sales load and expenses associated with the Offer paid by the Fund will immediately reduce the NAV of each outstanding share of Common Stock.

In addition, if the Subscription Price is less than the NAV of the Fund’s shares of Common Stock as of the Expiration Date, the Offer will result in an immediate dilution of NAV for all Common Stockholders. It is anticipated that the existing Common Stockholders will experience immediate dilution even if they fully exercise their Rights. Such dilution is not currently determinable because it is not known how many shares of Common Stock will be subscribed for, what the NAV or market price of the Fund’s shares of Common Stock will be on the Expiration Date or what the Subscription Price will be. Any such NAV dilution will disproportionately affect non-exercising Common Stockholders. If the Subscription Price is substantially less than the current NAV, this dilution could be substantial. For example, assuming that the NAV per share of Common Stock on the Expiration Date was $[                 ] (the NAV per share of Common Stock as of [    ], 2021) and all of the shares of Common Stock are sold at the estimated Subscription Price and after deducting all expenses related to the issuance of the shares of Common Stock, the per share NAV would be reduced by approximately $[    ] or [    ]%. Record Date Stockholders will experience a decrease in the NAV of the shares of Common Stock held by them, irrespective of whether they exercise all or any portion of their Rights. The distribution of transferable Rights, which may themselves have value, will afford non-participating Common Stockholders the potential of receiving a cash payment upon the sale of Rights, receipt of which may be viewed as partial compensation for the economic dilution of their interests, although there can be no assurance that a market for the Rights will develop or, if such a market does develop, what the price of the Rights will be.

Example of Dilution to NAV Resulting from the Offer

(a)	NAV per share of Common Stock (as of [ ], 2021)	[ ]
(b)	Total net assets (as of [ ], 2021)	[ ]
(c)	Estimated reduction in current NAV per share of Common Stock resulting from the Offer (“per share dilution”)(1)(2)	[ ]
(d)	Estimated percentage reduction in current NAV per share of Common Stock resulting from the Offer(1)(3)	[ ]

(1)

Assumes full exercise of the Rights being offered, that the NAV per share of Common Stock on the Expiration Date was $[    ] (the NAV per share of Common Stock on [    ], 2021), and that all of the shares of Common Stock are sold at the estimated Subscription Price of $[                ] and deducts the dealer manager fee and all expenses related to the issuance of the shares of Common Stock in the Offer. The Fund pays offering expenses, which are ultimately thus borne by all Common Stockholders whether or not they exercise their Rights.

(2)

Item (c) was calculated by subtracting (A) the Fund’s estimated NAV per share of Common Stock immediately following the completion of the Offer from (B) the Fund’s NAV per share of Common Stock (as of [                ], 2021). The Fund’s estimated NAV per share of Common Stock immediately following the completion of the Offer was estimated (using the assumptions described in note (1) above) by dividing (X) the estimated NAV of the Fund immediately following the Offer by (Y) the estimated total number of shares of Common Stock outstanding immediately following the completion of the Offer.

(3)	Item (d) was calculated by dividing Item (c) by Item (a).

There can be no assurance that the dilution will be limited to the amounts shown in the table above. The final amounts of such dilution may be greater than those estimated due to many factors, including the Fund’s market price and NAV at the time of completion of the Offer and the level of participation in the Offer.

The number of shares of Common Stock outstanding as of [                 ], 2021 was [                 ]. The number of shares of Common Stock adjusted to give effect to the Offer, assuming that all Rights are exercised and the applicable shares of Common Stock issued, would be [                 ]. The percentage increase in shares of Common Stock outstanding that will occur if all the Rights are exercised is [     ]%.

All of the costs of the Offer will be borne by the Fund and indirectly by the Fund’s Common Stockholders whether or not they exercise their Rights.

Risks of Investing in Rights. Shares of closed-end funds such as the Fund frequently trade at a discount to NAV. If the Formula Price is less than [    ]% of NAV on the Expiration Date, then the Subscription Price will likely be greater than the market price of a share of Common Stock on that date. In addition, the Formula Price, even if above [    ]% of NAV, may still be above the market price of a share of Common Stock on the Expiration Date. If either event occurs, the Rights will have no value, and a person who exercises Rights will experience an immediate loss of value.

Increase in Share Price Volatility; Decrease in Share Price. The Offer may result in an increase in trading of the shares of Common Stock, which may increase volatility in the market price of the shares of Common Stock. The Offer may result in an increase in the number of Common Stockholders wishing to sell their Common Stock, which would exert downward price pressure on the price of the shares.

Under-Subscription. It is possible that the Offer will not be fully subscribed. Under-subscription of the Offer would have an impact on the net proceeds of the Offer and whether the Fund achieves any benefits.

Market Discount Risk. As with any stock, the price of the Fund’s Common Stock will fluctuate with market conditions and other factors. If you sell your Common Stock, the price received may be more or less than your original investment. Net asset value will be reduced immediately following the initial offering by a sales load and offering expenses paid or reimbursed by the Fund. The Common Stock is designed as a long-term investment, and should not be treated as a trading vehicle. Shares of closed-end management investment companies frequently trade at a discount from their net asset value. The Common Stock may trade at a price that is less than the initial offering price. This risk may be greater for investors who sell their shares relatively shortly after completion of the initial offering.

Market Risk. The market price of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, adverse investor sentiment generally or other conditions (including those associated with the recent pandemic outbreak of coronavirus (“COVID-19”)). They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously.

Many countries have experienced outbreaks of infectious illnesses in recent decades, including swine flu, avian influenza, SARS, and most recently, “SARS-CoV-2” (and the resulting respiratory disease sometimes referred to as the “corona virus” and abbreviated as COVID-19). In December 2019, an initial outbreak of the COVID-19 was reported in Wuhan City, Hubei Province, China. Since then, a large and growing number of cases have been confirmed around the world. COVID-19 has resulted in, among other things, closing borders, enhanced health screenings, disruptions to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and economic uncertainty. The impact of COVID-19, and other epidemics and pandemics that may arise in the future, has affected and may continue to affect the economies of many nations, individual companies and the global markets, including liquidity, in general in ways that cannot necessarily be foreseen at the present time.

Asset Allocation Risk. The Fund’s investment performance depends upon how its assets are allocated and reallocated. A principal risk of investing in the Fund is that the Adviser may make less than optimal or unsuccessful asset allocation decisions. The Adviser employs an active approach to allocation among multiple fixed-income sectors, but there is no guarantee that such allocation techniques will produce the desired results. It is possible that the Adviser will allocate to an investment that underperforms other investments under various market conditions. You could lose money on your investment in the Fund as a result of these allocation decisions.

Issuer Risk. The value of a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. A change in the financial condition of a single issuer may affect securities markets as a whole. These risks can apply to the Common Stock issued by the Fund and to the issuers of securities and other instruments in which the Fund invests.

Management Risk. The Fund is subject to management risk because it is an actively managed investment portfolio. The Adviser and the portfolio managers will apply investment techniques and risk analysis in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results. Certain securities or other instruments in which the Fund seeks to invest may not be available in the quantities desired. In addition, regulatory restrictions, actual or potential conflicts of interest or other considerations may cause the Adviser to restrict or prohibit participation in certain investments. In such circumstances, the Adviser or the portfolio managers may determine to purchase other securities or instruments as substitutes. Such substitute securities or instruments may not perform as intended, which could result in losses to the Fund. To the extent the Fund employs strategies targeting perceived pricing inefficiencies, arbitrage strategies or similar strategies, it is subject to the risk that the pricing or valuation of the securities and instruments involved in such strategies may change unexpectedly, which may result in reduced returns or losses to the Fund. Additionally, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to the Adviser and the portfolio managers in connection with managing the Fund and may also adversely affect the ability of the Fund to achieve its investment objective. There also can be no assurance that all of the personnel of the Adviser will continue to be associated with the Adviser for any length of time. The loss of the services of one or more key employees of the Adviser could have an adverse impact on the Fund’’ ability to realize its investment objective.

In addition, the Fund may rely on various third-party sources to calculate its net asset value. As a result, the Fund is subject to certain operational risks associated with reliance on service providers and service providers’ data sources. In particular, errors or systems failures and other technological issues may adversely impact the Fund’s calculations of its net asset value, and such net asset value calculation issues may result in inaccurately calculated net asset values, delays in net asset value calculation and/or the inability to calculate net asset values over extended periods. The Fund may be unable to recover any losses associated with such failures.

Interest Rate Risk. Interest rate risk is the risk that fixed income securities and other instruments in the Fund’s portfolio will decline in value because of an increase in interest rates. Interest rate changes can be sudden and unpredictable, and the Fund may lose money as a result of movements in interest rates.

A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). This is especially true under current conditions because interest rates and bond yields are near historically low levels. Thus, the Fund currently faces a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Rising interest rates may result in a decline in value of the Fund’s fixed income investments and in periods of volatility.

Credit Risk. The Fund could lose money if the issuer or guarantor of a fixed income security (including a security purchased with securities lending collateral), or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise fulfil its obligations. The downgrade of the credit of a security held by the Fund may decrease its value. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. Measures such as average credit quality may not accurately reflect the true credit risk of the Fund. This is especially the case if the Fund consists of securities with widely varying credit ratings. Credit risk is greater to the extent the Fund uses leverage or derivatives in connection with the management of the Fund.

Mortgage-Related and Other Asset-Backed Securities Risk. The Fund may invest in a variety of mortgage-related and other asset-backed securities issued by government agencies or other governmental entities or by private originators or issuers.

The mortgage-related securities in which the Fund may invest include, without limitation, mortgage pass-through securities, CMOs, commercial or residential mortgage-backed securities, mortgage dollar rolls, CMO residuals, SMBSs and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The Fund may also invest in other types of asset-backed securities, including collateralized loan obligations (“CLOs”) and less frequently in other types of collateralized debt obligations (“CDOs”) including collateralized bond obligations (“CBOs”) and other similarly structured securities.

Mortgage-related and other asset-backed securities represent interests in “pools” of mortgages or other assets such as consumer loans or receivables held in trust and often involve risks that are different from or possibly more acute than risks associated with other types of debt instruments. Generally, rising interest rates tend to extend the duration of fixed rate mortgage- related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, the Fund may exhibit additional volatility since individual mortgage holders are less likely to exercise prepayment options, thereby putting additional downward pressure on the value of these securities and potentially causing the Fund to lose money. The Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. Payment of principal and interest on asset-backed securities may be largely dependent upon the cash flows generated by the assets backing the securities, and asset-backed securities may not have the benefit of any security interest in the related assets.

The Fund may also invest in the residual or equity tranches of mortgage-related and other asset-backed securities, which may be referred to as subordinate mortgage-backed or asset-backed securities and interest-only mortgage-backed or asset-backed securities. The Fund expects that investments in subordinate mortgage-backed and other asset-backed instruments will be subject to risks arising from delinquencies and foreclosures, thereby exposing its investment portfolio to potential losses. Subordinate mortgage-backed and other asset-backed instruments are also subject to greater credit risk than those mortgage-backed or other asset-backed securities that are more highly rated.

Because an investment in the residual or equity tranche of a mortgage-related or other asset-backed instrument will be the first to bear losses incurred by such instrument, these investments may involve a significantly greater degree of risk than investments in other tranches of a mortgage-related or other asset-backed instruments.

High Yield Securities Risk. In general, lower rated debt securities carry a greater degree of risk that the issuer will lose its ability to make interest and principal payments, which could have a negative effect on the NAV of the Fund’s Common Stock or Common Stock dividends. Securities of below investment grade quality are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal, and are commonly referred to as “high yield” securities or “junk bonds.” High yield securities involve a greater risk of default and their prices are generally more volatile and sensitive to actual or perceived negative developments, such as a decline in the issuer’s revenues or revenues of underlying borrowers or a general economic downturn, than are the prices of higher grade securities. Debt securities in the lowest investment grade category also may be considered to possess some speculative characteristics by certain rating agencies. The Fund may purchase distressed securities that are in default or the issuers of which are in bankruptcy, which involve heightened risks. See “Risk Factors—Stressed, Distressed and Defaulted Securities Risk.” An economic downturn could severely affect the ability of issuers (particularly those that are highly leveraged) to service their debt obligations or to repay their obligations upon maturity. Lower-rated securities are generally less liquid than higher-rated securities, which may have an adverse effect on the Fund’s ability to dispose of a particular security. For example, under adverse market or economic conditions, the secondary market for below investment grade securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and certain securities in the Fund’s portfolio may become illiquid or less liquid. As a result, the Fund could find it more difficult to sell these securities or may be able to sell these securities only at prices lower than if such securities were widely traded. See “Risk Factors—Liquidity Risk.” To the extent the Fund focuses on below investment grade debt obligations, the Adviser’s capabilities in analyzing credit quality and associated risks will be particularly important, and there can be no assurance that the Adviser will be successful in this regard. See “Portfolio Contents— High Yield Securities” for additional information. Due to the risks involved in investing in high yield securities, an investment in the Fund should be considered speculative.

The Fund’s credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security in the event that a rating agency or the Adviser downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell such a security, the Adviser may consider factors including, but not limited to, the Adviser’s assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other rating agencies. Analysis of creditworthiness may be more complex for issuers of high yield securities than for issuers of higher quality debt securities.

Stressed, Distressed and Defaulted Securities Risk. The Fund may invest in the debt securities of financially distressed issuers, including those that are in default or the issuers of which are in bankruptcy. Investments in the securities of financially distressed issuers involve substantial risks. These securities may present a substantial risk of default or may be in default at the time of investment. In addition, these securities may fluctuate more in price, and are typically less liquid than other higher-rated debt securities. The Fund also will be subject to significant uncertainty as to when, and in what manner, and for what value obligations evidenced by securities of financially distressed issuers will eventually be satisfied (e.g., through a liquidation of the issuer’s assets, an exchange offer or plan of reorganization, or a payment of some amount in satisfaction of the obligation). Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings.

Also among the risks inherent in investments in a troubled issuer is that it frequently may be difficult to obtain information as to the true financial condition of such issuer. The Adviser’s judgments about the credit quality of a financially distressed issuer and the relative value of its securities may prove to be wrong.

Inflation-Indexed Security Risk. Inflation-indexed debt securities are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the value of an inflation-indexed security, including Treasury Inflation-Protected Securities (“TIPS,”), tends to decrease when real interest rates increase and can increase when real interest rates decrease. Thus generally, during periods of rising inflation, the value of inflation-indexed securities will tend to increase and during periods of deflation, their value will tend to decrease. Interest payments on inflation-indexed securities are unpredictable and will fluctuate as the principal and interest are adjusted for inflation. There can be no assurance that the inflation index used (i.e., the Consumer Price Index for All Urban Consumers (“CPI”)) will accurately measure the real rate of inflation in the prices of goods and services. Increases in the principal value of TIPS due to inflation are considered taxable ordinary income for the amount of the increase in the calendar year. Any increase in the principal amount of an inflation-indexed debt security will be considered taxable ordinary income, even though the Fund will not receive the principal until maturity. Additionally, a CPI swap can potentially lose value if the realized rate of inflation over the life of the swap is less than the fixed market implied inflation rate (fixed breakeven rate) that the investor agrees to pay at the initiation of the swap. With municipal inflation-indexed securities, the inflation adjustment is integrated into the coupon payment, which is federally tax-exempt (and may be state tax-exempt). For municipal inflation-indexed securities, there is no adjustment to the principal value. Because municipal inflation-indexed securities are a small component of the municipal bond market, they may be less liquid than conventional municipal bonds.

Senior Debt Risk. Because the Fund may invest in below-investment grade senior debt, the Fund may be subject to greater levels of credit risk than funds that do not invest in such debt. The Fund may also be subject to greater levels of liquidity risk than funds that do not invest in senior debt. Restrictions on transfers in loan agreements, a lack of publicly available information and other factors may, in certain instances, make senior debt more difficult to sell at an advantageous time or price than other types of securities or instruments. Additionally, if the issuer of senior debt prepays, the Fund will have to consider reinvesting the proceeds in other senior debt or similar instruments that may pay lower interest rates.

Reinvestment Risk. Income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called debt obligations at market interest rates that are below the portfolio’s current earnings rate. For instance, during periods of declining interest rates, an issuer of debt obligations may exercise an option to redeem securities prior to maturity, forcing the Fund to invest in lower-yielding securities. The Fund also may choose to sell higher yielding portfolio securities and to purchase lower yielding securities to achieve greater portfolio diversification, because the portfolio managers believe the current holdings are overvalued or for other investment-related reasons. A decline in income received by the Fund from its investments is likely to have a negative effect on dividend levels and the market price, NAV and/or overall return of the Common Stock.

Foreign Investment Risk. The Fund may invest in foreign securities and may experience more rapid and extreme changes in value than the Fund that invests exclusively in securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect the Fund’s investments in a foreign country. In the event of nationalization, expropriation or other confiscation, the Fund could lose its entire investment in foreign securities. To the extent that the Fund invests a significant portion of its assets in a specific geographic region, the Fund will generally have more exposure to regional economic risks associated with foreign investments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

In a public referendum in June 2016, the United Kingdom voted to leave the European Union in a process now commonly referred to as “Brexit”. On January 31, 2020, the United Kingdom officially withdrew from the European Union and entered into a transition period until December 31, 2020, during which the United Kingdom will effectively remain in the European Union from an economic perspective but will no longer have political representation in the European Union parliament. During the transition period, the United Kingdom and European Union has sought to negotiate and finalize a new trade agreement, but the parties have yet to agree on a deal. It is possible that the transition period could be extended for up to two years. There is considerable uncertainty surrounding the outcome of the negotiations for a new trade agreement, including whether that parties will be able to agree and implement a new trade agreement or what the nature of such trade arrangement will be and the impact of Brexit on the United Kingdom, the European Union and the broader global economy may be significant. As a result of the political divisions within the United Kingdom and between the United Kingdom and the European Union that the referendum vote and the negotiations have highlighted and the uncertain consequences of Brexit, the United Kingdom and European economies and the broader global economy could be significantly impacted, which may result in increased volatility and illiquidity and potentially lower economic growth on markets in the United Kingdom, Europe and globally, which could potentially have an adverse effect on the value of a Fund’s investments. In addition to concerns related to the effect of Brexit, that referendum may inspire similar initiatives in other European Union member countries, producing further risks for global financial markets.

Foreign Currency Risk. The Fund may engage in practices and strategies that will result in exposure to fluctuations in foreign exchange rates, in which case the Fund will be subject to foreign currency risk. The Fund’s shares are priced in U.S. dollars and the distributions paid by the Fund to Common Stockholders are paid in U.S. dollars. However, because a substantial portion of the Fund’s assets may be denominated directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency risk may be particularly high to the extent that the Fund invests in foreign currencies or engages in foreign currency transactions that are economically tied to emerging market countries.

Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, rates of inflation, balance of payments and governmental surpluses or deficits, intervention (or the failure to intervene) by U.S. or foreign (non-U.S.) governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. These fluctuations may have a significant adverse impact on the value of the Fund’s portfolio and/or the level of Fund distributions made to Common Stockholders. As noted above, the Fund may (but is not required to) seek exposure to foreign currencies, or attempt to hedge exposure to reduce the risk of loss due to fluctuations in currency exchange rates relative to the U.S. dollar. There is no assurance, however, that these strategies will be available or will be used by the Fund or, if used, that they will be successful. As a result, the Fund’s investments in foreign currency-denominated securities may reduce the returns of the Fund.

Redenomination Risk. Continuing uncertainty as to the status of the euro and the European Monetary Union (“EMU”) has created significant volatility in currency and financial markets generally. Any partial or complete dissolution of the EMU could have significant adverse effects on currency and financial markets, and on the values of the Fund’s portfolio investments. If one or more EMU countries were to stop using the euro as its primary currency, the Fund’s investments in such countries may be redenominated into a different or newly adopted currency. As a result, the value of those investments could decline significantly and unpredictably. In addition, securities or other investments that are redenominated may be subject to foreign currency risk, liquidity risk and valuation risk to a greater extent than similar investments currently denominated in euros. See “Risk Factors— Foreign Currency Risk,” “Risk Factors—Liquidity Risk” and “Risk Factors—Valuation Risk.” To the extent a currency used for redenomination purposes is not specified in respect of certain EMU-related investments, or should the euro cease to be used entirely, the currency in which such investments are denominated may be unclear, making such investments particularly difficult to value or dispose of. The Fund may incur additional expenses to the extent it is required to seek judicial or other clarification of the denomination or value of such securities. There can be no assurance that if the Fund earns income or capital gains in a non-U.S. country or the Adviser otherwise seeks to withdraw the Fund’s investments from a given country, capital controls imposed by such country will not prevent, or cause significant expense in doing so.

U.S. Government Securities Risk. The Fund may invest in debt securities issued or guaranteed by agencies, instrumentalities and sponsored enterprises of the U.S. Government. Some U.S. Government Securities, such as U.S. Treasury bills, notes and bonds, and mortgage-related securities guaranteed by the Government National Mortgage Association (“GNMA”), are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Banks (“FHLBs”) or the Federal Home Loan Mortgage Corporation (“FHLMC”), are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association (“FNMA”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others are supported only by the credit of the issuing agency, instrumentality or corporation. Although legislation has been enacted to support certain government sponsored entities, including the FHLBs, FHLMC and FNMA, there is no assurance that the obligations of such entities will be satisfied in full, or that such obligations will not decrease in value or default. It is difficult, if not impossible, to predict the future political, regulatory or economic changes that could impact the government sponsored entities and the values of their related securities or obligations. In addition, certain governmental entities, including FNMA and FHLMC, have been subject to regulatory scrutiny regarding their accounting policies and practices and other concerns that may result in legislation, changes in regulatory oversight and/or other consequences that could adversely affect the credit quality, availability or investment character of securities issued by these entities. U.S. Government debt securities generally involve lower levels of credit risk than other types of debt securities of similar maturities, although, as a result, the yields available from U.S. Government debt securities are generally lower than the yields available from such other securities. Like other debt securities, the values of U.S. Government Securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the Fund’s NAV.

Foreign Government Securities Risk. The Fund’s investments in debt obligations of foreign governments or their sub-divisions, agencies and government sponsored enterprises and obligations of international agencies and supranational entities (together “Foreign Government Securities”) can involve a high degree of risk. The foreign governmental entity that controls the repayment of debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy toward the International Monetary Fund and the political constraints to which a governmental entity may be subject. In the event of a default by a governmental entity, there may be few or no effective legal remedies for collecting on such debt. These risks are particularly severe with respect to the Fund’s investments in Foreign Government Securities of emerging market countries. Also, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth, and which may in turn diminish the value of the Fund’s holdings in emerging market Foreign Government Securities and the currencies in which they are denominated and/or pay revenues.

Convertible Securities Risk. Convertible securities are fixed income securities, preferred securities or other securities that are convertible into or exercisable for common stock of the issuer (or cash or securities of equivalent value) at either a stated price or a stated rate. The market values of convertible securities may decline as interest rates increase and, conversely, may increase as interest rates decline. A convertible security’s market value, however, tends to reflect the market price of the common stock of the issuing company when that stock price approaches or is greater than the convertible security’s “conversion price.” The conversion price is defined as the predetermined price at which the convertible security could be exchanged for the associated stock. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security. Thus, it may not decline in price to the same extent as the underlying common stock. In the event of a liquidation of the issuing company, holders of convertible securities may be paid before the company’s common stockholders but after holders of any senior debt obligations of the company. Consequently, the issuer’s convertible securities generally entail less risk than its common stock but more risk than its debt obligations. Convertible securities are often rated below investment grade or not rated because they fall below debt obligations and just above common equity in order of preference or priority on the issuer’s balance sheet. See “Risk Factors—High Yield Securities Risk.”

Synthetic Convertible Securities Risk. The Fund may invest in synthetic convertible securities, which are created through a combination of separate securities that possess the two principal characteristics of a traditional convertible security, i.e., an income-producing security (“income-producing component”) and the right to acquire an equity security (“convertible component”). The values of synthetic convertible securities will respond differently to market fluctuations than a traditional convertible security because a synthetic convertible is composed of two or more separate securities or instruments, each with its own market value. Synthetic convertible securities are also subject to the risks associated with derivatives. See “Risk Factors—Derivatives Risk.” In addition, if the value of the underlying common stock or the level of the index involved in the convertible element falls below the strike price of the warrant or option, the warrant or option may lose all value.

Contingent Convertible Securities Risk. The risks of investing in contingent convertible securities (“CoCos”) include, without limitation, the risk that interest payments will be cancelled by the issuer or a regulatory authority, the risk of ranking junior to other creditors in the event of a liquidation or other bankruptcy-related event as a result of holding subordinated debt, the risk of the Fund’s investment becoming further subordinated as a result of conversion from debt to equity, the risk that the principal amount due can be written down to a lesser amount, and the general risks applicable to fixed income investments, including interest rate risk, credit risk, market risk and liquidity risk, any of which could result in losses to the Fund. CoCos may experience a loss absorption mechanism trigger event, which would likely be the result of, or related to, the deterioration of the issuer’s financial condition (e.g., a decrease in the issuer’s capital ratio) and status as a going concern. In such a case, with respect to contingent convertible securities that provide for conversion into common stock upon the occurrence of the trigger event, the market price of the issuer’s common stock received by the Fund will have likely declined, perhaps substantially, and may continue to decline, which may adversely affect the Fund’s NAV.

Valuation Risk. When market quotations are not readily available or are deemed to be unreliable, the Fund values its investments at fair value as determined in good faith pursuant to policies and procedures approved by the Board. See “Net Asset Value.” Fair value pricing may require subjective determinations about the value of a security or other asset. As a result, there can be no assurance that fair value pricing will result in adjustments to the prices of securities or other assets, or that fair value pricing will reflect actual market value, and it is possible that the fair value determined for a security or other asset will be materially different from quoted or published prices, from the prices used by others for the same security or other asset and/or from the value that actually could be or is realized upon the sale of that security or other asset.

Leverage Risk. The use of leverage creates special risks for Common Stockholders, including potential interest rate risks and the likelihood of greater volatility of NAV and market price of, and distributions on, the shares of Common Stock. In shorter investment horizons or in periods of economic downturn or higher volatility, leverage will typically magnify downside outcomes.

The Fund pays (and Common Stockholders will bear) any costs and expenses relating to the Fund’s use of leverage, which will result in a reduction in the NAV of the shares of Common Stock. The Adviser may, based on its assessment of market conditions, increase or decrease the Fund’s level of leverage. Such changes may impact the Fund’s distributions and the valuation of the Fund’s shares of Common Stock in the secondary market. There is no assurance that the Fund will utilize leverage or that the Fund’s use of leverage will be successful. Furthermore, the amount of fees paid to the Adviser for investment advisory services will be higher if the Fund uses leverage because the fees will be calculated based on the Fund’s Managed Assets—this may create an incentive for the Adviser to leverage the Fund or increase the Fund’s leverage.

Segregation and Coverage Risk. Certain portfolio management techniques, such as, among other things, using reverse repurchase agreements or dollar rolls, purchasing securities on a when-issued or delayed delivery basis, entering into swap agreements, futures contracts or other derivative transactions, or engaging in short sales, may be considered senior securities unless steps are taken to segregate the Fund’s assets or otherwise cover its obligations. To avoid having these instruments considered senior securities, the Fund may segregate liquid assets with a value equal (on a daily mark-to-market basis) to its obligations under these types of leveraged transactions, enter into offsetting transactions or otherwise cover such transactions. See “Use of Leverage” in this prospectus. The Fund may be unable to use such segregated assets for certain other purposes, which could result in the Fund earning a lower return on its portfolio than it might otherwise earn if it did not have to segregate those assets in respect of, or otherwise cover such portfolio positions. To the extent the Fund’s assets are segregated or committed as cover, it could limit the Fund’s investment flexibility. Segregating assets and covering positions will not limit or offset losses on related positions.

Derivatives Risk. The Fund may, but is not required to, utilize a variety of derivative instruments (both long and short positions) for investment or risk management purposes, as well as to leverage its portfolio. The Fund may use derivatives to gain exposure to securities markets in which it may invest (e.g., pending investment of the proceeds of this offering in individual securities, as well as on an ongoing basis). The Fund may also use derivatives to add leverage to its portfolio. See “Risk Factors—Leverage Risk.” Derivatives transactions that the Fund may utilize include, but are not limited to, purchases or sales of futures and forward contracts (including foreign currency exchange contracts), call and put options, credit default swaps, total return swaps, basis swaps and other swap agreements. The Fund may also have exposure to derivatives, such as interest rate or credit default swaps, through investment in credit-linked trust certificates and other securities issued by special purpose or structured vehicles. The Fund’s use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this prospectus, such as liquidity risk, interest rate risk, issuer risk, credit risk, leveraging risk, counterparty risk and management risk. See also “Risk Factors—Segregation and Coverage Risk.” They also involve the risk of mispricing or improper valuation, the risk of unfavorable or ambiguous documentation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The Fund’s use of derivatives also may affect the amount, timing or character of distributions to, and taxes payable by, Common Stockholders.

In October 2020, the SEC adopted Rule 18f-4 under the 1940 Act, which regulates the ability of registered investment companies to use derivatives and other transactions that create future payment or delivery obligations. Under the newly adopted Rule 18f-4, closed-end funds that use derivatives will be subject to a VaR leverage limit, a derivatives risk management program and testing requirements and requirements related to board reporting. These new requirements will apply unless a closed-end fund qualifies as a “limited derivatives user,” as defined under the rule. Collectively, these requirements may limit the Fund’s ability to use derivatives and/or enter into certain other financial contracts.

Credit Default Swaps Risk. Credit default swap agreements may involve greater risks than if the Fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller (if any), coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. When the Fund acts as a seller of a credit default swap, it is exposed to many of the same risks of leverage described herein since if an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation. See “Risk Factors—Leverage Risk.”

The market for credit default swaps has become more volatile in recent years as the creditworthiness of certain counterparties has been questioned and/or downgraded. The Fund will be subject to credit risk with respect to the counterparties to the credit default swap contract (whether a clearing corporation in the case of a cleared credit default swap or another third party in the case of an uncleared credit default swap). If a counterparty’s credit becomes significantly impaired, multiple requests for collateral posting in a short period of time could increase the risk that the Fund may not receive adequate collateral.

Counterparty Risk. The Fund will be subject to credit risk with respect to the counterparties to the derivative contracts and other instruments entered into by the Fund or held by special purpose or structured vehicles in which the Fund invests. In the event that the Fund enters into a derivative transaction with a counterparty that subsequently becomes insolvent or becomes the subject of a bankruptcy case, the derivative transaction may be terminated in accordance with its terms and the Fund’s ability to realize its rights under the derivative instrument and its ability to distribute the proceeds could be adversely affected. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery (including recovery of any collateral it has provided to the counterparty) in a dissolution, assignment for the benefit of creditors, liquidation, winding-up, bankruptcy, or other analogous proceeding. In addition, in the event of the insolvency of a counterparty to a derivative transaction, the derivative transaction would typically be terminated at its fair market value. If the Fund is owed this fair market value in the termination of the derivative transaction and its claim is unsecured, the Fund will be treated as a general creditor of such counterparty, and will not have any claim with respect to any underlying security or asset. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Equity Securities and Related Market Risk. Subject to the Fund’s investment policies, the Fund may hold common stocks and other equity securities from time to time, including without limit those it has received through the conversion of a convertible security held by the Fund or in connection with the restructuring of a debt security. The market price of common stocks and other equity securities may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally, particular industries represented in those markets, or the issuer itself. See “Risk Factors—Issuer Risk.” The values of equity securities may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than bonds and other debt securities. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Equity securities generally have greater price volatility than fixed-income securities. Credit ratings downgrades may also negatively affect securities held by the Fund. Even when markets perform well, there is no assurance that the investments held by the Fund will increase in value along with the broader market.

Preferred Securities Risk. In addition to equity securities risk (see “Risk Factors—Equity Securities and Related Market Risk”), credit risk (see “Risk Factors—Credit Risk”) and possibly high yield securities risk (see “Risk Factors—High Yield Securities Risk”), investment in preferred securities involves certain other risks. Certain preferred securities contain provisions that allow an issuer under certain conditions to skip or defer distributions. If the Fund owns a preferred security that is deferring its distribution, the Fund may be required to include the amount of the deferred distribution in its taxable income for tax purposes although it does not currently receive such amount in cash. In order to receive the special treatment accorded to regulated investment companies (“RICs”) and their stockholders under the Code and to avoid U.S. federal income and/or excise taxes at the Fund level, the Fund may be required to distribute this income to stockholders in the tax year in which the income is recognized (without a corresponding receipt of cash). Therefore, the Fund may be required to pay out as an income distribution in any such tax year an amount greater than the total amount of cash income the Fund actually received, and to sell portfolio securities, including at potentially disadvantageous times or prices, to obtain cash needed for these income distributions. Preferred securities often are subject to legal provisions that allow for redemption in the event of certain tax or legal changes or at the issuer’s call. In the event of redemption, the Fund may not be able to reinvest the proceeds at comparable rates of return. Preferred securities are subordinated to bonds and other debt securities in an issuer’s capital structure in terms of priority for corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt securities. Preferred securities may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than many other securities, such as common stocks, corporate debt securities and U.S. Government Securities.

Private Placements Risk. Private placement involves the sale of securities that have not been registered under the 1933 Act, or relevant provisions of applicable non-U.S. law, to certain institutional and qualified individual purchasers, such as the Fund. In addition to the general risks to which all securities are subject, securities received in a private placement generally are subject to strict restrictions on resale, and there may be no liquid secondary market or ready purchaser for such securities. See “Risk Factors—Liquidity Risk.” Therefore, the Fund may be unable to dispose of such securities when it desires to do so, or at the most favorable time or price. Private placements may also raise valuation risks. See “Risk Factors—Valuation Risk.”

Liquidity Risk. Liquidity risk is the risk that there may be no willing buyer of the Fund’s portfolio securities and the Fund may have to sell those securities at a lower price or may not be able to sell the securities at all, each of which would have a negative effect on performance. Over recent years, there has been a dramatic decline in the ability of dealers to make markets, which can further constrain liquidity and increase the volatility of portfolio valuations. High levels of redemptions in bond funds in response to market conditions could cause greater losses as a result.

Inflation/Deflation Risk. Inflation risk is the risk that the value of assets or income from the Fund’s investments will be worth less in the future as inflation decreases the value of payments at future dates. As inflation increases, the real value of the Fund’s portfolio could decline. Deflation risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.

Risk of Regulatory Changes. Legal, tax and regulatory changes could occur and may adversely affect the Fund and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New (or revised) laws or regulations may be imposed by the U.S. Commodity Futures Trading Commission (“CFTC”), the SEC, the U.S. Internal Revenue Service (“IRS”), the U.S. Federal Reserve or other banking regulators, other governmental regulatory authorities or self-regulatory organizations that supervise the financial markets that could adversely affect the Fund. In particular, these agencies are implementing a variety of new rules pursuant to financial reform legislation in the United States. The European Union (and some other countries) are implementing similar requirements. The Fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by these governmental regulatory authorities or self-regulatory organizations.

In addition, the securities and futures markets are subject to comprehensive statutes, regulations and margin requirements. The CFTC, the SEC, the Federal Deposit Insurance Corporation, other regulators and self-regulatory organizations and exchanges are authorized under these statutes, regulations and otherwise to take extraordinary actions in the event of market emergencies. The Fund and the Adviser have historically been eligible for exemptions from certain regulations. However, there is no assurance that the Fund and the Adviser will continue to be eligible for such exemptions.

Current rules related to asset backed securities may increase the cost to originators, securitizers and, in certain cases, asset managers of securitization vehicles in which the Fund may invest. The impact of the risk retention rules on the securitization markets is uncertain. These requirements may increase the costs to originators, securitizers, and, in certain cases, collateral managers of securitization vehicles in which the Fund may invest, which costs could be passed along to such Fund as an investor in such vehicles.

Regulatory Risk – London Interbank Offered Rate (“LIBOR”). The Fund may invest in certain instruments including, but not limited to, repurchase agreements, collateralized loan obligations and mortgage-backed securities, that rely in some fashion upon LIBOR. The Fund also utilizes leverage primarily based on LIBOR. LIBOR is an average interest rate, determined by the ICE Benchmark Administration (“IBA”), that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to phase out the use of LIBOR by the end of 2021. In November 2020, IBA announced that it will consult on its intention to cease publication of (i) euro, sterling, Swiss franc and yen LIBORs after December 31, 2021, (ii) one-week and two-week U.S. dollar LIBORs after December 31, 2021 and (iii) all other tenors of U.S. dollar LIBORs after June 30, 2023. Acknowledging IBA’s announcement regarding U.S. dollar LIBOR, the Federal Reserve Board, the Federal Deposit Insurance Corporation and the Office of the Comptroller of the Currency noted that extending the publication of U.S. dollar LIBOR until June 30, 2023 would allow most legacy U.S. dollar LIBOR contracts to mature before LIBOR experiences disruptions and cautioned that banks entering into new contracts that use U.S. dollar LIBOR as a reference rate after December 31, 2021 would create safety and soundness risks.

At this time, no consensus exists as to what rate or rates will become accepted alternatives to LIBOR, although the U.S. Federal Reserve, in connection with the Alternative Reference Rates Committee, a steering committee comprised of large U.S. financial institutions, is considering replacing U.S. dollar LIBOR with the Secured Overnight Financing Rate (“SOFR”). Given the inherent differences between LIBOR and SOFR, or any other alternative benchmark rate that may be established, there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. Any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests can be difficult to ascertain, and they may vary depending on factors that include, but are not limited to: (i) existing fallback or termination provisions in individual contracts and (ii) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments. For example, certain of the Fund’s investments may involve individual contracts that have no existing fallback provision or language that contemplates the discontinuation of LIBOR, and those investments could experience increased volatility or illiquidity as a result of the transition process. In addition, interest rate provisions included in such contracts may need to be renegotiated in contemplation of the transition away from LIBOR. The transition may also result in a reduction in the value of certain instruments held by the Fund, including those described in this paragraph, or a reduction in the effectiveness of related Fund transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Fund.

Regulatory Risk – Commodity Pool Operator. The CFTC has adopted regulations that subject registered investment companies and their investment advisers to regulation by the CFTC if the registered investment company invests more than a prescribed level of its liquidation value in futures, options on futures or commodities, swaps, or other financial instruments regulated under the Commodity Exchange Act (“CEA”) and the rules thereunder (“commodity interests”), or if the Fund markets itself as providing investment exposure to such instruments. The Adviser is registered as a “commodity pool operator” (“CPO”) under the CEA, however, with respect to the Fund, the Adviser has claimed an exclusion from registration as a CPO pursuant to CFTC Rule 4.5. For the Adviser to remain eligible for this exclusion, the Fund must comply with certain limitations, including limits on its ability to use any commodity interests and limits on the manner in which the Fund holds out its use of such commodity interests. These limitations may restrict the Fund’s ability to pursue its investment objective and strategies, increase the costs of implementing its strategies, result in higher expenses for the Fund, and/or adversely affect the Fund’s total return. Further, in the event the Adviser becomes unable to rely on the exclusion in CFTC Rule 4.5 with respect to the Fund and is required to register as a CPO with respect to the Fund, the Adviser will be subject to additional regulation and its expenses may increase.

Tax Risk. The Fund has elected to be treated as a RIC under the Code and intends each year to qualify and be eligible to be treated as such, so that it generally will not be subject to U.S. federal income tax on its net investment income or net short-term or long-term capital gains, that are distributed (or deemed distributed, as described below) to stockholders. In order to qualify for such treatment, the Fund must meet certain asset diversification tests and at least 90% of its gross income for such year must consist of certain types of qualifying income. Foreign currency gains will generally be treated as qualifying income for purposes of the 90% gross income requirement. However, the U.S. Treasury Department has authority to issue regulations in the future that could treat some or all of the Fund’s foreign currency gains as non-qualifying income, thereby jeopardizing the Fund’s status as a RIC for all years to which the regulations are applicable. Income derived from some commodity-linked derivatives is not qualifying income, and the treatment of income from some other commodity-linked derivatives is uncertain, for purposes of the 90% gross income test. If for any taxable year the Fund were to fail to meet the income or diversification test described above, the Fund could in some cases cure such failure, including by paying a fund-level tax and, in the case of a diversification test failure, disposing of certain assets.

Cybersecurity Risk. As the use of technology has become more prevalent in the course of business, the Fund has become potentially more susceptible to operational and informational security risks resulting from breaches in cyber-security. A breach in cyber-security refers to both intentional and unintentional cyber events that may, among other things, cause the Fund to lose proprietary information, suffer data corruption, and/or destruction, lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations.

Potential Conflicts of Interest Risk-Allocation of Investment Opportunities. The Adviser is involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which its interests or the interests of its clients may conflict with those of the Fund. The Adviser may provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the Fund. Subject to the requirements of the 1940 Act, the Adviser intends to engage in such activities and may receive compensation from third parties for its services. The results of the Fund’s investment activities may differ from those of the Fund’s affiliates, or another account managed by the Fund’s affiliates, and it is possible that the Fund could sustain losses during periods in which one or more of the Fund’s affiliates and/or other accounts managed by the Adviser or its affiliates, including proprietary accounts, achieve profits on their trading.

Repurchase Agreement Risk. The Fund may enter into repurchase agreements, in which the Fund purchases a security from a bank or broker-dealer, which agrees to repurchase the security at the Fund’s cost plus interest within a specified time. If the party agreeing to repurchase should default, the Fund will seek to sell the securities which it holds. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements maturing in more than seven days and which may not be terminated within seven days at approximately the amount at which the Fund has valued the agreements are considered illiquid investments. These events could also trigger adverse tax consequences for the Fund.

SUMMARY OF FUND EXPENSES

The purpose of the following table and the example below is to help you understand the fees and expenses that you, as an investor in the Fund through the exercise of Rights, would bear directly or indirectly. The expenses shown in the table under “Other expenses” are estimated for the Fund’s current fiscal year, based on the Fund’s expenses during the six-month period ended on June 30, 2020, and assume that the Fund issues approximately [                 ] shares of Common Stock in this Offer. The expenses shown in the table under “Interest expenses on bank borrowings,” “Total annual expenses” and “Total annual expenses after expense reimbursement” are estimated based on the Fund’s average net assets for the six-month period ended June 30, 2020 of $266,757,643. The tables also reflect the estimated use of leverage by the Fund through bank borrowings representing in the aggregate 2% of Managed Assets (consistent with the percentage of leverage in place as of June 30, 2020) of the Fund’s total assets (including the assets subject to, and obtained with the proceeds of, such borrowings), and show Fund expenses as a percentage of net assets attributable to shares of Common Stock.

Common Stockholder Transaction Expenses	Percentage of Offering Price
Sales load paid by you (as a percentage of subscription price)(1)	[__	]%
Offering expenses borne by the Fund (as a percentage of subscription price)(1)	[__	]%
Dividend Reinvestment Plan fees(2)	None

Annual Expenses (as a percentage of net assets attributable to Common Stock)
Annual Expenses
Management Fees(3)	[	]%
Interest Payments on borrowed funds(4)	[	]%
Other Expenses(5)	[	]%
Total Annual Expenses(6)	[	]%

(1)

The Fund has agreed to pay the Dealer Manager for its financial structuring and solicitation services a fee (i.e., the sales load) equal to [                 ]% of the aggregate Subscription Price for the shares of Common Stock issued pursuant to the Offer (including pursuant to the Over-Subscription Privilege) and to reimburse the Dealer Manager for its out-of-pocket expenses up to $[ ]. The Fund will also pay expenses relating to the printing or other production, mailing and delivery expenses incurred in connection with materials related to the Offer, including all reasonable out-of-pocket fees and expenses, if any and not to exceed $[ ], incurred by the Dealer Manager, Selling Group Members (as defined herein), Soliciting Dealers (as defined herein) and other brokers, dealers and financial institutions in connection with their customary mailing and handling of materials related to the Offer to their customers. In addition, the Fund has agreed to pay a fee to each of the Subscription Agent and the Information Agent estimated to be $[ ] and $[ ], respectively, plus reimbursement for their out-of-pocket expenses related to the Offer. Total offering expenses (not including the sales load) are estimated to be $[ ], which assumes that the Offer is fully subscribed. The fee paid to the Dealer Manager is reflected in the table under “Sales load” and the other fees and expenses described in this note are reflected in the table under “Offering expenses.” The sales load and the offering expenses will be borne by the Fund and indirectly by all of the Fund’s Common Stockholders, including those who do not exercise their Rights, and will result in a reduction of the NAV of the shares of Common Stock. See “Distribution Arrangements.”
(2)

You will pay brokerage charges if you direct your broker or the plan agent to sell your shares of Common Stock that you acquired pursuant to a dividend reinvestment plan. You may also pay a pro rata share of brokerage commissions incurred in connection with open-market purchases pursuant to the Fund’s Dividend Reinvestment Plan. See “Dividend Reinvestment Plan.”

(3)

As compensation for the investment advisory services rendered, facilities provided, and expenses borne, the Adviser is paid a monthly fee by the Fund computed at the annual rate of 0.75% of the first $100 million of the Fund’s average Managed Assets and 0.50% of the Fund’s average Managed Assets in excess of $100 million. The advisory fee percentage calculation assumes the use of leverage by the Fund as discussed in note (4). To derive the annual advisory fee as a percentage of the Fund’s net assets (which are the Fund’s total assets less all of the Fund’s liabilities), the Fund’s average Managed Assets for the six-month period ended June 30, 2020 (plus (i) the estimated proceeds of this Offer if fully subscribed as described in note (6) and (ii) leverage in the amount of 2% of such proceeds (after giving effect to such leverage)) were multiplied by the annual advisory fee rate and then divided by the Fund’s average net assets for the same period (plus the estimated proceeds of this Offer if fully subscribed as described in note (6)).

(4)

For the six-month period ended June 30, 2020, the Fund had outstanding approximately $5,343,000 under its Credit Facility. For purposes of preparing this table, the Fund has assumed that it will use leverage through bank borrowings representing in the aggregate 2% of the Fund’s Managed Assets (including the assets subject to, and obtained with the proceeds of, such borrowings) at an average annual interest rate of 1.13%. There can be no assurances that the Fund will be able to obtain such level of borrowing (or to maintain its current level of borrowing), that the terms under which the Fund borrows will not change, or that the Fund’s use of leverage will be profitable. The expenses shown under “Interest expense on bank borrowings” in the table above includes the expected interest expense on the maximum amount to which the Fund intends to borrow during the next twelve months, and the Fund currently intends during the next twelve months (i) to maintain a similar proportionate amount of borrowings but may increase such amount to 33 1/3% of the average daily value of the Fund’s total assets and (ii) not to issue preferred shares.

(5)

Does not include the sales load or other expenses of the Fund incurred in connection with the Offer, estimated at $[                 ] and $[                ], respectively. However, these expenses will be borne by all holders of the Common Stock, including those who do not exercise their Rights, and result in a reduction of the NAV of the shares Common Stock.

(6)

The [    ]% expense ratio assumes that the Offer is fully subscribed, yielding estimated net proceeds of approximately $[    ] (assuming a Subscription Price of $[    ] as of [                ], 2021), and that, as a result, based on the Fund’s average net assets for six-month period ended June 30, 2020 of $266,757,643, the net assets attributable to Common Stockholders would be $[                ] upon completion of the Offer. It also assumes that net assets attributable to Common Stockholders will not increase or decrease due to currency fluctuations. If the Offer is not fully subscribed, or if the Fund increases the amount of money that it borrows, the amount of expenses borne by the Fund’s Common Stockholders will increase.

The purpose of the table above is to help you understand all fees and expenses that you, as a Common Stockholder, would bear directly or indirectly. See “Management of the Fund” and “Dividend Reinvestment Plan.”

EXAMPLE

An investor would directly or indirectly pay the following expenses on a $1,000 investment in the Fund, assuming a 5% annual return. This example assumes that (i) all dividends and other distributions are reinvested at NAV, (ii) the percentage amounts listed under “Total annual expenses” above remain the same in the years shown, and (iii) the Offer is fully subscribed as described in note (6) above. This example reflects all recurring and non-recurring fees, including payment of the [      ]% sales load and other expenses incurred in connection with the Offer. For more complete descriptions of certain of the Fund’s costs and expenses, see “Management of the Fund — Advisory Agreement.”

The example should not be considered a representation of future expenses or rate of return and actual Fund expenses may be greater or less than those shown.

1 Year			3 Years			5 Years			10 Years
$	[	]	$	[	]	$	[	]	$	[	]

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s financial performance. The information in this table for the past five years is derived from the Fund’s financial statements audited by [                 ], an independent registered public accounting firm for the Fund, whose report on such financial statements, together with the financial statements of the Fund, are included in the Fund’s annual report to stockholders for the fiscal year ended December 31, 2019 and are incorporated by reference into this Prospectus and SAI. The financial information for the period ended June 30, 2020 is unaudited.

TCW Strategic Income Fund, Inc.

Financial Highlights

	Six Month Period Ended June 30, 2020 (Unaudited)		Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015
Net Asset Value Per Share, Beginning of Year	$5.73		$5.65	$5.91	$5.81	$5.83	$5.95

Income from Operations:
Net Investment Income (1)	0.15		0.33	0.30	0.27	0.26	0.22
Net Realized and Unrealized Gain (Loss) on Investments	(0.09)		0.14	(0.19)	0.14	0.00 (2)	(0.13)

Total from Investment Operations	0.06		0.47	0.11	0.41	0.26	0.09

Less Distributions:
Distributions from Net Investment Income	(0.17)		(0.35)	(0.34)	(0.28)	(0.21)	(0.21)
Distributions from Net Realized Gains	—		(0.04)	(0.03)	(0.03)	(0.07)	—

Total Distributions	(0.17)		(0.39)	(0.37)	(0.31)	(0.28)	(0.21)

Net Asset Value Per Share, End of Year	$5.62		$5.73	$5.65	$5.91	$5.81	$5.83

Market Value Per Share, End of Year	$5.46		$5.77	$5.27	$5.87	$5.33	$5.27

Net Asset Value Total Return (3)	1.20	%(5)	8.37%	1.86%	7.22%	4.49%	1.60%
Market Price Return (4)	(2.24	)%(5)	17.14%	(3.88)%	16.36%	6.56%	1.83%
Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$268,123		$273,293	$269,594	$282,034	$277,132	$277,932
Ratio of Expenses Before Interest Expense to Average Net Assets	0.96%		0.85%	0.81%	0.81%	0.84%	0.87%
Ratio of Interest Expense to Average Net Assets	0.06%		0.02%	0.02%	0.01%	0.01%	0.01%
Ratio of Total Expenses to Average Net Assets	1.02%		0.87%	0.83%	0.82%	0.85%	0.88%
Ratio of Net Investment Income to Average Net Assets	5.43%		5.62%	5.13%	4.47%	4.38%	3.70%

	Six Month Period Ended June 30, 2020 (Unaudited)		Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015
Portfolio Turnover Rate	38.85	%(5)	34.64%	31.16%	32.46%	29.20%	24.81%

(1)	Computed using average shares outstanding throughout the period.
(2)	Amount rounds to less than $0.01 per share.
(3)	Based on net asset value per share, adjusted for reinvestment of distributions.
(4)	Based on market price per share, adjusted for reinvestment of distributions.
(5)	For the six months ended June 30, 2020 and not indicative of a full year’s result

THE OFFER

Purpose of the Offer

The board of directors of the Fund (the “Board”), based on the recommendation and presentation of the Adviser, has determined that it is in the best interests of the Fund and its Common Stockholders to conduct the Offer, thereby increasing the assets of the Fund available for investment.

In making its determination that the Offer would result in a net benefit to Common Stockholders of the Fund, the Board considered (in addition to the Adviser’s belief as to the potential investment opportunity) various factors, including (i) the size, pricing and structure of the Offer, (ii) that the Offer, if it is well-subscribed, could increase the liquidity of the shares of Common Stock on the NYSE, where the Fund’s shares of Common Stock are traded; (iii) the opportunity the Offer represents for Common Stockholders to buy shares of Common Stock at a discount to NAV or market price, or, in many cases, both; (iv) the costs of the Offer, including dilution of Common Stockholders’ interests through the Offer and fees paid to the Dealer Manager; and (v) the possible negative effect on the market price of Common Stock the Offer may have.

The Adviser believes that a variety of factors indicate that there may continue to be a robust opportunity to invest in mortgage backed and other asset backed securities, as well as emerging opportunities in the near- to intermediate-term to add exposures from across the identified universe of strategies. The Adviser expects to use the proceeds of the Offer to capitalize on the available investment opportunities and enhance the Fund’s returns by making investments, which the Adviser believes offer attractive opportunities for yield enhancement and/or NAV appreciation potential. In making such investments, the Adviser will seek to capitalize on market inefficiencies and to make investments believed to be best suited to the current investment and interest rate environment and market outlook.

The Adviser expects that the Offer will provide an opportunity to increase the assets of the Fund available for investment, thereby better enabling the Fund to take advantage more fully of existing and future investment opportunities that may be or may become available, consistent with the Fund’s investment objective to seek a total return comprised of current income and capital appreciation. The Adviser has an inherent conflict of interest in recommending the Offer because the Fund pays fees to the Adviser based on a percentage of the Fund’s Managed Assets (the greater the Managed Assets of the Fund, the greater the compensation paid to the Adviser). “Managed Assets” are the net asset value of common shares, plus the liquidation preference of any preferred shares issued by the Fund and the principal amount of any borrowings of the Fund used for leverage.

The Offer seeks to provide an opportunity to existing Common Stockholders to purchase shares of Common Stock at a discount to market price. The distribution to Common Stockholders of transferable Rights, which may themselves have intrinsic value, also will afford non-participating Common Stockholders of record on the Record Date the potential of receiving cash payment upon the sale of the Rights, receipt of which may be viewed as partial compensation for any dilution of their interests that may occur as a result of the Offer. There can be no assurance that a market for the Rights will develop or, if such a market does develop, what the price of the Rights will be. There can be no assurance that the Offer (or the investment of the proceeds of the Offer) will be successful.

The Board retained [                ], the Dealer Manager for the Offer, to provide the Fund with financial structuring and solicitation services relating to the Offer, including advice with respect to the structure, timing and terms of the Offer. In determining the structure of the Offer, the Board considered, among other things, the extent of dilution and expenses of the Offer (including the fees to be paid to the Dealer Manager), the trading market described by the Dealer Manager, using a fixed pricing versus variable pricing mechanism, the benefits and drawbacks of conducting a non-transferable versus a transferable rights offering, the effect on the Fund and its existing Common Stockholders if the Offer is not fully subscribed and the experience of the Dealer Manager in conducting rights offerings.

Although the Fund has no present intention to do so, the Fund may, in the future and in its discretion, choose to make additional rights offerings from time to time for a number of shares of Common Stock and on terms which may or may not be similar to the Offer. Any such future rights offering will be made in accordance with the 1940 Act, and will result in an immediate dilution of NAV for all Common Stockholders if the subscription price for such offering is less than the NAV.

Important Terms of the Offer

The Fund is issuing to Record Date Stockholders transferable Rights to subscribe for an aggregate of [                 ] shares of Common Stock. Each Record Date Stockholder is being issued one transferable Right for each whole share of Common Stock owned on the Record Date. The Rights entitle each Record Date Stockholder to acquire one share of Common Stock at the Subscription Price for every [    ] Rights held (1 for [    ]). Rights may be exercised at any time during the subscription period, which commences on [                 ], 2021, the Record Date, and ends at 5:00 p.m., New York City time, on [                 ], 2021, the Expiration Date, unless extended by the Fund.

The Rights are transferable and will be admitted for trading on the NYSE under the symbol “TSI RT” during the course of the Offer. Trading in the Rights on the NYSE is expected to be conducted until the close of trading on the NYSE on the last Business Day prior to the Expiration Date. See “Transferability and Sale of Rights.” The Fund’s outstanding shares of Common Stock are, and the shares of Common Stock issued pursuant to the exercise of the Rights will be, listed on the NYSE. The Fund’s shares of Common Stock trade under the symbol “TSI.” The Rights are evidenced by subscription certificates that will be mailed to Record Date Stockholders, except as described below under “Foreign Common Stockholders.”

The Fund will not issue fractional shares Common Stock upon the exercise of Rights; accordingly, Rights may be exercised only in multiples of [    ], except that any Record Date Stockholder that owns fewer than [    ] shares of Common Stock as of the close of business on the Record Date is entitled to subscribe for one full share of Common Stock in the Offer. Record Date Stockholders who hold two or more accounts may not combine their fractional interests across accounts.

The Rights are transferable. Rights holders who are not Record Date Stockholders may purchase shares of Common Stock in the Primary Subscription, but are not entitled to subscribe for shares of Common Stock pursuant to the Over-Subscription Privilege. Record Date Stockholders and Rights holders who purchase shares of Common Stock in the Primary Subscription and Record Date Stockholders who purchase shares of Common Stock pursuant to the Over-Subscription Privilege are hereinafter referred to as “Exercising Rights Holders.”

Shares of Common Stock not subscribed for during the Primary Subscription will be offered, by means of the Over-Subscription Privilege, to Record Date Stockholders who fully exercise the Rights issued to them pursuant to the Offer (other than those Rights that cannot be exercised because they represent the right to acquire less than one share of Common Stock) and who wish to acquire more than the number of shares of Common Stock they are entitled to purchase pursuant to the exercise of their Rights, subject to certain limitations and subject to allotment. Investors who are not Record Date Stockholders are not entitled to subscribe for any shares of Common Stock pursuant to the Over-Subscription Privilege. See “Over-Subscription Privilege.”

For purposes of determining the maximum number of shares of Common Stock a Record Date Stockholder may acquire pursuant to the Offer, broker-dealers, trust companies, banks or others whose shares are held of record by Cede & Co. (“Cede”) or by any other depository or nominee will be deemed to be the holders of the Rights that are issued to Cede or the other depository or nominee on their behalf.

Rights may be exercised by completing a subscription certificate and delivering it, together with payment at the estimated Subscription Price, to the Subscription Agent. A Rights holder will have no right to rescind a purchase after the Subscription Agent has received a completed subscription certificate together with payment for the shares of Common Stock offered pursuant to the Offer, except as provided under “Notice of NAV Decline.” Rights holders who exercise their Rights will not know at the time of exercise the Subscription Price of the shares being acquired and will be required initially to pay for both the shares of Common Stock subscribed for during the subscription period and, if eligible, any additional shares of Common Stock subscribed for pursuant to the Over-Subscription Privilege at the estimated Subscription Price of $[                 ] per share of Common Stock. The Fund will pay a sales load on the Subscription Price. For a discussion of the method by which Rights may be exercised and shares of Common Stock paid for, see “The Offer — Methods for Exercising Rights,” “The Offer — Payment for Common Stock” and “Distribution Arrangements.”

There is no minimum number of Rights which must be exercised in order for the Offer to close. The Fund will bear the expenses of the Offer, which will be paid from the proceeds of the Offer. These expenses include, but are not limited to, the expenses of preparing and printing the prospectus for the Offer, the Dealer Manager fee, and the expenses of Fund counsel and the Fund’s independent registered public accounting firm in connection with the Offer.

An investor who acquires shares of Common Stock in the Offer issued after the record date for a quarterly dividend (if any) to be paid by the Fund will not receive such dividend. Therefore, an investor who acquires shares of Common Stock in the Offer will not receive the Fund’s dividend payable on [                 ], 2021 to Common Stockholders of record at the close of business on [                 ], 2021.

The Fund has entered into the Dealer Manager Agreement that allows the Dealer Manager to take actions to seek to facilitate the trading market for Rights and the placement of shares of Common Stock pursuant to the exercise of Rights. Those actions are expected to involve the Dealer Manager purchasing and exercising Rights during the Subscription Period at prices determined at the time of such exercise, which are expected to vary from the Subscription Price. See “Distribution Arrangements” for additional information.

Subscription Price

The Subscription Price for the shares of Common Stock to be issued pursuant to the Offer will be determined based upon a formula equal to [    ]. Since the Expiration Date will be [                 ], 2021 (unless the Fund extends the subscription period), Rights holders will not know the Subscription Price at the time of exercise and will be required initially to pay for both the shares of Common Stock subscribed for pursuant to the Primary Subscription and, if eligible, any additional shares of Common Stock subscribed for pursuant to the Over-Subscription Privilege at the estimated Subscription Price of $[                 ] per share of Common Stock. See “Payment for Common Stock” below. Rights holders who exercise their Rights will have no right to rescind a purchase after receipt of their completed subscription certificates together with payment for shares of Common Stock by the Subscription Agent. The Fund does not have the right to withdraw the Rights or cancel the Offer after the Rights have been distributed. All of the costs of the Offer will be borne by the Fund and indirectly by the Fund’s Common Stockholders whether or not they exercise their Rights.

The Fund announced the terms of the Offer after the close of trading on the NYSE on [                 ], 2021. The NAV of the Fund’s Common Stock at the close of business on [                 ], 2021 (the last trading date on which the Fund publicly reported its NAV prior to the date of the announcement), and on [                 ], 2021 (the date of this Prospectus) was $[                 ] and $[                 ], respectively, and the last reported sales price of a share of Common Stock on the NYSE on those dates was $[                 ] and $[                 ], respectively.

Over-Subscription Privilege

Shares of Common Stock not subscribed for by Rights holders (the “Excess Common Stock”) will be offered, by means of the Over-Subscription Privilege, to the Record Date Stockholders who have fully exercised the Rights issued to them (other than those Rights that cannot be exercised because they represent the right to acquire less than one share of Common Stock) and who wish to acquire more than the number of shares of Common Stock they are entitled to purchase pursuant to the Primary Subscription. Investors who are not Record Date Stockholders, but who otherwise acquire Rights to purchase the Fund’s Common Stock pursuant to the Offer (e.g., Rights acquired in the secondary market), are not entitled to subscribe for any of the Fund’s Common Stock pursuant to the Over-Subscription Privilege.

Record Date Stockholders should indicate on the subscription certificate, which they submit with respect to the exercise of the Rights issued to them, how many Excess Common Stock they are willing to acquire pursuant to the Over-Subscription Privilege. If sufficient Excess Common Stock remain, all such Record Date Stockholders’ over-subscription requests will be honored in full. If requests from such Record Date Stockholders for Common Stock pursuant to the Over-Subscription Privilege exceed the Excess Common Stock available, the available Excess Common Stock will be allocated pro rata among Record Date Stockholders who oversubscribe based on the number of Rights originally issued to such Record Date Stockholders. The percentage of remaining Common Stock each over-subscribing Record Date Stockholder may acquire will be rounded down to result in delivery of whole shares of Common Stock. The allocation process may involve a series of allocations to assure that the total number of shares of Common Stock available for over-subscriptions is distributed on a pro rata basis.

Banks, broker-dealers, trustees and other nominee holders of Rights will be required to certify to the Subscription Agent, before any Over-Subscription Privilege may be exercised with respect to any particular beneficial owner, as to the aggregate number of Rights exercised pursuant to the Primary Subscription and the number of shares of Common Stock subscribed for pursuant to the Over-Subscription Privilege by such beneficial owner and that such beneficial owner’s Primary Subscription was exercised in full. Nominee Holder Over-Subscription Forms and Beneficial Owner Certification Forms will be distributed to banks, brokers, trustees and other nominee holders of Rights with the subscription certificates. Nominees should also notify holders purchasing Right in the secondary market that such Rights may not participate in the Over-Subscription Privilege.

The Fund will not offer or sell any shares of Common Stock that are not subscribed for pursuant to the Primary Subscription or the Over-Subscription Privilege.

The Board has the right in its absolute discretion to eliminate the Over-Subscription Privilege if it considers it to be in the interest of the Fund to do so. The Board may make that determination at any time, without prior notice to Rights holders or others, up to and including the fifth day following the Expiration Date. If the Over-Subscription Privilege is not eliminated, it will operate as set forth above.

Expiration of the Offer

The Offer will expire at 5:00 p.m., New York City time, on [                 ], 2021, the Expiration Date, unless extended by the Fund.

Rights will expire without value on the Expiration Date (including any extension); they may not be exercised thereafter. Any extension of the Offer will be followed as promptly as practicable by announcement thereof, and in no event later than 9:00 a.m., New York City time, on the next Business Day following the previously scheduled Expiration Date. Without limiting the manner in which the Fund may choose to make such announcement, the Fund will not, unless otherwise required by law, have any obligation to publish, advertise or otherwise communicate any such announcement other than by making a release to the Dow Jones News Service or such other means of announcement as the Fund deems appropriate. The Fund may extend the Offer in its sole discretion for any reason, including as a result of a decline in the Fund’s NAV as described in “Notice of NAV Decline.”

Transferability and Sale of Rights

The Rights are transferable until the close of business on the last Business Day prior to the Expiration Date, which is [                     ], 2021. The Fund may, however, extend the expiration of the Offer.

The Rights are transferable and will be admitted for trading on the NYSE under the symbol “TSI RT” during the course of the Offer. The Offer may be terminated or extended by the Fund at any time for any reason before the Expiration Date. If the Fund terminates the Offer, the Fund will issue a press release announcing such termination and will direct the Subscription Agent (defined below) to return, without interest, all subscription proceeds received to such Common Stockholders who had elected to exercise their Rights.

Although no assurance can be given that a market for the Rights will develop, trading in the Rights on the NYSE is expected to begin [two(2)] Business Days prior to the Record Date and may be conducted until the close of trading on the last NYSE trading day prior to the Expiration Date. For purposes of this Prospectus, a “Business Day” shall mean any day on which trading is conducted on the NYSE.

The value of the Rights, if any, will be reflected by their market price on the NYSE. Rights may be sold by individual holders through their broker or financial advisor. Holders of Rights attempting to sell any unexercised Rights in the open market through their broker or financial advisor may be charged a commission or incur other transaction expenses and should consider the commissions and fees charged prior to selling their Rights on the open market.

Rights that are sold will not confer any right to acquire any shares of Common Stock in any over-subscription, and any Record Date Stockholder who sells any Rights (other than those Rights that cannot be exercised because they represent the right to acquire less than one share of Common Stock) will not be eligible to participate in the Over-Subscription Privilege, if any.

Trading of the Rights on the NYSE will be conducted on a when-issued basis until and including the date on which the subscription certificates are mailed to Record Date Stockholders and thereafter will be conducted on a regular-way basis until and including the last NYSE trading day prior to the completion of the Subscription Period. The Rights are expected to begin trading ex-Rights [one] Business Day prior to the Record Date.

Stockholders are urged to obtain a recent trading price for the Rights on the NYSE from their broker, bank, financial advisor or the financial press.

Banks, broker-dealers and trust companies that hold shares of Common Stock for the accounts of others are advised to notify those persons that purchase Rights in the secondary market that such Rights will not participate in any Over-Subscription Privilege.

Sales through the Subscription Agent and Dealer Manager

Record Date Stockholders who do not wish to exercise any or all of their Rights may instruct the Subscription Agent to try to sell any Rights they do not intend to exercise themselves.

Subscription certificates evidencing the Rights to be sold by the Subscription Agent must be received by the Subscription Agent on or before 5:00 p.m., New York City time, on [                 ], 2021 (or, if the subscription period is extended, on or before 5:00 p.m., New York City time, [two (2)] Business Days prior to the extended Expiration Date).

Upon the timely receipt by the Subscription Agent of appropriate instructions to sell Rights, the Subscription Agent will attempt to sell such Rights, including by first offering such Rights to the Dealer Manager for purchase by the Dealer Manager at the then-current market price on the NYSE. The Subscription Agent will also attempt to sell any Rights attributable to Common Stockholders of record whose addresses are outside of the United States, or who have an APO or FPO address. The Subscription Agent will offer Rights to the Dealer Manager before attempting to sell them on the NYSE, which may affect the market price for Rights on the NYSE and reduce the number of Rights available for purchase on the NYSE.

If the Dealer Manager purchases the Rights, the sales price paid by the Dealer Manager will be based upon the then current market price for the Rights. The proceeds from each of such sales to the Dealer Manager will be remitted to the Subscription Agent, which will hold such proceeds in an account segregated from the Subscription Agent’s own funds pending distribution to each selling Record Date Stockholder. It is expected that following each such sale of Rights to the Dealer Manager, the proceeds from each such sale will be received by the Subscription Agent within three (3) Business Days of the sale and that the proceeds will then be remitted to the selling Record Date Stockholder within [three (3)] Business Days of receipt by the Subscription Agent. All of such sales will be deemed to have been effected at the weighted-average price of all Rights sold by the Subscription Agent during the Offer, less any applicable brokerage commissions, taxes and other expenses.

If the Dealer Manager declines to purchase the Rights of a Record Date Stockholder that have been duly submitted to the Subscription Agent for sale, the Subscription Agent will attempt to sell such Rights in the open market. If the Rights can be sold in such manner, all of such sales will be deemed to have been effected at the weighted-average price of all Rights sold by the Subscription Agent in such open market transactions throughout the subscription period. The proceeds from such sales will be held by the Subscription Agent in an account segregated from the Subscription Agent’s own funds pending distribution to the selling Record Date Stockholders. It is expected that the proceeds of such open market sales will be remitted by the Subscription Agent to the selling Record Date Stockholders within [three (3)] Business Days following the Expiration Date.

The Subscription Agent will also attempt to sell (either to the Dealer Manager or in open market transactions as described above) all Rights which remain unclaimed as a result of subscription certificates being returned by the postal authorities to the Subscription Agent as undeliverable as of the fourth (4th) Business Day prior to the Expiration Date. The Subscription Agent will hold the proceeds from those sales in an account segregated from the Subscription Agent’s own funds for the benefit of such non-claiming Record Date Stockholders until such proceeds are either claimed or revert to the state.

There can be no assurance that the Subscription Agent will be able to sell any Rights, and neither the Fund nor the Subscription Agent has guaranteed any minimum sales price for the Rights. If a Record Date Stockholder does not utilize the services of the Subscription Agent and chooses to use another broker-dealer or other financial institution to sell Rights, then the other broker-dealer or financial institution may charge a fee to sell the Rights.

For a discussion of actions that may be taken by the Dealer Manager to seek to facilitate the trading market for Rights and the placement of Common Stock pursuant to the exercise of Rights, including the purchase of Rights and the sale during the Subscription Period by the Dealer Manager of Common Stock acquired through the exercise of Rights and the terms on which such sales will be made, see “Distribution Arrangements.”

The Dealer Manager may also act on behalf of its clients to purchase or sell Rights in the open market and may receive commissions from its clients for such services. Holders of Rights attempting to sell any unexercised Rights in the open market through a broker-dealer other than the Dealer Manager may be charged a different commission and should consider the commissions and fees charged by the broker-dealer prior to selling their Rights on the open market. The Dealer Manager is not expected to purchase Rights as principal for its own account in order to seek to facilitate the trading market for Rights or otherwise. See “Distribution Arrangements” for additional information.

Other Transfers

The Rights evidenced by a subscription certificate may be transferred in whole by endorsing the subscription certificate for transfer in accordance with the accompanying instructions. A portion of the Rights evidenced by a single subscription certificate (but not fractional Rights) may be transferred by delivering to the Subscription Agent a subscription certificate properly endorsed for transfer, with instructions to register such portion of the Rights evidenced thereby in the name of the transferee and to issue a new subscription certificate to the transferee evidencing such transferred Rights. In such event, a new subscription certificate evidencing the balance of the Rights, if any, will be issued to the Record Date Stockholder or, if the Record Date Stockholder so instructs, to an additional transferee. The signature on the subscription certificate must correspond to the name as set forth upon the face of the subscription certificate in every particular, without alteration or enlargement, or any change. A signature guarantee must be provided by an eligible financial institution as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), subject to the standards and procedures adopted by the Fund.

Record Date Stockholders wishing to transfer all or a portion of their Rights should allow at least five (5) Business Days prior to the Expiration Date for (i) the transfer instructions to be received and processed by the Subscription Agent; (ii) a new subscription certificate to be issued and transmitted to the transferee or transferees with respect to transferred Rights, and to the transferor with respect to retained Rights, if any; and (iii) the Rights evidenced by such new subscription certificate to be exercised or sold by each recipient thereof prior to the Expiration Date. Neither the Fund, the Subscription Agent nor the Dealer Manager shall have any liability to a transferee or transferor of Rights if subscription certificates are not received in time for exercise or sale prior to the Expiration Date.

Except for the fees charged by the Subscription Agent and Dealer Manager (which will be paid by the Fund), the transferor of the Rights shall be responsible for all commissions, fees and other expenses (including brokerage commissions and transfer taxes) incurred or charged in connection with the purchase, sale or exercise of Rights. None of the Fund, the Subscription Agent or the Dealer Manager will pay such commissions, fees or expenses. Investors who wish to purchase, sell, exercise or transfer Rights through a broker, bank or other party should first inquire about any fees and expenses that the investor will incur in connection with the transaction.

The Fund anticipates that the Rights will be eligible for transfer through, and that the exercise of the Primary Subscription (but not the Over-Subscription Privilege) may be effected through, the facilities of the Depository Trust Company (“DTC”) or through the Subscription Agent. Eligible Record Date Stockholders may exercise the Over-Subscription Privilege in respect of exercised Rights by properly executing and delivering to the Subscription Agent, at or prior to 5:00 p.m., New York City time, on the Expiration Date, a Nominee Holder Over-Subscription Certificate or a substantially similar form satisfactory to the Subscription Agent, together with payment of the Subscription Price for the number of shares of Common Stock for which the Over-Subscription Privilege is to be exercised.

Additional Information on the Transferability of Rights

The SEC staff has interpreted the 1940 Act as not requiring stockholder approval of a transferable rights offering to purchase common stock at a price below the then current net asset value so long as certain conditions are met, including: (i) a good faith determination by a fund’s board that such offering would result in a net benefit to existing stockholders; (ii) the offering fully protects stockholders’ preemptive rights and does not discriminate among stockholders (except for the possible effect of not offering fractional Rights); (iii) management uses its best efforts to ensure an adequate trading market in the rights for use by stockholders who do not exercise such rights; and (iv) the ratio of a transferable rights offering does not exceed one new share for each three rights held.

Methods for Exercising Rights

Rights may be exercised by completing and signing the subscription certificate that accompanies this Prospectus and mailing it in the envelope provided, or otherwise delivering the completed and signed subscription certificate to the Subscription Agent, together with payment in full for the shares of Common Stock at the Subscription Price by the Expiration Date.

Rights may also be exercised by contacting your broker, trustee or other nominee, who can arrange, on your behalf, (1) to deliver a Notice of Guaranteed Delivery along with payment of the shares prior to 5:00 p.m., New York City time, on the Expiration Date and (2) to guarantee delivery a properly completed and executed subscription certificate pursuant to a Notice of Guaranteed Delivery by the close of business on the third (3rd) Business Day after the Expiration Date. A fee may be charged for this service. Completed subscription certificates and related payments must be received by the Subscription Agent prior to 5:00 p.m., New York City time, on or before the Expiration Date (unless payment is effected by means of a Notice of Guaranteed Delivery as described under “Payment for Common Stock”) at the offices of the Subscription Agent at the address set forth above. Fractional shares of Common Stock will not be issued upon the exercise of Rights.

All questions as to the validity, form, eligibility (including times of receipt and matters pertaining to beneficial ownership) and the acceptance of subscription forms and the Subscription Price will be determined by the Fund, which determinations will be final and binding. No alternative, conditional or contingent subscriptions will be accepted. The Fund reserves the right to reject any or all subscriptions not properly submitted or the acceptance of which would, in the opinion of the Fund’s counsel, be unlawful.

Common Stockholders who are Record Owners

Exercising Rights Holders who are holders of record may choose either option set forth under “Payment for Common Stock.” If time is of the essence, the Fund or the Adviser, in their sole discretion, may permit delivery of the subscription certificate and payment after the Expiration Date.

Record Date Stockholders whose Shares of Common Stock are held by a Nominee

Record Date Stockholders whose shares Common Stock are held by a nominee, such as a bank, broker or trustee, must contact that nominee to exercise their Rights. In that case, the nominee will complete the subscription certificate on behalf of the Record Date Stockholder and arrange for proper payment by one of the methods set forth under “Payment for Common Stock” below.

Nominees

Nominees, such as brokers, trustees or depositories for securities, who hold shares of Common Stock for the account of others, should notify the respective beneficial owners of the shares as soon as possible to ascertain the beneficial owners’ intentions and to obtain instructions with respect to the Rights. If the beneficial owner so instructs, the nominee should complete the subscription certificate and submit it to the Subscription Agent with the proper payment as described under “Payment for Common Stock.”

Banks, brokers, trustees and other nominee holders of Rights will be required to certify to the Subscription Agent, before any Over-Subscription Privilege may be exercised with respect to any particular beneficial owner who is a Record Date Stockholder, as to the aggregate number of Rights exercised during the subscription period and the number of shares of Common Stock subscribed for pursuant to the Over-Subscription Privilege by the beneficial owner, and that the beneficial owner exercised all Rights issued to it pursuant to the Offer.

Foreign Common Stockholders

Subscription certificates will not be mailed to Record Date Stockholders whose record addresses are outside the United States (for these purposes, the United States includes its territories and possessions and the District of Columbia) (the “Foreign Common Stockholders”). Subscription certificates will only be mailed to Record Date Stockholders whose addresses are within the United States (other than an APO or FPO address). Record Date Stockholders whose addresses are outside the United States or who have an APO or FPO address and who wish to subscribe to the Offer either in part or in full should contact the Subscription Agent in writing or by recorded telephone conversation no later than five Business Days prior to the Expiration Date. The Fund will determine whether the Offer may be made to any such Record Date Stockholder. The Offer will not be made in any jurisdiction where it would be unlawful to do so. If the Subscription Agent has received no instruction by the [fifth (5th)] Business Day prior to the Expiration Date or the Fund has determined that the Offer may not be made to a particular Record Date Stockholder, the Subscription Agent will attempt to sell all of such Common Stockholder’s Rights and remit the net proceeds, if any, to such Common Stockholder. If the Rights can be sold, sales of these Rights will be deemed to have been effected at the weighted average price received by the Subscription Agent on the day the Rights are sold, less any applicable brokerage commissions, taxes and other expenses.

The Subscription Agent will hold the Rights to which those subscription certificates relate for these Common Stockholders’ accounts until instructions are received to exercise, sell or transfer the Rights, subject to applicable law. If no instructions have been received by 5:00 p.m., New York City time, on [                 ], 2021, [three (3)] Business Days prior to the Expiration Date (or, if the subscription period is extended, on or before [three (3)] Business Days prior to the extended Expiration Date), the Subscription Agent will ask the Dealer Manager if it will purchase the Rights. If the Dealer Manager purchases the Rights, the sales price paid by the Dealer Manager will be based upon the then current market price for the Rights. The proceeds from each of such sales to the Dealer Manager will be remitted to the Subscription Agent, which will hold such proceeds in an account segregated from the Subscription Agent’s own funds pending distribution to each Foreign Common Stockholder. It is expected that following each such sale of Rights to the Dealer Manager, the proceeds from each such sale will be received by the Subscription Agent within three (3) Business Days of the sale and that the proceeds will then be remitted to the Foreign Common Stockholder within three (3) Business Days of receipt by the Subscription Agent. All of such sales will be deemed to have been effected at the weighted-average price of all Rights sold by the Subscription Agent during the Offer, less any applicable brokerage commissions, taxes and other expenses.

If the Dealer Manager declines to purchase the Rights of a Foreign Common Stockholder, the Subscription Agent will attempt to sell such Rights in the open market. If the Rights can be sold in such manner, all of such sales will be deemed to have been effected at the weighted-average price of all Rights sold by the Subscription Agent in such open market transactions throughout the subscription period. The proceeds from such sales will be held by the Subscription Agent in an account segregated from the Subscription Agent’s own funds pending distribution to the Foreign Common Stockholders. It is expected that the proceeds of such open market sales will be remitted by the Subscription Agent to the Foreign Common Stockholders within five (5) Business Days following the Expiration Date.

There can be no assurance that the Subscription Agent will be able to sell any Rights, and neither the Fund nor the Subscription Agent has guaranteed any minimum sales price for the Rights.

Notice of NAV Decline

The Fund, as required by the SEC’s registration form, will suspend the Offer until it amends this prospectus if, subsequent to the effective date of the Registration Statement, of which this prospectus is a part, the Fund’s NAV declines more than 10% from its NAV as of that date. Accordingly, the Expiration Date would be extended and the Fund would notify Record Date Stockholders of the decline and permit Exercising Rights Holders to cancel their exercise of Rights.

DISTRIBUTION ARRANGEMENTS

[     ] will act as Dealer Manager for the Offer. Under the terms and subject to the conditions contained in the Dealer Manager Agreement among the Dealer Manager, the Fund and the Adviser, the Dealer Manager will provide financial structuring and solicitation services in connection with the Offer and will solicit the exercise of Rights and participation in the Over-Subscription Privilege. The Offer is not contingent upon any number of Rights being exercised. The Dealer Manager will also be responsible for forming and managing a group of selling broker-dealers (each a “Selling Group Member” and collectively the “Selling Group Members”), whereby each Selling Group Member will enter into a Selling Group Agreement with the Dealer Manager to solicit the exercise of Rights and to sell shares of Common Stock purchased by the Selling Group Member from the Dealer Manager. In addition, the Dealer Manager will enter into a Soliciting Dealer Agreement with other soliciting broker-dealers (each a “Soliciting Dealer” and collectively the “Soliciting Dealers”) to solicit the exercise of Rights. See “Compensation to Dealer Manager” for a discussion of fees and other compensation to be paid to the Dealer Manager, Selling Group Members and Soliciting Dealers in connection with the Offer.

The services provided by the Dealer Manager differ from those provided by the Adviser in that the Adviser acts as the investment adviser for the Fund and manages the investment and reinvestment of the Fund’s assets in accordance with the Fund’s investment objective and policies and limitations, and generally manages the day-to-day business and affairs of the Fund. The Adviser has not been retained by the Fund to manage a rights offering; instead, given the complexities of the transaction, the Fund believes that the retention of the Dealer Manager will be beneficial.

The Fund and the Adviser have agreed to indemnify the Dealer Manager for losses arising out of certain liabilities, including liabilities under the Securities Act. The Dealer Manager Agreement also provides that the Dealer Manager will not be subject to any liability to the Fund in rendering the services contemplated by the Dealer Manager Agreement except for any act of willful misfeasance, bad faith or gross negligence of the Dealer Manager or reckless disregard by the Dealer Manager of its obligations and duties under the Dealer Manager Agreement.

Prior to the expiration of the Offer, the Dealer Manager may independently offer for sale shares of Common Stock acquired through exercising the Rights at prices that may be different from the market price for such shares or from the price to be received by the Fund upon the exercise of Rights. The Dealer Manager is authorized to buy and exercise Rights (for delivery of Common Stock prior to the expiration of the Offer), including unexercised Rights of Record Date Stockholders whose record addresses are outside the United States held by the Subscription Agent for which no instructions are received, and to sell shares to the public or to Selling Group Members at the offering price set by the Dealer Manager from time to time. In addition, the Dealer Manager has the right to buy Rights offered to it by the Subscription Agent from electing Record Date Stockholders, and the Dealer Manager may purchase such Rights as principal or act as agent on behalf of its clients for the resale of such Rights. See “Sales through the Subscription Agent” for more information.

In order to seek to facilitate the trading market in the Rights for the benefit of non-exercising Common Stockholders, and the placement of the Common Stock to new or existing investors pursuant to the exercise of the Rights, the Dealer Manager Agreement provides for special arrangements with the Dealer Manager. Under these arrangements, the Dealer Manager is expected to purchase Rights on the NYSE. The number of Rights, if any, purchased by the Dealer Manager will be determined by the Dealer

Manager in its sole discretion. The Dealer Manager is not obligated to purchase Rights or shares of Common Stock as principal for its own account to facilitate the trading market for Rights or for investment purposes. Rather, its purchases are expected to be closely related to interest in acquiring shares of Common Stock generated by the Dealer Manager through its marketing and soliciting activities. The Dealer Manager intends to exercise Rights purchased by it during the Subscription Period but prior to the Expiration Date. The Dealer Manager may exercise those Rights at its option on one or more dates, which are expected to be prior to the Expiration Date. The subscription price for the shares of Common Stock issued through the exercise of Rights by the Dealer Manager prior to the Expiration Date will be the greater of [ ]% of the last reported sale price of a share of Common Stock on the NYSE on the date of exercise or [ ]% of the last reported NAV of a share of Common Stock on the date prior to the date of exercise. The price and timing of these exercises are expected to differ from those described herein for the Offer. The Subscription Price will be paid to the Fund and the dealer manager fee with respect to such proceeds will be paid by the Fund on the applicable settlement date(s) of such exercise(s).

In connection with the exercise of Rights and receipt of shares of Common Stock, the Dealer Manager intends to offer those shares for sale to the public and/or through Selling Group Members it has established. The Dealer Manager may set the price for those shares at any price that it determines, in its sole discretion. The Dealer Manager has advised that the price at which such shares of Common Stock are offered is expected to be at or slightly below the closing price of the shares of Common Stock on the NYSE on the date the Dealer Manager exercises Rights. No portion of the amount paid to the Dealer Manager or to a Selling Group Member from the sale of shares of Common Stock in this manner will be paid to the Fund. If the sales price of the shares of Common Stock is greater than the subscription price paid by the Dealer Manager for such shares plus the costs to purchase Rights for the purpose of acquiring those shares, the Dealer Manager will receive a gain.

Alternatively, if the sales price of the shares of Common Stock is less than the Subscription Price for such shares plus the costs to purchase Rights for the purpose of acquiring those shares, the Dealer Manager will incur a loss. The Dealer Manager will pay a concession to Selling Group Members in an amount equal to approximately [ ]% of the aggregate price of the shares of Common Stock sold by the respective Selling Group Member. Neither the Fund nor the Adviser has a role in setting the terms, including the sales price, on which the Dealer Manager offers for sale and sells shares of Common Stock it has acquired through purchasing and exercising Rights or the timing of the exercise of Rights or sales of shares of Common Stock by the Dealer Manager. Persons who purchase shares of Common Stock from the Dealer Manager or a Selling Group Member will purchase shares at a price set by the Dealer Manager, which may be more or less than the Subscription Price, based on the Formula Price mechanism through which shares of Common Stock will be sold in the Offer, and at a time set by the Dealer Manager, which is expected to be prior to the Expiration Date, and will not have the uncertainty of waiting for the determination of the Subscription Price on the Expiration Date.

The Dealer Manager may purchase Rights as principal or act as agent on behalf of its clients for the resale of such Rights. The Dealer Manager may realize gains (or losses) in connection with the purchase and sale of Rights and the sale of shares of Common Stock, although such transactions are intended by the Dealer Manager to facilitate the trading market in the Rights and the placement of the shares of Common Stock to new or existing investors pursuant to the exercise of the Rights. Any gains (or losses) realized by the Dealer Manager from the purchase and sale of Rights and the sale of shares of Common Stock is independent of and in addition to its fee as Dealer Manager. The Dealer Manager has advised that any such gains (or losses) are expected to be immaterial relative to its fee as Dealer Manager.

Since neither the Dealer Manager nor persons who purchase shares of Common Stock from the Dealer Manager or Selling Group Members were Record Date Stockholders, they would not be able to participate in the Over-Subscription Privilege.

There is no limit on the number of Rights the Dealer Manager can purchase or exercise. Shares of Common Stock acquired by the Dealer Manager pursuant to the exercise of Rights acquired by it will reduce the number of shares of Common Stock available pursuant to the over-subscription privilege, perhaps materially, depending on the number of Rights purchased and exercised by the Dealer Manager.

Although the Dealer Manager can seek to facilitate the trading market for Rights as described above, investors can acquire shares of Common Stock at the Subscription Price by acquiring Rights on the NYSE and exercising them in the method described under “Methods of Exercising of Rights.”

In the ordinary course of their businesses, the Dealer Manager and/or its affiliates may engage in investment banking or financial transactions with the Fund, the Adviser and its affiliates. In addition, in the ordinary course of their businesses, the Dealer Manager and/or its affiliates may, from time to time, own securities of the Fund or its affiliates.

The principal business address of the Dealer Manager is [    ].

COMPENSATION TO DEALER MANAGER

Pursuant to the Dealer Manager Agreement, the Fund has agreed to pay the Dealer Manager a fee for its financial structuring and solicitation services equal to [                 ]% of the Subscription Price for each share of Common Stock issued pursuant to the Offer, including the Over-Subscription Privilege. The Dealer Manager will reallow to Selling Group Members in the Selling Group to be formed and managed by the Dealer Manager selling fees equal to [                 ]% of the Subscription Price for each share of Common Stock issued pursuant to the Offer or the Over-Subscription Privilege as a result of their selling efforts. In addition, the Dealer Manager will reallow to Soliciting Dealers that have executed and delivered a Soliciting Dealer Agreement and have solicited the exercise of Rights, solicitation fees equal to [    ]% of the Subscription Price for each share of Common Stock issued pursuant to the exercise of Rights as a result of their soliciting efforts, subject to a maximum fee based on the number of shares of Common Stock held by such Soliciting Dealer through DTC on the Record Date. Fees will be paid to the broker-dealer designated on the applicable portion of the subscription certificates or, in the absence of such designation, to the Dealer Manager.

In addition, the Fund has agreed to pay the Dealer Manager an amount up to $[                 ] as a partial reimbursement of its expenses incurred in connection with the Offer, including all reasonable out-of-pocket fees and expenses, if any and not to exceed $[                 ], incurred by the Dealer Manager, Selling Group Members, Soliciting Dealers and other brokers, dealers and financial institutions in connection with their customary mailing and handling of materials related to the Offer to their customers. No other fees will be payable by the Fund or the Adviser to the Dealer Manager in connection with the Offer.

Subscription Agent

The Subscription Agent is [                ]. Under the terms and subject to the conditions contained in a Subscription Agent Agreement between the Fund and the Subscription Agent, the Subscription Agent in connection with the Offer will provide services related to the distribution of the subscription certificates and the issuance and exercise of Rights to subscribe as set forth therein. The Subscription Agent will receive for its administrative, processing, invoicing and other services a fee estimated to be approximately $[                ], plus reimbursement for all out-of-pocket expenses related to the Offer.

Completed subscription certificates must be sent together with proper payment of the Subscription Price for all shares of Common Stock subscribed for in the Primary Subscription and the Over-Subscription Privilege (for eligible Record Date Stockholders) to the Subscription Agent by one of the methods described below. Alternatively, Notices of Guaranteed Delivery may be sent by facsimile to [                 ] to be received by the Subscription Agent prior to 5:00 p.m., New York City time, on the Expiration Date. Facsimiles should be confirmed by telephone at [                 ]. The Fund will accept only properly completed and executed subscription certificates actually received at any of the addresses listed below, prior to 5:00 p.m., New York City time, on the Expiration Date or by the close of business on the third (3rd) Business Day after the Expiration Date following timely receipt of a Notice of Guaranteed Delivery. See “Payment for Common Stock.”

Subscription Certificate Delivery Method	Address/Number
By Notice of Guaranteed Delivery	Contact your broker-dealer, trust company, bank, or other nominee to notify the Fund of your intent to exercise, sell or transfer the Rights.

By First Class Mail Only (No Overnight /Express Mail)	TCW Strategic Income Fund, Inc. c/o [ ]

By Express Mail or Overnight Courier	TCW Strategic Income Fund. Inc. c/o [ ]

Delivery to an address other than one of the addresses listed above, or transmission via a facsimile number other than as listed above, will not constitute valid delivery.

Information Agent

The Information Agent is [                    ]. Under the terms and subject to the conditions contained in an Information Agent Agreement between the Fund and the Information Agent, the Information Agent will provide communication, dissemination and other related services in connection with the Offer. The Information Agent will receive a fee estimated to be $[                 ], plus reimbursement for its out-of-pocket expenses related to the Offer.

Any questions or requests for assistance concerning the method of subscribing for shares of Common Stock or for additional copies of this prospectus or subscription certificates or Notices of Guaranteed Delivery may be directed to the Information Agent at its telephone number and address listed below:

Call toll free: [                 ]

Common Stockholders may also contact their brokers or nominees for information with respect to the Offer.

Payment for Common Stock

Exercising Rights Holders may choose between the following methods of payment:

1.

An Exercising Rights Holder may send the subscription certificate together with payment for the Common Stock acquired in the Primary Subscription and any additional shares of Common Stock subscribed for pursuant to the Over-Subscription Privilege (for eligible Record Date Stockholders) to the Subscription Agent based on the estimated Subscription Price of $[                 ] per share of Common Stock ([    ]). To be accepted, the payment, together with a properly completed and executed subscription certificate, must be received by the Subscription Agent at one of the Subscription Agent’s offices set forth above, prior to 5:00 p.m., New York City time, on the Expiration Date.

2.

An Exercising Rights Holder may have a bank, trust company or NYSE member send a Notice of Guaranteed Delivery by facsimile or otherwise guaranteeing delivery of (i) payment of the full Subscription Price for the Common Stock subscribed for in the Primary Subscription and any additional shares of Common Stock subscribed for pursuant to the Over-Subscription Privilege (for eligible Record Date Stockholders) and (ii) a properly completed and executed subscription certificate. The Subscription Agent will not honor a Notice of Guaranteed Delivery unless a properly completed and executed subscription certificate and full payment for the shares of Common Stock is received by the Subscription Agent by the close of business on [                 ], 2021 or, if the Offer is extended, on the third (3rd) Business Day after the Expiration Date.

All payments by an Exercising Rights Holder must be in U.S. dollars by money order or check drawn on a bank or branch located in the United States and payable to “[                 ].” The Subscription Agent will deposit all funds received by it prior to the final payment date into a segregated account pending proration and distribution of the shares of Common Stock. The Subscription Agent may receive investment earnings on the funds deposited into such account.

The method of delivery of subscription certificates and payment of the Subscription Price to the Fund will be at the election and risk of the Exercising Rights Holders, but if sent by mail, it is recommended that such Certificates and payments be sent by registered mail, properly insured, with return receipt requested, and that a sufficient number of days be allowed to ensure delivery to the Subscription Agent and clearance of payment prior to 5:00 p.m., New York City time, on the Expiration Date or the date guaranteed payments are due under a Notice of Guaranteed Delivery (as applicable). Because uncertified personal checks may take at least five(5) Business Days to clear, you are strongly urged to pay, or arrange for payment, by means of certified or cashier’s check or money order.

Within ten (10) Business Days following the Expiration Date (the “Confirmation Date”), the Subscription Agent will direct the Transfer Agent to send to each Exercising Rights Holder (or, if shares of Common Stock are held by Cede or any other depository or nominee, to Cede or such other depository or nominee) a confirmation showing (i) the number of shares of Common Stock purchased pursuant to the Primary Subscription; (ii) the number of shares of Common Stock, if any, acquired pursuant to the Over-Subscription Privilege (for eligible Record Date Stockholders); (iii) the per share of Common Stock and total purchase price for the shares of Common Stock; and (iv) any additional amount payable to the Fund by the Exercising Rights Holder or any excess to be refunded by the Fund to the Exercising Rights Holder, in each case based on the Subscription Price as determined on the Expiration Date. If any Exercising Rights Holder, if eligible, exercises his right to acquire shares of Common Stock pursuant to the Over-Subscription Privilege, any excess payment which would otherwise be refunded to him will be applied by the Fund toward payment for shares of Common Stock acquired pursuant to the exercise of the Over-Subscription Privilege. Any additional payment required from an Exercising Rights Holder must be received by the Subscription Agent within ten (10) Business Days after the Confirmation Date. All payments by Rights holders must be in United States dollars by money order or check drawn on a bank located in the United States of America and payable to “[                 ].” Any excess payment to be refunded by the Fund to an Exercising Rights Holder will be mailed by the Subscription Agent to the Rights Holder as promptly as practicable.

Whichever of the two methods described above is used, issuance of the shares of Common Stock purchased is subject to collection of checks and actual receipt of payment. The Subscription Agent will deposit all checks it receives prior to the final due date of this Offer into a segregated account pending proration and distribution of the shares of Common Stock. The Subscription Agent may receive investment earnings on the funds deposited into such account. If an Exercising Rights Holder who subscribes for shares of Common Stock pursuant to the Primary Subscription or Over-Subscription Privilege (for eligible Record Date Stockholders) does not make payment of any amounts due by the Expiration Date or the date guaranteed payments are due under a Notice of Guaranteed Delivery, the Subscription Agent reserves the right to take any or all of the following actions: (i) sell subscribed and unpaid-for Common Stock to other eligible Record Date Stockholders; (ii) apply any payment actually received by it from the Exercising Rights Holder toward the purchase of the greatest whole number of shares of Common Stock which could be acquired by such Exercising Rights Holder upon exercise of the Primary Subscription and/or the Over-Subscription Privilege; and/or (iii) exercise any and all other rights or remedies to which it may be entitled, including, without limitation, the right to set off against payments actually received by it with respect to such subscribed for shares of Common Stock.

All questions concerning the timeliness, validity, form and eligibility of any exercise of Rights will be determined by the Fund, whose determinations will be final and binding. The Fund or the Adviser, each in its sole discretion may waive any defect or irregularity, or permit a defect or irregularity to be corrected within such time as it may determine, or reject the purported exercise of any Right. Subscriptions will not be deemed to have been received or accepted until all irregularities have been waived or cured within such time as the Fund or the Adviser determines in its sole discretion. The Subscription Agent and the Fund will not be under any duty to give notification of any defect or irregularity in connection with the submission of subscription certificates or incur any liability for failure to give such notification.

Exercising Rights Holders will have no right to rescind their subscription after receipt of their payment for shares of Common Stock by the Subscription Agent, except as provided under “Notice of NAV Decline.”

Dividend Reinvestment Plan Participants/Beneficial Owners Holding Through Nominees

Participants in the Fund’s Dividend Reinvestment Plan will have any shares of Common Stock acquired in the Primary Subscription and pursuant to the Over-Subscription Privilege credited to their accounts under the Dividend Reinvestment Plan. Participants in the Fund’s Dividend Reinvestment Plan wishing to exercise Rights issued with respect to the shares of Common Stock held in their accounts under the Dividend Reinvestment Plan must exercise such Rights in accordance with the procedures set forth above. Record Date Stockholders whose shares of Common Stock are held of record by Cede or by any other depository or nominee on their behalf or their broker-dealer’s behalf will have any shares of Common Stock acquired in the Primary Subscription credited to the account of Cede or such other depository or nominee.

U.S. Federal Income Tax Consequences of the Offer

See “Tax Matters — The Offer” for a discussion of the material U.S. federal income tax consequences of the Offer.

Employee Benefit Plan and IRA Considerations

Holders of Rights that are employee benefit plans subject to limitations imposed by the Code, such as employee plans subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), Keogh Plans and Individual Retirement Accounts (“IRA”) (each a “Benefit Plan” and collectively, “Benefit Plans”), should be aware that the use of additional contributions of cash outside of the Benefit Plan to exercise Rights may be treated as additional contributions to the Benefit Plan. When taken together with contributions previously made, such deemed additional contributions may be in excess of tax limitations and subject the Rights holder to excise taxes for excess or nondeductible contributions. In the case of Benefit Plans qualified under Section 401(a) of the Code, additional contributions could cause the maximum contribution limitations of Section 415 of the Code or other qualification rules to be violated. Benefit Plans contemplating making additional contributions to exercise Rights should consult with their legal and tax counsel prior to making such contributions. Benefit Plans and other tax-exempt entities should also be aware that if they borrow to finance their exercise of Rights, they may become subject to the tax on unrelated business taxable income under Section 511 of the Code. If any portion of an IRA is used as security for a loan, the portion so used may also be treated as distributed to the IRA depositor.

Benefit Plans subject to ERISA are subject to certain requirements on the Benefit Plan and on those persons who are fiduciaries with respect to the Benefit Plans. Such requirements may include prudence and diversification requirements and require that investments be made in accordance with the documents governing the Benefit Plan. The exercise or transfer of Rights by a fiduciary for a Benefit Plan should be considered in light of such fiduciary requirements.

In addition, ERISA and the Code prohibit certain transactions involving the assets of a Benefit Plan and certain persons (referred to as “parties in interest” for purposes of ERISA and “disqualified persons” for purposes of the Code) having certain relationships to such Benefit Plans, and also prohibit “self-dealing” transactions, unless a statutory or administrative exemption is applicable to the transaction. A party in interest or disqualified person who engages in a nonexempt prohibited transaction may be subject to excise taxes and other penalties and liabilities under ERISA and the Code (or with respect to certain Benefit Plans, such as IRAs, a prohibited transaction may cause the Benefit Plan to lose its tax-exempt status). In this regard, the U.S. Department of Labor has issued prohibited transaction class exemptions (“PTCEs”) that may apply to the exercise or transfer of the Rights, and the holding or disposition of the shares. These class exemptions include, without limitation, PTCE 84-14 respecting transactions determined by independent qualified professional asset managers, PTCE 90-1 respecting insurance company pooled separate accounts, PTCE 91-38 respecting bank collective investment funds, PTCE 95-60 respecting life insurance company general accounts and PTCE 96-23 respecting transactions determined by in-house asset managers, PTCE 84-24 governing purchases of shares in investment companies) and PTCE 75-1 respecting sales of securities. In addition, Section 408(b)(17) of ERISA and Section 4975(d)(20) of the Code each provides a limited exemption, commonly referred to as the “service provider exemption,” from the prohibited transaction provisions of ERISA and Section 4975 of the Code for certain transactions between a Benefit Plan and a person that is a party in interest and/or a disqualified person (other than a fiduciary or an affiliate that, directly or indirectly, has or exercises any discretionary authority or control or renders any investment advice with respect to the assets of any Benefit Plan involved in the transaction) solely by reason of providing services to the Benefit Plan or by relationship to a service provider, provided that the Benefit Plan receives no less, nor pays no more, than adequate consideration. There can be no assurance that all of the conditions of any such exemptions or any other exemption will be satisfied in connection with any Benefit Plan’s otherwise prohibited exercise or transfer of Rights, or its investment or disposition of the shares of Common Stock.

By its exercise of the Rights, each Benefit Plan will be deemed to have represented and warranted that (i) neither the exercise of the Rights, nor the investment in shares of Common Stock pursuant to such exercise, will result in a non-exempt prohibited transaction under ERISA or Section 4975 of the Code, or any substantially similar law, and (ii) neither the Adviser, the Dealer Manager, the Fund or any of their affiliates is or will be a fiduciary of the Benefit Plan with respect to the Benefit Plan’s exercise of the Rights or its investment in shares of Common Stock, for purposes of ERISA and Section 4975 of the Code, or any applicable substantially similar law.

Due to the complexity of these rules and the penalties for noncompliance, fiduciaries of Benefit Plans, should consult with their legal and tax counsel regarding the consequences of their exercise of Rights under ERISA, the Code and other similar laws.

Dilution and Effect of Non-Participation in the Offer

Upon the completion of the Offer, Record Date Stockholders who do not exercise their Rights fully will own a smaller proportional interest in the Fund than they owned prior to the Offer because there will be more shares of Common Stock issued and outstanding if Rights are exercised. The percentage increase in shares of Common Stock outstanding that will occur if all the Rights are exercised is [     ]%. The completion of the Offer will result in immediate voting dilution for such Common Stockholders. Further, both the sales load and the expenses associated with the Offer paid by the Fund will immediately reduce the NAV of each outstanding share.

In addition, if the Subscription Price is less than the NAV of the Fund’s shares of Common Stock as of the Expiration Date, the Offer will result in an immediate dilution of NAV for all Common Stockholders. It is anticipated that the existing Common Stockholders will experience immediate dilution even if they fully exercise their Rights. Such dilution is not currently determinable because it is not known how many shares of Common Stock will be subscribed for, what the NAV or market price of the Fund’s shares of Common Stock will be on the Expiration Date or what the Subscription Price will be. Any such NAV dilution will disproportionately affect non-exercising Common Stockholders. If the Subscription Price is substantially less than the current NAV, this dilution could be substantial. For example, assuming that the NAV per share of Common Stock on the Expiration Date was $[                 ] (the NAV per share of Common Stock as of [    ], 2021) and all of the shares of Common Stock are sold at the estimated Subscription Price and after deducting all expenses related to the issuance of the shares of Common Stock, the per share NAV would be reduced by approximately $[    ] or [    ]%. Record Date Stockholders will experience a decrease in the NAV of shares of Common Stock held by them, irrespective of whether they exercise all or any portion of their Rights. The distribution of transferable Rights, which themselves have value, will afford non-participating Common Stockholders the potential of receiving a cash payment upon the sale of Rights, receipt of which may be viewed as partial compensation for the economic dilution of their interests, although there can be no assurance that a market for the Rights will develop or, if such a market does develop, what the price of the Rights will be.

Example of Dilution to NAV Resulting from the Offer

(a)	NAV per share of Common Stock (as of [ ], 2021)	[ ]

(b)	Total net assets (as of [ ], 2021)	[ ]

(c)	Estimated reduction in current NAV per share of Common Stock resulting from the Offer (“per share dilution”)(1)(2)	[ ]

(d)	Estimated percentage reduction in current NAV per share of Common Stock resulting from the Offer(1)(3)	[ ]

(1)

Assumes full exercise of the Rights being offered, that the NAV per share of Common Stock on the Expiration Date was $[    ] (the NAV per share of Common Stock on [    ], 2021), and that all of the shares of Common Stock are sold at the estimated Subscription Price of $[                ] and deducts the dealer manager fee and all expenses related to the issuance of the shares of Common Stock in the Offer. The Fund pays offering expenses, which are ultimately thus borne by all Common Stockholders whether or not they exercise their Rights.

(2)

Item (c) was calculated by subtracting (A) the Fund’s estimated NAV per share of Common Stock immediately following the completion of the Offer from (B) the Fund’s NAV per share of Common Stock (as of [                 ], 2021). The Fund’s estimated NAV per share of Common Stock immediately following the completion of the Offer was estimated (using the assumptions described in note (1) above) by dividing (X) the estimated NAV of the Fund immediately following the Offer by (Y) the estimated total number of share of Common Stock outstanding immediately following the completion of the Offer.

(3)	Item (d) was calculated by dividing Item (c) by Item (a).

There can be no assurance that the dilution will be limited to the amounts shown in the table above. The final amounts of such dilution may be greater than those estimated due to many factors, including the Fund’s market price and NAV at the time of completion of the Offer and the level of participation in the Offer.

The number of shares of Common Stock outstanding as of [                ], 2021 was [                ]. The number of shares of Common Stock adjusted to give effect to the Offer, assuming that all Rights are exercised and the applicable shares of Common Stock issued, would be [                ]. The percentage increase in shares of Common Stock outstanding that will occur if all the Rights are exercised is [    ]%.

All of the costs of the Offer will be borne by the Fund and indirectly by the Fund’s Common Stockholders whether or not they exercise their Rights.

Certain Effects of this Offer

The Adviser will benefit from the Offer because the management and investment advisory fees are based on the Fund’s Managed Assets. For a description of these fees, see “Management of the Fund — Advisory Agreement.” It is not possible to state precisely the amount of additional compensation the Adviser will receive as a result of the Offer because it is not known how many shares of Common Stock will be subscribed for and because the proceeds of the Offer will be invested in additional portfolio securities, which will fluctuate in value. However, assuming (i) all Rights are exercised, (ii) the proceeds of the Offer are leveraged at [    ]% as a percentage of Managed Assets (including the proceeds of such leverage) after giving effect to the Offer and (iii) the Subscription Price is $[                ] per share of Common Stock, and after giving effect to the Dealer Manager fee and other expenses related to the Offer, the Adviser would receive additional annualized advisory fees of $[                ]. Two of the Fund’s directors who voted to authorize the Offer is each an interested person (as defined in Section 2(a)(19) of the 1940 Act) of the Adviser. The other directors who approved the Offer are not interested persons (as defined in Section 2(a)(19) of the 1940 Act) of the Adviser.

THE FUND

The Fund is a diversified closed-end management investment company registered under the 1940 Act. The Fund was incorporated in Maryland on January 13, 1987 and commenced operations on March 5, 1987.

The Fund’s investment objective is to seek a total return comprised of current income and capital appreciation. No assurance can be given that the Fund’s investment objective will be achieved.

The Fund’s Adviser is TCW Investment Management Company LLC. The Adviser is registered under the Investment Advisers Act of 1940, as amended.

USE OF PROCEEDS

The net proceeds of the Offer, assuming all shares of Common Stock offered hereby are sold at the estimated Subscription Price, are estimated to be approximately $[                ], after deducting the sales load and expenses associated with the Offer. The Adviser anticipates that investment of the net proceeds of the Offer in accordance with the Fund’s investment objective and policies will take approximately thirty (30) days after completion of the Offer. The Fund intends to use the proceeds of the Offer to make investments consistent with its investment objective. However, the investment of the net proceeds may take up to three (3) months from completion of the Offer, depending on market conditions and the availability of appropriate securities. See “The Offer — Purpose of the Offer,” “Investment Objective and Principal Strategies” and, in the SAI, “Investment Restrictions.” Pending such investment, it is anticipated that the net proceeds will be invested in fixed income securities and other permitted investments. See “Investment Objective and Principal Strategies.”

DESCRIPTION OF COMMON STOCK

The Fund is authorized to issue 75,000,000 of shares of Common Stock. All shares of Common Stock have equal voting, dividend, distribution and liquidation rights. The shares of Common Stock outstanding are, and the shares of Common Stock issuable upon the exercise of the Rights, when issued and paid for pursuant to the terms of the Offer, will be, fully paid and non-assessable. Shares of Common Stock are not redeemable and have no preemptive rights, conversion rights, cumulative voting rights or appraisal rights.

The number of shares of Common Stock outstanding as of [                ], 2021 was [                ]. The number of shares of Common Stock adjusted to give effect to the Offer, assuming that all Rights are exercised and the applicable shares of Common Stock issued, would be [                ]. The percentage increase in shares of Common Stock outstanding that will occur if all the Rights are exercised is [    ]%.

The Fund’s shares of Common Stock are publicly held and are listed and traded on the NYSE. The following table sets forth for the fiscal quarters indicated the highest and lowest daily prices during the applicable quarter at the close of market on the NYSE per share of Common Stock along with (i) the highest and lowest closing NAV and (ii) the highest and lowest premium or discount from NAV represented by such prices at the close of the market on the NYSE.

	NYSE Market Price(1)		NAV at NYSE Market Price		Market Premium/(Discount) to NAV on Date of NYSE Market Price
Quarter Ended (1)	High	Low	High	Low	High	Low
September 30, 2020	$5.90	$5.54	$5.74	$5.64	3.15%	-2.12%
June 30, 2020	$5.75	$4.45	$5.72	$5.24	2.19%	-15.08%
March 31, 2020	$5.96	$4.31	$5.82	$4.31	2.41%	-16.15%
December 31, 2019	$5.94	$5.69	$5.87	$5.73	1.19%	-2.06%
September 30, 2019	$5.82	$5.62	$5.89	$5.81	-1.19%	-3.75%
June 30, 2019	$5.75	$5.47	$5.89	$5.77	-1.20%	-5.34%
March 31, 2019	$5.57	$5.23	$5.82	$5.67	-3.98%	-7.02%
December 31, 2018	$5.64	$5.25	$5.82	$5.65	-5.16%	-8.76%
September 30, 2018	$5.68	$5.40	$5.90	$5.83	-3.95%	-6.34%
June 30, 2018	$5.59	$5.40	$5.90	$5.83	-5.83%	-8.15%
March 31, 2018	$5.72	$5.36	$5.93	$5.86	-4.95%	-9.15%
December 31, 2017	$5.87	$5.50	$6.06	$5.91	-0.68%	-8.60%

(1)	Data presented are with respect to a short period of time and are not indicative of future performance.

On [                ], 2021, the Fund’s NAV was $[                ] and the last reported sale price of a share of Common Stock on the NYSE was $[                ], representing a [premium/discount] to NAV of [    ]%.

INVESTMENT OBJECTIVE AND INVESTMENT STRATEGIES

The Fund’s investment objective is to seek a total return comprised of current income and capital appreciation. There can be no assurance that the Fund will achieve its investment objective.

Depending on current market conditions and the Fund’s outlook over time, the Fund seeks to achieve its investment objectives by investing in a wide range of securities, including U.S. Government Securities, investment-grade corporate debt securities, high-yield debt securities, mortgage related securities, asset-backed securities, marketable small-, mid- and large-capitalization equity securities, convertible securities, money market securities, repurchase agreements, other securities and derivative instruments.

The types of derivative instruments in which the Fund may invest (or consider for investment) are: structured products, swaps, futures contracts, and forward contracts. The Fund may also invest in other types of derivative instruments if deemed advisable by the Adviser. The Fund may commence investing in such other types of derivative instruments without notice to Common Stockholders.

Portfolio Turnover

The Fund’s portfolio turnover rate may vary from year to year. Because it is difficult to predict accurately portfolio turnover rates, actual turnover may be higher or lower. A high portfolio turnover rate increases a fund’s transaction costs (including brokerage commissions and dealer costs), which would adversely impact a fund’s performance. Higher portfolio turnover may result in the realization of more short-term capital gains than if a fund had lower portfolio turnover.

Portfolio

Portfolio Construction Guidelines

Under normal market conditions, the Fund invests at least 80% of its Managed Assets in a wide range of securities, including U.S. Government Securities, investment-grade corporate debt securities, high-yield corporate debt securities, non-US developed and emerging market debt mortgage related securities, asset-backed securities, marketable small-, mid- and large-capitalization equity securities, convertible securities, money market securities, repurchase agreements, other securities and derivative instruments. Under some market conditions, certain types of structured products, swaps and other derivative instruments may be used provide neutral or counter, i.e., short exposure to other portfolio holdings. “Managed Assets” are the net asset value of common shares, plus the liquidation preference of any preferred shares issued by the Fund and the principal amount of any borrowings of the Fund used for leverage. An emerging market country means any of the countries in the J.P. Morgan Emerging Market Bond Index (EMBI) Global Diversified, the J.P. Morgan Corporate Emerging Market Bond Index (CEMBI) Broad Diversified, the J.P. Morgan Government Bond Index-Emerging Markets (GBI-EM), the MSCI Emerging Markets Index and the MSCI Frontier Markets Index.

The Fund may invest in credit obligations or related instruments that, at the time of investment, are subject to default. The credit obligations and related instruments in which the Fund may invest include mortgage-backed and asset-backed securities and securities whose value depends on the value of mortgage-backed or asset-backed securities. These types of investments present special risks.

Under normal market conditions, the Fund may also invest in any combination of the following: (i) structured products that do not provide long or short exposure to other credit obligations; (ii) swaps and other derivative instruments (including total return, index and interest rate swaps, options, warrants, forward contracts, futures contracts and options on futures contracts) that do not provide long or short exposure to other credit obligations; (iii) foreign currencies and foreign currency derivatives (including foreign currency related swaps, futures contracts and forward contracts) acquired for the purpose of hedging the currency risk arising from the credit obligations in the Fund’s portfolio; and (iv) equity securities obtained through the conversion or exchange of convertible or exchangeable instruments, debt restructurings or bankruptcy proceedings and hedges on such positions. Structured products, swaps and other derivative instruments that do not provide long or short exposure to other credit obligations are those instruments whose reference or underlying assets or indices are not credit obligations or indices of credit obligations. Examples of such instruments include equity- and commodity-linked notes, total return swaps based on the value of an equity security and commodity futures contracts. The Fund may invest in such instruments in order, for example, (i) to seek current income or capital appreciation or (ii) to reduce the Fund’s exposure solely to credit obligations. The Adviser believes that the flexibility afforded by being able to invest in such instruments may benefit the Fund by (i) allowing the Fund to invest in potentially attractive investment opportunities that are not credit obligations and (ii) increasing the mix of instruments in the Fund’s portfolio which could reduce the overall risk of the Fund’s portfolio. There can be no assurance that these benefits will be realized and such instruments may expose the Fund to risks not presented by credit obligations.

The types of derivative instruments in which the Fund currently invests (or considers for investment) are: structured products, swaps, futures contracts, and forward contracts. In the future, the Fund may invest in other types of derivative instruments if deemed advisable by the Adviser. Structured products include instruments such as credit-linked securities, commodity-linked notes and structured notes. A structured product may combine a traditional stock, bond, or commodity with an option or forward contract. An example of a structured product could be a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such a structured product would be a combination of a bond and a call option on oil. The Fund may commence investing in such other types of derivative instruments without notice to stockholders.

Credit Quality

The Fund may invest without limit in debt instruments that are, at the time of purchase, rated below investment grade (below Baa3 by Moody’s Investors Service, Inc. (“Moody’s”) or below BBB- by either Standard & Poor’s Ratings Services, a division of The McGraw-Hill Company, Inc. (“S&P”) or Fitch, Inc. (“Fitch”)), or unrated but determined by the Adviser to be of comparable quality to securities so rated. The Fund may invest in mortgage-related and other asset-backed securities regardless of rating (i.e., of any credit quality). For purposes of applying the foregoing policy, in the case of securities with split ratings (i.e., a security receiving two different ratings from two different rating agencies), the Fund will apply the higher of the applicable ratings. The Fund may invest in securities of stressed issuers, which include securities at risk of being in default as to the repayment of principal and/or interest at the time of acquisition by the Fund or that are rated in the lower rating categories by one or more nationally recognized statistical rating organizations (for example, Ca or lower by Moody’s or CC or lower by S&P or Fitch) or, if unrated, are determined by the Adviser to be of comparable quality. Debt instruments of below investment grade quality are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and to repay principal, and are commonly referred to as “high yield” securities or “junk bonds.” Debt instruments in the lowest investment grade category also may be considered to possess some speculative characteristics. The Fund may, for hedging, investment or leveraging purposes, make use of credit default swaps, which are contracts whereby one party makes periodic payments to a counterparty in exchange for the right to receive from the counterparty a payment equal to the par (or other agreed-upon) value of a referenced debt obligation in the event of a default or other credit event by the issuer of the debt obligation.

The Fund may invest in securities that have not been registered for public sale in the U.S. or relevant non-U.S. jurisdiction, including without limitation securities eligible for purchase and sale pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), or relevant provisions of applicable non-U.S. law, and other securities issued in private placements. The Fund may also invest in securities of other investment companies, including, without limitation, exchange-traded funds (“ETFs”), and may invest in foreign ETFs. The Fund may invest in real estate investment trusts (“REITs”). The Fund may invest in securities of companies with small and medium market capitalizations.

The Fund may invest without limit in illiquid securities (i.e., securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities).

The Adviser relies primarily on its own analysis of the credit quality and risks associated with individual debt instruments considered for the Fund, rather than relying exclusively on rating agencies or third-party research. The Fund’s portfolio managers utilize this information in an attempt to minimize credit risk and to identify issuers, industries or sectors that are undervalued or that offer attractive yields relative to the Adviser’s assessment of their credit characteristics. This aspect of the Adviser’s capabilities will be particularly important to the extent that the Fund invests in high yield securities and in securities of emerging market issuers.

Duration Strategy

It is expected that the Fund normally will have a short to intermediate average portfolio duration (i.e., within a zero to eight (0 to 8) year range), as calculated by the Adviser, although it may be shorter or longer at any time or from time to time depending on market conditions and other factors. While the Fund seeks to maintain a short to intermediate average portfolio duration, there is no limit on the maturity or duration of any individual security in which the Fund may invest. The Adviser believes that maintaining duration within this range offers flexibility and the opportunity for above-average returns while potentially limiting exposure to interest rate volatility and related risk. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The Fund’s duration strategy may entail maintaining a negative average portfolio duration from time to time, which would potentially benefit the portfolio in an environment of rising market interest rates, but would generally adversely impact the portfolio in an environment of falling or neutral market interest rates. The Adviser may also utilize certain strategies, including without limit investments in structured notes or futures contracts or swap, cap, floor or collar transactions, for the purpose of reducing the interest rate sensitivity of the Fund’s portfolio, although there is no assurance that it will do so or that such strategies will be successful.

Leverage

The Fund can utilize leverage through the use of a credit facility. The Fund has entered into a line of credit agreement with The Bank of New York Mellon which permits the Fund to borrow up to $70 million at a rate, per annum, equal to the Federal Funds Rate plus 1.00%. There is also an annual facility fee of $56,000 for the contract period. For the six-month period ended June 30, 2020, the Fund had outstanding approximately $5,343,000 under its Credit Facility, which represented approximately 2% of the Fund’s Managed Assets.

The Fund may also enter into transactions that may give rise to a form of leverage including, among others, futures and forward contracts (including foreign currency exchange contracts), credit default swaps, total return swaps and other derivative transactions, loans of portfolio securities, short sales and when-issued, delayed delivery and forward commitment transactions. Although it has no current intention to do so, the Fund may also determine to issue preferred shares or other types of senior securities to add leverage to its portfolio. The Fund intends to utilize reverse repurchase agreements, dollar rolls, borrowings and other forms of leverage opportunistically and may choose to increase or decrease, or eliminate entirely, its use of leverage over time and from time to time, based on the Adviser’s assessment of the yield curve environment, interest rate trends, market conditions and other factors. See “Risk Factors—Segregation and Coverage Risk.”

The net proceeds the Fund obtains from reverse repurchase agreements, dollar rolls or other forms of leverage utilized will be invested in accordance with the Fund’s investment objective and policies as described in this prospectus. So long as the rate of return, net of applicable Fund expenses, on the debt obligations and other investments purchased by the Fund exceeds the costs to the Fund of the leverage it utilizes, the investment of the Fund’s net assets attributable to leverage will generate more income than will be needed to pay the costs of the leverage. If so, and all other things being equal, the excess may be used to pay higher dividends to Common Stockholders than if the Fund were not so leveraged.

The 1940 Act generally prohibits the Fund from engaging in most forms of leverage (including the use of reverse repurchase agreements, dollar rolls, bank loans, commercial paper or other credit facilities, credit default swaps, total return swaps and other derivative transactions, loans of portfolio securities, short sales and when-issued, delayed delivery and forward commitment transactions, to the extent that these instruments are not covered as described below) unless immediately after the issuance of the leverage the Fund has satisfied the asset coverage test with respect to senior securities representing indebtedness prescribed by the 1940 Act; that is, the value of the Fund’s total assets less all liabilities and indebtedness not represented by senior securities (for these purposes, “total net assets”) is at least 300% of the senior securities representing indebtedness (effectively limiting the use of leverage through senior securities representing indebtedness to 33 1/3% of the Fund’s total net assets, including assets attributable to such leverage). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Stock unless, at the time of such declaration, this asset coverage test is satisfied. The Fund may (but is not required to) cover its commitments under reverse repurchase agreements, dollar rolls, derivatives and certain other instruments by the segregation of liquid assets, or by entering into offsetting transactions or owning positions covering its obligations. To the extent that certain of these instruments are so covered, they will not be considered “senior securities” under the 1940 Act and therefore will not be subject to the 1940 Act 300% asset coverage requirement otherwise applicable to forms of leverage used by the Fund. However, reverse repurchase agreements, dollar rolls and other such instruments, even if covered, may represent a form of economic leverage and create special risks. The use of these forms of leverage increases the volatility of the Fund’s investment portfolio and could result in larger losses to Common Stockholders than if these strategies were not used. See “Risk Factors—Leverage Risk.” To the extent that the Fund engages in borrowings, it may prepay a portion of the principal amount of the borrowing to the extent necessary in order to maintain the required asset coverage. Failure to maintain certain asset coverage requirements could result in an event of default.

In October 2020, the SEC adopted Rule 18f-4 under the 1940 Act, which regulates the ability of registered investment companies to use derivatives and other transactions that create future payment or delivery obligations. Under the newly adopted Rule 18f-4, a closed-end fund that is not a limited user of derivatives, as defined under the rule, generally must comply with an outer limit on fund leverage risk based on value-at-risk, or “VaR.” This outer limit is based on a relative VaR test that compares a fund’s VaR to the VaR of a “designated reference portfolio” for that fund. A fund generally can use either an index that meets certain requirements or the fund’s own securities portfolio (excluding derivatives transactions) as its designated reference portfolio. If a fund’s derivatives risk manager reasonably determines that a designated reference portfolio would not provide an appropriate reference portfolio for purposes of the relative VaR test, the fund would be required to comply with an absolute VaR test. A closed-end fund’s VaR is not permitted to exceed 250% of the VaR of the fund’s designated reference portfolio under the relative VaR test or 25% of the fund’s net assets under the absolute VaR test.

In addition, under the newly adopted rule, unless the Fund qualifies as a limited user of derivatives, it will need to implement a written derivatives risk management program. The program must include risk guidelines as well as stress testing, backtesting, internal reporting and escalation, and program review elements. A derivatives risk manager approved by the Fund’s board of directors will administer the program. The Fund’s derivatives risk manager will have to report to the Fund’s Board on the derivatives risk management program’s implementation and effectiveness to facilitate the Board’s oversight of the Fund’s derivatives risk management. Rule 18f-4 also provides that a fund will be permitted to engage in reverse repurchase agreements and similar financing transactions so long as the fund meets the asset coverage requirements under section 18; that is, the value of the Fund’s total assets less all liabilities and indebtedness not represented by senior securities (for these purposes, “total net assets”) is at least 300% of the senior securities representing indebtedness (effectively limiting the use of leverage through senior securities representing indebtedness to 33 1/3% of the Fund’s total net assets, including assets attributable to such leverage). Thus, if a fund also borrows from a bank or issues bonds, for example, these senior securities as well as the reverse repurchase agreement would be required to comply with the asset coverage requirements under the 1940 Act. This approach provides the same asset coverage requirements under section 18 for reverse repurchase agreements and similar financing transactions, bank borrowings, and other borrowings permitted under the 1940 Act. Notwithstanding the foregoing, the Fund also will be permitted to enter into these transactions by electing to treat reverse repurchase agreements as derivatives transactions under Rule 18f-4 and thus be subject to the

VaR thresholds applicable to closed-end funds. This alternative approach will permit the Fund to apply a consistent set of requirements to its derivatives transactions and any reverse repurchase agreements or similar financing transactions. The Fund will be required to implement and comply with new Rule 18f-4 by the third quarter of 2022.

The use of these forms of leverage increases the volatility of the Fund’s investment portfolio and could result in larger losses to Common Stockholders than if these strategies were not used. See “Risk Factors—Leverage Risk.” To the extent that the Fund engages in borrowings, it may prepay a portion of the principal amount of the borrowing to the extent necessary in order to maintain the required asset coverage. Failure to maintain certain asset coverage requirements could result in an event of default.

Leveraging is a speculative technique and there are special risks and costs involved. There can be no assurance that the Fund’s leveraging strategies will be successful or result in a higher yield on shares of Common Stock. When leverage is used, the net asset value and market price of the Common Stock and the yield to Common Stockholders will be more volatile. See “Risk Factors—Leverage Risk.” In addition, interest and other expenses borne by the Fund with respect to its use of reverse repurchase agreements, dollar rolls, borrowings or any other forms of leverage are borne by the Common Stockholders and result in a reduction of the net asset value of the Common Stock. In addition, because the fees received by the Adviser are based on the Managed Assets of the Fund, the Adviser has a financial incentive for the Fund to use certain forms of leverage (e.g., reverse repurchase agreements, dollar rolls, borrowings and preferred shares), which may create a conflict of interest between the Adviser and the Common Stockholders.

Leverage creates risks for holders of the shares of Common Stock, including the likelihood of greater volatility in the NAV and market price of, and distributions on, the shares of Common Stock. There is a risk that fluctuations in the distribution rates on any outstanding preferred shares or notes may adversely affect the return to the holders of the shares of Common Stock. If the income from the investments purchased with such funds is not sufficient to cover the cost of leverage, the return on the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to Common Stockholders will be reduced. The Fund in its reasonable judgment nevertheless may determine to maintain the Fund’s leveraged position if it deems such action to be appropriate in the circumstances.

Changes in the value of the Fund’s investment portfolio (including investments bought with the proceeds of leverage) will be borne entirely by the Fund and indirectly by the Fund’s Common Stockholders. If there is a net decrease (or increase) in the value of the Fund’s investment portfolio, the leverage will decrease (or increase) the NAV to a greater extent than if the Fund were not leveraged. The use of leverage by a Fund may magnify the Fund’s losses when there is a decrease in the value of the Fund investment and even totally eliminate the Fund’s equity in its portfolio or a Common Stockholder’s equity in the Fund. During periods in which the Fund is using leverage, the fees paid by the Fund for investment advisory services will be higher than if the Fund did not use leverage because the investment advisory fees paid will be calculated on the basis of the Fund’s Managed Assets which include proceeds from leverage. If preferred shares are used, holders of preferred shares will have rights to elect a minimum of two directors. This voting power may negatively affect Common Stockholders, and the interests of holders of preferred shares may otherwise differ from the interests of Common Stockholders. Any directors elected by preferred stockholders will represent both Common Stockholders as well as holders of preferred shares. Such directors may have a conflict of interest when the interests of Common Stockholders differ from those of holders of preferred shares.

Capital raised through leverage will be subject to distribution and/or interest payments, which may exceed the income and appreciation on the assets purchased. The issuance of preferred shares or notes involves expenses associated with the Offer and other costs and may limit the Fund’s freedom to pay distributions on shares of Common Stock or to engage in other activities. All costs of offering and servicing any of the leverage methods the Fund may use will be borne entirely by the Fund’s Common Stockholders. The interests of persons with whom the Fund enters into leverage arrangements (such as bank lenders, note holders and preferred stockholders) will not necessarily be aligned with the interests of the Fund’s Common Stockholders and such persons will have claims on the Fund’s assets that are senior to those of the Fund’s Common Stockholders. Leverage creates an opportunity for a greater return per share of Common Stock, but at the same time it is a speculative technique that will increase the Fund’s exposure to capital risk. Unless the income and appreciation, if any, on assets acquired with leverage exceeds the cost of such leverage, the use of leverage will diminish the investment performance of the Fund’s shares of Common Stock compared with what it would have been without leverage.

Any lender in connection with a credit facility may impose specific restrictions as a condition to borrowing. The credit facility fees may include, among other things, up front structuring fees and ongoing commitment fees (including fees on amounts undrawn on the facility) in addition to the traditional interest expense on amounts borrowed. The credit facility may involve a lien on the Fund’s assets. Similarly, to the extent the Fund issues preferred shares or notes, the Fund currently intends to seek a AAA or equivalent credit rating from one or more NRSROs on any preferred shares or notes it issues and the Fund may be subject to fees, covenants and investment restrictions required by the NRSRO as a result. Such covenants and restrictions imposed by a NRSRO or lender may include asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. It is not anticipated that these covenants or restrictions will significantly impede the Adviser in managing the Fund’s portfolio in accordance with its investment objective and policies. Nonetheless, if these covenants or guidelines are more restrictive than those imposed by the 1940 Act, the Fund may not be able to utilize as much leverage as it otherwise could have, which could reduce the Fund’s investment returns. In addition, the Fund expects that any notes or a credit facility/commercial paper program would contain covenants that, among other things, will likely impose geographic exposure limitations, credit quality minimums, liquidity minimums, concentration limitations and currency hedging requirements on the Fund. These covenants would also likely limit the Fund’s ability to pay distributions in certain circumstances, incur additional debt, change fundamental investment policies and engage in certain transactions, including mergers and consolidations. Such restrictions could cause the Adviser to make different investment decisions than if there were no such restrictions and could limit the ability of the Board and Common Stockholders to change fundamental investment policies.

The Fund must distribute in each taxable year at least 90% of its net investment income (including net interest income and net short-term gain) to qualify for the special tax treatment available to RICs. The Fund also will be required to distribute annually substantially all of its income and capital gain, if any, to avoid imposition of U.S. Federal income tax or a nondeductible 4% federal excise tax on undistributed income. Prohibitions on dividends and other distributions on the Fund’s shares of Common Stock could impair the Fund’s ability to qualify as a RIC under the Code.

If the Fund is precluded from making distributions on the shares of Common Stock because of any applicable asset coverage requirements, the terms of the preferred shares (if any) may provide that any amounts so precluded from being distributed, but required to be distributed for the Fund to meet the distribution requirements for qualification as a RIC will be paid to the holders of the preferred shares as a special distribution. This distribution can be expected to decrease the amount that holders of preferred shares would be entitled to receive upon redemption or liquidation of the shares.

If the Fund failed to qualify as a RIC or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be subject to U.S. federal income tax at regular corporate rates on its taxable income, including its net capital gain, even if such income were distributed to its stockholders, and all distributions out of earnings and profits would be taxed to stockholders as ordinary dividend income. Requalifying as a RIC could subject the Fund to significant tax costs. See “Tax Matters — Taxation of the Fund” in the SAI.

The Fund’s willingness to utilize leverage, and the amount of leverage the Fund will assume, will depend on many factors, the most important of which are market conditions and interest rates. Successful use of a leveraging strategy may depend on the Fund’s ability to predict correctly interest rates and market movements, and there is no assurance that a leveraging strategy will be successful during any period in which it is employed. Any leveraging of the Common Stock cannot be achieved until the proceeds resulting from the use of leverage have been invested in accordance with the Fund’s investment objective and policies.

The following table is designed to assist the investor in understanding the effects of leverage by illustrating the effect on the return to a holder of the Fund’s shares of Common Stock of leverage in the amount of approximately 33 1/3% of the Fund’s Managed Assets (i.e., 50% of its net assets attributable to the Fund’s Common Stock), assuming hypothetical annual returns of the Fund’s portfolio of minus 10% to plus 10%. As the table shows, leverage generally increases the return to holders of Common Stock when portfolio return is positive and greater than the cost of leverage and decreases the return when the portfolio return is negative or less than the cost of leverage. The figures appearing in the table are hypothetical and actual returns may be greater or less than those appearing in the table.

Assumed portfolio return (net of expenses)	(10)%	(5)%	0%	5%	10%
Corresponding share return	-13.33%	-6.67%	0.00%	6.67%	13.33%

Total return is composed of two elements — the dividends paid by the Fund (the amount of which is largely determined by the net investment income of the Fund) and gains or losses on the value of the securities the Fund owns. As required by SEC rules, the table above assumes that the Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0% the Fund must assume that the interest it receives on its investments is entirely offset by losses in the value of those investments.

Portfolio Composition

Mortgage-Backed and Other Asset-Backed Securities. The Fund may invest in mortgage pass-through securities, which represent interests in pools of mortgages. Payments of both principal and interest on the securities are generally made monthly, in effect “passing through” monthly payments made by borrowers on the residential or commercial mortgage loans that underlie the securities (net of any fees paid to the issuer or guarantor of the securities). Mortgage pass-through securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. The Fund may also invest in collateralized mortgage obligations (“CMOs”). CMOs are debt obligations collateralized by residential or commercial mortgage loans or residential or commercial mortgage pass-through securities. Interest and principal are generally paid monthly. CMOs may be collateralized by whole mortgage loans or private mortgage pass-through securities but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by the Government National Mortgage Association (Ginnie Mae), Federal Home Loan Mortgage Corporation (Freddie Mac) or Federal National Mortgage Corporation (Fannie Mae). The issuer of a series of CMOs may elect to be treated for tax purposes as a Real Estate Mortgage Investment Conduit. CMOs are structured into multiple classes, each bearing a different stated maturity. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes usually receive principal only after shorter classes have been retired. An investor may be partially protected against a sooner than desired return of principal because of the sequential payments. The Fund may invest in stripped MBS. Stripped MBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. In certain cases, one class will receive all of the interest (the interest only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on IOs is sensitive to the rate of principal prepayments (including prepayments) on the related underlying mortgage assets, and principal payments may have a material effect on yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IOs.

Collateralized Mortgage Obligations. A CMO is a debt obligation of a legal entity that is collateralized by mortgages and divided into classes. Similar to a bond, interest and prepaid principal is paid, in most cases, on a monthly basis. CMOs may be collateralized by whole mortgage loans or private mortgage bonds, but are generally collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC or FNMA and their income streams. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. The riskiest portion is the “equity” tranche which bears the bulk of defaults and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Actual maturity and average life will depend upon the pre-payment experience of the collateral. In the case of certain CMOs (known as “sequential pay” CMOs), payments of principal received from the pool of underlying mortgages, including prepayments, are applied to the classes of CMOs in the order of their respective final distribution dates. Thus, no payment of principal will be made to any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Commercial Mortgage-Backed Securities. CMBSs include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

CMO Residuals. CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing. The cash flow generated by the mortgage assets underlying a series of a CMO is applied first to make required payments of principal and interest on the CMO and second to pay the related administrative expenses and any management fee of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only (or IO) class of stripped mortgage-backed securities (described below). In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances the Fund may fail to recoup fully its initial investment in a CMO residual. CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. CMO residuals may, or pursuant to an exemption therefrom, may not, have been registered under the 1933 Act. CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability.

Adjustable Rate Mortgage-Backed Securities. ARMs have interest rates that reset at periodic intervals. Acquiring ARMs permits the Fund to participate in increases in prevailing current interest rates through periodic adjustments in the coupons of mortgages underlying the pool on which ARMs are based. Such ARMs generally have higher current yield and lower price fluctuations than is the case with more traditional fixed income debt securities of comparable rating and maturity. In addition, when prepayments of principal are made on the underlying mortgages during periods of rising interest rates, the Fund can reinvest the proceeds of such prepayments at rates higher than those at which they were previously invested. Mortgages underlying most ARMs, however, have limits on the allowable annual or lifetime increases that can be made in the interest rate that the mortgagor pays. Therefore, if current interest rates rise above such limits over the period of the limitation, the Fund, when holding an ARM, does not benefit from further increases in interest rates. Moreover, when interest rates are in excess of coupon rates (i.e., the rates being paid by mortgagors) of the mortgages, ARMs behave more like fixed income securities and less like adjustable-rate securities and are subject to the risks associated with fixed income securities. In addition, during periods of rising interest rates, increases in the coupon rate of adjustable-rate mortgages generally lag current market interest rates slightly, thereby creating the potential for capital depreciation on such securities.

Stripped Mortgage-Backed Securities. SMBSs are derivative multi-class mortgage securities. SMBSs may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing. SMBSs are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the IO class), while the other class will receive all of the principal (the principal-only or PO class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

Asset-Backed Securities. Asset-backed securities (“ABS”) are bonds backed by pools of loans or other receivables. ABS are created from many types of assets, including auto loans, credit card receivables, home equity loans and student loans. ABS are typically issued through special purpose vehicles that are bankruptcy remote from the issuer of the collateral. The credit quality of an ABS transaction depends on the performance of the underlying assets. To protect ABS investors from the possibility that some borrowers could miss payments or even default on their loans, ABS include various forms of credit enhancement. Some ABS, particularly home equity loan ABS, are subject to interest rate risk and prepayment risk. A change in interest can affect the pace of payments on the underlying loans, which in turn affects total return on the securities. ABS also carry credit or default risk. If many borrowers on the underlying loans default, losses could exceed the credit enhancement level and result in losses to investors in an ABS. In addition, ABS have structural risk due to a unique characteristic known as early amortization, or early payout, risk. Built into the structure of most ABS are triggers for early payout, designed to protect investors from losses. These triggers are unique to each transaction and can include a big rise in defaults on the underlying loans, a sharp drop in the credit enhancement level or even the bankruptcy of the originator. Once early amortization begins, all incoming loan payments (after expenses are paid) are used to pay investors as quickly as possible based upon a predetermined priority of payment. The Fund may invest in any tranche, including the equity tranche, of an ABS.

The Fund may invest in other types of asset-backed securities that are offered in the marketplace, including Enhanced Equipment Trust Certificates (“EETCs”). EETCs are typically issued by specially-created trusts established by airlines, railroads, or other transportation corporations. The proceeds of EETCs are used to purchase equipment, such as airplanes, railroad cars, or other equipment, which in turn serve as collateral for the related issue of the EETCs. The equipment generally is leased by the airline, railroad or other corporation, which makes rental payments to provide the projected cash flow for payments to EETC holders. Holders of EETCs must look to the collateral securing the certificates, typically together with a guarantee provided by the lessee corporation or its parent company for the payment of lease obligations, in the case of default in the payment of principal and interest on the EETCs.

Convertible Securities and Synthetic Convertible Securities. Convertible securities (i.e., debt securities that may be converted at either a stated price or stated rate into underlying shares of common stock) have general characteristics similar to both debt securities and equity securities. Although to a lesser extent than with debt obligations, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks and, therefore, also will react to variations in the general market for equity securities.

Convertible securities are investments that provide for a stable stream of income with generally higher yields than common stocks. There can be no assurance of current income because the issuers of the convertible securities may default on their obligations. Convertible securities, however, generally offer lower interest or dividend yields than non-convertible debt securities of similar credit quality because of the potential for equity-related capital appreciation. A convertible security, in addition to providing current income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock.

The Fund may invest in synthetic convertible securities, which are created through a combination of separate securities that possess the two principal characteristics of a traditional convertible security, that is, an income-producing component and the right to acquire a convertible component. The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred securities and money market instruments. The convertible component is achieved by purchasing warrants or options to buy common stock at a certain exercise price, or options on a stock index. The Fund may also purchase synthetic securities created by other parties, typically investment banks, including convertible structured notes. The income-producing and convertible components of a synthetic convertible security may be issued separately by different issuers and at different times. The values of synthetic convertible securities will respond differently to market fluctuations than a traditional convertible security because a synthetic convertible is composed of two or more separate securities or instruments, each with its own market value. Synthetic convertible securities are also subject to the risks associated with derivatives. See “Risks Factors—Derivatives Risk.” In addition, if the value of the underlying common stock or the level of the index involved in the convertible element falls below the strike price of the warrant or option, the warrant or option may lose all value.

Contingent Convertible Securities. Contingent convertible securities (“CoCos”) are a form of hybrid debt security issued primarily by non-U.S. issuers, which have loss absorption mechanisms built into their terms. CoCos have no stated maturity, have fully discretionary coupons and are typically issued in the form of subordinated debt instruments. CoCos generally either convert into equity of the issuer or have their principal written down upon the occurrence of certain triggering events (“triggers”) linked to regulatory capital thresholds or regulatory actions relating to the issuer’s continued viability. In certain scenarios, investors in CoCos may suffer a loss of capital ahead of equity holders or when equity holders do not. There is no guarantee that the Fund will receive a return of principal on CoCos. Any indication that an automatic write-down or conversion event may occur can be expected to have an adverse effect on the market price of CoCos. CoCos are often rated below investment grade and are subject to the risks of high yield securities.

Because CoCos are issued primarily by financial institutions, CoCos may present substantially increased risks at times of financial turmoil, which could affect financial institutions more than companies in other sectors and industries. Further, the value of an investment in CoCos is unpredictable and will be influenced by many factors and risks, including interest rate risk, credit risk, market risk and liquidity risk. An investment by the Fund in CoCos may result in losses to the Fund.

Some additional risks associated with CoCos include, but are not limited to:

•

Loss absorption risk. CoCos may be subject to an automatic write-down (i.e., the automatic write-down of the principal amount or value of the securities, potentially to zero, and the cancellation of the securities) under certain circumstances, which could result in the Fund losing a portion or all of its investment in such securities. In addition, the Fund may not have any rights with respect to repayment of the principal amount of the securities that has not become due or the payment of interest or dividends on such securities for any period from (and including) the interest or dividend payment date falling immediately prior to the occurrence of such automatic write-down. An automatic write-down could also result in a reduced income rate if the dividend or interest payment is based on the security’s par value. In addition, CoCos have fully discretionary coupons. This means coupons can potentially be cancelled at the issuer’s discretion or at the request of the relevant regulatory authority in order to help the issuer absorb losses and may be suspended in the event there are insufficient distributable reserves.

•

Subordinated instruments. CoCos will, in the majority of circumstances, be issued in the form of subordinated debt instruments in order to provide the appropriate regulatory capital treatment prior to a conversion. Accordingly, in the event of liquidation, dissolution or winding-up of an issuer prior to a conversion having occurred, the rights and claims of the holders of the CoCos, such as the Fund, against the issuer in respect of or arising under the terms of the CoCos shall generally rank junior to the claims of all holders of unsubordinated obligations of the issuer. In addition, if the CoCos are converted into the issuer’s underlying equity securities following a conversion event (i.e., a “trigger”), each holder will be subordinated due to their conversion from being the holder of a debt instrument to being the holder of an equity instrument.

•

Market value will fluctuate based on unpredictable factors. The trading behavior of a given issuer’s CoCos may be strongly impacted by the trading behavior of other issuers’ CoCos, such that negative information from an unrelated CoCo may cause a decline in value of one or more CoCos held by the Fund. Accordingly, the trading behavior of CoCos may not follow the trading behavior of other similarly structured securities. The value of CoCos is unpredictable and could be influenced by many factors including, without limitation: (i) the creditworthiness of the issuer and/or fluctuations in such issuer’s applicable capital ratios; (ii) supply and demand for the CoCos; (iii) general market conditions and available liquidity; and (iv) economic, financial and political events that affect the issuer, its particular market or the financial markets in general.

Investment Grade Corporate Bonds. The Fund may invest in debt instruments that are rated investment grade (Baa3 and above by Moody’s or BBB- and above by either S&P or Fitch). The Fund could lose money if the issuer or guarantor of a fixed income security (including a security purchased with securities lending collateral), or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise fulfill its obligations. The downgrade of the credit of a security held by the Fund may decrease its value. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. Measures such as average credit quality may not accurately reflect the true credit risk of the Fund. This is especially the case if the Fund consists of securities with widely varying credit ratings. Credit risk is greater to the extent the Fund uses leverage or derivatives in connection with the management of the Fund.

High Yield Securities. The Fund may invest in debt instruments that are rated below investment grade (below Baa3 by Moody’s or below BBB- by either S&P or Fitch) or unrated but determined by the Adviser to be of comparable quality. The Fund may invest in debt securities of stressed and distressed issuers, including securities that are in default. Below investment grade securities are commonly referred to as “high yield” securities or “junk bonds.” High yield securities involve a greater degree of risk (in particular, a greater risk of default) than, and special risks in addition to the risks associated with, investment grade debt obligations. While offering a greater potential opportunity for capital appreciation and higher yields, high yield securities typically entail greater potential price volatility and may be less liquid than higher-rated securities. High yield securities may be regarded as predominantly speculative with respect to the issuer’s continuing ability to make timely principal and interest payments. They also may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities. Debt securities in the lowest investment grade category also may be considered to possess some speculative characteristics by certain ratings agencies.

The market values of high yield securities tend to reflect individual developments of the issuer to a greater extent than do higher-quality securities, which tend to react mainly to fluctuations in the general level of interest rates. In addition, lower-quality debt securities tend to be more sensitive to general economic conditions. Certain emerging market governments that issue high yield securities in which the Fund may invest are among the largest debtors to commercial banks, foreign governments and supranational organizations, such as the World Bank, and may not be able or willing to make principal and/or interest payments as they come due.

Developed and Emerging Market Debt. The Fund may invest in foreign securities that may experience more rapid and extreme changes in value than the Fund that invests exclusively in securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect the Fund’s investments in a foreign country. In the event of nationalization, expropriation or other confiscation, the Fund could lose its entire investment in foreign securities. To the extent that the Fund invests a significant portion of its assets in a specific geographic region, the Fund will generally have more exposure to regional economic risks associated with foreign investments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Repurchase Agreements. The Fund may enter into repurchase agreements under the terms of a Master Repurchase Agreement (“MRA”). In a repurchase agreement transaction, the Fund will purchase a security from a counterparty who agrees to repurchase the same security at a mutually agreed upon date and price. The MRA permits the Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives securities as collateral with a market value in excess of the repurchase price. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund recognizes a liability with respect to such excess collateral to reflect the Fund’s obligation under bankruptcy law to return the excess to the counterparty.

Reverse Repurchase Agreements and Dollar Rolls. The Fund may use, among other things, reverse repurchase agreements and/or dollar rolls to add leverage to its portfolio. Under a reverse repurchase agreement, the Fund sells securities to a bank or broker dealer and agrees to repurchase the securities at a mutually agreed future date and price. A dollar roll is similar to a reverse repurchase agreement except that the counterparty with which the Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Fund, but only securities that are “substantially identical.” Generally, the effect of a reverse repurchase agreement or dollar roll transaction is that the Fund can recover and reinvest all or most of the cash invested in the portfolio securities involved during the term of the agreement and still be entitled to the returns associated with those portfolio securities, thereby resulting in a transaction similar to a borrowing and giving rise to leverage for the Fund. The Fund will incur interest expense as a cost of utilizing reverse repurchase agreements and dollar rolls. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

When-Issued, Delayed-Delivery, and Forward Commitment Transactions. The Fund may enter into when issued, delayed-delivery or forward commitment transactions in order to lock in the purchase price of the underlying security or to adjust the interest rate exposure of the Fund’s existing portfolio. In when-issued, delayed-delivery, or forward commitment transactions, the Fund commits to purchase particular securities, with payment and delivery to take place at a future date. Although the Fund does not pay for the securities or start earning interest on them until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. If the Fund’s counterparty fails to deliver a security purchased on a when issued, delayed-delivery or forward commitment basis, there may be a loss, and the Fund may have missed an opportunity to make an alternative investment.

Prior to settlement of these transactions, the value of the subject securities will fluctuate. In addition, because the Fund is not required to pay for when-issued, delayed-delivery or forward commitment securities until the delivery date, they may result in a form of leverage. To guard against this deemed leverage, the Fund monitors the obligations under these transactions and ensures that the Fund has sufficient liquid assets to cover them.

Securities Lending. The Fund may lend its securities to qualified brokers. The loans must be collateralized at all times primarily with cash although the Fund can accept money market instruments or U.S. Government Securities with a market value at least equal to the market value of the securities on loan. As with any extensions of credit, the Fund may bear the risk of delay in recovery or even loss of rights in the collateral if the borrowers of the securities fail financially. The Fund earns additional income for lending its securities by investing the cash collateral in short-term investments.

Derivatives. The Fund may, but is not required to, utilize various derivative strategies (both long and short positions) for investment purposes, leveraging purposes, or in an attempt to hedge against market, credit, interest rate, currency and other risks in the portfolio. The Fund may use various derivatives transactions to add leverage to its portfolio. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to, among others, individual debt instruments, interest rates, currencies or currency exchange rates, commodities and related indexes. Examples of derivative instruments that the Fund may use include, without limit, futures and forward contracts (including foreign currency exchange contracts), call and put options (including options on futures contracts), credit default swaps, total return swaps, basis swaps and other swap agreements. The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investment directly in securities and other more traditional investments. See “Risk Factors—Derivatives Risk.” There is no assurance that these derivative strategies will be available at any time or that the Adviser will determine to use them for the Fund or, if used, that the strategies will be successful. In addition, the Fund may be subject to certain restrictions on its use of derivative strategies imposed by guidelines of one or more rating agencies that may issue ratings for any preferred shares issued by the Fund.

Forward Foreign Currency Contracts. The Fund enters into forward foreign currency contracts as a hedge against fluctuations in foreign exchange rates. Forward foreign currency contracts are marked to market daily and the change in market value is recorded by the Fund as unrealized gains or losses in the Statement of Assets and Liabilities. When a contract is closed or delivery is taken, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the U.S. dollar.

Futures Contracts. The Fund seeks to manage a variety of different risks or obtain exposure through the use of futures contracts. The Fund may use index futures to hedge against broad market risks to its portfolio or to gain broad market exposure when it holds uninvested cash or as an inexpensive substitute for cash investments directly in securities or other assets. Securities index futures contracts are contracts to buy or sell units of a securities index at a specified future date at a price agreed upon when the contract is made and are settled in cash. Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Because futures contracts are exchange-traded, they typically have minimal exposure to counterparty risk. Parties to a futures contract are not required to post the entire notional amount of the contract, but rather a small percentage of that amount (by way of margin), both at the time they enter into futures transactions, and then on a daily basis if their positions decline in value; as a result, futures contracts are highly leveraged. Such payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Because futures markets are highly leveraged, they can be extremely volatile, and there can be no assurance that the pricing of a futures contract will correlate precisely with the pricing of the asset or index underlying it or the asset or liability of the Fund that is the subject of the hedge. It may not always be possible for the Fund to enter into a closing transaction with respect to a futures contract it has entered into at a favorable time or price. When the Fund enters into a futures transaction, it is subject to the risk that the value of the futures contract will move in a direction unfavorable to it.

When the Fund uses futures contracts for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part. When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Fund also utilizes treasury futures to help manage interest rate duration and credit market exposure.

Swap Agreements. The Fund may enter into swap agreements. Swap agreements are typically two-party contracts entered into primarily by institutional investors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index).

Interest rate swaps are agreements in which one party pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, a party may pay a fixed rate and receive a floating rate. In more complex swaps, the notional principal amount may decline (or amortize) over time. The Fund’s maximum risk of loss due to counterparty default is the discounted NAV of the cash flows paid to/received from the counterparty over the interest rate swap’s remaining life.

During the term of a swap transaction, changes in the value of the swap are recognized as unrealized gains or losses by marking to market to reflect the market value of the swap. When the swap is terminated, the Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the agreement. Upfront swap premium payments paid or received by the Fund, if any, are recorded within the value of the open swap agreement on the Fund’s statement of assets and liabilities and represent payments paid or received upon entering into the swap agreement to compensate for differences between stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, and other relevant factors). These upfront payments are recorded as realized gain or loss on the Fund’s statement of operations upon termination or maturity of the swap agreement.

During the term of a swap transaction, the periodic net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate, the change in market value of a specified security, basket of securities or index, or the return generated by a security. These periodic payments received or made by the Fund are recorded as realized gains and losses, respectively.

Securities of other investment companies. The Fund may invest its assets in securities of other open- and closed-end investment companies, to the extent permitted by the 1940 Act. As a stockholder in an investment company, the Fund will bear its ratable share of that investment company’s expenses, and will remain subject to payment of the Fund’s investment advisory and other fees and expenses with respect to assets so invested. Common Stockholders will therefore be subject to duplicative expenses to the extent that the Fund invests in other investment companies. Expenses will be taken into account when evaluating the merits of such investments. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to certain leverage risks. The NAV and market value of leveraged securities will be more volatile and the yield to stockholders will tend to fluctuate more than the yield generated by unleveraged securities. Investment companies may have investment policies that differ from those of the Fund.

Common Stocks and Other Equity Securities. The Fund may own and hold common stocks of operating companies in its portfolio from time to time in connection with a corporate action, or the restructuring of a debt instrument or through the conversion of a convertible security held by the Fund. For instance, in connection with the restructuring of a debt instrument, either outside of bankruptcy court or in the context of bankruptcy court proceedings, the Fund may determine or be required to accept common stocks or other equity securities in exchange for all or a portion of the debt instrument. Depending upon, among other things, the Adviser’s evaluation of the potential value of such securities in relation to the price that could be obtained by the Fund at any given time upon sale thereof, the Fund may determine to hold these equity securities in its portfolio.

Although common stocks and other equity securities have historically generated higher average returns than debt securities over the long term, they also have experienced significantly more volatility in those returns and in certain years have significantly underperformed relative to debt securities. An adverse event, such as an unfavorable earnings report, may depress the value of a particular equity security held by the Fund. Also, prices of common stocks and other equity securities are sensitive to general movements in the equity markets and a decline in those markets may depress the prices of the equity securities held by the Fund. The prices of equity securities fluctuate for many different reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market or when political or economic events affecting the issuer occur. In addition, prices of equity securities may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. The Fund may invest in common shares of pooled vehicles, such as those of other investment companies, and in common shares of REITS.

Short Sales. A short sale is a transaction in which the Fund sells a security or other instrument that it does not own in anticipation that the market price will decline. The Fund may use short sales for investment purposes or for hedging and risk management purposes. The Fund may also take short positions with respect to the performance of securities, indexes, interest rates, currencies and other assets or markets through the use of derivative or forward instruments. When the Fund engages in a short sale of a security, it must borrow the security sold short and deliver it to the counterparty. The Fund may have to pay a fee to borrow particular securities and would often be obligated to pay over any payments received on such borrowed securities. The Fund’s obligation to replace the borrowed security will be secured by collateral deposited with the Fund’s custodian in the name of the lender. The Fund may not receive any payments (including interest) on its collateral. Short sales expose the Fund to the risk that it will be required to cover its short position at a time when the securities have appreciated in value, thus resulting in a loss to the Fund. The Fund may engage in so-called “naked” short sales when it does not own or have the immediate right to acquire the security sold short at no additional cost, in which case the Fund’s losses theoretically could be unlimited. If the price of the security sold short increases between the time of the short sale and the time that the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and securities being hedged if the short sale is being used for hedging purposes. See “Risk Factors—Short Sales Risk.” See also “Risk Factors—Leverage Risk” The Fund may engage in short selling to the extent permitted by the 1940 Act and other federal securities laws.

Private placements and restricted securities. The Fund may invest in securities which are subject to restrictions on resale because they have not been registered under the Securities Act. These securities are generally referred to as private placements or restricted securities. Limitations on the resale of these securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration.

The Fund has no liquidity limitation or restriction; thus, some or all of the Fund’s investments may be in illiquid securities. At times, private placements or restricted securities, as well as other securities in which the Fund may invest, may be deemed illiquid. Investments in illiquid securities tend to restrict the Fund’s ability to dispose of instruments in a timely fashion and restrict the Fund’s ability to take advantage of market opportunities.

Commercial Paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by corporations such as banks or bank holding companies and finance companies. The rate of return on commercial paper may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

U.S. Government Securities. U.S. Government Securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of the Fund’s shares. Some U.S. Government Securities, such as Treasury bills, notes and bonds, and securities guaranteed by GNMA, are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of FNMA, are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. U.S. Government Securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Temporary Defensive Positions

During temporary defensive periods or in order to keep the Fund’s cash fully invested, including during the period when the net proceeds of the Offer are being invested, the Fund may deviate from its investment objective and principal investment strategy. During such periods, the Fund may invest all or a portion of its Managed Assets in certain short-term (less than one year to maturity) and medium-term (not greater than five years to maturity) debt securities or hold cash. The short-term and medium-term debt securities in which the Fund may invest consist of: (i) obligations of the U.S. government, its agencies or instrumentalities; (ii) bank deposits and bank obligations (including certificates of deposit, time deposits and bankers’ acceptances) of U.S. or foreign banks denominated in any currency; (iii) floating rate securities and other instruments denominated in any currency issued by various governments or international development agencies; (iv) finance company and corporate commercial paper and other short-term corporate debt obligations of U.S. or foreign corporations; (v) repurchase agreements with banks and broker-dealers with respect to such securities; and (vi) shares of money market funds.

RISK FACTORS

Investing in the Fund’s securities involves risk, including the risk that you may receive little or no return on your investment or that you may lose part or all of your investment. The net asset value and the market price of the Common Stock will fluctuate with and be affected by, among other things, various Risk Factors and its investments which are summarized below.

Dilution Risk

As a result of this Offer, it is anticipated that even if you fully exercise your Rights, you should expect to incur immediate economic dilution and, if you do not exercise all of your Rights, you will incur voting dilution. Further, both the sales load and the expenses associated with the Offer paid by the Fund will immediately reduce the NAV of each outstanding share of Common Stock. To the extent that the number of shares of Common Stock outstanding after the Offer will have increased proportionately more than the increase in the size of the Fund’s net assets, you will, at the completion of the Offer, experience immediate dilution of NAV. The percentage increase in Common Stock outstanding that will occur if all the Rights are exercised is [    ]%.

In addition, if the Subscription Price for the Offer is less than the Fund’s NAV of the shares of Common Stock as of the Expiration Date, you would experience additional immediate dilution of NAV as a result of the Offer. If the Subscription Price is substantially less than the current NAV at the expiration of the Offer, such dilution could be substantial. It is anticipated that the existing Common Stockholders will experience immediate dilution even if they fully exercise their Rights. In addition, whether or not you exercise your Rights, you will experience a dilution of NAV of the shares of Common Stock because you will indirectly bear the expenses of this Offer, which include, among other items, SEC registration fees, printing expenses and the fees assessed by service providers (including the cost of the Fund’s counsel and independent registered public accounting firm). This dilution of NAV will disproportionately affect Common Stockholders who do not exercise their Rights. cannot state precisely the amount of any decrease because the Fund does not know at this time how many shares of Common Stock will be subscribed for or what the NAV or market price of the Fund’s shares of Common Stock will be on the Expiration Date or what the Subscription Price will be. For example, based on the Fund’s NAV and market price on [    ], 2021, the Subscription Price would be less than NAV and there would be dilution. Assuming full exercise of the Rights being offered and that the NAV per share of Common Stock on the Expiration Date was $[    ] (the NAV per share of Common Stock as of [    ], 2021), it is estimated that the per share dilution resulting from the Offer, as of [    ], 2021, would be $[    ].

In addition to the economic dilution described above, if you do not exercise all of your Rights, you will incur voting dilution as a result of this Offer. This voting dilution will occur because you will own a smaller proportionate interest in the Fund after the Offer than you owned prior to the Offer.

The fact that the Rights are transferable may reduce the effects of dilution as a result of the Offer. Rights holders can transfer or sell their Rights. The cash received from the sale of Rights may be viewed as partial compensation for any possible dilution. There can be no assurances, however, that a market for the Rights will develop or that the Rights will have any value in that market.

Risks of Investing in Rights

Shares of closed-end funds such as the Fund frequently trade at a discount to NAV. Since inception, the Fund’s shares of Common Stock have traded at a discount in relation to NAV. See “Description of Common Stock.” If the Formula Price is less than [     ]% of NAV on the Expiration Date, then the Subscription Price will likely be greater than the market price of a share of Common Stock on that date. In addition, the Formula Price, even if above [    ]% of NAV, may still be above the market price of a share of Common Stock on the Expiration Date. If either event occurs, the Rights will have no value, and a person who exercises Rights will experience an immediate loss of value.

Increase in Share Price Volatility; Decrease in Share Price. The Offer may result in an increase in trading of the Common Stock, which may increase volatility in the market price of the shares of Common Stock. The Offer may result in an increase in the number of Common Stockholders wishing to sell their shares of Common Stock, which would exert downward price pressure on the price of the Common Stock.

Under-Subscription. It is possible that the Offer will not be fully subscribed. Under-subscription of the Offer would have an impact on the net proceeds of the Offer and whether the Fund achieves any benefits.

Market Discount Risk

As with any stock, the price of the Fund’s Common Stock will fluctuate with market conditions and other factors. If you sell your Common Stock, the price received may be more or less than your original investment. The shares of Common Stock are designed for long-term investors and should not be treated as a trading vehicle. Shares of closed-end management investment companies frequently trade at a discount from their net asset value.

Market Risk

The market price of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously.

Many countries have experienced outbreaks of infectious illnesses in recent decades, including swine flu, avian influenza, SARS, and most recently, COVID-19. In December 2019, an initial outbreak of the COVID-19 was reported in Wuhan City, Hubei Province, China. Since then, a large and growing number of cases have been confirmed around the world. COVID-19 has resulted in, among other things, closing borders, enhanced health screenings, disruptions to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and economic uncertainty. The impact of COVID-19, and other epidemics and pandemics that may arise in the future, has affected and may continue to affect the economies of many nations, individual companies and the global markets, including liquidity, in general in ways that cannot necessarily be foreseen at the present time.

Asset Allocation Risk

The Fund’s investment performance depends upon how its assets are allocated and reallocated. A principal risk of investing in the Fund is that the Adviser may make less than optimal or unsuccessful asset allocation decisions. The Adviser employs an active approach to allocation among multiple fixed-income sectors, but there is no guarantee that such allocation techniques will produce the desired results. It is possible that the Adviser will focus on an investment that underperforms other investments under various market conditions. You could lose money on your investment in the Fund as a result of these allocation decisions.

Issuer Risk

The value of securities may decline for a number of reasons that directly relate to the issuer, such as its financial strength, management performance, financial leverage and reduced demand for the issuer’s goods and services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Management Risk

The Fund is subject to management risk because it is an actively managed investment portfolio. The Adviser and the Fund’s portfolio managers will apply investment techniques and risk analysis in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results. Certain securities or other instruments in which the Fund seeks to invest may not be available in the quantities desired. In addition, regulatory restrictions, actual or potential conflicts of interest or other considerations may cause the Adviser to restrict or prohibit participation in certain investments. In such circumstances, the Adviser or a portfolio manager may determine to purchase other securities or instruments as substitutes. Such substitute securities or instruments may not perform as intended, which could result in losses to the Fund. To the extent the Fund employs strategies targeting perceived pricing inefficiencies, arbitrage strategies or similar strategies, it is subject to the risk that the pricing or valuation of the securities and instruments involved in such strategies may change unexpectedly, which may result in reduced returns or losses to the Fund. Additionally, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to the Adviser in connection with managing the Fund and may also adversely affect the ability of the Fund to achieve its investment objective. There also can be no assurance that all of the personnel of the Adviser will continue to be associated with the Adviser for any length of time. The loss of the services of one or more key employees of the Adviser could have an adverse impact on the Fund’s ability to realize its investment objective.

In addition, the Fund may rely on various third-party sources to calculate its net asset value. As a result, the Fund is subject to certain operational risks associated with reliance on service providers and service providers’ data sources. In particular, errors or systems failures and other technological issues may adversely impact the Fund’s calculations of its net asset value, and such net asset value calculation issues may result in inaccurately calculated net asset values, delays in net asset value calculation and/or the inability to calculate net asset values over extended periods. The Fund may be unable to recover any losses associated with such failures.

Interest Rate Risk

Generally, when market interest rates rise, the prices of debt obligations fall, and vice versa. Interest rate risk is the risk that debt obligations and other instruments in the Fund’s portfolio will decline in value because of increases in market interest rates. This risk may be particularly acute because market interest rates currently are near historical lows. The prices of long-term debt obligations generally fluctuate more than prices of short-term debt obligations as interest rates change. Because the Fund’s normal average portfolio duration range extends up to eight years (normally in the range of 0 to 8 years), as calculated by the Adviser, the Fund’s net asset value and market price per share of its Common Stock will tend to fluctuate more in response to changes in market interest rates than if the Fund invested mainly in short-term debt securities. During periods of rising interest rates, the average life of certain types of securities may be extended due to lower than expected rates of prepayments, which could cause the securities’ durations to extend and expose the securities to more price volatility. This may lock in a below market yield, increase the security’s duration and reduce the security’s value. In addition to directly affecting debt securities, rising interest rates may also have an adverse effect on the value of any equity securities held by the Fund. The Fund’s duration strategy may entail maintaining a negative average portfolio duration from time to time, which would potentially benefit the portfolio in an environment of rising market interest rates, but would generally adversely impact the portfolio in an environment of falling market interest rates. The Adviser may utilize certain strategies, including without limitation investments in structured notes or interest rate futures contracts or swap, cap, floor or collar transactions, for the purpose of reducing the interest rate sensitivity of the Fund’s portfolio, although there is no assurance that it will do so or that, if used, such strategies will be successful.

The Fund may invest in variable- and floating-rate debt instruments, which generally are less sensitive to interest rate changes than longer duration fixed-rate instruments, but may decline in value in response to rising interest rates if, for example, the rates at which they pay interest do not rise as much, or as quickly, as market interest rates in general. Conversely, variable- and floating-rate instruments generally will not increase in value if interest rates decline. The Fund also may invest in inverse floating-rate debt securities, which may decrease in value if interest rates increase, and which also may exhibit greater price volatility than fixed-rate debt obligations with similar credit quality. To the extent the Fund holds variable- or floating-rate instruments, a decrease (or, in the case of inverse floating-rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the net asset value of the Fund’s Common Stock.

In March 2020, the U.S. Federal Reserve made two emergency interest-rate cuts, moving short-term rates to near zero, issued forward guidance that rates will remain low until the economy weathers the COVID-19 crisis, and resumed quantitative easing. Additionally, Congress approved a $2 trillion stimulus package to offset the severity and duration of a potential COVID-19-related recession and is currently discussing additional stimulus spending. Dozens of central banks across Europe, Asia, and elsewhere have announced similar economic relief packages.

Credit Risk

The Fund could lose money if the issuer or guarantor of a fixed income security (including a security purchased with securities lending collateral), or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise fulfil its obligations. The downgrade of the credit of a security held by the Fund may decrease its value. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. Measures such as average credit quality may not accurately reflect the true credit risk of the Fund. This is especially the case if the Fund consists of securities with widely varying credit ratings. Credit risk is greater to the extent the Fund uses leverage or derivatives in connection with the management of the Fund.

Mortgage-Related and Other Asset-Backed Securities Risk

The Fund may invest in a variety of mortgage-related and other asset-backed securities issued by government agencies or other governmental entities or by private originators or issuers.

The mortgage-related securities in which the Fund may invest include, without limitation, mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial or residential mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The Fund may also invest in other types of asset-backed securities, including collateralized loan obligations (“CLOs”) and less frequently in other types of collateralized debt obligations (“CDOs”), including collateralized bond obligations (“CBOs”) and other similarly structured securities.

Mortgage-related and other asset-backed securities often involve risks that are different from or more acute than risks associated with other types of debt instruments. For instance, these securities may be particularly sensitive to changes in prevailing interest rates. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates, and may reduce the market value of the securities. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk—the risk that borrowers may pay off their mortgages sooner than expected, particularly when interest rates decline. This can reduce the Fund’s returns because the Fund may have to reinvest that money at lower prevailing interest rates. For instance, the Fund may invest in stripped mortgage-backed securities with respect to which one class receives all of the interest from the mortgage assets (the interest-only, or “IO” class), while the other class receives all of the principal (the principal-only, or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity from these investments.

The Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with their structure and the nature of the assets underlying the security and the servicing of those assets. For instance, certain CDOs in which the Fund may invest are backed by pools of high-risk, below investment grade debt securities and may involve substantial credit and other risks.

Due to their often complicated structures, various mortgage-related and asset-backed securities may be difficult to value and may constitute illiquid investments.

The values of mortgage-related and other asset-backed securities may be substantially dependent on the servicing of the underlying asset pools, and are therefore subject to risks associated with the negligence by, or defalcation of, their servicers. Furthermore, debtors may be entitled to the protection of a number of state and federal consumer credit laws with respect to these securities, which may give the debtor the right to avoid or reduce payment.

Investments in mortgage-related and other asset-backed securities may involve particularly high levels of risk under current market conditions.

High Yield Securities Risk

In general, lower rated debt securities carry a greater degree of risk that the issuer will lose its ability to make interest and principal payments, which could have a negative effect on the net asset value of the Fund’s Common Stock or Common Stock dividends. Securities of below investment grade quality are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal, and are commonly referred to as “high yield” securities or “junk bonds.” High yield securities involve a greater risk of default and their prices are generally more volatile and sensitive to actual or perceived negative developments, such as a decline in the issuer’s revenues or revenues of underlying borrowers or a general economic downturn, than are the prices of higher grade securities. Debt securities in the lowest investment grade category also may be considered to possess some speculative characteristics by certain rating agencies. The Fund may purchase stressed and distressed securities, including securities that are in default or the issuers of which are in bankruptcy, which involve heightened risks. See “Risk Factors—Stressed, Distressed and Defaulted Securities Risk.” An economic downturn could severely affect the ability of issuers (particularly those that are highly leveraged) to service their debt obligations or to repay their obligations upon maturity. Lower-rated securities are generally less liquid than higher-rated securities, which may have an adverse effect on the Fund’s ability to dispose of a particular security. For example, under adverse market or economic conditions, the secondary market for below investment grade securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and certain securities in the Fund’s portfolio may become illiquid or less liquid. As a result, the Fund could find it more difficult to sell these securities or may be able to sell these securities only at prices lower than if such securities were widely traded. See “Risk Factors—Liquidity Risk.” To the extent the Fund focuses on below investment grade debt obligations, the Adviser’s capabilities in analyzing credit quality and associated risks will be particularly important, and there can be no assurance that the Adviser will be successful in this regard. Due to the risks involved in investing in high yield securities, an investment in the Fund should be considered speculative.

The Fund’s credit quality policies, if any, apply only at the time a security is purchased, and the Fund is not required to dispose of a security in the event that a rating agency or the Adviser downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell such a security, the Adviser may consider factors including, but not limited to, the Adviser’s assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other rating agencies. Analysis of creditworthiness may be more complex for issuers of high yield securities than for issuers of higher quality debt securities.

Stressed, Distressed and Defaulted Securities Risk

As noted above, the Fund may invest in the debt securities of financially stressed or distressed issuers, including those that are in default or the issuers of which are in bankruptcy. Investments in the securities of financially stressed or distressed issuers involve substantial risks. These securities may present a substantial risk of default or may be in default at the time of investment. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to an investment, the Fund may lose its entire investment or may be required to accept cash or securities with a value substantially less than its original investment. Among the risks inherent in investments in a troubled issuer is that it frequently may be difficult to obtain information as to the true financial condition of such issuer. The Adviser’s judgments about the credit quality of a financially stressed or distressed issuer and the relative value of its securities may prove to be wrong.

Inflation-Indexed Security Risk

Inflation-indexed debt securities are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the value of an inflation-indexed security, including Treasury Inflation-Protected Securities (“TIPS”), tends to decrease when real interest rates increase and can increase when real interest rates decrease. Thus generally, during periods of rising inflation, the value of inflation-indexed securities will tend to increase and during periods of deflation, their value will tend to decrease. Interest payments on inflation-indexed securities are unpredictable and will fluctuate as the principal and interest are adjusted for inflation. There can be no assurance that the inflation index used (i.e., the Consumer Price Index for All Urban Consumers (“CPI”)) will accurately measure the real rate of inflation in the prices of goods and services. Increases in the principal value of TIPS due to inflation are considered taxable ordinary income for the amount of the increase in the calendar year. Any increase in the principal amount of an inflation-indexed debt security will be considered taxable ordinary income, even though the Fund will not receive the principal until maturity. In order to receive the special treatment accorded to RICs and their stockholders under the Code and to avoid U.S. federal income and/or excise taxes at the Fund level, the Fund may be required to distribute this income to stockholders in the tax year in which the income is recognized (without a corresponding receipt of cash). Therefore, the Fund may be required to pay out as an income distribution in any such tax year an amount greater than the total amount of cash income the Fund actually received, and to sell portfolio securities, including at potentially disadvantageous times or prices, to obtain cash needed for these income distributions. Additionally, a CPI swap can potentially lose value if the realized rate of inflation over the life of the swap is less than the fixed market implied inflation rate (fixed breakeven rate) that the investor agrees to pay at the initiation of the swap. With municipal inflation-indexed securities, the inflation adjustment is integrated into the coupon payment. For municipal inflation-indexed securities, there is no adjustment to the principal value. Because municipal inflation-indexed securities are a small component of the municipal bond market, they may be less liquid than conventional municipal bonds.

Senior Debt Risk

Because the Fund may invest in below investment-grade senior debt, the Fund may be subject to greater levels of credit risk than funds that do not invest in such debt. The Fund may also be subject to greater levels of liquidity risk than funds that do not invest in senior debt. Restrictions on transfers in loan agreements, a lack of publicly available information and other factors may, in certain instances, make senior debt more difficult to sell at an advantageous time or price than other types of securities or instruments. Additionally, if the issuer of senior debt prepays, the Fund will have to consider reinvesting the proceeds in other senior debt or similar instruments that may pay lower interest rates.

Reinvestment Risk

Income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called debt obligations at market interest rates that are below the portfolio’s current earnings rate. For instance, during periods of declining interest rates, an issuer of debt obligations may exercise an option to redeem securities prior to maturity, forcing the Fund to invest in lower-yielding securities. The Fund also may choose to sell higher yielding portfolio securities and to purchase lower yielding securities to achieve greater portfolio diversification, because the portfolio managers believe the current holdings are overvalued or for other investment-related reasons. A decline in income received by the Fund from its investments is likely to have a negative effect on dividend levels and the market price, net asset value and/or overall return of the Common Stock. As the average maturity of the Fund’s portfolio shortens, the Fund will reinvest in shorter maturity securities at market interest rates that may be lower than at the time of initial investment. As a result, the Fund’s income and distributions may decline over the term of the Fund.

Foreign Investment Risk

The Fund may invest without limit in securities of foreign (non-U.S.) issuers and securities traded principally outside of the United States. The Fund’s investments in and exposure to foreign securities involve special risks.

For example, the value of these investments may decline in response to unfavorable political and legal developments, unreliable or untimely information or economic and financial instability. Foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. issuers. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting, auditing and custody standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or other confiscation, currency blockage, political changes or diplomatic developments could adversely affect the Fund’s investments in foreign securities. In the event of nationalization, expropriation or other confiscation, the Fund could lose its entire investment in foreign securities. To the extent that the Fund invests a significant portion of its assets in a particular foreign country or a concentrated geographic area (such as Europe, Asia or South America), the Fund will generally have more exposure to regional economic risks associated with foreign investments. Also, adverse conditions in a certain region can adversely affect securities from other countries whose economies appear to be unrelated. The costs of investing in foreign countries frequently are higher than the costs of investing in the United States. Additionally, investments in securities of foreign issuers may be denominated in foreign currencies, subjecting the Fund to foreign currency risk. See “Risk Factors—Foreign Currency Risk.”

Foreign Currency Risk

The Fund may engage in practices and strategies that will result in exposure to fluctuations in foreign exchange rates, in which case the Fund will be subject to foreign currency risk. The Fund’s Common Stock is priced in U.S. dollars and the distributions paid by the Fund to Common Stockholders are paid in U.S. dollars. However, a substantial portion of the Fund’s assets may be denominated in foreign (non-U.S.) currencies and income received by the Fund from many foreign debt obligations will be paid in foreign currencies. The Fund may also invest in or gain exposure to foreign currencies themselves in order to gain local currency exposure with respect to foreign instruments denominated in other currencies or for other investment or hedging purposes.

The Fund’s investments in or exposure to foreign currencies or in securities or instruments that trade, or receive revenues, in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions (if utilized), that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, rates of inflation, balance of payments and governmental surpluses or deficits, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad. These fluctuations may have a significant adverse impact on the value of the Fund’s portfolio and/or the level of Fund distributions made to Common Stockholders. As noted above, the Fund may (but is not required to) seek exposure to foreign currencies, or attempt to hedge exposure to reduce the risk of loss due to fluctuations in currency exchange rates relative to the U.S. dollar. There is no assurance, however, that these strategies will be available or will be used by the Fund or, if used, that they will be successful.

Redenomination Risk

Continuing uncertainty as to the status of the euro and the EMU has created significant volatility in currency and financial markets generally. Any partial or complete dissolution of the EMU could have significant adverse effects on currency and financial markets, and on the values of the Fund’s portfolio investments. If one or more EMU countries were to stop using the euro as its primary currency, the Fund’s investments in such countries may be redenominated into a different or newly adopted currency. As a result, the value of those investments could decline significantly and unpredictably. In addition, securities or other investments that are redenominated may be subject to foreign currency risk, liquidity risk and valuation risk to a greater extent than similar investments currently denominated in euros. See “Risk Factors—Foreign Currency Risk,” “Risk Factors—Liquidity Risk” and “Risk Factors—Valuation Risk.” To the extent a currency used for redenomination purposes is not specified in respect of certain EMU-related investments, or should the euro cease to be used entirely, the currency in which such investments are denominated may be unclear, making such investments particularly difficult to value or dispose of. The Fund may incur additional expenses to the extent it is required to seek judicial or other clarification of the denomination or value of such securities. There can be no assurance that if the Fund earns income or capital gains in a non-U.S. country or the Adviser otherwise seeks to withdraw the Fund’s investments from a given country, capital controls imposed by such country will not prevent, or cause significant expense in doing so.

U.S. Government Securities Risk

The Fund may invest in debt securities issued or guaranteed by agencies, instrumentalities and sponsored enterprises of the U.S. Government. Some U.S. Government Securities, such as U.S. Treasury bills, notes and bonds, and mortgage-related securities guaranteed by the Government National Mortgage Association (“GNMA”), are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Banks (“FHLBs”) or the Federal Home Loan Mortgage Corporation (“FHLMC”), are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association (“FNMA”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others are supported only by the credit of the issuing agency, instrumentality or corporation. Although legislation has been enacted to support certain government sponsored entities, including the FHLBs, FHLMC and FNMA, there is no assurance that the obligations of such entities will be satisfied in full, or that such obligations will not decrease in value or default. It is difficult, if not impossible, to predict the future political, regulatory or economic changes that could impact the government sponsored entities and the values of their related securities or obligations. In addition, certain governmental entities, including FNMA and FHLMC, have been subject to regulatory scrutiny regarding their accounting policies and practices and other concerns that may result in legislation, changes in regulatory oversight and/or other consequences that could adversely affect the credit quality, availability or investment character of securities issued by these entities.

U.S. Government debt securities generally involve lower levels of credit risk than other types of debt securities of similar maturities, although, as a result, the yields available from U.S. Government debt securities are generally lower than the yields available from such other securities. Like other debt securities, the values of U.S. Government Securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the Fund’s NAV.

Foreign Government Securities Risk

The Fund’s investments in debt obligations of foreign governments or their sub-divisions, agencies and government sponsored enterprises and obligations of international agencies and supranational entities (together “Foreign Government Securities”) can involve a high degree of risk. The foreign governmental entity that controls the repayment of debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy toward the International Monetary Fund and the political constraints to which a governmental entity may be subject. Foreign governmental entities also may be dependent on expected disbursements from other governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on the implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the foreign governmental entity, which may further impair such debtor’s ability or willingness to timely service its debts. Consequently, foreign governmental entities may default on their debt. Holders of Foreign Government Securities may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In the event of a default by a governmental entity, there may be few or no effective legal remedies for collecting on such debt. These risks are particularly severe with respect to the Fund’s investments in Foreign Government Securities of emerging market countries. Among other risks, if the Fund’s investments in Foreign Government Securities issued by an emerging market country need to be liquidated quickly, the Fund could sustain significant transaction costs. Also, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth, and which may in turn diminish the value of the Fund’s holdings in emerging market Foreign Government Securities and the currencies in which they are denominated and/or pay revenues.

Convertible Securities Risk

Convertible securities are fixed income securities, preferred securities or other securities that are convertible into or exercisable for common stock of the issuer (or cash or securities of equivalent value) at either a stated price or a stated rate. The market values of convertible securities may decline as interest rates increase and, conversely, may increase as interest rates decline. A convertible security’s market value, however, tends to reflect the market price of the common stock of the issuing company when that stock price approaches or is greater than the convertible security’s “conversion price.” The conversion price is defined as the predetermined price at which the convertible security could be exchanged for the associated stock. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security. Thus, it may not decline in price to the same extent as the underlying common stock. In the event of a liquidation of the issuing company, holders of convertible securities may be paid before the company’s common stockholders but after holders of any senior debt obligations of the company. Consequently, the issuer’s convertible securities generally entail less risk than its common stock but more risk than its debt obligations. Convertible securities are often rated below investment grade or not rated because they fall below debt obligations and just above common equity in order of preference or priority on the issuer’s balance sheet. See “Risks Factors—High Yield Securities Risk.”

Synthetic Convertible Securities Risk

The Fund may invest in synthetic convertible securities, which are created through a combination of separate securities that possess the two principal characteristics of a traditional convertible security, i.e., an income-producing security (“income-producing component”) and the right to acquire an equity security (“convertible component”). The values of synthetic convertible securities will respond differently to market fluctuations than a traditional convertible security because a synthetic convertible is composed of two or more separate securities or instruments, each with its own market value. Synthetic convertible securities are also subject to the risks associated with derivatives. See “Risks Factors—Derivatives Risk.” In addition, if the value of the underlying common stock or the level of the index involved in the convertible element falls below the strike price of the warrant or option, the warrant or option may lose all value.

Contingent Convertible Securities Risk

The risks of investing in CoCos include, without limitation, the risk that interest payments will be cancelled by the issuer or a regulatory authority, the risk of ranking junior to other creditors in the event of a liquidation or other bankruptcy-related event as a result of holding subordinated debt, the risk of the Fund’s investment becoming further subordinated as a result of conversion from debt to equity, the risk that the principal amount due can be written down to a lesser amount, and the general risks applicable to fixed income investments, including interest rate risk, credit risk, market risk and liquidity risk, any of which could result in losses to the Fund. CoCos may experience a loss absorption mechanism trigger event, which would likely be the result of, or related to, the deterioration of the issuer’s financial condition (e.g., a decrease in the issuer’s capital ratio) and status as a going concern. In such a case, with respect to CoCos that provide for conversion into common stock upon the occurrence of the trigger event, the market price of the issuer’s common stock received by the Fund will have likely declined, perhaps substantially, and may continue to decline, which may adversely affect the Fund’s NAV.

Valuation Risk

When market quotations are not readily available or are deemed to be unreliable, the Fund values its investments at fair value as determined in good faith pursuant to policies and procedures approved by the Board of Directors. See “Net Asset Value.” Fair value pricing may require subjective determinations about the value of a security or other asset. As a result, there can be no assurance that fair value pricing will result in adjustments to the prices of securities or other assets, or that fair value pricing will reflect actual market value, and it is possible that the fair value determined for a security or other asset will be materially different from quoted or published prices, from the prices used by others for the same security or other asset and/or from the value that actually could be or is realized upon the sale of that security or other asset.

Leverage Risk

The Fund’s use of leverage creates the opportunity for increased Common Stock net income, but also creates special risks for Common Stockholders. To the extent used, there is no assurance that the Fund’s leveraging strategies will be successful. Leverage is a speculative technique that may expose the Fund to greater risk and increased costs. The net proceeds that the Fund obtains from its use of reverse repurchase agreements, dollar rolls and/or borrowings (as well as from any future issuance of preferred shares) will be invested in accordance with the Fund’s investment objective and policies as described in this prospectus. It is anticipated that interest expense payable by the Fund with respect to its reverse repurchase agreements, dollar rolls and borrowings (or dividends payable with respect to any outstanding preferred shares) will generally be based on shorter-term interest rates that would be periodically reset. So long as the Fund’s portfolio investments provide a higher rate of return (net of applicable Fund expenses) than the interest expenses and other costs to the Fund of such leverage, the investment of the proceeds thereof will generate more income than will be needed to pay the costs of the leverage. If so, and all other things being equal, the excess may be used to pay higher dividends to Common Stockholders than if the Fund were not so leveraged. If, however, shorter-term interest rates rise relative to the rate of return on the Fund’s portfolio, the interest and other costs to the Fund of leverage (including interest expenses on reverse repurchase agreements, dollar rolls and borrowings and the dividend rate on any outstanding preferred shares) could exceed the rate of return on the debt obligations and other investments held by the Fund, thereby reducing return to Common Stockholders. In addition, fees and expenses of any form of leverage used by the Fund will be borne entirely by the Common Stockholders (and not by preferred stockholders, if any) and will reduce the investment return of the Common Stock. Therefore, there can be no assurance that the Fund’s use of leverage will result in a higher yield on the Common Stock, and it may result in losses. In addition, any preferred shares issued by the Fund are expected to pay cumulative dividends, which may tend to increase leverage risk.

Leverage creates several major types of risks for Common Stockholders, including:

•	the likelihood of greater volatility of net asset value and market price of Common Stock, and of the investment return to Common Stockholders, than a comparable portfolio without leverage;

•

the possibility either that Common Stock dividends will fall if the interest and other costs of leverage rise, or that dividends paid on shares of Common Stock will fluctuate because such costs vary over time; and

•

the effects of leverage in a declining market or a rising interest rate environment, as leverage is likely to cause a greater decline in the net asset value of the Common Stock than if the Fund were not leveraged and may result in a greater decline the market value of the Common Stock.

In addition, the counterparties to the Fund’s leveraging transactions and any preferred stockholders of the Fund will have priority of payment over the Fund’s Common Stockholders.

The use by the Fund of reverse repurchase agreements and dollar rolls to obtain leverage also involves special risks. For instance, the market value of the securities that the Fund is obligated to repurchase under a reverse repurchase agreement or dollar roll may decline below the repurchase price.

In addition to reverse repurchase agreements, dollar rolls and/or borrowings (or a future issuance of preferred shares), the Fund may engage in other transactions that may give rise to a form of leverage including, among others, futures and forward contracts (including foreign currency exchange contracts), credit default swaps, total return swaps, basis swaps and other derivative transactions, loans of portfolio securities, short sales and when-issued, delayed delivery and forward commitment transactions). The Fund’s use of such transactions gives rise to associated leverage risks described above, and may adversely affect the Fund’s income, distributions and total returns to Common Stockholders. The Fund manages some of its derivative positions by segregating an amount of cash or liquid securities equal to the face value or the market value, as applicable, of those positions. See “Risk Factors—Segregation and Coverage Risk.” The Fund may also offset derivatives positions against one another or against other assets to manage effective market exposure resulting from derivatives in its portfolio. To the extent that any offsetting positions do not behave in relation to one another as expected, the Fund may perform as if it is leveraged through use of these derivative strategies.

The recently adopted Rule 18f-4 under the 1940 Act relating to registered investment companies’ use of derivatives and related instruments could potentially require the Fund to use less leverage in other forms, such as borrowings, which could adversely affect the value or performance of the Fund and its Common Stock and/or distribution rate.

Because the fees received by the Adviser are based on the total Managed Assets of the Fund, the Adviser has a financial incentive for the Fund to use certain forms of leverage (e.g., reverse repurchase agreements, dollar rolls and other borrowings) or to issue preferred shares, which may create a conflict of interest between the Adviser, on the one hand, and the Common Stockholders, on the other hand.

Segregation and Coverage Risk

Certain portfolio management techniques, such as, among other things, using reverse repurchase agreements or dollar rolls, purchasing securities on a when-issued or delayed delivery basis, entering into swap agreements, futures contracts or other derivative transactions, or engaging in short sales, may be considered senior securities unless steps are taken to segregate the Fund’s assets or otherwise cover its obligations. To avoid having these instruments considered senior securities, the Fund may segregate liquid assets with a value equal (on a daily mark-to-market basis) to its obligations under these types of leveraged transactions, enter into offsetting transactions or otherwise cover such transactions. The Fund may be unable to use such segregated assets for certain other purposes, which could result in the Fund earning a lower return on its portfolio than it might otherwise earn if it did not have to segregate those assets in respect of or otherwise cover such portfolio positions. To the extent the Fund’s assets are segregated or committed as cover, it could limit the Fund’s investment flexibility. Segregating assets and covering positions will not limit or offset losses on related positions.

Derivatives Risk

The Fund may utilize a variety of derivative instruments (both long and short positions) for investment or risk management purposes. The Fund may use derivatives to gain exposure to securities markets in which it may invest (e.g., pending investment of the proceeds of this offering in individual securities, as well as on an ongoing basis). The Fund may also use derivatives to add leverage to its portfolio. See “Risk Factors—Leverage Risk.” Derivatives transactions that the Fund may utilize include, but are not limited to, purchases or sales of futures and forward contracts (including foreign currency exchange contracts), call and put options, credit default swaps, total return swaps, basis swaps and other swap agreements. The Fund may also have exposure to derivatives, such as interest rate or credit-default swaps, through investment in credit-linked trust certificates and other securities issued by special purpose or structured vehicles. The Fund’s use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this prospectus, such as liquidity risk, interest rate risk, issuer risk, credit risk, leveraging risk, counterparty risk, management risk and, if applicable, smaller company risk. See “Risk Factors—Segregation and Coverage Risk.” They also involve the risk of mispricing or improper valuation, the risk of unfavorable or ambiguous documentation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. If the Fund invests in a derivative instrument, it could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. The Fund’s use of derivatives also may increase the amount and affect the character and/or timing of taxes payable by Common Stockholders.

The regulation of the derivatives markets has increased over the past several years, and additional future regulation of the derivatives markets may make derivatives more costly, may limit the availability or reduce the liquidity of derivatives, or may otherwise adversely affect the value or performance of derivatives. For instance, in October 2020, the SEC adopted Rule 18f-4, which regulates the ability of registered investment companies to use derivatives and other transactions that create future payment or delivery obligations. Under the newly adopted Rule 18f-4, closed-end funds that use derivatives will be subject to VaR leverage limit, a derivatives risk management program and testing requirements and requirements related to board reporting. In addition, once implemented, Rule 18f-4 will impose limits on the amount of derivatives transactions a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities so that a failure to comply with the limits would result in a statutory violation. These new requirements will apply unless a closed-end fund qualifies as a “limited derivatives user,” as defined under the rule. The Fund will be required to implement and comply with new Rule 18f-4 by, approximately, the third quarter of 2022. Collectively, once implemented, these requirements may limit the Fund’s ability to use derivatives and/or enter into certain other financial contracts.

Credit Default Swaps Risk

Credit default swap agreements may involve greater risks than if the Fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller (if any), coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. When the Fund acts as a seller of a credit default swap, it is exposed to many of the same risks of leverage described herein since if an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation. See “Risk Factors—Leverage Risk.”

The market for credit default swaps has become more volatile in recent years as the creditworthiness of certain counterparties has been questioned and/or downgraded. The Fund will be subject to credit risk with respect to the counterparties to the credit default swap contract (whether a clearing corporation in the case of a cleared credit default swap or another third party in the case of an uncleared credit default swap). If a counterparty’s credit becomes significantly impaired, multiple requests for collateral posting in a short period of time could increase the risk that the Fund may not receive adequate collateral.

Counterparty Risk

The Fund will be subject to credit risk with respect to the counterparties to the derivative contracts and other instruments entered into by the Fund or held by special purpose or structured vehicles in which the Fund invests. In the event that the Fund enters into a derivative transaction with a counterparty that subsequently becomes insolvent or becomes the subject of a bankruptcy case, the derivative transaction may be terminated in accordance with its terms and the Fund’s ability to realize its rights under the derivative instrument and its ability to distribute the proceeds could be adversely affected. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery (including recovery of any collateral it has provided to the counterparty) in a dissolution, assignment for the benefit of creditors, liquidation, winding-up, bankruptcy, or other analogous proceeding. In addition, in the event of the insolvency of a counterparty to a derivative transaction, the derivative transaction would typically be terminated at its fair market value. If the Fund is owed this fair market value in the termination of the derivative transaction and its claim is unsecured, the Fund will be treated as a general creditor of such counterparty, and will not have any claim with respect to any underlying security or asset. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Equity Securities and Related Market Risk

Subject to the Fund’s investment policies, the Fund may hold common stocks and other equity securities from time to time, including without limitation those it has received through the conversion of a convertible security held by the Fund or in connection with the restructuring of a debt security. The market price of common stocks and other equity securities may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally, particular industries represented in those markets, or the issuer itself. See “Risk Factors —Issuer Risk.” The values of equity securities may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than bonds and other debt securities.

Preferred Securities Risk

In addition to equity securities risk (see “Risk Factors—Equity Securities and Related Market Risk”), credit risk (see “Risk Factors—Credit Risk”) and possibly high yield securities risk (see “Risk Factors—High Yield Securities Risk”), investment in preferred securities involves certain other risks. Certain preferred securities contain provisions that allow an issuer under certain conditions to skip or defer distributions. If the Fund owns a preferred security that is deferring its distribution, the Fund may be required to include the amount of the deferred distribution in its taxable income for tax purposes despite the fact that it does not currently receive such amount. In order to receive the special treatment accorded to RICs and their stockholders under the Code and to avoid U.S. federal income and/or excise taxes at the Fund level, the Fund may be required to distribute this income to stockholders in the tax year in which the income is recognized (without a corresponding receipt of cash). Therefore, the Fund may be required to pay out as an income distribution in any such tax year an amount greater than the total amount of cash income the Fund actually received, and to sell portfolio securities, including at potentially disadvantageous times or prices, to obtain cash needed for these income distributions. Preferred securities often are subject to legal provisions that allow for redemption in the event of certain tax or legal changes or at the issuer’s call. In the event of redemption, the Fund may not be able to reinvest the proceeds at comparable rates of return. Preferred securities are subordinated to bonds and other debt securities in an issuer’s capital structure in terms of priority for corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt securities. Preferred securities may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than many other securities, such as common stocks, corporate debt securities and U.S. Government Securities.

Short Sale Risk

The Fund may use short sales for investment and risk management purposes, including when the Adviser anticipates that the market price of securities will decline or will underperform relative to other securities held in the Fund’s portfolio. Short sales are transactions in which the Fund sells a security or other instrument (such as an option, forward, futures or other derivative contract) that it does not own. Short exposure with respect to securities or market segments may also be achieved through the use of derivative instruments, such as futures or swaps on indices or on individual securities. When the Fund engages in a short sale on a security or other instrument, it must, to the extent required by law, borrow the security or other instrument sold short and deliver it to the counterparty. The Fund will ordinarily have to pay a fee or premium to borrow particular securities and be obligated to repay the lender of the security any dividends or interest that accrue on the security during the period of the loan. The amount of any gain from a short sale will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund pays in connection with the short sale. Short sales expose the Fund to the risk that it will be required to cover its short position at a time when the securities have appreciated in value, thus resulting in a loss to the Fund. The Fund may, to the extent permitted by law, engage in short sales where it does not own or have the right to acquire the security (or basket of securities) sold short at no additional cost. The Fund’s loss on a short sale could theoretically be unlimited in a case in which the Fund is unable, for whatever reason, to close out its short position. The use by the Fund of short sales in combination with long positions in its portfolio in an attempt to improve performance may not be successful and may result in greater losses or lower positive returns than if the Fund held only long positions. It is possible that the Fund’s long positions will decline in value at the same time that the value of the securities underlying its short positions increase, thereby increasing potential losses to the Fund. In addition, the Fund’s short selling strategies may limit its ability to fully benefit from increases in the relevant securities markets. Short selling also involves a form of financial leverage that may exaggerate any losses realized by the Fund. See “Risk Factors—Leverage Risk.” Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to the Fund. See “Risk Factors—Counterparty Risk.” To the extent the Fund seeks to obtain some or all of its short exposure by using derivative instruments instead of engaging directly in short sales on individual securities, it will be subject to many of the foregoing risks, as well as to those described under “Risk Factors—Derivatives Risk.” See also “Risk Factors—Segregation and Coverage Risk.”

Other Investment Companies Risk

The Fund may invest in securities of other open- or closed-end investment companies, including without limitation ETFs, to the extent that such investments are consistent with the Fund’s investment objective and policies and permissible under the 1940 Act. As a stockholder in an investment company, the Fund will bear its ratable share of that investment company’s expenses, and would remain subject to payment of the Fund’s investment management fees with respect to the assets so invested. Common Stockholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, these other investment companies may utilize leverage, in which case an investment would subject the Fund to additional risks associated with leverage. See “Risk Factors —Leverage Risk.”

Private Placements Risk

A private placement involves the sale of securities that have not been registered under the Securities Act, or relevant provisions of applicable non-U.S. law, to certain institutional and qualified individual purchasers, such as the Fund. In addition to the general risks to which all securities are subject, securities received in a private placement generally are subject to strict restrictions on resale, and there may be no liquid secondary market or ready purchaser for such securities. See “Risk Factors—Liquidity Risk.” Therefore, the Fund may be unable to dispose of such securities when it desires to do so, or at the most favorable time or price. Private placements may also raise valuation risks. See “Risk Factors—Valuation Risk.”

Inflation/Deflation Risk

Inflation risk is the risk that the value of assets or income from the Fund’s investments will be worth less in the future as inflation decreases the value of payments at future dates. As inflation increases, the real value of the Fund’s portfolio could decline. Deflation risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio and Common Stock.

Risk of Regulatory Changes

Legal, tax and regulatory changes could occur and may adversely affect the Fund and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New (or revised) laws or regulations may be imposed by the CFTC, the SEC, the IRS, the U.S. Federal Reserve or other banking regulators, other governmental regulatory authorities or self-regulatory organizations that supervise the financial markets that could adversely affect the Fund. In particular, these agencies are implementing a variety of new rules pursuant to financial reform legislation in the United States. The European Union (and some other countries) are implementing similar requirements. The Fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by these governmental regulatory authorities or self-regulatory organizations.

In addition, the securities and futures markets are subject to comprehensive statutes, regulations and margin requirements. The CFTC, the SEC, the Federal Deposit Insurance Corporation, other regulators and self-regulatory organizations and exchanges are authorized under these statutes, regulations and otherwise to take extraordinary actions in the event of market emergencies.

Current rules related to asset backed securities may increase the cost to originators, securitizers and, in certain cases, asset managers of securitization vehicles in which the Fund may invest. The impact of the risk retention rules on the securitization markets is uncertain. These requirements may increase the costs to originators, securitizers, and, in certain cases, collateral managers of securitization vehicles in which the Fund may invest, which costs could be passed along to such Fund as an investor in such vehicles.

Regulatory Risk - London Interbank Offered Rate (“LIBOR”)

The Fund may invest in certain instruments including, but not limited to, repurchase agreements, collateralized loan obligations and mortgage-backed securities, that rely in some fashion upon LIBOR. The Fund also utilizes leverage primarily based on LIBOR. LIBOR is an average interest rate, determined by the ICE Benchmark Administration (“IBA”), that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to phase out the use of LIBOR by the end of 2021. In November 2020, IBA announced that it will consult on its intention to cease publication of (i) euro, sterling, Swiss franc and yen LIBORs after December 31, 2021, (ii) one-week and two-week U.S. dollar LIBORs after December 31, 2021 and (iii) all other tenors of U.S. dollar LIBORs after June 30, 2023. Acknowledging IBA’s announcement regarding U.S. dollar LIBOR, the Federal Reserve Board, the Federal Deposit Insurance Corporation and the Office of the Comptroller of the Currency noted that extending the publication of U.S. dollar LIBOR until June 30, 2023 would allow most legacy U.S. dollar LIBOR contracts to mature before LIBOR experiences disruptions and cautioned that banks entering into new contracts that use U.S. dollar LIBOR as a reference rate after December 31, 2021 would create safety and soundness risks.

At this time, no consensus exists as to what rate or rates will become accepted alternatives to LIBOR, although the U.S. Federal Reserve, in connection with the Alternative Reference Rates Committee, a steering committee comprised of large U.S. financial institutions, is considering replacing U.S. dollar LIBOR with the Secured Overnight Financing Rate (“SOFR”). Given the inherent differences between LIBOR and SOFR, or any other alternative benchmark rate that may be established, there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. Any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests can be difficult to ascertain, and they may vary depending on factors that include, but are not limited to: (i) existing fallback or termination provisions in individual contracts and (ii) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments. For example, certain of the Fund’s investments may involve individual contracts that have no existing fallback provision or language that contemplates the discontinuation of LIBOR, and those investments could experience increased volatility or illiquidity as a result of the transition process. In addition, interest rate provisions included in such contracts may need to be renegotiated in contemplation of the transition away from LIBOR. The transition may also result in a reduction in the value of certain instruments held by the Fund, including those described in this paragraph, or a reduction in the effectiveness of related Fund transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Fund.

Regulatory Risk—Commodity Pool Operator

The CFTC has adopted regulations that subject registered investment companies and their investment advisers to regulation by the CFTC if the registered investment company invests more than a prescribed level of its liquidation value in futures, options on futures or commodities, swaps, or other financial instruments regulated under the Commodity Exchange Act (“CEA”) and the rules thereunder (“commodity interests”), or if the Fund markets itself as providing investment exposure to such instruments. The Adviser is registered as a “commodity pool operator” (“CPO”) under the CEA, however, with respect to the Fund, the Adviser has claimed an exclusion from registration as a CPO pursuant to CFTC Rule 4.5. For the Adviser to remain eligible for this exclusion, the Fund must comply with certain limitations, including limits on its ability to use any commodity interests and limits on the manner in which the Fund holds out its use of such commodity interests. These limitations may restrict the Fund’s ability to pursue its investment objective and strategies, increase the costs of implementing its strategies, result in higher expenses for the Fund, and/or adversely affect the Fund’s total return. Further, in the event the Adviser becomes unable to rely on the exclusion in CFTC Rule 4.5 with respect to the Fund and is required to register as a CPO with respect to the Fund, the Adviser will be subject to additional regulation and its expenses may increase.

Liquidity Risk

Liquidity risk exists when particular investments are difficult to purchase or sell at the time that the Fund would like or at the price that the Fund believes such investments are currently worth. Illiquid investments may become harder to value, especially in changing markets. The Fund’s investments in illiquid investments may reduce the returns of the Fund because it may be unable to sell the illiquid investments at an advantageous time or price or possibly require the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations, which could prevent the Fund from taking advantage of other investment opportunities. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. To the extent that the Fund’s principal investment strategies involve securities of companies with smaller market capitalizations, foreign securities, Rule 144A securities, Regulation S securities, senior loans, illiquid sectors of fixed income securities, derivatives or securities with substantial market and/or credit risk, the Fund will tend to have the greatest exposure to liquidity risk. Further, fixed income securities with longer durations until maturity face heightened levels of liquidity risk as compared to fixed income securities with shorter durations until maturity. It may also be the case that other market participants may be attempting to liquidate fixed income holdings at the same time as the Fund, causing increased supply in the market and contributing to liquidity risk and downward pricing pressure. See “Risk Factors Fund—Valuation Risk.”

Furthermore, reduced number and capacity of dealers and other counterparties to “make markets” in fixed income securities, in connection with the growth of the fixed income markets, may increase liquidity risk with respect to the Fund’s investments in fixed income securities. When there is no willing buyer and investments cannot be readily sold, the Fund may have to sell them at a lower price or may not be able to sell the securities at all, each of which would have a negative effect on the Fund’s performance. These securities may also be difficult to value and their values may be more volatile because of liquidity risk. Increased Fund redemption activity, which may occur in a rising interest rate environment or for other reasons, may negatively impact Fund performance and increase liquidity risk due to the need of the Fund to sell portfolio securities.

Tax Risk

The Fund has elected to be treated as a RIC under the Code and intends each year to qualify and be eligible to be treated as such, so that it generally will not be subject to U.S. federal income tax on its net investment income or net short-term or long-term capital gains, that are distributed (or deemed distributed, as described below) to stockholders. In order to qualify for such treatment, the Fund must meet certain asset diversification tests and at least 90% of its gross income for such year must consist of certain types of qualifying income. Foreign currency gains will generally be treated as qualifying income for purposes of the 90% gross income requirement. However, the U.S. Treasury Department has authority to issue regulations in the future that could treat some or all of the Fund’s foreign currency gains as non-qualifying income, thereby jeopardizing the Fund’s status as a RIC for all years to which the regulations are applicable. Income derived from some commodity-linked derivatives is not qualifying income, and the treatment of income from some other commodity-linked derivatives is uncertain, for purposes of the 90% gross income test. If for any taxable year the Fund were to fail to meet the income or diversification test described above, the Fund could in some cases cure such failure, including by paying a fund-level tax and, in the case of a diversification test failure, disposing of certain assets.

If, in any year, the Fund were to fail to qualify for treatment as a RIC under the Code, and were ineligible to or did not otherwise cure such failure, the Fund would be subject to tax on its taxable income at regular corporate rates and, when such income is distributed, stockholders would be subject to a further tax to the extent of the Fund’s current or accumulated earnings and profits.

Government Intervention in Financial Markets Risk

Global economies and financial markets are increasingly interconnected, which increases the possibility that conditions in one country or region may adversely affect companies in a different country or region. In the past, instability in the financial markets has led governments and regulators around the world to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of the Fund’s portfolio holdings. Furthermore, volatile financial markets can expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund.

The SEC and its staff have been engaged in various initiatives and reviews that seek to improve and modernize the regulatory structure governing investment companies. These efforts have been focused on risk identification and controls in various areas, including imbedded leverage through the use of derivatives and other trading practices, cybersecurity, liquidity, enhanced regulatory and public reporting requirements and the evaluation of systemic risks. Any new rules, guidance or regulatory initiatives resulting from these efforts could increase the Fund’s expenses and impact its returns to stockholders or, in the extreme case, impact or limit its use of various portfolio management strategies or techniques and adversely impact the Fund.

The U.S. presidential election occurred on November 3, 2020. Commencing January 2021, the Democratic Party is expected to control the executive branch of government. Control of the legislative branch of government is uncertain and may remain uncertain for several weeks. Changes in federal policy, including tax policies, and at regulatory agencies occur over time through policy and personnel changes following elections, which lead to changes involving the level of oversight and focus on the financial services industry or the tax rates paid by corporate entities. The nature, timing and economic and political effects of potential changes to the current legal and regulatory framework affecting markets remain highly uncertain. Uncertainty surrounding future changes may adversely affect the Fund’s operating environment and therefore its investment performance.

The outbreak of COVID-19, a novel coronavirus disease, has negatively affected economies, markets and individual companies in the United States and throughout the world. The effects of this pandemic to public health and business and market conditions may continue to have a significant negative impact on the performance of the Fund’s investments, increase the Fund’s volatility, exacerbate pre-existing political, social and economic risks to the Fund, and negatively impact broad segments of businesses and populations. The Fund’s operations may be interrupted as a result, which may contribute to the negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic that affect the instruments in which the Fund invests, or the issuers of such instruments, in ways that could have a significant negative impact on the Fund’s investment performance. The full impact of the COVID-19 pandemic, or other future epidemics or pandemics, is currently unknown.

Market Disruption Risk

The U.S. and global capital markets have in the past and may in the future experience periods of extreme volatility and disruption during economic downturns and recessions. Increases to budget deficits or direct and contingent sovereign debt, may create concerns about the ability of certain nations to service their sovereign debt obligations, and risks resulting from any such debt crisis in Europe, the United States or elsewhere could have a detrimental impact on the global economy, sovereign and non-sovereign debt in certain countries and the financial condition of financial institutions generally. Austerity measures that certain countries may agree to as part of any debt crisis or disruptions to major financial trading markets may adversely affect world economic conditions and have an adverse impact on our business and that of the companies in which we invest. In addition, the impact of continued trade tensions with China or other countries, or an escalation to a trade war, may adversely affect currencies, commodities and individual companies in which the Fund invests. U.S. companies that source material and goods from China, and those that make large amounts of sales in China would be particularly vulnerable to an escalation of trade tensions. Uncertainty regarding the outcome of the trade tensions and the potential for a trade war could cause the U.S. dollar to decline against other currencies, such as the Japanese yen and the euro. Market and economic disruptions, which may be caused by political trends, pandemic outbreaks and government actions in the United States or elsewhere, have in the past and may in the future affect, the U.S. and global capital markets, which could adversely affect the Fund’s business and that of companies in which it invests and the broader financial and credit markets and reduce the availability of debt and equity capital for the market as a whole. Furthermore, pandemic outbreaks may lead to significant disruptions in global economic activity and as a result, such disruptions may have a negative effect on the companies in which the Fund invests in and markets as a whole.

In March 2020, the U.S. Federal Reserve made two emergency interest-rate cuts, moving short-term rates to near zero, issued forward guidance that rates will remain low until the economy weathers the COVID-19 crisis, and resumed quantitative easing. Additionally, Congress approved a $2 trillion stimulus package to offset the severity and duration of a potential COVID-19-related recession. Dozens of central banks across Europe, Asia, and elsewhere have announced similar economic relief packages.

Cybersecurity Risk

Information and technology systems relied upon by the Fund, the Adviser, the Fund’s service providers (including, but not limited to, Fund accountants, custodians, transfer agents, administrators, distributors and other financial intermediaries) and/or the issuers of securities in which the Fund invests may be vulnerable to damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons, security breaches, usage errors, power outages and catastrophic events such as fires, tornadoes, floods, hurricanes and earthquakes. Although the Adviser has implemented measures to manage risks relating to these types of events, if these systems are compromised, become inoperable for extended periods of time or cease to function properly, significant investment may be required to fix or replace them. The failure of these systems and/or of disaster recovery plans could cause significant interruptions in the operations of the Fund, the Adviser, the Fund’s service providers and/or issuers of securities in which the Fund invests and may result in a failure to maintain the security, confidentiality or privacy of sensitive data, including personal information relating to investors (and the beneficial owners of investors). Such a failure could also harm the reputation of the Fund, the Adviser, the Fund’s service providers and/or issuers of securities in which the Fund invests, subject such entities and their respective affiliates to legal claims or otherwise affect their business and financial performance.

Potential Conflicts of Interest Risk—Allocation of Investment Opportunities

The Adviser is involved worldwide with asset management activities and may engage in the ordinary course of business in activities in which its interests or the interests of its clients may conflict with those of the Fund. The Adviser may provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the Fund. Subject to the requirements of the 1940 Act, the Adviser intends to engage in such activities and may receive compensation from third parties for its services. The results of the Fund’s investment activities may differ from those of the Fund’s affiliates, or another account managed by the Fund’s affiliates, and it is possible that the Fund could sustain losses during periods in which one or more of the Fund’s affiliates or and other accounts achieve profits on their trading for other accounts.

Repurchase Agreements Risk

The Fund may enter into repurchase agreements, in which the Fund purchases a security from a bank or broker-dealer, which agrees to repurchase the security at the Fund’s cost plus interest within a specified time. If the party agreeing to repurchase should default, the Fund will seek to sell the securities which it holds. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements maturing in more than seven days and which may not be terminated within seven days at approximately the amount at which the Fund has valued the agreements are considered illiquid investments. These events could also trigger adverse tax consequences for the Fund.

MANAGEMENT OF THE FUND

Board of Directors

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Directors, including supervision of the duties performed by the Adviser. The Fund’s Board of Directors currently consists of eight directors. The Board of Directors consists of a majority of directors who are not “interested persons” as defined in Section 2(a)(19) of the 1940 Act. The Fund refers to these individuals as the Fund’s “Independent Directors.” The Board of Directors elects the Fund officers, who serve at the Board’s discretion, and are responsible for the day-to-day operations. Additional information regarding the Fund’s Board and its committees is set forth under “Management of the Fund” in the Fund’s SAI.

The Adviser

The Fund’s investment adviser is TCW Investment Management Company LLC (the “Adviser”) and is headquartered at 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017. The Adviser is registered under the Investment Advisers Act of 1940, as amended. The Adviser was organized in 1987 as a wholly-owned subsidiary of The TCW Group, Inc. (“TCW”). As of September 30, 2020, the Adviser and its affiliated companies, which provide a variety of investment management and advisory services, had approximately $235 billion under management or committed to management.

Advisory Agreement

The Adviser, pursuant to the investment advisory and management agreement (the “Advisory Agreement”), and subject to the direction and supervision of the Fund’s Board of Directors and in conformity with applicable laws, the Fund’s charter, Bylaws, Registration Statement, Prospectus and stated investment objective, policies and restrictions, shall:

•

Manage the investment of the Fund’s assets including, by way of illustration, the evaluation of pertinent economic, statistical, financial, and other data, the determination of the industries and companies to be represented in the Fund’s portfolio, the formulation and implementation of the Fund’s investment program, and the determination from time to time of the securities and other investments to be purchased, retained or sold by the Fund;

•	Place orders for the purchase or sale of portfolio securities for the Fund’s account with broker-dealers selected by the Adviser;

•	Administer the day-to-day operations of the Fund;

•

Furnish to the Fund office space at such place as may be agreed upon from time to time, and all office facilities, business equipment, supplies, utilities and telephone services necessary for managing the affairs and investments and keeping the general accounts and records of the Fund that are not maintained by the Fund’s transfer agent, custodian, administrator or accounting or sub-accounting agent, and arrange for officers or employees of the Adviser to serve, without compensation from the Fund, as officers, directors or employees of the Fund, if desired and reasonably required by the Fund; and

•	Pay such expenses as are incurred by it in connection with providing the foregoing services.

Pursuant to the Advisory Agreement, the Fund assumes and shall pay or cause to be paid all expenses of the Fund, including, without limitation: (a) all costs and expenses incident to any public offering of securities of the Fund, for cash or otherwise, including those relating to the registration of its securities under the Securities Act of 1933, as amended, and any qualification or notification of sale of its securities under state securities laws; (b) the charges and expenses of any custodian appointed by the Fund for the safekeeping of its cash, portfolio securities and other property; (c) the charges and expenses of independent accountants; (d) the charges and expenses of stock transfer and dividend disbursing agent or agents and registrar or registrars appointed by the Fund; (e) the charges and expenses of any administrator or accounting or sub-accounting agent appointed by the Fund to provide accounting or administration services to the Fund; (f) brokerage commissions, dealer spreads, and other costs incurred in connection with proposed or consummated portfolio securities transactions; (g) all taxes, including securities issuance and transfer taxes, and corporate fees payable by the Fund to federal, state, local or other governmental agencies; (h) the cost and expense of engraving printing and issuing certificates representing securities of the Fund; (i) fees involved in registering and maintaining registrations of the Fund and of its securities with the Securities and Exchange Commission and in various state and other jurisdictions; (j) all expenses of stockholders and directors meetings, and of preparing, printing and mailing proxy statements and reports to stockholders; (k) fees and expenses of directors of the Fund who are not “affiliated persons” of the Adviser; (l) all fees and expenses incident to any dividend reinvestment or distribution program; (m) charges and expenses of legal counsel to the “independent directors” of the Fund; (n) trade association dues; (o) interest payable on Fund borrowings; (p) any public relations or stockholder relations expense; (q) fees and expenses incident to the listing of securities of the Fund on any securities exchange; (r) premiums for a fidelity bond and any errors and omissions insurance maintained by the Fund; and (s) any other ordinary or extraordinary expenses incurred by the Fund in the course of its business.

As compensation for the investment advisory services rendered, facilities provided, and expenses borne, the Adviser is paid a monthly fee by the Fund computed at the annual rate of 0.75% of the first $100 million of the Fund’s average Managed Assets and 0.50% of the Fund’s average Managed Assets in excess of $100 million. For the purpose of calculating such fee, the value of Managed Assets for a month shall be the average of the values of the Fund’s Managed Assets as determined on the last Business Day of each week which ends during the month. If this agreement shall become effective subsequent to the first day of a month, or shall terminate before the last day of a month, the foregoing compensation shall be prorated. As used in the Advisory Agreement, “Managed Assets” shall mean the net asset value of common shares, plus the liquidation preference of any preferred shares issued by the Fund and the principal amount of any borrowings of the Fund used for leverage.

The Fund (either by vote of its Board of Directors or by vote of a “majority of the outstanding voting securities” of the Fund) may, at any time and without payment of any penalty, terminate the Advisory Agreement upon sixty days’ written notice to the Adviser; the Advisory Agreement shall automatically and immediately terminate in the event of its “assignment;” and the Adviser may terminate the Advisory Agreement without payment of any penalty on ninety days’ written notice to the Fund.

A discussion regarding the basis for the Board of Directors approving the Advisory Agreement for the Fund is available in the Fund’s annual report for the period ended December 31, 2019.

Portfolio Managers

Tad Rivelle, Laird Landmann, Stephen M. Kane, CFA, Bryan T. Whalen, CFA, and Mitch Flack are jointly and primarily responsible for the day-to-day management of the Fund’s assets. The below table provides information about their current positions with the Fund and their past business experience.

Individual & Position	Since	Past Business Experience
Tad Rivelle Generalist Portfolio Manager	2009	Portfolio Manager, Group Managing Director, and Chief Investment Officer—Fixed Income, TCW Investment Management Company LLC, TCW Asset Management Company LLC, and TCW LLC since December 2009, and Metropolitan West Asset Management, LLC since August 1996.

Laird Landmann Generalist Portfolio Manager	2009	Portfolio Manager and Group Managing Director, TCW Investment Management Company LLC, TCW Asset Management Company LLC, TCW LLC, and The TCW Group, Inc. since December 2009; and President, Metropolitan West Asset Management, LLC since August 1996.

Individual & Position	Since	Past Business Experience
Stephen M. Kane, CFA Generalist Portfolio Manager	2009	Portfolio Manager and Group Managing Director, TCW Investment Management Company LLC, TCW Asset Management Company LLC, and TCW LLC since December 2009, and Metropolitan West Asset Management, LLC since August 1996.

Bryan T. Whalen, CFA Generalist Portfolio Manager	2009	Portfolio Manager and Group Managing Director, TCW Investment Management Company LLC, TCW Asset Management Company LLC, and TCW LLC since December 2009, and Metropolitan West Asset Management, LLC since 2004.

Mitch Flack Generalist Portfolio Manager	2009	Portfolio Manager and Managing Director, TCW Investment Management Company LLC, and TCW LLC since December 2009, and Metropolitan West Asset Management, LLC since March 2001.

The Fund’s SAI provides additional information about the portfolio managers’ compensation structure, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund.

Custodian and Administrator

State Street Bank & Trust Company acts as the custodian and administrator to the Fund. See “Custodian and Administrator.”

Transfer Agent and Dividend-Paying Agent

Computershare acts as the Fund’s transfer agent and dividend-paying agent. See “Transfer Agent and Dividend-Paying Agent.”

NET ASSET VALUE

The net asset value per share (“NAV”) of the Fund’s Common Stock is determined by dividing the total value of the Fund’s portfolio investments and other assets, less any liabilities, by the total number of shares outstanding. Fund shares are valued as of a particular time (the “Valuation Time”) on each Business Day that the NYSE is open for trading. The Valuation Time is ordinarily at the close of regular trading on the NYSE (normally 4:00 p.m., Eastern time) (the “NYSE Close”). In unusual circumstances, the Board of Directors may determine that the Valuation Time shall be as of 4:00 p.m., Eastern time, notwithstanding an earlier, unscheduled close or halt of trading on the NYSE.

For purposes of calculating NAV, the Fund’s investments for which market quotations are readily available are valued at market value. Market values for various types of securities and other instruments are determined on the basis of closing prices or last sales prices on an exchange or other market, or based on quotes or other market information obtained from quotation reporting systems, established market makers or pricing services. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost.

If market quotations are not readily available (including in cases where available market quotations are deemed to be unreliable), the Fund’s investments will be valued at fair value as determined in good faith pursuant to policies and procedures approved by the Board of Directors (so called “fair value pricing”). Fair value pricing may require subjective determinations about the value of a security or other asset, and fair values used to determine the Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same investments. Also, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by the Fund.

The Fund may determine that market quotations are not readily available due to events relating to a single issuer (e.g., corporate actions or announcements) or events relating to multiple issuers (e.g., governmental actions or natural disasters). The Fund may determine the fair value of investments based on information provided by pricing services and other third-party vendors, which may recommend fair value prices or adjustments with reference to other securities, indices or assets. In considering whether fair value pricing is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the Valuation Time. The Fund may use modeling tools provided by third-party vendors to determine fair values of certain non-U.S. securities.

For purposes of calculating NAV, the Fund normally uses pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and non-U.S. securities are normally priced using data reflecting the earlier closing of the principal markets for those securities, subject to possible fair value adjustments. Information that becomes known to the Fund or its agents after NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or NAV determined earlier that day.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed. The calculation of the Fund’s NAV may not take place contemporaneously with the determination of the prices of non-U.S. securities used in NAV calculations.

In unusual circumstances, instead of valuing securities in the usual manner, the Fund may value securities at fair value as determined in good faith by the Board of Directors, generally based upon recommendations provided by the Adviser. Fair valuation also may be required due to material events that occur after the close of the relevant market but prior to the NYSE Close.

DISTRIBUTIONS

The Fund has a net investment income-based distribution policy. The policy is to pay quarterly distributions out of the Fund’s accumulated undistributed net investment income and/or other sources subject to the requirements of the 1940 Act and Sub-chapter M of the Code.

Distributions to stockholders are recorded on each ex-dividend date. The Fund declares and pays or reinvests dividends quarterly under an income-based distribution policy. The income-based distribution policy has a stated goal of providing quarterly distributions out of the Fund’s accumulated undistributed net investment income and/or other sources subject to the requirements of the 1940 Act and Sub-chapter M of the Code. The source for the dividend can come from net investment income and net realized capital gains measured on a fiscal year basis. Any portion of the distribution that exceeds income and capital gains will be treated as a return of capital. Under certain conditions, U.S. federal tax regulations cause some or all of the amount of distributions that exceeds income and capital gains generally to be taxed as ordinary income. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from GAAP. These differences may be primarily due to differing treatments for market discount and premium, losses recognized on structured debt, losses deferred due to wash sales, foreign currency gains and losses, and spillover distributions. Permanent book and tax basis differences relating to stockholder distributions will result in reclassifications to paid-in capital and may affect net investment income per share.

Distribution policies are a matter of Board discretion and may be modified or terminated at any time without prior notice. Any such change or termination may have an adverse effect on the market price for the Fund’s shares. You should not draw any conclusions about the Fund’s investment performance from the amount of the quarterly distribution or from the terms of the Fund’s distribution policy.

[An investor who acquires shares of Common Stock in the Offer issued after the record date for a quarterly dividend (if any) to be paid by the Fund will not receive such dividend. Therefore, an investor who acquires shares of Common Stock in the Offer will not receive the Fund’s dividend payable on [    ], 2021.]

TAX MATTERS

The following is (i) a description of the material U.S. federal income tax consequences of the receipt, ownership, disposition and exercise of Rights by Record Date Stockholders and other Rights holders and of owning and disposing of Common Stock and (ii) a description of some of the important U.S. federal income tax considerations affecting the Fund. The discussion below provides general tax information related to the receipt, ownership, disposition and exercise of Rights and an investment in Common Stock, but this discussion does not purport to be a complete description of the U.S. federal income tax consequences of an investment in such securities. It is based on the Code, Treasury regulations and administrative pronouncements, all as of the date hereof, any of which is subject to change or differing interpretation, possibly with retroactive effect. In addition, it does not describe all of the tax consequences that may be relevant in light of a Rights holder’s or Common Stockholder’s particular circumstances, including alternative minimum tax consequences and tax consequences applicable to Rights holders or Common Stockholders subject to special tax rules, such as certain financial institutions; dealers or traders in securities who use a mark-to-market method of tax accounting; persons holding shares of Common Stock or Rights as part of a hedging transaction, wash sale, conversion transaction or integrated transaction or persons entering into a constructive sale with respect to the shares of Common Stock or Rights; entities classified as partnerships or other pass-through entities for U.S. federal income tax purposes; real estate investment trusts; insurance companies; U.S. holders (as defined below) whose functional currency is not the U.S. dollar; or tax-exempt entities, including “individual retirement accounts” or “Roth IRAs.” Unless otherwise noted, the following discussion applies only to a person that holds shares of Common Stock and Rights as a capital asset and is a U.S. holder. A “U.S. holder” is a holder who, for U.S. federal income tax purposes, is a beneficial owner of Rights or Common Stock, as applicable and is (i) an individual who is a citizen or resident of the United States; (ii) a corporation, or other entity taxable as a corporation, created or organized in or under the laws of the United States, any state therein or the District of Columbia; (iii) an estate the income of which is subject to U.S. federal income taxation regardless of its source; or (iv) a trust if it (x) is subject to the primary supervision of a court within the United States and one or more U.S. persons have the authority to control all substantial decisions of the trust or (y) has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person. Tax laws are complex and often change, and Rights holders or Common Stockholders should consult their tax advisors about the U.S. federal, state, local or non-U.S. tax consequences of an investment in the Fund. For more information, please see the section of the SAI entitled “Tax Matters.”

The Offer

The receipt of the Rights by a Record Date Stockholder pursuant to the Offer will be treated as a non-taxable distribution with respect to the shares of Common Stock for U.S. federal income tax purposes. If the fair market value of the Rights received by a Record Date Stockholder is less than 15% of the fair market value of the Common Stock with respect to which such Rights are received as of the date the Rights are received, the Rights will have a zero basis for U.S. federal income tax purposes, unless the Record Date Stockholder affirmatively elects to allocate a portion of its basis in the related shares of Common Stock to the Rights in proportion to the relative fair market values of the shares of Common Stock and the Rights received, as determined on the date of receipt. This election must be made in the tax return for the taxable year in which the Rights are received. On the other hand, if the fair market value of the Rights received is equal to or greater than 15% of the fair market value of the shares of Common Stock on the date the Rights are received, then a Record Date Stockholder’s basis in his or her shares of Common Stock must be allocated between the shares of Common Stock and the Rights in proportion to their respective fair market values, as determined on the date the Rights are received. The basis of a Right purchased in the market will generally be its purchase price.

The exercise of a Right by, or on behalf of, a Record Date Stockholder or other Rights holder will not be a taxable transaction for U.S. federal income tax purposes. The basis of each new share of Common Stock acquired upon exercise of the Rights will equal the sum of the Subscription Price and the tax basis (as determined above), if any, of the Rights exercised therefor. The holding period of the shares of Common Stock acquired by exercise of Rights will begin on the day the Rights are exercised (or, in the case of a Right purchased in the market, potentially the day after the date of exercise).

Gain or loss realized on a sale of Rights by, or on behalf of, the Record Date Stockholder or other Rights holder will be capital gain or loss, and will be long-term capital gain or loss if the holding period for the Rights is more than one (1) year. For these purposes, a Record Date Stockholder’s holding period for the Rights will include the holding period of the shares of Common Stock with respect to which the Rights were distributed. The amount of the gain or loss will be equal to the difference between the tax basis in the Rights disposed of (as determined above), if any, and the amount realized on the disposition. The deductibility of capital losses is subject to limitations under the Code.

Notwithstanding the basis allocation rules described above, in the event a Record Date Stockholder allows the Rights to expire, the Rights will be deemed to have a zero basis and, therefore, the Record Date Stockholder will not recognize any loss upon the expiration of the Rights. In addition, the tax basis of the shares of Common Stock with respect to which the expired Rights were distributed will remain unchanged compared to their tax basis prior to the Offer. If a Right that has been purchased in the market expires unexercised, the holder will recognize a capital loss equal to the basis of the Right.

A non-U.S. Rights holder whose income from the Fund is not “effectively connected” with a U.S. trade or business and who is not an individual present in the United States for 183 days or more during the taxable year will generally be exempt from U.S. federal income tax on any gains realized upon the sale or exchange of Rights.

The Fund

The Fund has elected to be treated as, and intends to continue to qualify in each taxable year as, a RIC under Subchapter M of the Code. Assuming the Fund so qualifies and satisfies certain distribution requirements, the Fund generally will not be subject to U.S. federal income tax on income distributed (including amounts that are reinvested pursuant to the Plan) in a timely manner to its stockholders in the form of dividends or capital gain distributions. If the Fund retains any net capital gains for reinvestment, it may elect to treat such capital gains as having been distributed to its stockholders. If the Fund makes such an election, each Common Stockholder will be required to report its share of such undistributed net capital gain as long-term capital gain and will be entitled to claim its share of the U.S. federal income taxes paid by the Fund on such undistributed net capital gain as a credit against its own U.S. federal income tax liability, if any, and to claim a refund on a properly-filed U.S. federal income tax return to the extent that the credit exceeds such liability. In addition, each Common Stockholder will be entitled to increase the adjusted tax basis of its Common Stock by the difference between its share of such undistributed net capital gain and the related credit. There can be no assurance that the Fund will make this election if it retains all or a portion of its net capital gain for a taxable year.

To qualify as a RIC for any taxable year, the Fund must, among other things, satisfy both an income test and an asset test for such taxable year. Specifically, (i) at least 90% of the Fund’s gross income for such taxable year must consist of dividends; interest; payments with respect to certain securities loans; gains from the sale or other disposition of stock, securities or foreign currencies; other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and net income derived from interests in “qualified publicly traded partnerships” (such income, “Qualifying RIC Income”) and (ii) the Fund’s holdings must be diversified so that, at the end of each quarter of such taxable year, (a) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, securities of other RICs, U.S. Government Securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund’s total assets is invested (x) in securities (other than U.S. Government Securities or securities of other RICs) of any one issuer, (y) in securities (other than securities of other RICs) of two or more issuers that the Fund controls (by owning 20% or more of the outstanding voting securities of such issuer) and that are engaged in the same, similar or related trades or businesses or (z) in the securities of one or more “qualified publicly traded partnerships.” The Fund’s share of income derived from a partnership other than a “qualified publicly traded partnership” will be treated as Qualifying RIC Income only to the extent that such income would have constituted Qualifying RIC Income if derived directly by the Fund. A “qualified publicly traded partnership” is generally defined as an entity that is treated as a partnership for U.S. federal income tax purposes if (i) interests in such entity are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof and (ii) less than 90% of its gross income for the relevant taxable year consists of Qualifying RIC Income. The Code provides that the Treasury Department may by regulation exclude from Qualifying RIC Income foreign currency gains that are not directly related to the RIC’s principal business of investing in stock or securities (or options and futures with respect to stock or securities). The Fund anticipates that, in general, its foreign currency gains will be directly related to its principal business of investing in stock and securities.

Owning and Disposing of Common Stock

Distributions of the Fund’s ordinary income and net short-term capital gains will generally be taxable to the Common Stockholders as ordinary income to the extent such distributions are paid out of the Fund’s current or accumulated earnings and profits, as determined for U.S. federal income tax purposes. Properly reported distributions or deemed distributions, if any, of net capital gains will be taxable as long-term capital gains, regardless of the length of time the Common Stockholder has owned shares of Common Stock. Properly reported distributions made to a non-corporate Common Stockholder out of “qualified dividend income,” if any, received by the Fund will be subject to tax at reduced maximum rates, provided that the Common Stockholder meets certain holding period and other requirements with respect to its Common Stock. A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits will be treated by a Common Stockholder as a return of capital that will be applied against and reduce the Common Stockholder’s basis in its shares of Common Stock (but not below zero). To the extent that the amount of any such distribution exceeds the Common Stockholder’s basis in its shares of Common Stock, the excess will be treated as gain from a sale or exchange of the shares of Common Stock. Distributions will be treated in the manner described above regardless of whether such distributions are paid in cash or invested in additional shares of Common Stock pursuant to the Plan.

A Common Stockholder may recognize a capital gain or loss on the sale or other disposition of shares of Common Stock. The amount of the gain or loss will be equal to the difference between the amount realized and the Common Stockholder’s adjusted tax basis in the relevant shares of Common Stock. Such gain or loss generally will be a long-term gain or loss if the Common Stockholder’s holding period for such shares of Common Stock is more than one (1) year. Under current law, net capital gains recognized by non-corporate Common Stockholders are generally subject to reduced maximum rates. Losses realized by a Common Stockholder on the sale or exchange of shares of Common Stock held for six months or less will be treated as long-term capital losses to the extent of any distribution of long-term capital gain received (or deemed received, as discussed above) with respect to such shares of Common Stock. In addition, no loss will be allowed on a sale or other disposition of shares of Common Stock if the Common Stockholder acquires (including pursuant to the Plan) shares of Common Stock within 30 days before or after the disposition. In such a case, the basis of the securities acquired will be adjusted to reflect the disallowed loss.

An additional 3.8% tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from the sale or other taxable dispositions of Common Stock) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

Non-U.S. Common Stockholders

If a Common Stockholder is a nonresident alien, a foreign trust or estate or a foreign corporation, as defined for U.S. federal income tax purposes (a “non-U.S. Common Stockholder”) whose ownership of shares of Common Stock is not “effectively connected” with a U.S. trade or business, ordinary income dividends distributed to such non-U.S. Common Stockholder by the Fund will generally be subject to U.S. federal withholding tax at a rate of 30% (or a lower rate under an applicable treaty). Net capital gain dividends distributed by the Fund to a non-U.S. Common Stockholder whose ownership of shares of Common Stock is not “effectively connected” with a U.S. trade or business and who is not an individual present in the United States for 183 days or more during the taxable year will generally not be subject to U.S. withholding tax. For a more detailed discussion of the tax consequences of the ownership of shares of Common Stock by a non-U.S. Common Stockholder, please see the discussion in the SAI under “Tax Matters — Non-U.S. Common Stockholders.”

If a Common Stockholder does not provide the applicable payor with its correct taxpayer identification number and any required certifications, such Common Stockholder may be subject to backup withholding (currently, at a rate of 24%) on the distributions it receives (or is deemed to receive) from the Fund. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax applicable to non-U.S. Common Stockholders.

In addition, the Fund is required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts (“FATCA”). Under proposed Treasury regulations, which may be relied upon by taxpayers until final Treasury regulations are published, there is no FATCA withholding on gross proceeds from a sale or disposition of Fund shares and on capital gain distributions from a RIC, such as the Fund. To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders, comply with due diligence procedures with respect to the identification of U.S. accounts, report to the IRS certain information with respect to U.S. accounts maintained, agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information, and determine certain other information as to their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, comply with such intergovernmental agreement and its implementing legislation and provide local revenue authorities with similar account holder information. Other foreign entities will need to either provide the name, address, and taxpayer identification number of each substantial U.S. owner or certifications of no substantial U.S. ownership unless certain exceptions apply. Under some circumstances, a foreign stockholder may be eligible for refunds or credits of such taxes.

THE FUND’S STRUCTURE; SHARE REPURCHASES AND CHANGE IN STRUCTURE

The Fund, which was incorporated under the laws of the State of Maryland on January 13, 1987, is authorized to issue 75,000,000 shares of Common Stock, par value $0.01 per share. The shares of Common Stock have no preemptive, conversion, exchange or redemption rights. Each share has equal voting, dividend, distribution and liquidation rights. The shares outstanding are fully paid and non-assessable. Stockholders are entitled to one vote per share. All voting rights for the election of directors are non-cumulative.

Repurchase of Shares

The Fund’s stockholders do not have the right to require redemption of their shares by the Fund. The Fund, however, may repurchase its shares in the open market from time to time, although nothing herein shall be considered a commitment to repurchase such shares. Any such repurchases shall be subject to the Maryland General Corporation Law and to limitations imposed by the 1940 Act.

The Fund does not expect to consider the repurchase of any of its shares except at a price below net asset value.

Anti-Takeover Provisions of the Charter

The Fund has provisions in its charter that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund, to cause it to engage in certain transactions or to modify its structure. The affirmative vote or consent of the holders of at least two-thirds of the outstanding shares of the Fund is required to authorize any of the following actions: (1) merger or consolidation of the Fund with an open-end investment company; (2) merger or consolidation with a closed-end investment company unless such company’s charter has the same voting requirements; (3) dissolution of the Fund; (4) sale of all or substantially all of the assets of the Fund; or (5) amendment to the charter of the Fund which makes the Common Stock a redeemable security (as such term is defined in the 1940 Act) or which reduces the two-thirds vote required to authorize the actions in (1) through (5) hereof.

DIVIDEND REINVESTMENT PLAN

Stockholders who wish to add to their investment may do so by making an election to participate in the Dividend Reinvestment Plan (the “Plan”). Under the Plan, your dividend is used to purchase Fund shares on the open market whenever shares, including the related sales commission, are selling below the Fund’s net asset value per share. You will be charged a pro-rata portion of brokerage commissions on open-market purchases under the Plan. If the market price, including commission, of Fund shares is above the Fund’s net asset value per share, you will receive shares at a price equal to the higher of the Fund’s net asset value per share on the payment date or 95% of the closing market price of Fund shares on the payment date. Generally, for tax purposes, stockholders participating in the Plan will be treated as having received a distribution from the Fund in cash equal to the value of the shares purchased from them under the Plan.

To enroll in the Plan, if your shares are registered in your name, write to Computershare, P.O. Box #50500, Louisville, KY 40233, or call toll free at (866) 227-8179. If your shares are held by a brokerage firm, please call your broker. If you participate in the Plan through a broker, you may not be able to transfer your shares to another broker and continue to participate in the Plan if your new broker does not permit such participation. If you no longer want to participate in the Plan, please contact Computershare or your broker. You may elect to continue to hold shares previously purchased on your behalf or to sell your shares and receive the proceeds, net of any brokerage commissions. If you need additional information or assistance, please call the Fund’s investor relations department at (877) 829-4768 or visit the Fund’s website at www.TCW.com. As always, the Fund would be pleased to accommodate your investment needs.

DESCRIPTION OF CAPITAL STRUCTURE

The following is a brief description of the capital structure of the Fund. This description does not purport to be complete and is subject to and qualified in its entirety by reference to the charter, as amended and restated through the date hereof (the “Charter”).

The Fund was incorporated under the laws of the State of Maryland on January 13, 1987 and is authorized to issue 75,000,000 shares of Common Stock, par value $0.01 per share.

The following table shows the amount of shares of Common Stock authorized and outstanding as of December 10, 2020.

Title of Class	Amount Authorized	Amount Outstanding
Shares of Common Stock	75,000,000	47,748,439

The Fund’s shares are listed and trade on the NYSE under the trading or “ticker” symbol “TSI.” As of the close of trading on the NYSE on [    ], 2021, the NAV per share of Common Stock was $[    ], and the closing price per share of Common Stock on the NYSE was $[    ].

The Fund will send unaudited reports at least semiannually and audited financial statements annually to all of its stockholders.

CUSTODIAN AND ADMINISTRATOR

State Street Bank & Trust Company (“State Street” or the “Administrator”), provides certain administrative services for the Fund’s, including but not limited to preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements. The Administrator is located at One Lincoln Street Boston, Massachusetts. State Street also acts as the Fund’s custodian.

TRANSFER AGENT AND DIVIDEND-PAYING AGENT

Computershare acts as the Fund’s transfer agent and dividend-paying agent. Please send all correspondence to P.O. Box 50500, Louisville, KY 40233. For its services, Computershare receives a fixed fee per account. The Fund will reimburse Computershare for certain out-of-pocket expenses, which may include payments by Computershare to entities, including affiliated entities that provide sub-stockholder services, recordkeeping and/or transfer agency services to the Fund’s beneficial owners. The amount of reimbursements for these services per benefit plan participant fund account per year will not exceed the per account fee payable by the Fund to Computershare in connection with maintaining Common Stockholder accounts.

LEGAL OPINIONS

Certain legal matters in connection with the securities offered hereby will be passed on for the Fund by Paul Hastings LLP, San Francisco, California. Paul Hastings LLP may rely as to certain matters of Maryland law on the opinion of Venable, LLP, Baltimore, Maryland. Certain legal matters will be passed on for the Dealer Manager by [                ].

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial statements as of and for the fiscal year ended December 31, 2019 and the semi-annual report for the six-month period ended June 30, 2020, incorporated by reference in the SAI have been so incorporated in reliance on the report of [                ] (“[                ]”), an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. The principal place of business of [                ] is located at [                ]. [                ] provides audit services, and tax return preparation with respect to the preparation of filings with the SEC.

ADDITIONAL INFORMATION

The Prospectus and the SAI do not contain all of the information set forth in the registration statement that the Fund has filed with the SEC (File No. 333-236072) and available at www.sec.gov. The SAI can be obtained without charge by calling 1-800-FUND-TCW (1-800-386-3829).

Statements contained in this Prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the registration statement of which this Prospectus forms a part, each such statement being qualified in all respects by such reference. To the extent they would be material to an investor’s decision to invest in the Offer, the terms of any such contract or other document are described in the Prospectus.

TCW STRATEGIC INCOME FUND, INC.

[    ] Shares of Common Stock

Issuable Upon Exercise of Transferable Rights to

Subscribe for Common Stock

The information in this statement of additional information is not complete and may be changed. The Fund may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

Subject to Completion Dated                , 2021

TCW Strategic Income Fund, Inc.

Statement of Additional Information

TCW Strategic Income Fund, Inc. (the “Fund”) is a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is to seek a total return comprised of current income and capital appreciation.

This Statement of Additional Information (the “SAI”) is not a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by the prospectus for the Fund dated [ ], 2021, as supplemented from time to time, which is incorporated herein by reference. This SAI should be read in conjunction with such prospectus, a copy of which may be obtained without charge by contacting your financial intermediary or by calling the Fund at 1-800-FUND-TCW (1-800-386-3829). You may also obtain a copy of the prospectus on the Securities and Exchange Commission’s (the “SEC”) web site (http://www.sec.gov).

Capitalized terms used but not defined in this SAI have the meanings ascribed to them in the prospectus.

THIS STATEMENT OF ADDITIONAL INFORMATION IS DATED                , 2021.

TABLE OF CONTENTS STATEMENT OF ADDITIONAL INFORMATION

THE FUND

TCW Strategic Income Fund, Inc. (the “Fund”) is a closed-end, diversified, management investment company registered under the 1940 Act. Fund was incorporated in Maryland on January 13, 1987 and commenced operations on March 5, 1987.

INVESTMENT OBJECTIVE AND POLICIES

The Fund’s investment objective is to seek a total return comprised of current income and capital appreciation. There can be no assurance that the Fund will achieve its investment objective.

Depending on current market conditions and the Fund’s outlook over time, the Fund seeks to achieve its investment objectives by investing in a wide range of securities, including securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities (“U.S. Government Securities”), investment-grade corporate debt securities, high-yield debt securities, mortgage related securities, asset-backed securities, marketable small-, mid- and large-capitalization equity securities, convertible securities, money market securities, repurchase agreements, other securities and derivative instruments.

The Fund’s principal investment strategies are not considered to be fundamental by the Fund and can be changed without the vote of the Fund’s stockholders by the Board with at least sixty (60) days’ written notice provided to stockholders.

Mortgage-Backed and Other Asset-Backed Securities

Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Such mortgage loans may include reperforming loans (“RPLs”), which are loans that have previously been delinquent but are current at the time securitized. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. The Fund may invest in a variety of mortgage-related and other asset-backed securities issued by government agencies or other governmental entities or by private originators or issuers.

The mortgage-related securities in which the Fund may invest include, without limitation, mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial or residential mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage- backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The Fund may also invest in other types of asset-backed securities, including collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. The mortgage-related securities in which the Fund may invest may pay variable or fixed rates of interest.

Through investments in mortgage-related securities, including those that are issued by private issuers, the Fund may have exposure to subprime loans as well as to the mortgage and credit markets generally. Private issuers include commercial banks, savings associations, mortgage companies, investment banking firms, finance companies and special purpose finance entities (called special purpose vehicles or SPVs) and other entities that acquire and package mortgage loans for resale as mortgage-related securities.

Mortgage Pass-Through Securities

Mortgage pass-through securities are securities representing interests in “pools” of mortgage loans secured by residential or commercial real property. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed or variable amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment that consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs that may be incurred. Some mortgage-related securities (such as securities issued by the Government National Mortgage Association (“GNMA”)) are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. Early repayment of principal on some mortgage-related securities (arising from prepayments of principal due to the sale of the underlying property, refinancing, or foreclosure, net of fees and costs that may be incurred) may expose the Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, the value of the premium would be lost in the event of prepayment. Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities. Adjustable rate mortgage-related and other ABS are also subject to some interest rate risk. For example, because interest rates on most adjustable rate mortgage- and other ABS only reset periodically (e.g., monthly or quarterly), changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause fluctuations in the market value of these securities, including declines in value as interest rates rise. In addition, to the extent that unanticipated rates of prepayment on underlying mortgages increase the effective duration of a mortgage-related security, the volatility of such security can be expected to increase.

The residential mortgage market in the United States has experienced in the past, and could experience in the future, difficulties that may adversely affect the performance and market value of certain of the Fund’s mortgage-related investments. Delinquencies, defaults and losses on residential mortgage loans (especially subprime and second-lien mortgage loans) may increase substantially over a small period of time. A decline in or flattening of housing values may exacerbate such delinquencies and losses on residential mortgages. Borrowers with adjustable rate mortgage loans are more sensitive to changes in interest rates, which affect their monthly mortgage payments, and may be unable to secure replacement mortgages at comparably low interest rates. As a result of the 2008 financial crisis, a number of residential mortgage loan originators experienced serious financial difficulties or bankruptcy. Owing largely to the foregoing, reduced investor demand for mortgage loans and mortgage-related securities and increased investor yield requirements caused limited liquidity in the secondary market for certain mortgage-related securities, which adversely affected the market value of mortgage-related securities. It is possible that such limited liquidity in such secondary markets could recur or worsen in the future.

Agency Mortgage-Related Securities

Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by GNMA) or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by the Federal National Mortgage Association ( “FNMA”) or the Federal Home Loan Mortgage Corporation (“FHLMC”)). The principal governmental guarantor of mortgage-related securities is GNMA. GNMA is a wholly-owned U.S. Government corporation within the United States Department of Housing and Urban Development (the “Department of Housing and Urban Development” or “HUD”). GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the “FHA”), or guaranteed by the Department of Veterans Affairs (the “VA”).

Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include FNMA and FHLMC. FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the United States Government. FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation that issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

FNMA and FHLMC also securitize RPLs. For example, in FNMA’s case, the RPLs are single-family, fixed rate reperforming loans that generally were previously placed in an MBS trust guaranteed by FNMA, purchased from the trust by FNMA and held as a distressed asset after four or more months of delinquency, and subsequently became current (i.e. performing) again. Such RPLs may have exited delinquency through efforts at reducing defaults (e.g., loan modification). In selecting RPLs for securitization, FNMA follows certain criteria related to length of time the loan has been performing, the type of loan (single-family, fixed rate), and the status of the loan as first lien, among other things. FNMA may include different loan structures and modification programs in the future.

On September 6, 2008, the FHFA placed FNMA and FHLMC into conservatorship. As the conservator, the FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC. FHFA selected a new chief executive officer and chairman of the board of directors for each of FNMA and FHLMC.

In connection with the conservatorship, the U.S. Department of the Treasury (the “U.S. Treasury”) entered into a Senior Preferred Stock Purchase Agreement with each of FNMA and FHLMC pursuant to which the U.S. Treasury will purchase up to an aggregate of $100 billion of each of FNMA and FHLMC to maintain a positive net worth in each enterprise. This agreement contains various covenants that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Treasury received $1 billion of each enterprise’s senior preferred securities and warrants to purchase 79.9% of each enterprise’s common stock.

On February 18, 2009, the U.S. Treasury announced that it was doubling the size of its commitment to each enterprise under the Senior Preferred Stock Program to $200 billion. The U.S. Treasury’s obligations under the Senior Preferred Stock Program are for an indefinite period of time for a maximum amount of $200 billion per enterprise. In 2009, the U.S. Treasury further amended the Senior Preferred Stock Purchase Agreement to allow the cap on the U.S. Treasury’s funding commitment to increase as necessary to accommodate any cumulative reduction in FNMA’s and FHLMC’s net worth through the end of 2012. In August 2012, the Senior Preferred Stock Purchase Agreement was further amended to, among other things, accelerate the wind down of the retained portfolio, terminate the requirement that FNMA and FHLMC each pay a 10% dividend annually on all amounts received under the funding commitment, and require the submission of an annual risk management plan to the U.S. Treasury.

FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remains liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. The Senior Preferred Stock Purchase Agreement is intended to enhance each of FNMA’s and FHLMC’s ability to meet its obligations. The FHFA has indicated that the conservatorship of each enterprise will end when the director of FHFA determines that FHFA’s plan to restore the enterprise to a safe and solvent condition has been completed.

Under the Federal Housing Finance Regulatory Reform Act of 2008 (the “Reform Act”), which was included as part of the Housing and Economic Recovery Act of 2008, FHFA, as conservator or receiver, has the power to repudiate any contract entered into by FNMA or FHLMC prior to FHFA’s appointment as conservator or receiver, as applicable, if FHFA determines, in its sole discretion, that performance of the contract is burdensome and that repudiation of the contract promotes the orderly administration of FNMA’s or FHLMC’s affairs. The Reform Act requires FHFA to exercise its right to repudiate any contract within a reasonable period of time after its appointment as conservator or receiver.

FHFA, in its capacity as conservator, has indicated that it has no intention to repudiate the guaranty obligations of FNMA or FHLMC because FHFA views repudiation as incompatible with the goals of the conservatorship. However, in the event that FHFA, as conservator or if it is later appointed as receiver for FNMA or FHLMC, were to repudiate any such guaranty obligation, the conservatorship or receivership estate, as applicable, would be liable for actual direct compensatory damages in accordance with the provisions of the Reform Act. Any such liability could be satisfied only to the extent of FNMA’s or FHLMC’s assets available therefor.

In the event of repudiation, the payments of interest to holders of FNMA or FHLMC mortgage-backed securities would be reduced if payments on the mortgage loans represented in the mortgage loan groups related to such mortgage-backed securities are not made by the borrowers or advanced by the servicer. Any actual direct compensatory damages for repudiating these guaranty obligations may not be sufficient to offset any shortfalls experienced by such mortgage-backed security holders.

Further, in its capacity as conservator or receiver, FHFA has the right to transfer or sell any asset or liability of FNMA or FHLMC without any approval, assignment or consent. Although FHFA has stated that it has no present intention to do so, if FHFA, as conservator or receiver, were to transfer any such guaranty obligation to another party, holders of FNMA or FHLMC mortgage-backed securities would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party.

In addition, certain rights provided to holders of mortgage-backed securities issued by FNMA and FHLMC under the operative documents related to such securities may not be enforced against FHFA, or enforcement of such rights may be delayed, during the conservatorship or any future receivership. The operative documents for FNMA and FHLMC mortgage-backed securities may provide (or with respect to securities issued prior to the date of the appointment of the conservator may have provided) that upon the occurrence of an event of default on the part of FNMA or FHLMC, in its capacity as guarantor, which includes the appointment of a conservator or receiver, holders of such mortgage-backed securities have the right to replace FNMA or FHLMC as trustee if the requisite percentage of mortgage-backed securities holders consent. The Reform Act prevents mortgage-backed security holders from enforcing such rights if the event of default arises solely because a conservator or receiver has been appointed. The Reform Act also provides that no person may exercise any right or power to terminate, accelerate or declare an event of default under certain contracts to which FNMA or FHLMC is a party, or obtain possession of or exercise control over any property of FNMA or FHLMC, or affect any contractual rights of FNMA or FHLMC, without the approval of FHFA, as conservator or receiver, for a period of 45 or 90 days following the appointment of FHFA as conservator or receiver, respectively.

FHFA and the White House have made public statements regarding plans to consider ending the conservatorships of FNMA and FHLMC. In the event that FNMA and FHLMC are taken out of conservatorship, it is unclear how the capital structure of FNMA and FHLMC would be constructed and what effects, if any, there may be on FNMA’s and FHLMC’s creditworthiness and guarantees of certain mortgage-backed securities. It is also unclear whether the U.S. Treasury would continue to enforce its rights or perform its obligations under the Senior Preferred Stock Programs. Should FNMA’s and FHLMC’s conservatorship end, there could be an adverse impact on the value of their securities, which could cause losses to the Fund.

In June 2019, under the Single Security Initiative, FNMA and FHLMC started issuing a uniform mortgage-backed security (“UMBS”) in place of their current offerings of TBA-eligible securities. The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The effects that the Single Security Initiative may have on the market for TBA and other mortgage backed securities are uncertain.

Collateralized Mortgage Obligations (“CMOs”)

A CMO is a debt obligation of a legal entity that is collateralized by mortgages and divided into classes. A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, semi-annually or on a monthly basis. CMOs may be collateralized by whole mortgage loans or private mortgage bonds, but are more typically collateralized by portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC, and their income streams.

CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. In the case of certain CMOs (known as “sequential pay” CMOs), payment of principal received from the pool of underlying mortgages, including prepayments, are applied to the classes of CMOs in the order of their respective final distribution dates. Thus, no payment of principal will be made to any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full.

In a typical CMO transaction, a corporation (“issuer”) issues multiple series (e.g., A, B, C, Z) of CMO bonds (“Bonds”). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begin to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage- or ABS.

As CMOs have evolved, some classes of CMO bonds have become more common. For example, the Fund may invest in parallel-pay and planned amortization class (“PAC”) CMOs and multi-class pass-through certificates. Parallel-pay CMOs and multi-class pass-through certificates are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO and multi-class pass-through structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PACs generally require payments of a specified amount of principal on each payment date. PACs are parallel-pay CMOs with the required principal amount on such securities having the highest priority after interest has been paid to all classes. Any CMO or multi-class pass-through structure that includes PAC securities must also have support tranches—known as support bonds, companion bonds or non-PAC bonds—which lend or absorb principal cash flows to allow the PAC securities to maintain their stated maturities and final distribution dates within a range of actual prepayment experience. These support tranches are subject to a higher level of maturity risk compared to other mortgage-related securities, and usually provide a higher yield to compensate investors. If principal cash flows are received in amounts outside a pre-determined range such that the support bonds cannot lend or absorb sufficient cash flows to the PAC securities as intended, the PAC securities are subject to heightened maturity risk. Consistent with the Fund’s investment objective and policies, it may invest in various tranches of CMO bonds, including support bonds.

CMO Residuals

CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses and any management fee of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the pre-payment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to pre-payments on the related underlying mortgage assets, in the same manner as an interest-only (“IO”) class of SMBSs. See “Stripped Mortgage-Backed Securities” below. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to SMBSs, in certain circumstances the Fund may fail to recoup fully its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or pursuant to an exemption therefrom, may not, have been registered under the Securities Act of 1933, as amended (the “1933 Act”). CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability and may be deemed “illiquid.”

Adjustable Rate Mortgage Backed Securities

Adjustable rate mortgage-backed securities (“ARMBSs”) have interest rates that reset at periodic intervals. Acquiring ARMBSs permits the Fund to participate in increases in prevailing current interest rates through periodic adjustments in the coupons of mortgages underlying the pool on which ARMBSs are based. Such ARMBSs generally have higher current yield and lower price fluctuations than is the case with more traditional fixed-income debt securities of comparable rating and maturity. In addition, when prepayments of principal are made on the underlying mortgages during periods of rising interest rates, the Fund can reinvest the proceeds of such prepayments at rates higher than those at which they were previously invested. Mortgages underlying most ARMBSs, however, have limits on the allowable annual or lifetime increases that can be made in the interest rate that the mortgagor pays. Therefore, if current interest rates rise above such limits over the period of the limitation, the Fund, when holding an ARMBS, does not benefit from further increases in interest rates. Moreover, when interest rates are in excess of coupon rates (i.e., the rates being paid by mortgagors) of the mortgages, ARMBSs behave more like fixed-income securities and less like adjustable rate securities and are subject to the risks associated with fixed-income securities. In addition, during periods of rising interest rates, increases in the coupon rate of adjustable rate mortgages generally lag current market interest rates slightly, thereby creating the potential for capital depreciation on such securities.

Stripped Mortgage-Backed Securities

SMBSs are derivative multi-class mortgage securities. SMBSs may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBSs are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the “IO” class), while the other class will receive all of the principal (the “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories. SMBSs may be deemed “illiquid.”

Other Mortgage-Related Securities

Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including mortgage dollar rolls, CMO residuals or SMBSs. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

Mortgage-related securities include, among other things, securities that reflect an interest in reverse mortgages. In a reverse mortgage, a lender makes a loan to a homeowner based on the homeowner’s equity in his or her home. While a homeowner must be age 62 or older to qualify for a reverse mortgage, reverse mortgages may have no income restrictions. Repayment of the interest or principal for the loan is generally not required until the homeowner dies, sells the home, or ceases to use the home as his or her primary residence.

There are three general types of reverse mortgages: (1) single-purpose reverse mortgages, which are offered by certain state and local government agencies and nonprofit organizations; (2) federally-insured reverse mortgages, which are backed by the U. S. Department of Housing and Urban Development; and (3) proprietary reverse mortgages, which are privately offered loans. A mortgage-related security may be backed by a single type of reverse mortgage. Reverse mortgage-related securities include agency and privately issued mortgage-related securities. The principal government guarantor of reverse mortgage-related securities is GNMA.

Reverse mortgage-related securities may be subject to risks different than other types of mortgage-related securities due to the unique nature of the underlying loans. The date of repayment for such loans is uncertain and may occur sooner or later than anticipated. The timing of payments for the corresponding mortgage-related security may be uncertain. Because reverse mortgages are offered only to persons 62 and older and there may be no income restrictions, the loans may react differently than traditional home loans to market events. Additionally, there can be no assurance that service providers to reverse mortgage trusts (RMTs) will diligently and appropriately execute their duties with respect to servicing such trusts. As a result, investors (which may include the Fund) in notes issued by RMTs may be deprived of payments to which they are entitled. This could result in losses to the Fund. Investors, including the Fund, may determine to pursue negotiations or legal claims or otherwise seek compensation from RMT service providers in certain instances. This may involve the Fund incurring costs and expenses associated with such actions.

Asset-Backed Securities

The Fund may invest in, or have exposure to, asset-backed securities (“ABS”), which are securities that represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool or pools of similar assets (e.g., trade receivables). ABS are created from many types of assets, including, but not limited to, auto loans, accounts receivable such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans. The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and/or enhancement provided. To protect ABS investors from the possibility that some borrowers could miss payments or even default on their loans, ABS include various forms of credit enhancement.

The underlying assets (e.g., loans) are subject to prepayments that shorten the securities’ weighted average maturity and may lower their return. If the credit support or enhancement is exhausted, losses or delays in payment may result if the required payments of principal and interest are not made. The value of these securities also may change because of changes in the market’s perception of the creditworthiness of the servicing agent for the pool, the originator of the pool, or the financial institution or trust providing the credit support or enhancement. Typically, there is no perfected security interest in the collateral that relates to the financial assets that support ABS. ABS have many of the same characteristics and risks as the mortgage backed securities described above.

The Fund may purchase or have exposure to commercial paper, including asset-backed commercial paper (“ABCP”), that is issued by structured investment vehicles or other conduits. These conduits may be sponsored by mortgage companies, investment banking firms, finance companies, hedge funds, private equity firms and special purpose finance entities. ABCP typically refers to a short-term debt security, the payment of which is supported by cash flows from underlying assets, or one or more liquidity or credit support providers, or both. Assets backing ABCP include credit card, car loan and other consumer receivables and home or commercial mortgages, including subprime mortgages. The repayment of ABCP issued by a conduit depends primarily on the cash collections received from the conduit’s underlying asset portfolio and the conduit’s ability to issue new ABCP. Therefore, there could be losses to the Fund if investing in ABCP in the event of credit or market value deterioration in the conduit’s underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing ABCP, or the conduit’s inability to issue new ABCP. To protect investors from these risks, ABCP programs may be structured with various protections, such as credit enhancement, liquidity support, and commercial paper stop-issuance and wind-down triggers. However, there can be no guarantee that these protections will be sufficient to prevent losses to investors in ABCP. Some ABCP programs provide for an extension of the maturity date of the ABCP if, on the related maturity date, the conduit is unable to access sufficient liquidity through the issue of additional ABCP. This may delay the sale of the underlying collateral and the Fund may incur a loss if the value of the collateral deteriorates during the extension period. Alternatively, if collateral for ABCP deteriorates in value, the collateral may be required to be sold at inopportune times or at prices insufficient to repay the principal and interest on the ABCP. ABCP programs may provide for the issuance of subordinated notes as an additional form of credit enhancement. The subordinated notes are typically of a lower credit quality and have a higher risk of default. To the extent the Fund purchases these subordinated notes, it will have a higher likelihood of loss than investors in the senior notes.

Some ABS, particularly home equity loan transactions, are subject to interest-rate risk and prepayment risk. A change in interest rates can affect the pace of payments on the underlying loans, which in turn, affects total return on the securities. ABS also carry credit or default risk. If many borrowers on the underlying loans default, losses could exceed the credit enhancement level and result in losses to investors in an ABS transaction. Finally, ABS have structure risk due to a unique characteristic known as early amortization, or early payout, risk. Built into the structure of most ABS are triggers for early payout, designed to protect investors from losses. These triggers are unique to each transaction and can include: a big rise in defaults on the underlying loans, a sharp drop in the credit enhancement level, or even the bankruptcy of the originator. Once early amortization begins, all incoming loan payments (after expenses are paid) are used to pay investors as quickly as possible based upon a predetermined priority of payment.

Collateralized Bond Obligations, Collateralized Loan Obligations and Other Collateralized Debt Obligations

The Fund may invest in each of CBOs, CLOs, other CDOs and other similarly structured securities. CBOs, CLOs and other CDOs are types of ABS. A CBO is a trust that is often backed by a diversified pool of high risk, below investment grade fixed-income securities. The collateral can be from many different types of fixed-income securities such as high-yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities and emerging market debt. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties. CBOs, CLOs and other CDOs may charge management fees and administrative expenses.

For CBOs, CLOs and other CDOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust, CLO trust or trust of another CDO typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO, CLO or other CDO tranches can experience substantial losses due to actual defaults, downgrades of the underlying collateral by rating agencies, forced liquidation of the collateral pool due to a failure of coverage tests, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO, CLO or other CDO securities as a class. Interest on certain tranches of a CDO may be paid in kind or deferred and capitalized (paid in the form of obligations of the same type rather than cash), which involves continued exposure to default risk with respect to such payments.

The risks of an investment in a CBO, CLO or other CDO depend largely on the type of the collateral securities and the class of the instrument in which the Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CBOs, CLOs and other CDOs may be characterized by the Fund as illiquid securities. However, an active dealer market may exist for CBOs, CLOs and other CDOs allowing them to qualify for transactions under Rule 144A of the 1933 Act. In addition to the normal risks associated with fixed-income securities discussed elsewhere in this Statement of Additional Information and the Prospectus (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates) and default risk), CBOs, CLOs and other CDOs carry additional risks that include, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the risk that the quality of the collateral may decline in value or default; (iii) the risk that the Fund may invest in CBOs, CLOs or other CDOs that are subordinate to other classes; (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results; (v) the investment return achieved by the Fund could be significantly different than those predicted by financial models; (vi) the lack of a readily available secondary market for CDOs; (vii) risk of forced “fire sale” liquidation due to technical defaults such as coverage test failures; and (viii) the CDO’s manager may perform poorly.

Foreign Securities

The Fund may invest without limit in instruments of corporate and other foreign issuers, and in instruments traded principally outside of the United States. The Fund may invest in sovereign and other debt securities issued by foreign governments and their respective sub-divisions, agencies or instrumentalities, government sponsored enterprises and supranational government entities. The Fund may also invest directly in foreign currencies, including local emerging market currencies.

The foreign securities in which the Fund may invest include without limit Eurodollar obligations and “Yankee Dollar” obligations. Eurodollar obligations are U.S. dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee Dollar obligations are U.S. dollar-denominated obligations issued in the U.S. capital markets by foreign banks. Eurodollar and Yankee Dollar obligations are generally subject to the same risks that apply to domestic debt issues, notably credit risk, interest rate risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee Dollar) obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of U.S. dollars, from flowing across its borders. Other risks include adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding or other taxes; and the expropriation or nationalization of foreign issuers.

The Fund may also invest in American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) or Global Depositary Receipts (“GDRs”). ADRs are U.S. dollar-denominated receipts issued generally by domestic banks and represent the deposit with the bank of a security of a non-U.S. issuer. EDRs are foreign currency-denominated receipts similar to ADRs and are issued and traded in Europe, and are publicly traded on exchanges or over-the-counter (“OTC”) in the United States. GDRs may be offered privately in the United States and also trade in public or private markets in other countries. ADRs, EDRs and GDRs may be issued as sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities trade in the form of ADRs, EDRs or GDRs. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program.

Investing in non-U.S. securities involves special risks and considerations not typically associated with investing in U.S. securities. These include: differences in accounting, auditing and financial reporting standards, generally higher commission rates on non-U.S. portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country), market disruption, the possibility of security suspensions, political instability which can affect U.S. investments in non-U.S. countries and potential restrictions on the flow of international capital. In addition, foreign securities and the Fund’s income in respect of those securities may be subject to foreign taxes, including taxes withheld from payments on those securities, which would reduce the Fund’s return on such securities. Non-U.S. securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Changes in foreign exchange rates will affect the value of those securities that are denominated or quoted in currencies other than the U.S. dollar. The currencies of non-U.S. countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund.

Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of the debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy toward the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities may also depend on expected disbursements from foreign governments, multilateral agencies and others to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt (including the Fund) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

The investments in foreign currency denominated debt obligations and hedging activities by the Fund will likely produce a difference between the Fund’s book income and its taxable income. This difference may cause a portion of the Fund’s income distributions to constitute returns of capital for tax purposes or require the Fund to make distributions exceeding book income to qualify as a regulated investment company (“RIC”) for U.S. federal tax purposes. The Fund’s investments in non-U.S. securities may increase or accelerate the amount of ordinary income recognized by stockholders. See “Taxation.”

Euro- and European Union-related risks. The global economic crisis brought several small economies in Europe to the brink of bankruptcy and many other economies into recession and weakened the banking and financial sectors of many European countries. For example, the governments of Greece, Spain, Portugal, and the Republic of Ireland have all experienced large public budget deficits, the effects of which are still yet unknown and may slow the overall recovery of the European economies from the global economic crisis. In addition, due to large public deficits, some European countries may be dependent on assistance from other European governments and institutions or other central banks or supranational agencies such as the International Monetary Fund. Assistance may be dependent on a country’s implementation of reforms or reaching a certain level of performance. Failure to reach those objective or an insufficient level of assistance could result in a deep economic downturn which could significantly affect the value of the Fund’s European investments.

The Economic and Monetary Union of the European Union (“EMU”) is comprised of the European Union members that have adopted the euro currency. By adopting the euro as its currency, a member state relinquishes control of its own monetary policies. As a result, European countries are significantly affected by fiscal and monetary policies implemented by the EMU and European Central Bank. The euro currency may not fully reflect the strengths and weaknesses of the various economies that comprise the EMU and Europe generally.

It is possible that one or more EMU member countries could abandon the euro and return to a national currency and/or that the euro will cease to exist as a single currency in its current form. The effects of such an abandonment or a country’s forced expulsion from the euro on that country, the rest of the EMU, and global markets are impossible to predict, but are likely to be negative. The exit of any country out of the euro may have an extremely destabilizing effect on other Eurozone countries and their economies and a negative effect on the global economy as a whole. Such an exit by one country may also increase the possibility that additional countries may exit the euro should they face similar financial difficulties. In addition, in the event of one or more countries’ exit from the euro, it may be difficult to value investments denominated in euros or in a replacement currency.

In a public referendum in June 2016, the United Kingdom voted to leave the European Union in a process now commonly referred to as “Brexit”. On January 31, 2020, the United Kingdom officially withdrew from the European Union and entered into a transition period until December 31, 2020, during which the United Kingdom will effectively remain in the European Union from an economic perspective but will no longer have political representation in the European Union parliament. During the transition period, the United Kingdom and European Union has sought to negotiate and finalize a new trade agreement, but the parties have yet to agree on a deal. It is possible that the transition period could be extended for up to two years. There is considerable uncertainty surrounding the outcome of the negotiations for a new trade agreement, including whether that parties will be able to agree and implement a new trade agreement or what the nature of such trade arrangement will be and the impact of Brexit on the United Kingdom, the European Union and the broader global economy may be significant. As a result of the political divisions within the United Kingdom and between the United Kingdom and the European Union that the referendum vote and the negotiations have highlighted and the uncertain consequences of Brexit, the United Kingdom and European economies and the broader global economy could be significantly impacted, which may result in increased volatility and illiquidity and potentially lower economic growth on markets in the United Kingdom, Europe and globally, which could potentially have an adverse effect on the value of a Fund’s investments. In addition to concerns related to the effect of Brexit, that referendum may inspire similar initiatives in other European Union member countries, producing further risks for global financial markets.

Redenomination Risk. Continuing uncertainty as to the status of the euro and the EMU has created significant volatility in currency and financial markets generally. Any partial or complete dissolution of the EMU could have significant adverse effects on currency and financial markets, and on the values of the Fund’s portfolio investments. If one or more EMU countries were to stop using the euro as its primary currency, the Fund’s investments in such countries may be redenominated into a different or newly adopted currency. As a result, the value of those investments could decline significantly and unpredictably. In addition, securities or other investments that are redenominated may be subject to foreign currency risk, liquidity risk and valuation risk to a greater extent than similar investments currently denominated in euros. To the extent a currency used for redenomination purposes is not specified in respect of certain EMU-related investments, or should the euro cease to be used entirely, the currency in which such investments are denominated may be unclear, making such investments particularly difficult to value or dispose of. The Fund may incur additional expenses to the extent it is required to seek judicial or other clarification of the denomination or value of such securities. There can be no assurance that if the Fund earns income or capital gains in a non-U.S. country or the Adviser otherwise seeks to withdraw the Fund’s investments from a given country, capital controls imposed by such country will not prevent, or cause significant expense in, doing so.

Foreign Currency Transactions

The Fund may purchase and sell foreign currency options and foreign currency futures contracts and related options, and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through forward currency contracts (“forwards”). The Fund may engage in these transactions in order to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities or because the Adviser believes a currency to which the Fund is exposed is overvalued. The Fund may also use foreign currency options, foreign currency forward contracts, foreign currency futures and foreign spot transactions to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another.

A forward contract involves an obligation to purchase or sell a certain amount of a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts may be bought or sold to protect the Fund against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar or to increase exposure to a particular foreign currency. Open positions in forwards used for non-hedging purposes will be covered by the segregation with the Fund’s custodian of assets determined to be liquid, and are marked to market daily. Although forwards may be used to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase. Forwards are used primarily to adjust the foreign exchange exposure of the Fund with a view to protecting the outlook, and the Fund might be expected to enter into such contracts under the following circumstances:

•	When the Adviser desires to lock in the U.S. dollar price on the purchase or sale of a security denominated in a foreign currency.

•

If a particular currency is expected to decrease against another currency, the Fund may sell the currency expected to decrease and purchase a currency which is expected to increase against the currency sold in an amount approximately equal to some or all of the Fund’s exposure to the currency sold.

•

If the Adviser wants to eliminate substantially all of the risk of owning a particular currency, and/or if the Adviser thinks that the Fund can benefit from price appreciation in a given country’s bonds but does not want to hold the currency, it may employ a direct hedge back into the U.S. dollar. In either case, the Fund would enter into a forward contract to sell the currency to which the Fund is exposed through the security and purchase U.S. dollars at an exchange rate established at the time it initiated the contract. The cost of the direct hedge transaction may offset most, if not all, of the yield advantage offered by the foreign security, but the Fund would hope to benefit from an increase (if any) in the value of the security.

•

The Fund might choose to use a proxy hedge, which may be less costly than a direct hedge. In this case, the Fund, having purchased a security, will sell a currency whose value is believed to be closely linked to the currency to which the Fund is exposed through the security. Interest rates prevailing in the country whose currency was sold would be expected to be closer to those in the United States and lower than those of securities denominated in the currency of the original holding. This type of hedging entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired as proxies and the relationships can be very unstable at times.

•

When the Fund purchases a foreign (non-U.S.) bond with a higher interest rate than is available on U.S. bonds of a similar maturity, the additional yield on the foreign (non-U.S.) bond could be substantially reduced or lost if the Fund were to enter into a direct hedge by selling the foreign currency and purchasing the U.S. dollar. This is what is known as the “cost” of hedging. Proxy hedging attempts to reduce this cost through an indirect hedge back to the U.S. dollar.

It is important to note that hedging costs are treated as capital transactions and are not, therefore, deducted from the Fund’s dividend distribution and are not reflected in its yield. Instead such costs will, over time, be reflected in the Fund’s net asset value per share.

The Fund may enter into foreign currency transactions as a substitute for cash investments and for other investment purposes not involving hedging, including, without limitation, to exchange payments received in a foreign currency into U.S. dollars or in anticipation of settling a transaction that requires the Fund to deliver a foreign currency.

The forecasting of currency market movement is extremely difficult, and whether any hedging strategy will be successful is highly uncertain. Moreover, it is impossible to forecast with precision the market value of portfolio securities at the expiration of a foreign currency forward contract. Accordingly, the Fund may be required to buy or sell additional currency on the spot market (and bear the expense of such transaction) if the Adviser’s predictions regarding the movement of foreign currency or securities markets prove inaccurate. Also, foreign currency transactions, like currency exchange rates, can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments. Such events may prevent or restrict the Fund’s ability to enter into foreign currency transactions, force the Fund to exit a foreign currency transaction at a disadvantageous time or price or result in penalties for the Fund, any of which may result in a loss to the Fund. In addition, the use of cross-hedging transactions may involve special risks, and may leave the Fund in a less advantageous position than if such a hedge had not been established. Because foreign currency forward contracts are privately negotiated transactions, there can be no assurance that the Fund will have flexibility to roll-over a foreign currency forward contract upon its expiration if it desires to do so. Additionally, there can be no assurance that the other party to the contract will perform its services thereunder. Under definitions adopted by the U.S. Commodity Futures Trading Commission (the “CFTC”) and the SEC, many non-deliverable foreign currency forwards are considered swaps for certain purposes, including determination of whether such instruments need to be exchange-traded and centrally cleared. These changes are expected to reduce counterparty risk as compared to bi-laterally negotiated contracts.

The Fund may hold a portion of its assets in bank deposits denominated in foreign currencies, so as to facilitate investment in foreign securities as well as to protect against currency fluctuations and the need to convert such assets into U.S. dollars (thereby also reducing transaction costs). To the extent these monies are converted back into U.S. dollars, the value of the assets so maintained will be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations.

Tax Consequences of Hedging and other Foreign Currency Transactions. Foreign currency gains are generally treated as qualifying income for purposes of the 90% gross income test described under “Taxation” below. However, it is possible the Internal Revenue Service (“IRS”) could issue contrary regulations with respect to foreign currency gains that are not directly related to a RIC’s principal business of investing in stocks or securities (or options or futures with respect to stocks or securities), and such regulations could apply retroactively. Such regulations, if issued, could limit the ability of the Fund to enter into the foreign currency transactions described above or could bear adversely on the Fund’s ability to qualify as a regulated investment company. In addition, hedging transactions may result in the application of the mark-to-market and straddle provisions of the Internal Revenue Code of 1986, as amended (the “Code”). Those provisions could affect the amount, timing or character of dividends paid by the Fund, including whether dividends paid by the Fund are classified as capital gains or ordinary income.

High Yield Securities (“Junk Bonds”)

The Fund may invest in debt instruments that are rated below investment grade (below Baa3 by Moody’s or below BBB- by either S&P or Fitch) or unrated but determined by the Adviser to be of comparable quality. The Fund may invest in debt securities of stressed and distressed issuers, including securities that are in default. Below investment grade securities are commonly referred to as “high yield” securities or “junk bonds.” High yield securities involve a greater degree of risk (in particular, a greater risk of default) than, and special risks in addition to the risks associated with, investment grade debt obligations. While offering a greater potential opportunity for capital appreciation and higher yields, high yield securities typically entail greater potential price volatility and may be less liquid than higher-rated securities. High yield securities may be regarded as predominantly speculative with respect to the issuer’s continuing ability to make timely principal and interest payments. They also may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities. Debt securities in the lowest investment grade category also may be considered to possess some speculative characteristics by certain ratings agencies.

The market values of high yield securities tend to reflect individual developments of the issuer to a greater extent than do higher-quality securities, which tend to react mainly to fluctuations in the general level of interest rates. In addition, lower-quality debt securities tend to be more sensitive to general economic conditions. Certain emerging market governments that issue high yield securities in which the Fund may invest are among the largest debtors to commercial banks, foreign governments and supranational organizations, such as the World Bank, and may not be able or willing to make principal and/or interest payments as they come due.

Convertible Securities

The Fund may invest in convertible securities, which may offer higher income than the common stocks into which they are convertible. A convertible debt security is a bond, debenture, note, or other security that entitles the holder to acquire common stock or other equity securities of the same or a different issuer. A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt securities or preferred securities. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security. Convertible securities are subordinate in rank to any senior debt obligations of the issuer, and, therefore, an issuer’s convertible securities entail more risk than its debt obligations. Convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar credit quality because of the potential for capital appreciation. In addition, convertible securities are often lower-rated securities.

Because of the conversion feature, the price of the convertible security will normally fluctuate in some proportion to changes in the price of the underlying asset, and as such is subject to risks relating to the activities of the issuer and/or general market and economic conditions. The income component of a convertible security may tend to cushion the security against declines in the price of the underlying asset. However, the income component of convertible securities causes fluctuations based upon changes in interest rates and the credit quality of the issuer. If the convertible security’s “conversion value,” which is the market value of the underlying common stock that would be obtained upon the conversion of the convertible security, is substantially below the “investment value,” which is the value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield), the price of the convertible security is typically governed principally by its investment value. If the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the value of the security will typically be principally influenced by its conversion value. A convertible security generally sells at a premium over its conversion value to the extent investors place value on the right to acquire the underlying common stock while holding an income-producing security.

A convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by the Fund is called for redemption, the Fund would be required to permit the issuer to redeem the security and convert it to underlying common stock, or would sell the convertible security to a third party, which may have an adverse effect on the Fund’s ability to achieve its investment objective. The Fund generally would invest in convertible securities for their favorable price characteristics and total return potential and would normally not exercise an option to convert unless the security is called or conversion is forced.

The Fund may invest in so-called “synthetic convertible securities,” which are composed of two or more different securities whose investment characteristics, taken together, resemble those of convertible securities. A third party may create a “synthetic” convertible security by combining separate securities that possess the two principal characteristics of a traditional convertible security, i.e., an income-producing security (“income-producing component”) and the right to acquire an equity security (“convertible component”). The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred securities and money market instruments, which may be represented by derivative instruments. The convertible component is achieved by investing in securities or instruments such as warrants or options to buy common stock at a certain exercise price, or options on a stock index. Unlike a traditional convertible security, which is a single security having a unitary market value, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the “market value” of a synthetic convertible security is the sum of the values of its income-producing component and its convertible component. For this reason, the values of a synthetic convertible security and a traditional convertible security may respond differently to market fluctuations.

More flexibility is possible in the assembly of a synthetic convertible security than in the purchase of a convertible security. Although synthetic convertible securities may be selected where the two components are issued by a single issuer, thus making the synthetic convertible security similar to the traditional convertible security, the character of a synthetic convertible security allows the combination of components representing distinct issuers, when the Adviser believes that such a combination may better achieve the Fund’s investment objective. A synthetic convertible security also is a more flexible investment in that its two components may be purchased separately. For example, the Fund may purchase a warrant for inclusion in a synthetic convertible security but temporarily hold short-term investments while postponing the purchase of a corresponding bond pending development of more favorable market conditions.

A holder of a synthetic convertible security faces the risk of a decline in the price of the security or the level of the index or security involved in the convertible component, causing a decline in the value of the security or instrument, such as a call option or warrant purchased to create the synthetic convertible security. Should the price of the stock fall below the exercise price and remain there throughout the exercise period, the entire amount paid for the call option or warrant would be lost. Because a synthetic convertible security includes the income-producing component as well, the holder of a synthetic convertible security also faces the risk that interest rates will rise, causing a decline in the value of the income-producing component.

The Fund also may purchase synthetic convertible securities created by other parties, including convertible structured notes. Convertible structured notes are income-producing debentures linked to equity, and are typically issued by investment banks. Convertible structured notes have the attributes of a convertible security; however, the investment bank that issues the convertible note, rather than the issuer of the underlying common stock into which the note is convertible, assumes credit risk associated with the underlying investment, and the Fund in turn assumes credit risk associated with the convertible note.

Contingent Convertible Instruments. Contingent convertible securities (“CoCos”) are a form of hybrid debt security issued primarily by non-U.S. issuers, which have loss absorption mechanisms built into their terms. CoCos have no stated maturity, have fully discretionary coupons and are typically issued in the form of subordinated debt instruments. CoCos generally either convert into common stock of the issuer or have their principal written down upon the occurrence of certain triggering events (“triggers”) linked to regulatory capital thresholds or regulatory actions calling into question the issuing banking institution’s continued viability as a going-concern. In certain scenarios, investors in CoCos may suffer a loss of capital ahead of equity holders or when equity holders do not. There is no guarantee that the Fund will receive a return of principal on CoCos. Any indication that an automatic write-down or conversion event may occur can be expected to have an adverse effect on the market price of CoCos. CoCos are often rated below investment grade and are subject to the risks of high yield securities. Because CoCos are issued primarily by financial institutions, CoCos may present substantially increased risks at times of financial turmoil, which could affect financial institutions more than companies in other sectors and industries. Further, the value of an investment in CoCos is unpredictable and will be influenced by many factors and risks, including interest rate risk, credit risk, market risk and liquidity risk. An investment by the Fund in CoCos may result in losses to the Fund.

Some additional risks associated with CoCos include, but are not limited to:

•

Loss absorption risk. CoCos may be subject to an automatic write-down (i.e., the automatic write-down of the principal amount or value of the securities, potentially to zero, and the cancellation of the securities) under certain circumstances, which could result in the Fund losing a portion or all of its investment in such securities. In addition, the Fund may not have any rights with respect to repayment of the principal amount of the securities that has not become due or the payment of interest or dividends on such securities for any period from (and including) the interest or dividend payment date falling immediately prior to the occurrence of such automatic write-down. An automatic write-down could also result in a reduced income rate if the dividend or interest payment is based on the security’s par value. In addition, CoCos have fully discretionary coupons. This means coupons can potentially be cancelled at the issuer’s discretion or at the request of the relevant regulatory authority in order to help the issuer absorb losses and may be suspended in the event there are insufficient distributable reserves.

•

Subordinated instruments. CoCos will, in the majority of circumstances, be issued in the form of subordinated debt instruments in order to provide the appropriate regulatory capital treatment prior to a conversion. Accordingly, in the event of liquidation, dissolution or winding-up of an issuer prior to a conversion having occurred, the rights and claims of the holders of the CoCos, such as the Fund, against the issuer in respect of or arising under the terms of the CoCos shall generally rank junior to the claims of all holders of unsubordinated obligations of the issuer. In addition, if the CoCos are converted into the issuer’s underlying equity securities following a conversion event (i.e., a “trigger”), each holder will be subordinated due to their conversion from being the holder of a debt instrument to being the holder of an equity instrument.

•

Market value will fluctuate based on unpredictable factors. The trading behavior of a given issuer’s CoCos may be strongly impacted by the trading behavior of other issuers’ CoCos, such that negative information from an unrelated CoCo may cause a decline in value of one or more CoCos held by the Fund. Accordingly, the trading behavior of CoCos may not follow the trading behavior of other similarly structured securities. The value of CoCos is unpredictable and could be influenced by many factors including, without limitation: (i) the creditworthiness of the issuer and/or fluctuations in such issuer’s applicable capital ratios; (ii) supply and demand for the CoCos; (iii) general market conditions and available liquidity; and (iv) economic, financial and political events that affect the issuer, its particular market or the financial markets in general.

Equity Securities

The Fund will not normally invest directly in common stocks of operating companies. However, the Fund may own and hold common stocks of operating companies in its portfolio from time to time in connection with a corporate action, the restructuring of a debt instrument, or through the conversion of a convertible security held by the Fund.

The market price of common stocks and other equity securities may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally, particular industries represented in those markets, or the issuer itself. The values of equity securities may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed-income securities. These risks are generally magnified in the case of equity investments in distressed companies.

Derivative Instruments

The Fund may, but is not required to, utilize various derivative strategies (both long and short positions) involving the purchase or sale of futures and forward contracts (including foreign currency exchange contracts), call and put options, credit default swaps, total return swaps, basis swaps and other swap agreements and other derivative instruments for investment purposes, leveraging purposes or in an attempt to hedge against market, credit, interest rate, currency and other risks in the portfolio.

Generally, derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index and may relate to, among other things, stocks, bonds, interest rates, currencies or currency exchange rates, commodities, related indexes and other assets. The following describes certain derivative instruments and products in which the Fund may invest and risks associated therewith. The derivatives market is always changing and the Fund may invest in derivatives other than those shown below.

In pursuing its investment objective, the Fund may, to the extent permitted by its investment objective and policies, purchase and sell (write) both put options and call options on securities, swap agreements, securities indexes, commodity indexes and foreign currencies, and enter into interest rate, foreign currency, index and commodity futures contracts and purchase and sell options on such futures contracts (“futures options”) for hedging purposes or as part of their overall investment strategies. The Fund also may purchase and sell foreign currency options for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The Fund also may enter into swap agreements with respect to interest rates, commodities, indexes of securities or commodities, and to the extent it may invest in foreign currency denominated securities, may enter into swap agreements with respect to foreign currencies.

The Fund may invest in structured notes. If other types of financial instruments, including other types of options, futures contracts, or futures options are traded in the future, the Fund may also use those instruments, provided that their use is consistent with the Fund’s investment objective.

The value of some derivative instruments in which the Fund invests may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Fund, the ability of the Fund to successfully utilize these instruments may depend in part upon the ability of the Adviser to forecast interest rates and other economic factors correctly. If the Adviser incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Fund could be exposed to additional, unforeseen risks, including the risk of loss.

The Fund might not employ any of the strategies described below, and no assurance can be given that any strategy used will succeed. If the Adviser incorrectly forecasts interest rates, market values or other economic factors in using a derivatives strategy for the Fund, the Fund might have been in a better position if it had not entered into the transaction at all. The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments, and the possible inability of the Fund to close out or to liquidate its derivatives positions. In addition, the Fund’s use of such instruments may cause the Fund to realize higher amounts of short-term capital gains (generally subject to tax when distributed to stockholders at ordinary income tax rates) than if it had not used such instruments. If the Fund gains exposure to an asset class using derivative instruments backed by a collateral portfolio of fixed-income instruments, changes in the value of the fixed-income instruments may result in greater or lesser exposure to that asset class than would have resulted from a direct investment in securities comprising that asset class.

Participation in the markets for derivative instruments involves investment risks and transaction costs to which the Fund may not be subject absent the use of these strategies. The skills needed to successfully execute derivative strategies may be different from those needed for other types of transactions. If the Fund incorrectly forecasts the value and/or creditworthiness of securities, currencies, interest rates, counterparties or other economic factors involved in a derivative transaction, the Fund might have been in a better position if the Fund had not entered into such derivative transaction. In evaluating the risks and contractual obligations associated with particular derivative instruments, it is important to consider that certain derivative transactions may be modified or terminated only by mutual consent of the Fund and its counterparty and certain derivative transactions may be terminated by the counterparty or the Fund, as the case may be, upon the occurrence of certain Fund-related or counterparty-related events, which may result in losses or gains to the Fund based on the market value of the derivative transactions entered into between the Fund and the counterparty. In addition, such early terminations may result in taxable events and accelerate gain or loss recognition for tax purposes. It may not be possible for the Fund to modify, terminate, or offset the Fund’s obligations or the Fund’s exposure to the risks associated with a derivative transaction prior to its termination or maturity date, which may create a possibility of increased volatility and/or decreased liquidity to the Fund. Upon the expiration or termination of a particular contract, the Fund may wish to retain the Fund’s position in the derivative instrument by entering into a similar contract, but may be unable to do so if the counterparty to the original contract is unwilling to enter into the new contract and no other appropriate counterparty can be found, which could cause the Fund not to be able to maintain certain desired investment exposures or not to be able to hedge other investment positions or risks, which could cause losses to the Fund. Furthermore, after such an expiration or termination of a particular contract, the Fund may have fewer counterparties with which to engage in additional derivative transactions, which could lead to potentially greater counterparty risk exposure to one or more counterparties and which could increase the cost of entering into certain derivatives. In such cases, the Fund may lose money.

The Fund may engage in investment strategies, including the use of derivatives, to, among other things, seek to generate current, distributable income without regard to possible declines in the Fund’s net asset value. The Fund’s income and gain-generating strategies, including certain derivatives strategies, may generate current, distributable income, even if such strategies could potentially result in declines in the Fund’s net asset value. The Fund’s income and gain-generating strategies, including certain derivatives strategies, may generate current income and gains taxable as ordinary income sufficient to support quarterly distributions even in situations when the Fund has experienced a decline in net assets due to, for example, adverse changes in the broad U.S. or non-U.S. equity markets or the Fund’s debt investments, or arising from its use of derivatives. Consequently, stockholders may receive distributions subject to tax at ordinary income rates at a time when their investment in the Fund has declined in value, which may be economically similar to a taxable return of the stockholder’s investment in the Fund.

Also, suitable derivative and/or hedging transactions may not be available in all circumstances, and there can be no assurance that the Fund will be able to identify or employ a desirable derivative and/or hedging transaction at any time or from time to time or, if a strategy is used, that it will be successful.

Recent legislative and regulatory reforms have resulted in new clearing, margin, reporting and registration requirements for participants in the derivatives market. While the ultimate impact is not yet clear, these changes could restrict and/or impose significant costs or other burdens upon the Fund’s ability to participate in derivatives transactions. Similarly, these changes could impose limits or restrictions on the counterparties with which the Fund engages in derivatives transactions. As a result, the Fund may be unable to use certain derivative instruments or otherwise execute its investment strategy. These risks may be particularly acute to the extent the Fund use commodity-related derivative instruments.

Options on Securities and Indexes. The Fund may, to the extent specified herein or in the Prospectus, purchase and sell both put and call options on equity, fixed-income or other securities or indexes in standardized contracts traded on foreign or domestic securities exchanges, boards of trade, or similar entities, or quoted on the National Association of Securities Dealers Automated Quotations (“NASDAQ”) System or on a regulated foreign OTC market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer. Among other reasons, the Fund may purchase put options to protect holdings in an underlying or related security against a decline in market value, and may purchase call options to protect against increases in the prices of securities it intends to purchase pending its ability to invest in such securities in an orderly manner.

An option on a security (or index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price, often at any time during the term of the option for American options or only at expiration for European options. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price (in the case of a call) or to pay the exercise price upon delivery of the underlying security (in the case of a put). Certain put options written by the Fund, which counterparties may use as a source of liquidity, may be structured to have an exercise price that is less than the market value of the underlying securities that would be received by the Fund. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. An index is designed to reflect features of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.

If an option written by the Fund expires unexercised, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by the Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires. In addition, the Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. Prior to the exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series.

The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

The premium paid for a put or call option purchased by the Fund is an asset of the Fund. The premium received for an option written by the Fund is recorded as a deferred credit. The value of an option purchased or written is marked to market daily and is valued in accordance with the Fund’s valuation policies and procedures. See “Net Asset Value” below.

The Fund may write covered straddles consisting of a combination of a call and a put written on the same underlying security. A straddle will be covered when sufficient liquid assets are deposited to meet the Fund’s immediate obligations. The Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Fund will also segregate or “earmark” liquid assets equivalent to the amount, if any, by which the put is “in the money.”

Risks Associated with Options on Securities and Indexes. There are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option often has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. To the extent the Fund writes a put option, the Fund has assumed the obligation during the option period to purchase the underlying investment from the put buyer at the option’s exercise price if the put buyer exercises its option, regardless of whether the value of the underlying investment falls below the exercise price. This means that the Fund that writes a put option may be required to take delivery of the underlying investment and make payment for such investment at the exercise price. This may result in losses to the Fund and may result in the Fund holding the underlying investment for some period of time when it is disadvantageous to do so.

If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.

There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. If the Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

If trading were suspended in an option purchased by the Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by the Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund’s securities during the period the option was outstanding.

To the extent that the Fund writes a call option on a security it holds in its portfolio and intends to use such security as the sole means of “covering” its obligation under the call option, the Fund has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security above the exercise price during the option period, but, as long as its obligation under such call option continues, has retained the risk of loss should the price of the underlying security decline. If the Fund were unable to close out such a call option, the Fund would not be able to sell the underlying security unless the option expired without exercise.

Foreign Currency Options. To the extent the Fund invests in foreign currency-denominated securities, it may buy or sell put and call options on foreign currencies as a hedge against changes in the value of the U.S. dollar (or another currency) in relation to a foreign currency in which the Fund’s securities may be denominated. In addition, each of the Fund may buy or sell put and call options on foreign currencies either on exchanges or in the OTC market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the Fund to reduce foreign currency risk using such options. OTC options differ from traded options in that they are bilateral contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options. Under definitions adopted by the CFTC and SEC, many foreign currency options are considered swaps for certain purposes, including determination of whether such instruments need to be exchange-traded and centrally cleared as discussed further in “Risks of Government Regulation of Derivatives.”

Futures Contracts and Options on Futures Contracts. A futures contract is an agreement to buy or sell a security or other asset for a set price on a future date. These contracts are traded on exchanges, so that, in most cases, a party can close out its position on the exchange for cash, without delivering the underlying security or other underlying asset. An option on a futures contract gives the holder of the option the right to buy or sell a position in a futures contract from or to the writer of the option, at a specified price and on or before a specified expiration date. The Fund may invest in futures or options on futures with respect to interest rates, foreign currencies, securities or commodity indexes. The Fund may invest in foreign exchange futures contracts and options thereon (“futures options”) that are traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system as an adjunct to their securities activities. In addition, the Fund may purchase and sell futures contracts on various securities indexes (“Index Futures”) and related options for hedging purposes and for investment purposes. The Fund purchase and sale of Index Futures is limited to contracts and exchanges which have been approved by the CFTC. Through the use of Index Futures and related options, the Fund may diversify risk in its portfolio without incurring the substantial brokerage costs which may be associated with investment in the securities of multiple issuers. The Fund may also avoid potential market and liquidity problems which may result from increases in positions already held by the Fund.

An interest rate, commodity, foreign currency or index futures contract provides for the future sale or purchase of a specified quantity of a financial instrument, commodity, foreign currency or the cash value of an index at a specified price and time. An Index Future is an agreement pursuant to which a party agrees to take or make delivery of an amount of cash equal to the difference between the value of a securities index (“Index”) at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an Index might be a function of the value of certain specified securities, no physical delivery of these securities is made. A unit is the value of the relevant Index from time to time. Entering into a contract to buy units is commonly referred to as buying or purchasing a contract or holding a long position in an Index. Index Futures contracts can be traded through all major commodity brokers. The Fund will ordinarily be able to close open positions on the futures exchange on which Index Futures are then traded at any time up to and including the expiration day. As described below, the Fund will be required to segregate initial margin in the name of the futures broker upon entering into an Index Future. Variation margin will be paid to and received from the broker on a daily basis as the contracts are marked to market. For example, when the Fund has purchased an Index Future and the price of the relevant Index has risen, that position will have increased in value and the Fund will receive from the broker a variation margin payment equal to that increase in value. Conversely, when the Fund has purchased an Index Future and the price of the relevant Index has declined, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker.

The Fund may close open positions on the futures exchanges on which Index Futures are traded at any time up to and including the expiration day. All positions which remain open at the close of the last Business Day of the contract’s life are required to settle on the next Business Day (based upon the value of the relevant index on the expiration day), with settlement made with the appropriate clearing house. Positions in Index Futures may be closed out by the Fund only on the futures exchanges upon which the Index Futures are then traded.

A public market exists in futures contracts covering a number of indexes as well as financial instruments and foreign currencies, including, but not limited to: the S&P 500; the S&P Midcap 400; the Nikkei 225; the Markit CDX credit index; the iTraxx credit index; U.S. Treasury bonds; U.S. Treasury notes; U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; the British pound; the Japanese yen; the Swiss franc; the Mexican peso; and certain multinational currencies, such as the euro. It is expected that other futures contracts will be developed and traded in the future. Certain futures contracts on indexes, financial instruments or foreign currencies may represent new investment products that lack track records.

The Fund might use financial futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the Fund’s securities or the price of the securities which the Fund intends to purchase. The Fund’s hedging activities may include sales of futures contracts as an offset against the effect of expected increases in interest rates, and purchases of futures contracts as an offset against the effect of expected declines in interest rates. Although other techniques could be used to reduce the Fund’s exposure to interest rate fluctuations, the Fund may be able to hedge its exposure more effectively and perhaps at a lower cost by using futures contracts and futures options.

The Fund may also invest in commodity futures contracts and options thereon. A commodity futures contract is an agreement to buy or sell a commodity, such as an energy, agricultural or metal commodity at a later date at a price and quantity agreed-upon when the contract is bought or sold.

The Fund may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. A call option is “in the money” if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is “in the money” if the exercise price exceeds the value of the futures contract that is the subject of the option.

The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. Margin requirements on foreign exchanges may be different than U.S. exchanges. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Fund expects to earn interest income on its initial margin deposits. A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking to market.” Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, the Fund will mark to market its open futures positions.

The Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

Although some futures contracts call for making or taking delivery of the underlying securities or commodities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (i.e., with the same exchange, underlying security or index, and delivery month). Closing out a futures contract sale is effected by purchasing an offsetting futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date. If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss.

Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. Any transaction costs must also be included in these calculations.

The Fund may write covered straddles consisting of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet the Fund’s immediate obligations. The Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is “in the money.”

Commodity Pool Operators and Commodity Trading Advisors. The CFTC has adopted regulations that subject registered investment companies and their investment advisers to regulation by the CFTC if the registered investment company invests more than a prescribed level of its liquidation value in futures, options on futures or commodities, swaps, or other financial instruments regulated under the Commodity Exchange Act (“CEA”) and the rules thereunder (“commodity interests”), or if the Fund markets itself as providing investment exposure to such instruments. The Adviser is registered with the CFTC as a “commodity pool operator” (“CPO”) however, with respect to the Fund, the Adviser has claimed an exclusion from registration as a CPO pursuant to CFTC Rule 4.5. For the Adviser to remain eligible for this exclusion, the Fund must comply with certain limitations, including limits on its ability to use any commodity interests and limits on the manner in which the Fund holds out its use of such commodity interests. These limitations may restrict the Fund’s ability to pursue its investment objective and strategies, increase the costs of implementing its strategies, result in higher expenses for the Fund, and/or adversely affect the Fund’s total return.

Risks Associated with Futures and Futures Options. There are several risks associated with the use of futures contracts and futures options as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. Some of the risk may be caused by an imperfect correlation between movements in the price of the futures contract and the price of the security or other investment being hedged. The hedge will not be fully effective where there is such imperfect correlation. Also, an incorrect correlation could result in a loss on both the hedged securities in the Fund and the hedging vehicle, so that the portfolio return might have been greater had hedging not been attempted. For example, if the price of the futures contract moves more than the price of the hedged security, the Fund would experience either a loss or gain on the future which is not completely offset by movements in the price of the hedged securities. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objective. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. To compensate for imperfect correlations, the Fund may purchase or sell futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the futures contracts. Conversely, the Fund may purchase or sell fewer contracts if the volatility of the price of the hedged securities is historically less than that of the futures contracts. The risk of imperfect correlation generally tends to diminish as the maturity date of the futures contract approaches. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends. Also, suitable hedging transactions may not be available in all circumstances.

Additionally, the price of Index Futures may not correlate perfectly with movement in the relevant index due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index and futures markets. Second, the deposit requirements in the futures market are less onerous than margin requirements in the securities market, and as a result, the futures market may attract more speculators than does the securities market. Increased participation by speculators in the futures market may also cause temporary price distortions. In addition, trading hours for foreign stock Index Futures may not correspond perfectly to hours of trading on the foreign exchange to which a particular foreign stock Index Future relates. This may result in a disparity between the price of Index Futures and the value of the relevant index due to the lack of continuous arbitrage between the Index Futures price and the value of the underlying index.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures or a futures option position, and that the Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

Swap Agreements and Options on Swap Agreements. The Fund may engage in swap transactions, including, but not limited to, swap agreements on interest rates, security or commodity indexes, specific securities and commodities, and credit and event-linked swaps. To the extent the Fund may invest in foreign currency denominated securities, it may also invest in currency exchange rate swap agreements. The Fund may also enter into options on swap agreements (“swaptions”).

The Fund may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or to gain exposure to certain markets in a more cost-efficient manner.

Swap agreements are bilateral contracts entered into primarily by institutional investors for periods ranging from a few weeks to a number of years. Swap agreements are individually negotiated and structured to include exposure to a variety of types of investments or market factors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” such as the return on or change in value of a particular dollar amount invested at a particular interest rate, in a particular foreign (non-U.S.) currency, or in a “basket” of securities or commodities representing a particular index. A “quanto” or “differential” swap combines both an interest rate and a currency transaction. Certain swap agreements, such as interest rate swaps, are traded on exchanges and cleared through central clearing counterparties. Other forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. A total return swap agreement is a contract in which one party agrees to make periodic payments to another party based on the change in market value of underlying assets, which may include a single stock, a basket of stocks, or a stock index during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Consistent with the Fund’s investment objective and general investment policies, the Fund may invest in commodity swap agreements. For example, an investment in a commodity swap agreement may involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, the Fund will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, the Fund may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, the Fund may pay an adjustable or floating fee. With a “floating” rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, the Fund may be required to pay a higher fee at each swap reset date.

A swaption is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Fund may write (sell) and purchase put and call swaptions.

Most swap agreements entered into by the Fund would calculate the obligations of the parties to the agreement on a “net basis.” Consequently, the Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of assets determined to be liquid by the Adviser, to avoid any potential leveraging of the Fund’s portfolio.

The Fund also may enter into OTC and cleared credit default swap agreements. The credit default swap agreement may reference one or more debt securities or obligations that are not currently held by the Fund. The protection “buyer” in an OTC credit default swap contract is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract until a credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount if the swap is cash settled. The Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer may receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased.

As a seller, the Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. The spread of a credit default swap is the annual amount the protection buyer must pay the protection seller over the length of the contract, expressed as a percentage of the notional amount. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the credit soundness of the issuer of the reference obligation and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on ABS and credit indices, the quoted market prices and resulting values, as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

Credit default swap agreements sold by the Fund may involve greater risks than if the Fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk (with respect to OTC credit default swaps) and credit risk. The Fund will enter into uncleared credit default swap agreements only with counterparties that meet certain standards of creditworthiness. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. In addition, there may be disputes between the buyer and seller of a credit default swap agreement or within the swaps market as a whole as to whether a credit event has occurred or what the payment should be. Such disputes could result in litigation or other delays, and the outcome could be adverse for the buyer or seller. The Fund’s obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the Fund). In connection with credit default swaps in which the Fund is the buyer, the Fund will segregate or “earmark” cash or assets determined to be liquid, or enter into certain offsetting positions, with a value at least equal to the Fund’s exposure (any accrued but unpaid net amounts owed by the Fund to any counterparty), on a mark-to-market basis. In connection with credit default swaps in which the Fund is the seller, the Fund will segregate or “earmark” cash or assets determined to be liquid, with a value at least equal to the full notional amount of the Fund’s obligation under the swap. Such segregation or “earmarking” seeks to ensure that the Fund has assets available to satisfy its obligations with respect to the transaction and could have the effect of limiting any potential leveraging of the Fund’s portfolio. Such segregation or “earmarking” will not limit the Fund’s exposure to loss.

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and related regulatory developments require the clearing and exchange-trading of certain standardized OTC derivative instruments that the CFTC and SEC have defined as “swaps.” The CFTC has implemented mandatory exchange-trading and clearing requirements under the Dodd-Frank Act and the CFTC continues to approve contracts for central clearing. Uncleared swaps are subject to certain margin requirements that mandate the posting and collection of minimum margin amounts on certain uncleared swaps transactions, which may result in the Fund and its counterparties posting higher margin amounts for uncleared swaps than would otherwise be the case.

Whether the Fund’s use of swap agreements or swaptions will be successful in furthering its investment objective will depend on the Adviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Fund will enter into OTC swap agreements only with counterparties that meet certain standards of creditworthiness. Certain restrictions imposed on the Fund by the Code may limit the Fund’s ability to use swap agreements. It is possible that developments in the swaps market, including additional government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to the Fund’s interest. The Fund bears the risk of future market trends or the values of assets, reference rates, indexes, or other economic factors. If the Fund uses a swap as a hedge against, or as a substitute for, a portfolio investment, the Fund will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the Fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments.

Many swaps are complex and often valued subjectively. Many over-the-counter derivatives are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or incorrect valuation. The pricing models used may not produce valuations that are consistent with the values the Fund realizes when it closes or sells an over-the-counter derivative. Valuation risk is more pronounced when the Fund enters into over-the-counter derivatives with specialized terms because the market value of those derivatives in some cases is determined in part by reference to similar derivatives with more standardized terms. Incorrect valuations may result in increased cash payment requirements to counterparties, under collateralization and/or errors in calculation of the Fund’s net asset value.

Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions. Swap agreements may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. If a swap transaction is particularly large or if the relevant market is illiquid (as is the case with many OTC swaps), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.

Because OTC swap agreements are bilateral contracts that may be subject to contractual restrictions on transferability and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. To the extent that a swap is not liquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.

Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness. When a counterparty’s obligations are not fully secured by collateral, then the Fund is essentially an unsecured creditor of the counterparty. If the counterparty defaults, the Fund will have contractual remedies, but there is no assurance that a counterparty will be able to meet its obligations pursuant to such contracts or that, in the event of default, the Fund will succeed in enforcing contractual remedies. Counterparty risk still exists even if a counterparty’s obligations are secured by collateral because the Fund’s interest in collateral may not be perfected or additional collateral may not be promptly posted as required. Counterparty risk also may be more pronounced if a counterparty’s obligations exceed the amount of collateral held by the Fund (if any), the Fund is unable to exercise its interest in collateral upon default by the counterparty, or the termination value of the instrument varies significantly from the marked-to-market value of the instrument.

Depending on the terms of the particular option agreement, the Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When the Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

Title VII of the Dodd-Frank Act establishes a framework for the regulation of the OTC swap markets outlining the joint responsibility of the CFTC and the SEC in regulating swaps. The CFTC is responsible for the regulation of swaps, the SEC is responsible for the regulation of security-based swaps and jointly they are both responsible for the regulation of mixed swaps.

Risks of Government Regulation of Derivatives. It is possible that additional government regulation of various types of derivative instruments, including futures, options and swap agreements, and regulation of certain market participants’ use of the same, may limit or prevent the Fund from using such instruments as a part of its investment strategy, and could ultimately prevent the Fund from being able to achieve its investment objective. It is impossible to fully predict the effects of past, present or future legislation and regulation by multiple regulators in this area, but the effects could be substantial and adverse. It is possible that legislative and regulatory activity could limit or restrict the ability of the Fund to use certain instruments as a part of its investment strategy. For example, in October 2020 the SEC adopted new regulations related to a registered fund’s use of derivatives and related instruments. While the full effect of the newly adopted rule is still uncertain, it may limit or restrict the ability of the Fund to use certain instruments as part of its investment strategy. Limits or restrictions applicable to the counterparties or issuers, as applicable, with which the Fund engages in derivative transactions could also limit or prevent the Fund from using certain instruments.

The futures markets are subject to comprehensive statutes, regulations, and margin requirements. In addition, the SEC, CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading.

The regulation of futures, options and swaps transactions in the U.S. is a changing area of law and is subject to modification by government and judicial action. There is a possibility of future regulatory changes altering, perhaps to a material extent, the nature of an investment in the Fund or the ability of the Fund to continue to implement its investment strategies. In particular, the Dodd-Frank Act sets forth a legislative framework for OTC derivatives, including financial instruments, such as swaps, in which the Fund may invest. Title VII of the Dodd-Frank Act makes broad changes to the OTC derivatives market, grants significant authority to the SEC and the CFTC to regulate OTC derivatives and market participants, and, among other things, requires clearing and exchange trading of many OTC derivatives transactions and imposes minimum margin and capital requirements on uncleared OTC derivatives transactions.

Additionally, the U.S. government and the European Union have adopted mandatory minimum margin requirements for bilateral derivatives. Such requirements could increase the amount of margin required to be provided by the Fund in connection with its derivatives transactions and, therefore, make derivatives transactions more expensive.

Also, in the event of a counterparty’s (or its affiliate’s) insolvency, the possibility exists that the Fund’s ability to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral, could be stayed or eliminated under new special resolution regimes adopted in the United States, the European Union and various other jurisdictions. Such regimes provide government authorities broad authority to intervene when a financial institution is experiencing financial difficulty. In particular, in the European Union, governmental authorities could reduce, eliminate, or convert to equity the liabilities to the Fund of a counterparty experiencing financial difficulties (sometimes referred to as a “bail in”).

Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements and economically similar transactions for hedging or cash management purposes or to add leverage to its portfolio. A reverse repurchase agreement involves the sale of a portfolio-eligible security by the Fund, coupled with its agreement to repurchase the instrument at a specified time and price. Under a reverse repurchase agreement, the Fund continues to be entitled to receive any principal and interest payments on the underlying security during the term of the agreement. Reverse repurchase agreements involve leverage risk and the risk that the market value of securities retained by the Fund may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. The Fund may (but is not required to) segregate or “earmark” liquid assets equal (on a daily mark-to-market basis) to its obligations under reverse repurchase agreements. To the extent that positions in reverse repurchase agreements are not so covered, they would be deemed senior securities representing indebtedness for purposes of the 1940 Act.

The Fund also may effect simultaneous purchase and sale transactions that are known as “sale-buybacks.” A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty who purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of the Fund’s repurchase of the underlying security.

Repurchase Agreements

For the purposes of maintaining liquidity and achieving income, the Fund may enter into repurchase agreements with domestic commercial banks or registered broker-dealers. A repurchase agreement is a contract under which the Fund would acquire a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund’s cost plus interest). In the case of repurchase agreements with broker-dealers, the value of the underlying securities (or collateral) will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities. This risk includes the risk of procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

Mortgage Dollar Rolls

A mortgage dollar roll is similar to a reverse repurchase agreement in certain respects. In a “dollar roll” transaction, the Fund sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A “dollar roll” can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which the Fund pledges a mortgage-related security to a dealer to obtain cash. However, unlike reverse repurchase agreements, the dealer with which the Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Fund, but only securities which are “substantially identical.” To be considered “substantially identical,” the securities returned to the Fund generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates; (5) have similar market yields (and therefore price); and (6) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within a specified percentage of the initial amount delivered.

The Fund’s obligations under a dollar roll agreement must be covered by segregated or “earmarked” liquid assets equal in value to the securities subject to repurchase by the Fund. As with reverse repurchase agreements, to the extent that positions in dollar roll agreements are not covered by segregated or “earmarked” liquid assets at least equal to the amount of any forward purchase commitment, such transactions would be deemed senior securities representing indebtedness for purposes of the 1940 Act and would be subject to the Fund’s restrictions on borrowings.

It is possible that changing government regulation may affect the Fund’s use of these strategies. Changes in regulatory requirements concerning margin for certain types of financing transactions, such as repurchase agreements, reverse repurchase agreements, and securities lending and borrowing, could impact the Fund’s ability to utilize these investment strategies and techniques.

When-Issued, Delayed-Delivery, and Forward Commitment Transactions

The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. When such purchases are outstanding, the Fund will segregate until the settlement date assets determined to be liquid in an amount sufficient to meet the purchase price. Typically, no income accrues on securities the Fund has committed to purchase prior to the time delivery of the securities is made, although the Fund may earn income on securities it has segregated.

When purchasing a security on a when-issued, delayed delivery or forward commitment basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Because the Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund’s other investments. If the Fund remains substantially fully invested at a time when when-issued, delayed delivery or forward commitment purchases are outstanding, the purchases may result in a form of leverage.

When the Fund has sold a security on a when-issued, delayed delivery or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity or could suffer a loss.

The Fund may dispose of or renegotiate a transaction after it is entered into, and may sell when-issued, delayed delivery or forward commitment securities before they are delivered, which may result in a capital gain or loss. There is no percentage limitation on the extent to which the Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis.

The Fund may purchase or sell securities, including mortgage-backed securities, in the to-be-announced (“TBA”) market. A TBA purchase commitment is a security that is purchased or sold for a fixed price and the underlying securities are announced at a future date. FINRA rules include mandatory margin requirements for the TBA market that require the Fund to post collateral in connection with its TBA transactions. There is no similar requirement applicable to the Fund’s TBA counterparties. The required collateralization of TBA trades could increase the cost of TBA transactions to the Fund and impose added operational complexity.

Securities of other investment companies

To the extent consistent with its objective and strategy and permissible under the 1940 Act, the Fund may invest in securities of open- or closed-end investment companies, including, without limit, exchange- traded funds (“ETFs”), and may invest in foreign ETFs. The Fund treats its investments in other investment companies that invest primarily in types of securities in which the Fund may invest directly as investments in such types of securities for purposes of the Fund’s investment policies (e.g., the Fund’s investment in an investment company that invests primarily in debt securities will be treated by the Fund as an investment in a debt security).

In general, under the 1940 Act, an investment company such as the Fund may not (i) own more than 3% of the outstanding voting securities of any one registered investment company, (ii) invest more than 5% of its total assets in the securities of any single registered investment company or (iii) invest more than 10% of its total assets in securities of other registered investment companies. Notwithstanding the limits discussed above, the Fund may invest in other investment companies without regard to the limits set forth above provided that the Fund complies with Rules 12d1-1, 12d1-3, 12d1-4 (subject to effectiveness of the rule) promulgated by the SEC under the 1940 Act.

The Fund may invest in other investment companies to gain broad market or sector exposure, including during periods when it has large amounts of uninvested cash or when the Adviser believes share prices of other investment companies offer attractive values.

As a stockholder in an investment company, the Fund will bear its share of that investment company’s expenses and would remain subject to payment of the Fund’s management fees and other expenses with respect to assets so invested. Common Stockholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described in the Prospectus and herein.

Private placements and restricted securities

A private placement involves the sale of securities that have not been registered under the 1933 Act, or relevant provisions of applicable non-U.S. law, to certain institutional and qualified individual purchasers, such as the Fund. In addition to the general risks to which all securities are subject, securities received in a private placement generally are subject to strict restrictions on resale, and there may be no liquid secondary market or ready purchaser for such securities. Therefore, the Fund may be unable to dispose of such securities when it desires to do so, or at the most favorable time or price. Private placements may also raise valuation risks.

Commercial Paper

Commercial paper represents short-term unsecured promissory notes issued in bearer form by corporations such as banks or bank holding companies and finance companies. The Fund may invest in commercial paper of any credit quality consistent with the Fund’s investment objective and policies, including unrated commercial paper for which the Adviser has made a credit quality assessment. See Appendix A to the SAI for a description of the ratings assigned by Moody’s, and S&P. The rate of return on commercial paper may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

U.S. Government Securities

U.S. Government Securities are obligations of, and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of the Fund’s shares. U.S. Government Securities are subject to market and interest rate risk, and may be subject to varying degrees of credit risk. Some U.S. Government Securities, such as Treasury bills, notes and bonds, and securities guaranteed by GNMA, are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the FNMA, are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others, such as securities issued by members of the Farm Credit System, are supported only by the credit of the agency, instrumentality or corporation.

Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. GNMA, a wholly-owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the VA. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the FNMA and FHLMC. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government. Instead, they are supported only by the discretionary authority of the U.S. Government to purchase the agency’s obligations. Under the direction of the FHFA, FNMA and FHLMC have entered into a joint initiative to develop a common securitization platform for the issuance of UMBS (the “Single Security Initiative”) that aligns the characteristics of FNMA and FHLMC certificates. The Single Security Initiative was implemented in June 2019, and the effects it may have on the market for mortgage-backed securities are uncertain.

U.S. Government Securities include securities that have no coupons, or have been stripped of their unmatured interest coupons, individual interest coupons from such securities that trade separately, and evidences of receipt of such securities. Such securities may pay no cash income, and are purchased at a deep discount from their value at maturity. Because interest on zero coupon securities is not distributed on a current basis but is, in effect, compounded, zero coupon securities tend to be subject to greater risk than interest-paying securities of similar maturities. Custodial receipts issued in connection with so-called trademark zero coupon securities, such as CATs and TIGRs, are not issued by the U.S. Treasury, and are therefore not U.S. Government Securities, although the underlying bond represented by such receipt is a debt obligation of the U.S. Treasury. Other zero coupon Treasury securities (e.g., STRIPs and CUBEs) are direct obligations of the U.S. Government.

Cybersecurity Risk

As the use of technology has become more prevalent in the course of business, the Fund has become potentially more susceptible to operational and informational security risks resulting from breaches in cyber-security. A breach in cyber-security refers to both intentional and unintentional cyber events that may, among other things, cause the Fund to lose proprietary information, suffer data corruption and/or destruction, lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber-security breaches may involve unauthorized access to the Fund’s digital information systems (e.g., through “hacking” or malicious software coding), but may also result from outside attacks such as denial-of-service attacks (i.e., efforts to make network services unavailable to intended users). In addition, cyber-security breaches involving the Fund’s third party service providers (including but not limited to advisers, administrators, transfer agents, custodians, distributors and other third parties), trading counterparties or issuers in which the Fund invests can also subject the Fund to many of the same risks associated with direct cyber-security breaches. Moreover, cyber-security breaches involving trading counterparties or issuers in which the Fund invests could adversely impact such counterparties or issuers and cause the Fund’s investment to lose value. Cyber-security failures or breaches may result in financial losses to the Fund and its stockholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate its NAV, process stockholder transactions or otherwise transact business with stockholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber-security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in an attempt to prevent any cyber incidents in the future.

Temporary Defensive Positions

During temporary defensive periods or in order to keep the Fund’s cash fully invested, including during the period when the net proceeds of the Offer are being invested, the Fund may deviate from its investment objective and principal investment strategy. During such periods, the Fund may invest all or a portion of its Managed Assets in certain short-term (less than one (1) year to maturity) and medium-term (not greater than five years to maturity) debt securities or hold cash. The short-term and medium-term debt securities in which the Fund may invest consist of: (i) obligations of the U.S. government, its agencies or instrumentalities;

(ii) bank deposits and bank obligations (including certificates of deposit, time deposits and bankers’ acceptances) of U.S. or foreign banks denominated in any currency; (iii) floating rate securities and other instruments denominated in any currency issued by various governments or international development agencies; (iv) finance company and corporate commercial paper and other short-term corporate debt obligations of U.S. or foreign corporations; (v) repurchase agreements with banks and broker-dealers with respect to such securities; and (vi) shares of money market funds.

INVESTMENT RESTRICTIONS

The Fund’s investment objective and the following restrictions are fundamental policies which may not be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities. The investment percentage limitations set forth below and other percentage limitations set forth in the Prospectus apply at the time of initial purchase or investment. Subsequent changes in relative size of a portfolio position due to market fluctuations or other changes in total or net assets, including market fluctuations occurring during the execution of a purchase or sale order for the Fund, do not require elimination of any security from the Fund’s investment portfolio.

The Fund will not:

1.

Purchase the securities of any issuer (other than U.S. Government Securities), if immediately thereafter the Fund with respect to 75% of its total assets would (a) have more than 5% of its total assets invested in the securities of such issuer, or (b) own more than 10% of the outstanding voting securities of such issuer.

2.

Invest 25% or more of its total assets in securities of issuers conducting their principal business activities in the same industry; provided that there is no limitation with respect to investments in U.S. Government Securities.

3.

Make loans of money to other persons (except the Fund may invest in repurchase agreements and in unregistered convertible securities as provided in (11) below); provided that for purposes of this restriction the acquisition of a portion of an issue of publicly distributed convertible securities and other debt securities and investment in U.S. Government Securities, short-term commercial paper, certificates of deposit, and bankers’ acceptances shall not be deemed to be the making of a loan; and provided further that the Fund may lend portfolio securities representing up to 25% of its total assets, taken at market value, to securities firms and financial institutions if it receives collateral in cash or U.S. Government Securities required to be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities.

4.

Engage in underwriting of securities of other issuers, except that portfolio securities, including unregistered securities, may be acquired under circumstances where, if sold, the Fund might be deemed to be an underwriter under the Securities Act of 1933.

5.

Borrow money or issue senior securities (as defined in the Investment Company Act of 1940), except as permitted under, or to the extent not prohibited by, the Investment Company Act of 1940, as amended, and rules thereunder, as interpreted or modified by regulatory authority having jurisdiction from time to time. For the purpose of this investment restriction, collateral or escrow arrangements with respect to margin for futures contracts are not deemed to be a pledge of assets and neither such arrangements nor the purchase of futures contracts are deemed to be the issuance of a senior security.

6.

Purchase or sell commodity contracts except that the Company may purchase stock index futures contracts and purchase and sell interest rate futures contracts and options on interest rate futures contracts.

7.

Purchase or sell real estate or real estate mortgage loans; provided that the Fund may invest in securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein.

8.	Purchase securities on margin, except for short-term credits as may be necessary for the clearance of transactions.

9.	Make short sales of securities or maintain a short position except as described in the Prospectus.

10.

Purchase or sell (write) call options except as permitted under, or to the extent not prohibited by, the Investment Company Act of 1940, as amended, and rules thereunder, as interpreted or modified by regulatory authority having jurisdiction from time to time.

11.

Invest more than 15% of its total assets taken at market value, in unregistered convertible securities, including any unregistered common stock acquired upon conversion or exchange of unregistered convertible securities, excluding, however, restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 which the Board of Directors, or the Fund’s Adviser has determined under Board-approved guidelines, are liquid.

For purposes of applying the terms of investment restriction number 2, the Adviser will make reasonable determinations as to the appropriate industry classification to assign to each issuer of securities in which the Fund invests. As a general matter, an “industry” is considered to be a group of companies whose principal activities, products or services offered give them a similar economic risk profile vis a vis issuers active in other sectors of the economy. The definition of what constitutes a particular “industry” is therefore an evolving one, particularly for issuers in industries that are new or are undergoing rapid development. Some issuers could reasonably fall within more than one industry category. For example, some companies that sell goods over the Internet (including issuers of securities in which the Fund invests) were initially classified as Internet companies, but over time have evolved the economic risk profiles of retail companies. The Adviser will use its best efforts to assign each issuer to the category which it believes is most appropriate.

MANAGEMENT OF THE FUND

Directors and Officers

The business and affairs of the Fund are managed under the direction of the Board and the Fund’s officers appointed by the Board. The tables below list the directors and officers of the Fund and their present positions and principal occupations during the past five years.

Independent Directors

Name, Address, Year of Birth and Position with the Fund(1)	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen+	Other Directorships Held During Past Five Years
Samuel P. Bell (1936) Director	Term: Until 2021 Served since 2002	Private Investor.	19	Point.360 (post production services); TCW Funds, Inc. (mutual fund).

Patrick C. Haden (1953) Chairman of the Board	Term: Until 2021 Served since 2001	President (since 2003), Wilson Ave. Consulting (business consulting firm); Senior Advisor to President (July 2016-June 2017) and Athletic Director (August 2010-June 2016), University of Southern California.	31	Tetra Tech, Inc. (environmental consulting); Auto Club (affiliate of AAA); Metropolitan West Funds (mutual fund); TCW Funds, Inc. (mutual fund).

Peter McMillan (1957) Director	Term: Until 2021 Served since 2010	Co-founder (since 2019), Pacific Oak Capital Advisors; Co-founder, Managing Partner and Chief Investment Officer (since May 2013), Temescal Canyon Partners (investment advisory firm); Co-founder and Executive Vice President (2005-2019), KBS Capital Advisors (a manager of real estate investment trusts).	31	Pacific Oak Strategic Opportunity REIT (real estate investments); Pacific Oak Strategic Opportunity REIT II (real estate investments); Keppel Pacific Oak U.S. REIT (real estate investments) Pacific Oak Residential Trust (real estate investments); Metropolitan West Funds (mutual fund); TCW DL VII Financing LLC (business development company); TCW Funds, Inc. (mutual fund).

Name, Address, Year of Birth and Position with the Fund(1)	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen+	Other Directorships Held During Past Five Years
Victoria B. Rogers (1961) Director	Term: Until 2021 Served since 2011	President and Chief Executive Officer (since 1996), The Rose Hills Foundation (charitable foundation).	19	Causeway Capital Management Trust (mutual fund); Causeway ETML Trust (mutual fund); The Rose Hills Foundation (charitable foundation); TCW Funds, Inc. (mutual fund); Norton Simon Museum (art museum); Stanford University (university).

Andrew Tarica (1959) Director	Term: Until 2021 Served since 2012	Chief Executive Officer (since February 2001), Meadowbrook Capital Management (asset management company); and Employee (since 2003), Cowen Prime Services (broker-dealer).	31	Metropolitan West Funds (mutual fund); TCW Funds, Inc. (mutual fund); TCW Direct Lending VII, LLC (business development company).

(1)	The address of each Independent Director is c/o Morgan, Lewis & Bockius LLP, Counsel to the Independent Directors, 300 South Grand Avenue, Los Angeles, CA 90071.
+

“Fund Complex” means two or more registered investment companies that (i) hold themselves out to investors as related companies for purposes of investment and investor services, or (ii) have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other companies. The “Fund Complex” includes the Fund, TCW Funds, Inc. (“TFI”) and Metropolitan West Funds (“MWF”). TFI is included because the Fund’s Adviser also serves as TFI’s investment adviser. MWF is included because the Adviser is under common control with MWF’s investment adviser.

Interested Directors

Name, Address, Year of Birth and Position with the Fund(2)	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen+	Other Directorships Held
David S. DeVito (1962) Director, President and Chief Executive Officer	Term: Until 2021 Served since 2008, President and Chief Executive Officer since 2014	President and Chief Executive Officer (since January 2014), TCW Funds; Executive Vice President and Chief Operating Officer (since October 2013), the Advisor, The TCW Group, Inc., Metropolitan West Asset Management LLC, and TCW Asset Management Company LLC, and TCW LLC (since January 2016); Chief Financial Officer and Treasurer (since 2010), Metropolitan West Funds.	19	TCW Funds, Inc. (mutual fund).

David B. Lippman (1958) Director	Term: Until 2021 Served since 2014	President and Chief Executive Officer, The TCW Group, Inc. (since August 2012), TCW LLC (since October 2015), the Advisor (since February 2013) and TCW Asset Management Company LLC (since February 2013); Chief Executive Officer, Metropolitan West Asset Management LLC (since February 2013); President and Principal Executive Officer, Metropolitan West Funds (since January 2008).	1	None.

(1)	Each of these directors is an “interested person” of the Fund, as defined in the 1940 Act, because he is an officer of the Adviser.
(2)	The address of each Interested Director is c/o The TCW Group, Inc., 865 South Figueroa Street, Los Angeles, CA 90017.
+

“Fund Complex” means two or more registered investment companies that (i) hold themselves out to investors as related companies for purposes of investment and investor services, or (ii) have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other companies. The “Fund Complex” includes the Fund, TFI, and MWF. TFI is included because the Fund’s Adviser also serves as TFI’s investment adviser. MWF is included because the parent of the Adviser also serves as the parent to MWF’s investment adviser.

Leadership Structure

The Board is responsible for the overall management of the Fund, including general supervision of the duties performed by the Adviser and other service providers in accordance with the provisions of the 1940 Act, other applicable laws and the Fund’s Charter and Bylaws. The Board meets in regularly scheduled meetings throughout the year. It is currently composed of eight Directors, including six Independent Directors. As discussed below, the Board has established four committees to assist the Board in performing its oversight responsibilities.

The Board has appointed an Independent Director to serve as its Chairman. The Chairman’s primary role is to set the agenda of the Board and determine what information is provided to the Board with respect to matters to be acted upon by the Board. The Chairman presides at all meetings of the Board and leads the Board through its various tasks. The Chairman also acts as a liaison with management in carrying out the Board’s functions. The Chairman also performs such other functions as may be requested by the Board from time to time. The designation of an Independent Director as Chairman does not impose any duties, obligations or liabilities that are greater than the duties, obligations or liabilities imposed on such person as a member of the Board of Directors generally.

The Fund has determined that the Board’s leadership structure is appropriate given the characteristics and circumstances of the Fund, including such matters as the number of funds in the Fund Complex, the net assets of the Fund and the committee structure of the Fund.

Risk Oversight

Through its direct oversight role, and indirectly through its Committees, the Board performs a risk oversight function for the Fund consisting, among other things, of the following activities:

General Oversight. The Board regularly meets with, or receives reports from, the officers of the Fund and representatives of key service providers to the Fund, including the Adviser, administrator, transfer agent, custodian and independent registered public accounting firm to review and discuss the operational activities of the Fund and to provide direction with respect thereto.

Compliance Oversight. The Board reviews and approves the procedures of the Fund established to ensure compliance with applicable federal securities laws. The Board keeps informed about how the Fund’s operations conform to its compliance procedures through regular meetings with, and reports received from, the Fund’s Chief Compliance Officer and other officers.

Investment Oversight. The Board monitors the Fund’s investment performance during the year through regular performance reports from management with references to appropriate performance measurement indices. The Board also receives focused performance presentations on a regular basis, including special written reports and oral presentations by portfolio managers. In addition, the Board monitors the Fund’s investment practices, reviews its investment strategies with management and receives focused presentations.

Valuation Oversight. The Board has approved the valuation methodologies used in establishing the daily values of the Fund’s assets and monitors the accuracy with which the valuations are carried out. The Board receives regular reports on the use of fair value prices and monitors the effectiveness of the Fund’s valuation procedures. On March 13, 2017, the Board established a Valuation Committee to assist the Board in monitoring the implementation of the Fund’s valuation procedures, as described in further detail below.

Financial Reporting. Through its Audit Committee, the Board meets regularly with the Fund’s independent registered public accounting firm to discuss financial reporting matters, the adequacy of the Fund’s internal controls over financial reporting, and risks to accounting and financial reporting matters.

Board Committees

The Board has a standing Audit Committee, Executive Committee, Nominating and Governance Committee, and Valuation Committee.

The Audit Committee has adopted a written charter (the “Audit Committee Charter”), which was amended in December 2014. A copy of the Audit Committee Charter is posted on the Fund’s website (www.TCW.com). The purposes of the Audit Committee are set forth in the Audit Committee Charter. The Audit Committee makes recommendations to the Board of Directors concerning the selection of the Fund’s independent auditors and reviews with the auditors the results of the Fund’s annual audit, including the scope of auditing procedures, the adequacy of internal controls and compliance by the Fund with the accounting, recording and financial reporting requirements of the 1940 Act. The Audit Committee also reviews compliance with the Adviser’s and Fund’s Code of Ethics by the executive officers, directors and investment personnel of the Adviser. The Audit Committee’s current members are Ms. Rogers and Messrs. Bell, Haden, McMillan, and Tarica. Each Audit Committee member is an Independent Director. During the fiscal year ended December 31, 2019, the Audit Committee held four meetings.

The Executive Committee has the same powers as the Board of Directors except the power to declare dividends or other stock distributions, elect directors, authorize the issuance of stock except as permitted by statute, recommend to the stockholders any action requiring their approval, amend the Bylaws or approve any merger or share exchange not requiring stockholder approval. The Executive Committee’s current members are Messrs. DeVito, Bell and Haden. Messrs. Bell and Haden are Independent Directors and Mr. DeVito is an Interested Director. During the fiscal year ended December 31, 2019, the Executive Committee held no meetings.

The Nominating and Governance Committee has adopted a written charter (the “Nominating and Governance Committee Charter”), which was amended in June 2017. A copy of the Nominating and Governance Committee Charter is posted on the Fund’s website (www.TCW.com). The Nominating and Governance Committee makes recommendations to the Board of Directors regarding nominations for membership on the Board of Directors. It evaluates candidates’ qualifications for Board membership and, with respect to nominees for positions as independent directors, their independence from the Adviser and other principal service providers. The Nominating and Governance Committee does not have any formal policy regarding diversity in identifying nominees for a directorship, but considers it among the various factors relevant to any particular nominee. The Nominating and Governance Committee periodically reviews director compensation and recommends any appropriate changes to the Board. The Nominating and Governance Committee also reviews and may make recommendations to the Board of Directors relating to those issues that pertain to the effectiveness of the Board in carrying out its responsibilities in overseeing the management of the Fund and also considers general matters of the Fund governance and operations of the Board of Directors. The current members of the Fund’s Nominating and Governance Committee are Ms. Rogers and Messrs. Bell, Haden, McMillan, and Tarica. Each Nominating and Governance Committee member is an Independent Director. During the fiscal year ended December 31, 2019, the Nominating and Governance Committee held two meetings.

The Nominating and Governance Committee oversees the annual self-assessment of the effectiveness of the Board and the individual Directors. In conducting its annual assessment, the Board has determined that the Directors have the appropriate attributes and experience to continue to serve effectively as directors of the Fund. The following is a brief discussion of the particular experience, qualifications, attributes or skills that led the Board to conclude that each person identified below should serve as a Director of the Company.

Generally, no one factor was decisive in the original selection of the Directors to the Board, or in the nomination of the nominees. Qualifications considered by the Board to be important to the selection and retention of Directors include the following: (i) the individual’s business and professional experience and accomplishments; (ii) the individual’s educational background and accomplishments; (iii) the individual’s experience and expertise performing senior policy-making functions in business, government, education, accounting, law and/or administration; (iv) how the individual’s expertise and experience would contribute to the mix of relevant skills and experience on the Board; (v) the individual’s ability to work effectively with the other members of the Board; and (vi) the individual’s ability and willingness to make the time commitment necessary to serve as an effective director. In addition, the individual’s ability to review and critically evaluate information, to evaluate fund service providers, to exercise good business judgment on behalf of fund stockholders, prior service on the Board, and familiarity with the Fund are considered important assets.

Samuel P. Bell. Mr. Bell, Chairman of the Audit Committee, is a private investor and serves on the boards of Point.360, a post production services company, and TFI, a mutual fund complex managed by the Adviser. He previously was President of Los Angeles Business Advisors, a not-for-profit business organization. Prior to 1996, Mr. Bell served as the Area Managing Partner of Ernst & Young, a public accounting firm, for the Pacific Southwest Area.

David S. DeVito. Mr. DeVito is Executive Vice President and Chief Operating Officer of the Adviser, TCW Asset Management Company LLC, Metropolitan West Asset Management, LLC, and TCW LLC, is President and Chief Executive Officer of TFI, a mutual fund complex managed by the Adviser, and is Treasurer and Chief Financial Officer of MWF, a mutual fund complex managed by an affiliate of the Adviser. He also serves on the boards of several philanthropic organizations, including the YMCA of Metropolitan Los Angeles and Loyola High School of Los Angeles. Prior to joining TCW in 1993, Mr. DeVito was a Certified Public Accountant and Senior Manager with Deloitte. He is also a member of the American Institute of Certified Public Accountants and the California Society of CPAs.

Patrick C. Haden. Mr. Haden, the Independent Chairman of the Fund, is the President of Wilson Ave. Consulting. From July 2016 through June 2017, Mr. Haden served as the Senior Advisor to the President of the University of Southern California. He also serves on the board of directors of Tetra Tech, Inc., an environmental consulting company, Auto Club, an affiliate of AAA, MWF, a mutual fund complex managed by an affiliate of the Adviser, and TFI, a mutual fund complex managed by the Adviser, of which he is also the Independent Chairman. Previously, he was the Athletic Director of the University of Southern California.

Mr. Haden is a Rhodes Scholar and, prior to August 2010, was a member of the board of trustees of the University of Southern California.

David B. Lippman. Mr. Lippman is President and Chief Executive Officer of The TCW Group, Inc., TCW LLC, the Adviser, and TCW Asset Management Company LLC, Chief Executive Officer of Metropolitan West Asset Management, LLC, and President and Principal Executive Officer of MWF, a mutual fund complex managed by an affiliate of the Adviser. Mr. Lippman was the Chief Executive Officer of Metropolitan West Asset Management, LLC prior to its acquisition by TCW in 2009. Prior to that, he was managing director of structured product sales at Credit Suisse First Boston in New York and a managing director at Donaldson, Lufkin & Jenrette, where he headed mortgage sales. From 1985-1990, he worked at Drexel Burnham Lambert in Beverly Hills.

Peter McMillan. Mr. McMillan is the Co-founder of Pacific Oak Capital Advisors, an investment advisory firm, and Co-Founder, Managing Partner and Chief Investment Officer of Temescal Canyon Partners, an investment advisory firm. He serves on the boards of various Pacific Oak Capital real estate investment trusts, MWF, a mutual fund complex managed by an affiliate of the Adviser, TFI, a mutual fund complex managed by the Adviser, and TCW DL VII Financing LLC. Previously Mr. McMillan was Co-founder and Executive Vice President of KBS Capital Advisors, a manager of real estate investment trusts, and Co-founder and Managing Partner of Willowbrook Capital Group, LLC, an investment advisory firm. Prior to forming Willowbrook Capital Group in 2000, Mr. McMillan served as the Executive Vice President and Chief Investment Officer of Sun America Investments, Inc. Prior to 1989, he served as Assistant Vice President for Aetna Life Insurance and Annuity Company with responsibility for the company’s fixed income portfolios.

Victoria B. Rogers. Ms. Rogers, Chair of the Nominating and Governance Committee, is President and Chief Executive Officer of The Rose Hills Foundation. She also serves on the boards of trustees of The Rose Hills Foundation, Norton Simon Museum, Stanford University, TFI, a mutual fund complex managed by the Adviser, Causeway ETML Trust, a mutual fund complex, and Causeway Capital Management Trust, a mutual fund complex. Previously, Ms. Rogers served on the boards of trustees of The Chandler School, The Hotchkiss School and the YMCA of Metropolitan Los Angeles. Ms. Rogers has substantial experience in the area of taxes, accounting, non-profit organizations and foundation management having been previously employed by Deloitte, Security Pacific Bank and The Whittier Trust Company.

Andrew Tarica. Mr. Tarica is the founder and Chief Executive Officer of Meadowbrook Capital Management (“MCM”), a fixed income credit asset management business he founded in 2001. Mr. Tarica is currently the Chief Executive Officer of MCM as well as an employee of Cowen Prime Services (“CPS”), a SEC/FINRA registered broker dealer. He runs fixed income trading at CPS. Prior to founding MCM, he was the global head of the high grade corporate bond department at Donaldson, Lufkin & Jenrette from 1992 to 1999. From 1990 to 1992 he ran the investment grade sales and trading department at Kidder Peabody. He began his career at Drexel Burnham in 1983 in the investment grade trading area, where he eventually became the head of trading. He serves on the boards of MWF, a mutual fund complex managed by an affiliate of the Adviser, TFI, a mutual fund complex managed by the Adviser, and TCW Direct Lending VII LLC.

The Nominating and Governance Committee will consider potential director candidates recommended by Fund stockholders provided that the proposed candidates: satisfy the director qualification requirements provided in the Nominating and Governance Committee Charter; are not “interested persons” of the Fund within the meaning of the 1940 Act; and are “independent” as defined in the New York Stock Exchange (the “NYSE”) listing standards. Director qualification requirements include, but are not limited to, the following:

(a)

The nominee may not be the nominating stockholder, a member of a nominating stockholder group, or a member of the immediate family of the nominating stockholder or any member of a nominating stockholder group;

(b)

Neither the nominee nor any member of the nominee’s immediate family may be currently employed or employed within the last year by any nominating stockholder entity or entity in a nominating stockholder group;

(c)

Neither the nominee nor any immediate family member of the nominee is permitted to have accepted directly or indirectly, during the year of the election for which the nominee’s name was submitted, during the immediately preceding calendar year, or during the year when the nominee’s name was submitted, any consulting, advisory, or other compensatory fee from the nominating stockholder or any member of a nominating stockholder group;

(d)

The nominee may not be an executive officer or director (or person performing similar functions) of the nominating stockholder or any member of a nominating stockholder group, or of an affiliate of a nominating stockholder or any such member of a nominating stockholder group;

(e)

The nominee may not control (as “control” is defined in the 1940 Act) the nominating stockholder or any member of a nominating stockholder group (or in the case of a holder or member that is a fund, an interested person of such holder or member as defined by Section 2(a)(19) of the 1940 Act); and

(f)	A stockholder or nominating stockholder group may not submit for consideration a nominee who has previously been considered by the Nominating and Governance Committee.

In addition, the nominating stockholder or stockholder group must meet the following requirements in order for the Nominating and Governance Committee to consider a proposed nominee:

(a)

Any stockholder or stockholder group submitting a proposed nominee must beneficially own, either individually or in the aggregate, more than 5% of the Company’s securities that are eligible to vote both at the time of submission of the nominee and at the time of the annual meeting at which the nominee may be elected. Each of the securities used for purposes of calculating this ownership must have been held continuously for at least two years as of the date of the nomination. In addition, such securities must continue to be held through the date of the meeting. The nominating stockholder or stockholder group must also bear the economic risk of the investment and the securities used for purposes of calculating the ownership cannot be held “short”; and

(b)	The nominating stockholder or stockholder group must not qualify as an adverse holder (as defined in the Nominating and Governance Committee Charter).

A nominating stockholder or stockholder group may not submit more than one Independent Director nominee each calendar year.

Stockholders recommending potential director candidates must substantiate compliance with these requirements at the time of submitting their proposed director candidates to the attention of the Fund’s Secretary. Notice to the Fund’s Secretary should provide: (i) the stockholder’s contact information; (ii) the director candidate’s contact information and the number of Fund shares owned by the proposed candidate; (iii) all information regarding the candidate that would be required to be disclosed in solicitations of proxies for elections of directors required by Regulation 14A of the Securities Exchange Act of 1934, as amended; and (iv) a notarized letter executed by the director candidate, stating his or her intention to serve as a nominee and be named in the Fund’s proxy statement, if nominated by the Board of Directors, and to serve as director if so elected.

The Nominating and Governance Committee may identify prospective candidates from any reasonable source and is authorized to engage third-party services for the identification and evaluation of potential nominees. The Fund’s Nominating and Governance Committee Charter provides minimum qualifications for Fund directors which include expertise, experience or relationships that are relevant to the Fund’s business, and educational qualifications. The Nominating and Governance Committee may recommend that the Board modify these minimum qualifications from time to time. The Nominating and Governance Committee meets at least annually to identify and evaluate nominees for director and make its recommendations to the Board.

The Valuation Committee was established on March 13, 2017 and has adopted a written charter. The Valuation Committee assists the Board of Directors in monitoring the implementation of the Fund’s valuation procedures as adopted and amended from time to time. The Valuation Committee has the authority to resolve valuation issues that may arise from time to time, which authority includes working with the Adviser’s pricing committee and the pricing officer of the Adviser, as necessary, to resolve any such issues. The Valuation Committee’s current members are Messrs. Haden, McMillan, Tarica and DeVito. During the fiscal year ended December 31, 2019, the Valuation Committee held no meetings.

Delinquent Section 16(a) Reports

Section 16(a) of the 1934 Act and Section 30(h) of the 1940 Act, as applied to the Company, require the Company’s officers and Directors, Adviser, certain affiliates of the Adviser, and persons who beneficially own more than ten percent of a registered class of the Fund’s securities (“Reporting Persons”) to file reports of ownership of the Fund’s securities and changes in such ownership with the SEC and the NYSE. Reporting Persons are also required by such regulations to furnish the Fund with copies of all Section 16(a) reports they file.

Based solely on its review of the copies of Forms 3, 4 and 5 and amendments thereto received by the Fund and written representations of certain Reporting Persons, the Fund believes that during the fiscal year 2019 all required Section 16(a) ownership reports were timely filed.

Ownership of Securities

The information as to ownership of securities which appears below is based on statements furnished to the Fund by the Directors.

The following table sets forth the equity ownership of the Directors in the Fund and in the Family of Investment Companies as of July 31, 2020.

Name of the Director	Dollar Range of Equity Securities In the Fund*	Aggregate Dollar Range of Equity Securities to be Overseen in Family of Investment Companies+*
Independent Directors
Samuel P. Bell	$10,001-$50,000	Over $	100,000
Patrick C. Haden	Over $100,000	Over $	100,000
Peter McMillan	$50,001-$100,000	Over $	100,000
Victoria B. Rogers	$50,001-$100,000	Over $	100,000
Andrew Tarica	Over $100,000	Over $	100,000
Interested Director
David S. DeVito	None	Over $	100,000
David B. Lippman	None	Over $	100,000

+

“Family of Investment Companies” means two or more registered investment companies that (i) hold themselves out to investors as related companies for purposes of investment and investor services, and (ii) share the same investment advisor or principal underwriter. The “Family of Investment Companies” includes the Fund and TFI. TFI is included because the Adviser also serves as TFI’s investment adviser.

*	Certain figures represent the Directors’ economic exposure to the Fund and TFI through various deferred compensation plans approved by the Boards of the Fund and TFI.

None of the Independent Directors, or any other member of his or her immediate family, owned beneficially or of record any securities in the Adviser or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Adviser as of December 31, 2019.

Communications with the Board of Directors

Stockholders may address correspondence relating to the Fund to the Board of Directors as a whole, or to individual Directors or to the Fund’s Secretary at TCW Strategic Income Fund, Inc., 865 South Figueroa Street, Los Angeles, CA 90017 and it will be directed to the attention of the addressee.

Compensation for Directors

Effective January 1, 2017, the Fund pays each Independent Director an annual fee of $12,000 plus a joint meeting fee of $1,000 for each meeting of the Board of Directors or Committees of the Board of Directors attended by the Director and $250 for telephonic attendance at each meeting or special meeting of the Board of Directors attended by the Director. Directors are also reimbursed for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Directors and officers who are employed by the Adviser or an affiliated company thereof receive no compensation or expense reimbursement from the Fund.

The following table indicates the compensation paid to the Independent Directors by the Fund for the fiscal year ended December 31, 2019. The table also indicates the compensation paid to the Independent Directors for the calendar year ended December 31, 2019 by the Fund Complex.

Name of Director	Aggregate Compensation From the Fund		Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Fund Complex+
Independent Director
Samuel P. Bell	$17,000		$0	$0	$170,600
Patrick C. Haden	$17,000		$0	$0	$183,400
Peter McMillan	$16,250	(1)	$0	$0	$299,250	(3)
Victoria B. Rogers	$17,000		$0	$0	$157,800
Andrew Tarica	$17,000	(2)	$0	$0	$366,000	(4)

(1)	Includes $16,250 of deferred compensation.

(2)	Includes $17,000 of deferred compensation.
(3)	Includes $299,250 of deferred compensation.
(4)	Includes $366,000 of deferred compensation.
+

The “Fund Complex” includes the Fund, TFI, and MWF. TFI is included because the Adviser also serves as TFI’s investment adviser. MWF is included because the parent of the Adviser also serves as the parent to MWF’s investment adviser.

Effective July 1, 2013, the Fund adopted a Deferred Compensation Plan (the “Plan”), which provides retirement benefits for Independent Directors of the Fund. Each Independent Director is eligible to participate in the Plan and may elect to defer all or a portion of his or her compensation not yet earned. Under the Plan, dollar amounts deferred earn a return for an Independent Director as though equivalent amounts had been invested in one or more of the funds advised by the Adviser offered as investment options under the Plan and selected by the Independent Director. Unless otherwise stipulated, distributions to an Independent Director under the Plan are in the form of a lump sum equal to the value in the Director’s account on the date of payment. The Plan is not funded and the Fund’s obligation to make payments of amounts credited to an Independent Director’s account is a general obligation of the Fund. An Independent Director’s rights to deferred compensation under the Plan are limited to those of a recipient of an unfunded, unsecured promise to pay amounts in the future.

The Board of Directors normally meets at least quarterly at regularly scheduled meetings. During the fiscal year ended December 31, 2019, the Board met five times. Each Director attended at least 75% of the aggregate of (1) the total number of meetings of the Board and (2) the total number of meetings held by all committees of the Board on which he or she served.

Officers

The following information relates to the executive officers of the Fund who are not Directors of the Company. The business address of each is 865 South Figueroa Street, Los Angeles, California 90017.

Name and Year of Birth	Position(s) Held with Company	Principal Occupation(s) During Past Five Years*
Meredith Jackson (1959)	Senior Vice President, General Counsel and Secretary	Executive Vice President, General Counsel and Secretary (since January 2016), TCW LLC; Senior Vice President, General Counsel and Secretary (since February 2013), TCW Funds, Inc. and Metropolitan West Funds; Executive Vice President, General Counsel and Secretary (since February 2013), the Adviser, The TCW Group Inc., TCW Asset Management Company LLC, Metropolitan West Asset Management, LLC and Trust Company of the West (2013–December 2015).

Richard M. Villa (1964)	Treasurer and Principal Financial and Accounting Officer	Managing Director, Chief Financial Officer and Assistant Secretary (since January 2016), TCW LLC; Managing Director, Chief Financial Officer and Assistant Secretary (2008–December 2015), Trust Company of the West; Managing Director, Chief Financial Officer and Assistant Secretary (since July 2008), the Adviser, The TCW Group, Inc., TCW Asset Management Company LLC and Metropolitan West Asset Management, LLC; Treasurer and Principal Financial and Accounting Officer, TCW Funds, Inc. (since 2014).

Jeffrey Engelsman (1967)	Chief Compliance Officer and Anti-Money Laundering Officer	Anti-Money Laundering Officer (since December 2016), TCW Funds, Inc. and Metropolitan West Funds; Managing Director and Global Chief Compliance Officer (since January 2016), TCW LLC and Adviser, Metropolitan West Asset Management Company, LLC, and TCW Asset Management Company LLC (since August 2014) and Trust Company of the West (2014–December 2015); Chief Compliance Officer, TCW Funds, Inc. and Metropolitan West Funds (since 2014); Managing Director, Global Chief Compliance Officer, The TCW Group, Inc. (since September 2014).

Eric Chan (1978)	Assistant Treasurer	Senior Vice President of Fund Operations for the Adviser, TCW Asset Management Company LLC, TCW LLC (since 2009), and Metropolitan West Asset Management, LLC (since November 2006); Assistant Treasurer, TCW Funds, Inc. (since June 2019) and Metropolitan West Funds (since 2010). Mr. Chan is a Certified Public Accountant.

Patrick W. Dennis (1981)	Vice President and Assistant Secretary	Senior Vice President, Associate General Counsel and Assistant Secretary, the Adviser, TCW Asset Management Company LLC, Metropolitan West Asset Management, LLC, and TCW LLC (since February 2013) and Trust Company of the West (February 2013–December 2015); Vice President and Assistant Secretary, TCW Funds, Inc. and Metropolitan West Funds (since 2013).

Lisa Eisen (1963)	Tax Officer	Tax Officer (since December 2016), Metropolitan West Funds and TCW Funds, Inc.; Managing Director and Director of Tax (since August 2016), TCW LLC; Vice President of Corporate Tax and Payroll for Health Net, Inc. (1998–July 2016).

*	Positions with The TCW Group, Inc. and its affiliates may have changed over time.

Beneficial Share Ownership of Stockholders

As of October 31, 2020, as far as known to the Fund, the following persons beneficially owned more than 5% of the outstanding Common Stock of the Fund:

Name and Address of Stockholder	Number of Shares	% of Company
Relative Value Partners Group, LLC(1) 1033 Skokie Blvd., Suite 470 Northbrook, IL 60062	5,418,972	11.37%
First Trust Portfolios L.P.(2) First Trust Advisors L.P. The Charger Corporation 120 East Liberty Drive Suite 400 Wheaton, IL 60187	3,282,094	6.89%

(1)	Based on Schedule 13G filed on February 11, 2019.
(2)	Based on Schedule 13G/A filed on January 27, 2020.

The Adviser

The Fund’s Adviser is headquartered at 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017. The Adviser is registered under the Investment Advisers Act of 1940, as amended. The Adviser was organized in 1987 as a wholly-owned subsidiary of The TCW Group, Inc. (“TCW”). As of September 30, 2020, the Adviser and its affiliated companies, which provide a variety of investment management and advisory services, had approximately $235 billion under management or committed to management.

Advisory Agreement

The Adviser, pursuant to the investment advisory and management agreement (the “Advisory Agreement”), and subject to the to the direction and supervision of the Fund’s Board of Directors and in conformity with applicable laws, the Fund’s Charter, Bylaws, Registration Statement, Prospectus and stated investment objective, policies and restrictions, shall:

•

Manage the investment of the Fund’s assets including, by way of illustration, the evaluation of pertinent economic, statistical, financial, and other data, the determination of the industries and companies to be represented in the Fund’s portfolio, the formulation and implementation of the Fund’s investment program, and the determination from time to time of the securities and other investments to be purchased, retained or sold by the Fund;

•	Place orders for the purchase or sale of portfolio securities for the Fund’s account with broker-dealers selected by the Adviser;

•	Administer the day-to-day operations of the Fund;

•

Furnish to the Fund office space at such place as may be agreed upon from time to time, and all office facilities, business equipment, supplies, utilities and telephone services necessary for managing the affairs and investments and keeping the general accounts and records of the Fund that are not maintained by the Fund’s transfer agent, custodian, administrator or accounting or sub-accounting agent, and arrange for officers or employees of the Adviser to serve, without compensation from the Fund, as officers, directors or employees of the Fund, if desired and reasonably required by the Fund; and

•	Pay such expenses as are incurred by it in connection with providing the foregoing services.

Pursuant to the Advisory Agreement, the Fund assumes and shall pay or cause to be paid all expenses of the Fund, including, without limitation: (a) all costs and expenses incident to any public offering of securities of the Fund, for cash or otherwise, including those relating to the registration of its securities under the Securities Act of 1933, as amended, and any qualification or notification of sale of its securities under state securities laws; (b) the charges and expenses of any custodian appointed by the Fund for the safekeeping of its cash, portfolio securities and other property; (c) the charges and expenses of independent accountants; (d) the charges and expenses of stock transfer and dividend disbursing agent or agents and registrar or registrars appointed by the Fund; (e) the charges and expenses of any administrator or accounting or sub-accounting agent appointed by the Fund to provide accounting or administration services to the Fund; (f) brokerage commissions, dealer spreads, and other costs incurred in connection with proposed or consummated portfolio securities transactions; (g) all taxes, including securities issuance and transfer taxes, and corporate fees payable by the Fund to federal, state, local or other governmental agencies; (h) the cost and expense of engraving printing and issuing certificates representing securities of the Fund; (i) fees involved in registering and maintaining registrations of the Fund and of its securities with the Securities and Exchange Commission and in various state and other jurisdictions; (j) all expenses of stockholders and directors meetings, and of preparing, printing and mailing proxy statements and reports to stockholders; (k) fees and expenses of directors of the Fund who are not “affiliated persons” of the Adviser; (l) all fees and expenses incident to any dividend reinvestment or distribution program; (m) charges and expenses of legal counsel to the “independent directors” of the Fund; (n) trade association dues; (o) interest payable on Fund borrowings; (p) any public relations or stockholder relations expense; (q) fees and expenses incident to the listing of securities of the Fund on any securities exchange; (r) premiums for a fidelity bond and any errors and omissions insurance maintained by the Fund; and (s) any other ordinary or extraordinary expenses incurred by the Fund in the course of its business.

As compensation for the investment advisory services rendered, facilities provided, and expenses borne, the Adviser is paid a monthly fee by the Fund computed at the annual rate of 0.75% of the first $100 million of the Fund’s average Managed Assets and 0.50% of the Fund’s average Managed Assets in excess of $100 million. For the purpose of calculating such fee, the value of Managed Assets for a month shall be the average of the values of the Fund’s Managed Assets as determined on the last Business Day of each week which ends during the month. If this agreement shall become effective subsequent to the first day of a month, or shall terminate before the last day of a month, the foregoing compensation shall be prorated. As used in the Advisory Agreement, “Managed Assets” shall mean the net asset value of common shares, plus the liquidation preference of any preferred shares issued by the Fund and the principal amount of any borrowings of the Fund used for leverage.

Pursuant to the Advisory Agreement, the Fund paid the Adviser the following amounts for the fiscal years ended December 31, 2019, December 31, 2018 and December 31, 2017:

Fiscal Year	Management Fee Paid by Fund
December 31, 2019	$1,636,414
December 31, 2018	$1,648,824
December 31, 2017	$1,669,358

The Fund (either by vote of its Board of Directors or by vote of a “majority of the outstanding voting securities” of the Fund) may, at any time and without payment of any penalty, terminate the Advisory Agreement upon sixty days’ written notice to the Adviser; the Advisory Agreement shall automatically and immediately terminate in the event of its “assignment;” and the Adviser may terminate the Advisory Agreement without payment of any penalty on ninety days’ written notice to the Fund.

Portfolio Managers

Tad Rivelle, Laird Landmann, Stephen M. Kane, CFA, Bryan T. Whalen, CFA, and Mitch Flack are jointly and primarily responsible for the day-to-day management of the Fund’s assets.

Portfolio Manager Compensation

The overall objective of the Adviser’s compensation program for portfolio managers is to attract experienced and expert investment professionals and to retain them over the long-term. Compensation is comprised of several components which, in the aggregate, are designed to achieve these objective and to reward the portfolio managers for their contributions to the successful performance of the accounts they manage. Portfolio managers are compensated through a combination of base salary, fee sharing based compensation (“fee sharing”), bonus and equity incentive participation in the Adviser’s parent company (“equity incentives”). Fee sharing and equity incentives generally represent most of the portfolio managers’ compensation. In some cases, portfolio managers are eligible for discretionary bonuses.

Salary. Salary is agreed to with portfolio managers at the time of employment and is reviewed from time to time. It does not change significantly and often does not constitute a significant part of a portfolio manager’s compensation.

Fee Sharing. Fee sharing for investment professionals is based on revenues generated by accounts in the investment strategy area for which the investment professionals are responsible. In most cases, revenues are allocated to a pool and fee sharing compensation is allocated among members of the investment team after the deduction of certain expenses (including compensation over a threshold level) related to the strategy group. The allocations are based on the investment professionals’ contribution to TCW and its clients, including qualitative and quantitative contributions.

In general, the same fee sharing percentage is used to compensate a portfolio manager for investment services related to the Fund as that used to compensate portfolio managers for other client accounts in the same strategy managed by the Adviser or an affiliate of the Adviser (collectively, the “TCW Advisers”). In some cases, the fee sharing pool includes revenues related to more than one product, in which case each participant in the pool is entitled to fee sharing derived from his or her contributions to all the included products.

Investment professionals are not directly compensated for generating performance fees. In some cases, the overall fee sharing pool is subject to fluctuation based on the relative pre-tax performance of the investment strategy composite returns, net of fees and expenses, to that of the benchmark. The measurement of performance relative to the benchmark can be based on single year or multiple year metrics, or a combination thereof. The benchmark used is the one associated with the Fund managed by the portfolio manager as disclosed in the prospectus. Benchmarks vary from strategy to strategy but, within a given strategy, the same benchmark applies to all accounts, including the Funds.

Discretionary Bonus/Guaranteed Minimums. Discretionary bonuses may be paid out of an investment team’s fee sharing pool, as determined by the supervisor(s) in the department. In other cases where portfolio managers do not receive fee sharing or where it is determined that the combination of salary and fee sharing does not adequately compensate the portfolio manager, discretionary bonuses may be paid by the applicable TCW Adviser. Also, pursuant to contractual arrangements, some portfolio managers received minimum bonuses.

Equity Incentives. Management believes that equity ownership aligns the interests of portfolio managers with the interests of the firm and its clients. Accordingly, TCW’s key investment professionals participate in equity incentives through ownership or participation in restricted unit plans that vest over time or unit appreciation plans of the Adviser’s parent company. The plans include the Fixed Income Retention Plan, Restricted Unit Plan and 2013 Equity Unit Incentive Plan.

Under the Fixed Income Retention Plan, certain portfolio managers in the fixed income area were awarded cash and/or partnership units in the Adviser’s parent company, either on a contractually-determined basis or on a discretionary basis. Awards under this plan were made in 2010 that vest over time.

Under the Restricted Unit Plan, certain portfolio managers in the fixed income and equity areas may be awarded partnership units in the Adviser’s parent company. Awards under this plan have vested over time, subject to satisfaction of performance criteria.

Under the 2013 Equity Unit Incentive Plan, certain portfolio managers in the fixed income and equity areas may be awarded options to acquire partnership units in the Adviser’s parent company with a strike price equal to the fair market value of the option at the date of grant. The options granted under this plan are subject to vesting and other conditions.

Other Plans and Compensation Vehicles. Portfolio managers may also elect to participate in the applicable adviser’s 401(k) plan, to which they may contribute a portion of their pre- and post-tax compensation to the plan for investment on a tax-deferred basis.

Other Managed Accounts

Information presented below is as of December 31, 2019.

	Registered Investment Companies asset-based advisory fee		Other Pooled Investment Vehicles asset-based advisory fee		Other Accounts asset-based advisory fee		Registered Investment Companies performance- based advisory fee		Other Pooled Investment Vehicles performance- based advisory fee		Other Accounts performance- based advisory fee
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Mitch Flack	4	$6,290	28	$6,363	35	$10,567	0	0	20	$1,398	22	$408
Stephen Kane	33	$109,672	28	$13,502	202	$44,754	0	0	9	$2,950	77	$4,417
Laird R. Landmann	30	$109,626	19	$9,983	192	$40,379	0	0	3	$641	77	$4,417
Tad Rivelle	32	$115,002	47	$16,367	219	$50,533	0	0	26	$3,707	88	$4,602
Bryan Whalen	30	$114,983	39	$12,911	211	$46,414	0	0	20	$1,398	88	$4,602

Share Ownership of Portfolio Managers

Information presented below is as of December 31, 2019.

Portfolio Manager	None	$1 to $10K	$10K to $50K	$50K to $100K	$100K to $500K	$500K to $1 Mill	Over $1 Mill
Mitch Flack					X
Stephen Kane							X
Laird Landmann							X
Tad Rivelle							X
Bryan Whalen					X

Conflicts

The TCW Group, Inc. and its subsidiaries, the Fund, TCW Funds, Inc., and the Metropolitan West Funds (collectively, “TCW”) have policies and controls to avoid and/or mitigate conflicts of interest across their businesses. The policies and procedures in TCW’s Code of Ethics (the “Code of Ethics”) serve to address or mitigate both conflicts of interest and the appearance of any conflict of interest. The Code of Ethics contains several restrictions and procedures designed to eliminate conflicts of interest relating to personal investment transactions, including (i) reporting account openings, changes, or closings (including accounts in which an Access Person has a “beneficial interest”), (ii) pre-clearance of non-exempt personal investment transactions (make a personal trade request for Securities) and (iii) the completion of timely required reporting (Initial Holdings Report, Quarterly Transactions Report, Annual Holdings Report and Annual Certificate of Compliance).

In addition, the Code of Ethics addresses potential conflicts of interest through its policies on insider trading, anti-corruption, an employee’s outside business activities, political activities and contributions, confidentiality and whistleblower provisions.

Conflicts of interest may also arise in the management of accounts and investment vehicles. These conflicts may raise questions that would allow TCW to allocate investment opportunities in a way that favors certain accounts or investment vehicles over other accounts or investment vehicles, or incentivize a TCW portfolio manager to receive greater compensation with regard to the management of certain account or investment vehicles. TCW may give advice or take action with certain accounts or investment vehicles that could differ from the advice given or action taken on other accounts or investment vehicles. When an investment opportunity is suitable for more than one account or investment vehicle, such investments will be allocated in a manner that is fair and equitable under the circumstances to all TCW clients. As such, TCW has adopted compliance policies and procedures in its Portfolio Management Policy that helps to identify a conflict of interest and then specifies how a conflict of interest is managed. TCW’s Trading and Brokerage Policy also discusses the process of timing and method of allocations, and addresses how the firm handles affiliate transactions.

The respective Equity and Fixed Income Trading and Allocation Committees review trading activities on behalf of client accounts, including the allocation of investment opportunities and address any issues with regard to side-by-side management in order to ensure that all of TCW’s clients are treated on a fair and equitable basis. Further, the Portfolio Analytics Committee reviews TCW’s investment strategies, evaluates various analytics to facilitate risk assessment, changes to performance composites and benchmarks and monitors the implementation and maintenance of the Global Investment Performance Standards or GIPS® compliance.

TCW’s approach to handling conflicts of interest is multi-layered starting with its policies and procedures, reporting and pre-clearance processes and oversight by various committees.

PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

The Adviser is responsible for the placement of the Fund’s portfolio transactions and the negotiation of prices and commissions, if any, with respect to such transactions. Debt, convertible and unlisted equity securities are generally purchased from a primary market maker acting as principal on a net basis without a stated commission but at prices generally reflecting a dealer spread. Listed equity securities are normally purchased through brokers in transactions executed on securities exchanges involving negotiated commissions. Debt, convertible and equity securities are also purchased in underwritten offerings at fixed prices which include discounts to underwriters and/or concessions to dealers. In placing a portfolio transaction, the Adviser seeks to obtain the best execution for the Funds, taking into account such factors as price (including the applicable dealer spread or commission, if any), size of order, difficulty of execution and operational facilities of the firm involved and the firm’s risk in positioning a block of securities.

Consistent with its policy of securing best execution, in selecting broker-dealers and negotiating any commissions or prices involved in Fund transactions, the Adviser considers the range and quality of the professional services provided by such firms. Brokerage services include the ability to most effectively execute large orders without adversely impacting markets and positioning securities in order to enable the Adviser to effect orderly purchases or sales for the Fund. Accordingly, transactions will not always be executed at the lowest available commission. In addition, the Adviser may effect transactions which cause the Fund to pay a commission in excess of a commission which another broker-dealer would have charged if the Adviser first determines that such commission is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer.

Debt and convertible securities are generally purchased from the issuer or a primary market maker acting as principal on a net basis with no brokerage commission paid by the client. Such securities, as well as equity securities, may also be purchased from underwriters at prices which include underwriting fees.

In an effort to achieve efficiencies in execution and reduce trading costs, the Adviser and its affiliates frequently (though not always) execute securities transactions on behalf of a number of accounts, which may include one or more funds, at the same time, generally referred to as “block trades.” When executing block trades, securities are allocated using procedures that the Adviser considers fair and equitable. Allocation guidelines have been established for the Adviser’s Trading Department to follow in making allocation determinations. In some cases, various forms of pro-rata allocation are used and, in other cases, random allocation processes are used. Participation of an account in the allocation is based on considerations such as lot size, account size, diversification requirements and investment objective, restrictions, time horizon, availability of cash, existing or targeted account weightings in particular securities, the amount of existing holdings (or substitutes) of the security in the account, and, when relevant, directed brokerage. In connection with certain purchase or sale programs, and in other circumstances if practicable, if multiple trades for a specific security are made with the same broker in a single day, those securities are allocated to accounts based on a weighted average purchase or sale price.

In determining whether accounts are eligible to participate in any type of initial public offering, the Adviser considers such factors as lot size, account size, diversification requirements and investment objective, restrictions, time horizon, availability of cash, existing or targeted account weightings in particular securities, and the amount of existing holdings (or substitutes) of the security in the account. For initial public offerings of equities, the Adviser generally shares allocations in a pro rata fashion based upon assets under management for those accounts eligible to participate in the initial public offering. For equity offerings, an exception may be made when the allocation is so small that it may create transaction costs that diminish the benefit of the trade or it would be unreasonably minimal relative to the size of the account. The Adviser will use its best judgment to make a fair and equitable allocation, which may include, among other things, consideration of allocating to underperforming accounts or accounts where smaller lot sizes would be reasonable.

To the extent permitted by law and in accordance with procedures established by the Board of Directors, the Fund may engage in brokerage transactions with brokers that are affiliates of the Adviser. The Fund has adopted procedures which are reasonably designed to provide that commissions or other remuneration paid to affiliated brokers of the Adviser do not exceed the usual and customary broker’s commission.

The following table sets forth the aggregate brokerage commissions paid on transactions in the Fund’s securities and the amounts of brokerage commission paid to broker-dealers for research services by the Fund for the last three fiscal years. The amount of brokerage commissions paid by the Fund may change from year to year because of, among other things, changes in asset levels, stockholder activity, and/or changes in portfolio turnover.

	Aggregate Brokerage Commissions Paid on Transactions in the Fund’s Securities	Aggregate Brokerage Commissions Paid for Research Services Provided
2019	$663,060	$0
2018	$663,518	$0
2017	$415,972	$4,063

Portfolio Turnover Rate

The Fund’s portfolio turnover rate may vary from year to year. Because it is difficult to predict accurately portfolio turnover rates, actual turnover may be higher or lower. A high portfolio turnover rate increases a fund’s transaction costs (including brokerage commissions and dealer costs), which would adversely impact a fund’s performance. Higher portfolio turnover may result in the realization of more short-term capital gains than if a fund had lower portfolio turnover.

The rate of portfolio turnover in the fiscal years ended December 31, 2019, December 31, 2018 were 34.65% and 31.16%, respectively.

DESCRIPTION OF COMMON STOCK

The Fund, which was incorporated under the laws of the State of Maryland on January 13, 1987, is authorized to issue 75,000,000 shares of Common Stock, par value $0.01 per share. The shares of Common Stock have no preemptive, conversion, exchange or redemption rights. Each share has equal voting, dividend, distribution and liquidation rights. The shares outstanding are fully paid and non-assessable. Stockholders are entitled to one vote per share. All voting rights for the election of directors are non-cumulative.

Anti-Takeover Provisions of the Articles of Incorporation

The Fund has provisions in its Charter that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund, to cause it to engage in certain transactions or to modify its structure. The affirmative vote or consent of the holders of at least two-thirds of the outstanding shares of the Fund is required to authorize any of the following actions: (1) merger or consolidation of the Fund with an open-end investment company; (2) merger or consolidation with a closed-end investment company unless such company’s charter has the same voting requirements; (3) dissolution of the Fund; (4) sale of all or substantially all of the assets of the Fund; or (5) amendment to the Charter of the Fund which makes the Common Stock redeemable security (as such term is defined in the 1940 Act) or which reduces the two-thirds vote required to authorize the actions in (1) through (5) hereof.

Reference is made to the Charter of the Fund, on file with the SEC, for the full text of these provisions. These provisions could have the effect of depriving stockholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction.

Possible Future Conversion to Open-End Investment Company

The Fund is a closed-end investment company and as such the Fund’s stockholders will not have the right to cause the Fund to redeem its shares. Instead, the Fund’s common stock trades in the open market at a price that will be a function of several factors, including distribution levels (which are in turn affected by expenses), NAV, distribution stability, portfolio credit quality, relative demand for and supply of such shares in the market, general market and economic conditions and other factors.

Shares of closed-end companies frequently trade at a discount to their NAV. This characteristic of shares of closed-end management investment companies is a risk separate and distinct from the risk that the Fund’s NAV may decrease as a result of investment activities. To the extent the Fund’s shares do trade at a discount, the Board of Directors may from time to time engage in open-market repurchases or tender offers for shares after balancing the benefit to stockholders of the increase in the NAV per share resulting from such purchases against the decrease in the Fund’s assets and the potential increase in the ratio of the Fund’s expenses to the Fund’s assets and the decrease in asset coverage with respect to any outstanding indebtedness or preferred shares. Any such purchase or tender offers may result in the temporary narrowing of any discount but will not necessarily have any long-term effect on the level of any discount. There is no guarantee or assurance that the Board of Directors will decide to engage in any of these actions. Nor is there any guarantee or assurance that such actions, if undertaken, would result in the shares trading at a price equal or close to net asset value per share. Any share repurchase or tender offers will be made in accordance with requirements of the 1940 Act, the Exchange Act and the principal stock exchange on which the Fund’s common shares are traded. The Board of Directors believes that, in addition to the beneficial effects described above, any such purchase or tender offers may result in the temporary narrowing of any discount but will not have any long-term effect on the level of any discount. There is no guarantee or assurance that the Board of Directors will decide to engage in any of these actions. There is also no guarantee or assurance that such actions, if undertaken, would result in the shares trading at a price equal or close to NAV per share. Any share repurchase or tender offers will be made in accordance with requirements of the Securities Exchange Act of 1934 (the “Exchange Act”), the 1940 Act and the principal stock exchange on which the shares are traded.

Conversion to an open-end mutual fund is extremely unlikely in light of the Fund’s investment objective and policies and would require approval of the Fund’s Board of Directors and stockholders. If the Fund converted to an open-end mutual fund, the common stock would no longer be listed on the NYSE or any other exchange. In contrast to a closed-end investment company, stockholders of an open-end investment company may require a fund to redeem its shares of common stock at any time (except in certain circumstances as authorized by the 1940 Act or the rules thereunder) at their NAV, without the discount commonly associated with closed-end investment companies. Open-end investment companies typically engage in a continuous offering of their shares and may maintain large cash positions or liquidate favorable investments to meet redemptions. Open-end investment companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management. In addition, certain of the Fund’s investment policies and restrictions are incompatible with the requirements applicable to an open-end investment company. Accordingly, conversion to an open-end investment company would require material changes to the Fund’s investment policies.

REPURCHASE OF COMMON STOCK

The Fund’s stockholders do not have the right to require redemption of their shares by the Fund. The Fund, however, may repurchase its shares in the open market from time to time, although nothing herein shall be considered a commitment to repurchase such shares. Any such repurchases shall be subject to the Maryland General Corporation Law and to limitations imposed by the 1940 Act. In 2000, the Fund’s Board of Directors authorized the Fund to repurchase up to two million of its shares. Subject to the Fund’s investment restriction with respect to borrowings, the Fund may incur debt in an amount not exceeding 5% of total assets to finance share repurchase transactions. Shares repurchased by the Fund will be held as treasury shares until reissued.

The Fund does not expect to consider the repurchase of any of its shares except at a price below net asset value. During the fiscal year ended December 31, 2019, the Fund did not repurchase any shares.

TAX MATTERS

The following is a description of the material U.S. federal income tax considerations affecting the Fund and the material U.S. federal income tax consequences of owning and disposing of shares of Common Stock. The discussion below provides general tax information related to an investment in shares of Common Stock, but this discussion does not purport to be a complete description of the U.S. federal income tax consequences of an investment in the shares of Common Stock. It is based on the Code and Treasury regulations thereunder and administrative pronouncements, all as of the date hereof, any of which is subject to change, possibly with retroactive effect. In addition, it does not describe all of the tax consequences that may be relevant in light of a Common Stockholder’s particular circumstances, including alternative minimum tax consequences and tax consequences applicable to Common Stockholders subject to special tax rules, such as certain financial institutions; dealers or traders in securities who use a mark-to-market method of tax accounting; persons holding shares of Common Stock as part of a hedging transaction, wash sale, conversion transaction or integrated transaction or persons entering into a constructive sale with respect to the shares of Common Stock; entities classified as partnerships or other pass-through entities for U.S. federal income tax purposes; real estate investment trusts; regulated investment companies; insurance companies; U.S. holders (as defined below) whose functional currency is not the U.S. dollar; or tax-exempt entities, including “individual retirement accounts” or “Roth IRAs.” Unless otherwise noted, the following discussion applies only to a Common Stockholder that holds shares of Common Stock as a capital asset and is a U.S. holder. A “U.S. holder” is a holder who, for U.S. federal income tax purposes, is a beneficial owner of shares of Common Stock and is (i) an individual who is a citizen or resident of the United States; (ii) a corporation, or other entity taxable as a corporation, created or organized in or under the laws of the United States, any state therein or the District of Columbia; (iii) an estate the income of which is subject to U.S. federal income taxation regardless of its source; or (iv) a trust if it (x) is subject to the primary supervision of a court within the United States and one or more U.S. persons have the authority to control all substantial decisions of the trust or (y) has a valid election in effect under applicable United States Treasury regulations to be treated as a U.S. person. Tax laws are complex and often change, and Common Stockholders should consult their tax advisors about the U.S. federal, state, local or non-U.S. tax consequences of an investment in the Fund.

Record Date Stockholders should review the discussion in the prospectus of the material U.S. federal income tax consequences of the Offer under “Tax Matters—The Offer.”

Taxation of the Fund

The Fund has elected to be treated as, and intends to continue to qualify in each taxable year as, a RIC under Subchapter M of the Code. To qualify as a RIC for any taxable year, the Fund must, among other things, satisfy both an income test and an asset test for such taxable year. Specifically, (i) at least 90% of the Fund’s gross income for such taxable year must consist of dividends; interest; payments with respect to certain securities loans; gains from the sale or other disposition of stock, securities or foreign currencies; other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and net income derived from interests in “qualified publicly traded partnerships” (such income, “Qualifying RIC Income”) and (ii) the Fund’s holdings must be diversified so that, at the end of each quarter of such taxable year, (a) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, securities of other RICs, U.S. Government Securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund’s total assets is invested (x) in securities (other than U.S. Government Securities or securities of other RICs) of any one issuer, (y) in securities (other than securities of other RICs) of two or more issuers that the Fund controls (by owning 20% or more of the outstanding voting securities of such issuer) and that are engaged in the same, similar or related trades or businesses or (z) in the securities of one or more “qualified publicly traded partnerships.” The Fund’s share of income derived from a partnership other than a “qualified publicly traded partnership” will be treated as Qualifying RIC Income only to the extent that such income would have constituted Qualifying RIC Income if derived directly by the Fund. A “qualified publicly traded partnership” is generally defined as an entity that is treated as a partnership for U.S. federal income tax purposes if (i) interests in such entity are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof and (ii) less than 90% of its gross income for the relevant taxable year consists of Qualifying RIC Income. The

Code provides that the Treasury Department may by regulation exclude from Qualifying RIC Income foreign currency gains that are not directly related to the RIC’s principal business of investing in stock or securities (or options and futures with respect to stock or securities). The Fund anticipates that, in general, its foreign currency gains will be directly related to its principal business of investing in stock and securities.

As a RIC, the Fund generally is not subject to U.S. federal income tax on its “investment company taxable income” and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes (including amounts that are reinvested pursuant to the Plan, as described below) to its stockholders, provided that it distributes on a timely basis with respect to each taxable year at least 90% of its “investment company taxable income” and its net tax-exempt interest income for such taxable year. In general, a RIC’s “investment company taxable income” for any taxable year is its taxable income, determined without regard to net capital gain and with certain other adjustments. The Fund distributes, and intends to continue to distribute, all or substantially all of its “investment company taxable income,” net tax-exempt interest income (if any) and net capital gain on an annual basis. Any taxable income, including any net capital gain, that the Fund does not distribute to its stockholders in a timely manner will be subject to U.S. federal income tax at regular corporate rates.

If the Fund retains any net capital gains for reinvestment, it may elect to treat such capital gains as having been distributed to its stockholders. If the Fund makes such an election, each stockholder will be required to report its share of such undistributed net capital gain as long-term capital gain and will be entitled to claim its share of the U.S. federal income taxes paid by the Fund on such undistributed net capital gain as a credit against its own U.S. federal income tax liability, if any, and to claim a refund on a properly-filed U.S. federal income tax return to the extent that the credit exceeds such liability. In addition, each stockholder will be entitled to increase the adjusted tax basis of its Common Stock by the difference between its share of such undistributed net capital gain and the related credit. There can be no assurance that the Fund will make this election if it retains all or a portion of its net capital gain for a taxable year.

A RIC will be subject to a nondeductible 4% excise tax at the Fund level on certain amounts that it fails to distribute during each calendar year. In order to avoid this excise tax, a RIC must distribute during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary taxable income (taking into account certain deferrals and elections) for the calendar year; (ii) 98.2% of its capital gain net income for the one-year period ended on October 31 of the calendar year (or, at the election of a RIC having a taxable year ending November 30 or December 31, for its taxable year) and (iii) any ordinary income and capital gains for previous years that were not distributed during those years. For purposes of determining whether the Fund has met this distribution requirement, (i) certain ordinary gains and losses that would otherwise be taken into account for the portion of the calendar year after October 31 will be treated as arising on January 1 of the following calendar year and (ii) the Fund will be deemed to have distributed any income or gains on which it paid U.S. federal income tax in the taxable year ending within the relevant calendar year. The Fund intends generally to make distributions sufficient to permit it to avoid the imposition of this excise tax, but there can be no assurance in this regard.

If the Fund failed to qualify as a RIC or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be subject to U.S. federal income tax at regular corporate rates on its taxable income, including its net capital gain, even if such income were distributed to its stockholders, and all distributions out of earnings and profits would be taxed to stockholders as ordinary dividend income. Such distributions generally would be eligible for the dividends-received deduction in the case of corporate stockholders and may also be eligible for treatment by non-corporate stockholders as “qualified dividend income,” provided in each case that certain holding period and other requirements were satisfied. In addition, the Fund could be required to recognize unrealized gains, pay taxes and make distributions (any of which could be subject to interest charges) before re-qualifying for taxation as a RIC. If the Fund fails to satisfy the income test or diversification test described above, however, it may in certain circumstances be able to avoid losing its status as a RIC by timely providing notice of such failure to the IRS, curing such failure and possibly paying an additional tax.

Some of the investments that the Fund is expected to make, such as investments in debt securities that are treated as issued with original issue discount, will cause the Fund to recognize income or gain for U.S. federal income tax purposes prior to the receipt of any corresponding cash or other property. Because the distribution requirements described above will apply to this income, the Fund may be required to borrow money or dispose of other securities at disadvantageous times in order to make the relevant distributions.

If the Fund utilizes leverage through the issuance of preferred shares or borrowings, it will be prohibited from declaring a distribution or dividend if it would fail the applicable asset coverage test(s) under the 1940 Act after the payment of such distribution or dividend. In addition, certain covenants in credit facilities or indentures may impose greater restrictions on the Fund’s ability to declare and pay dividends on shares of Common Stock. Limits on the Fund’s ability to pay dividends on shares of Common Stock may prevent the Fund from meeting the distribution requirements described above, and may therefore jeopardize the Fund’s qualification for taxation as a RIC or subject the Fund to income or excise tax on undistributed income. The Fund will endeavor to avoid restrictions on its ability to make dividend payments. If the Fund is precluded from making distributions on the shares of Common Stock because of any applicable asset coverage requirements, the terms of the preferred shares (if any) may provide that any amounts so precluded from being distributed, but required to be distributed for the Fund to meet the distribution requirements for qualification as a RIC, will be paid to the holders of the preferred shares as a special distribution. This distribution can be expected to decrease the amount that holders of preferred shares would be entitled to receive upon redemption or liquidation of the shares.

Certain of the Fund’s investments are expected to be subject to special U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions; (ii) convert lower-taxed long-term capital gain or qualified dividend income into higher-taxed short-term capital gain or ordinary income; (iii) convert an ordinary loss or a deduction into a capital loss, the deductibility of which is more limited; (iv) adversely affect when a purchase or sale of stock or securities is deemed to occur; (v) adversely alter the intended characterization of certain complex financial transactions; (vi) cause the Fund to recognize income or gain without a corresponding receipt of cash and (vii) produce income that will not constitute Qualifying RIC Income. The application of these rules could cause the Fund to be subject to U.S. federal income tax or the nondeductible 4% excise tax and, under certain circumstances, could affect the Fund’s status as a RIC. The Fund monitors its investments and may make certain tax elections in order to mitigate the effect of these provisions. Moreover, there may be uncertainty as to the appropriate treatment of certain of the Fund’s investments for U.S. federal income tax purposes. For example, the U.S. federal income tax treatment of investments in debt securities that are rated below investment grade is uncertain in various respects.

Distributions

Distributions of the Fund’s ordinary income and net short-term capital gains will, except as described below with respect to distributions of “qualified dividend income,” generally be taxable to the Common Stockholders as ordinary income to the extent such distributions are paid out of the Fund’s current or accumulated earnings and profits, as determined for U.S. federal income tax purposes. Properly reported distributions (or deemed distributions, as described above), if any, of net capital gains will be taxable as long-term capital gains, regardless of the length of time the Common Stockholder has owned shares of Common Stock. The ultimate tax characterization of the Fund’s distributions made in a taxable year cannot be determined until after the end of the taxable year. As a result, there is a possibility that the Fund may make total distributions during a taxable year in an amount that exceeds the current and accumulated earnings and profits of the Fund. A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits will be treated by a Common Stockholder as a return of capital that will be applied against and reduce the Common Stockholder’s basis in its shares of Common Stock (but not below zero). To the extent that the amount of any such distribution exceeds the Common Stockholder’s basis in its shares of Common Stock, the excess will be treated as gain from a sale or exchange of the Common Stock. If the Fund issues preferred shares, its earnings and profits must be allocated first to such preferred shares, and then to the Common Stock, in each case on a pro rata basis.

It is expected that a very substantial portion of the Fund’s income will consist of ordinary income. For example, interest and original issue discount derived by the Fund will constitute ordinary income. In addition, gain derived by the Fund from the disposition of debt securities with “market discount” (generally, securities purchased by the Fund at a discount to their stated redemption price) will be treated as ordinary income to the extent of the market discount that has accrued, as determined for U.S. federal income tax purposes, at the time of such disposition unless the Fund makes an election to accrue market discount on a current basis. In addition, certain of the Fund’s investments will be subject to special U.S. federal income tax provisions that may affect the character, increase the amount and/or accelerate the timing of income earned by the fund.

Dividends distributed by the Fund to a corporate Common Stockholder will qualify for the dividends-received deduction only to the extent that the dividends consist of properly reported distributions of qualifying dividends received by the Fund. In addition, any such dividends-received deduction will be disallowed or reduced if the corporate Common Stockholder fails to satisfy certain requirements, including a holding period requirement, with respect to its shares of Common Stock. Properly reported distributions of “qualified dividend income” to an individual or other non-corporate Common Stockholder made or deemed made by the Fund will be subject to tax at reduced maximum rates, provided that the stockholder meets certain holding period and other requirements with respect to its Common Stock. “Qualified dividend income” generally includes dividends from domestic corporations and dividends from foreign corporations that meet certain specified criteria. Given the Fund’s investment strategy, it is not expected that a large portion of the distributions made by the Fund will be eligible for the dividends-received deduction (in the case of corporate stockholders) or for treatment as “qualified dividend income” (in the case of individual stockholders).

Distributions will be treated in the manner described above regardless of whether such distributions are paid in cash or invested in additional shares of Common Stock pursuant to the Plan. If the shares of Common Stock are trading below NAV, Common Stockholders receiving distributions in the form of additional shares of Common Stock will be treated as receiving a distribution in the amount of cash that they would have received if they had elected to receive the distribution in cash. If the Fund issues additional shares of Common Stock with a fair market value equal to or greater than NAV, however, Common Stockholders will be treated as receiving a distribution in the amount of the fair market value of the distributed shares of Common Stock.

The IRS currently requires that a RIC that has two or more classes of stock allocate to each class proportionate amounts of each type of its income (such as ordinary income, capital gains and dividends qualifying for the dividends-received deduction) based upon the percentage of total dividends paid to each class for the tax year. Accordingly, if the Fund issues preferred shares, the Fund will allocate capital gain dividends and dividends qualifying for the dividends-received deduction, if any, between its Common Stock and shares of preferred stock in proportion to the total dividends paid to each class with respect to such tax year.

Common Stockholders will be notified annually as to the U.S. federal tax status of distributions, and Common Stockholders receiving distributions in the form of additional shares of Common Stock will receive a report as to the NAV of those shares of Common Stock.

Net Investment Income Tax

An additional 3.8% tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceed certain threshold amounts.

Sale or Exchange of Common Stock

A Common Stockholder may recognize capital gain or loss on the sale or other disposition of Common Stock. The amount of the gain or loss will be equal to the difference between the amount realized and the Common Stockholder’s adjusted tax basis in the relevant Common Stock. Such gain or loss generally will be a long-term gain or loss if the Common Stockholder’s holding period for such Common Stock is more than one (1) year. Under current law, net capital gains recognized by non-corporate Common Stockholders are generally subject to reduced maximum rates. The deductibility of capital losses are subject to various limitations under the Code.

Losses realized by a Common Stockholder on the sale or exchange of Common Stock held for six months or less will be treated as long-term capital losses to the extent of any distribution of long-term capital gain received (or deemed received, as discussed above) with respect to such Common Stock. In addition, no loss will be allowed on a sale or other disposition of Common Stock if the Common Stockholder acquires (including pursuant to the Plan), or enters into a contract or option to acquire, Common Stock within 30 days before or after the disposition. In such a case, the basis of the securities acquired will be adjusted to reflect the disallowed loss.

Reporting of adjusted cost basis information for covered securities, which generally include shares of a RIC acquired after January 1, 2012, is required to the IRS and to taxpayers. Common Stockholders should contact their financial intermediaries with respect to reporting of cost basis and available elections for their accounts.

Under U.S. Treasury regulations, if a Common Stockholder recognizes losses with respect to Common Stock of $2 million or more for an individual Common Stockholder or $10 million or more for a corporate Common Stockholder, the Common Stockholder must file with the IRS a disclosure statement on IRS Form 8886. Direct stockholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, stockholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to stockholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Stockholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Backup Withholding and Information Reporting

Information returns will be filed with the IRS in connection with payments on the shares and the proceeds from a sale or other disposition of the Common Stock. A Common Stockholder will be subject to backup withholding (currently, at a rate of 24%) on all such payments if it fails to provide the payor with its correct taxpayer identification number (generally on an IRS form W-9) and to make required certifications or otherwise establish an exemption from backup withholding. Corporate Common Stockholders and certain other Common Stockholders generally are exempt from backup withholding. Backup withholding is not an additional tax. Any amounts withheld pursuant to these rules may be credited against the applicable Common Stockholder’s U.S. federal income tax liability, provided the required information is timely furnished to the IRS.

Non-U.S. Common Stockholders

The U.S. federal income taxation of a Common Stockholder that is a nonresident alien individual, a foreign trust or estate or a foreign corporation, as defined for U.S. federal income tax purposes (a “non-U.S. Common Stockholder”) depends on whether the income that the Common Stockholder derives from the Fund is “effectively connected” with a U.S. trade or business carried on by the Common Stockholder.

If the income that a non-U.S. Common Stockholder derives from the Fund is not “effectively connected” with a U.S. trade or business carried on by such non-U.S. Common Stockholder, distributions of “investment company taxable income” will generally be subject to a U.S. federal withholding tax at a rate of 30% (or a lower rate under an applicable treaty).

Properly reported dividends received by a nonresident alien or foreign entity are generally exempt from U.S. federal withholding tax when they (a) are paid in respect of the Fund’s “qualified net interest income” (generally, the Fund’s U.S. source interest income, reduced by expenses that are allocable to such income), or (b) are paid in connection with the Fund’s “qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gain over the Fund’s long-term capital loss for such taxable year). However, depending on the circumstances, the Fund may report all, some or none of the Fund’s potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and a portion of the Fund’s distributions (e.g., interest from non-U.S. sources or any foreign currency gains) would be ineligible for this potential exemption from withholding. In order to qualify for this exemption from withholding, a non-U.S. Common Stockholder would need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or W-8BEN-E or substitute Form). There can be no assurance as to what portion of the Fund’s distribution will be eligible for this exemption.

A non-U.S. Common Stockholder whose income from the Fund is not “effectively connected” with a U.S. trade or business (or, if an income tax treaty is applicable, is not attributable to a permanent establishment maintained by the non-U.S. Common Stockholder in the United States) will generally be exempt from U.S. federal income tax on capital gain dividends, any amounts retained by the Fund that are designated as undistributed capital gains and any gains realized upon the sale or exchange of shares of the Fund. If, however, such a non-U.S. Common Stockholder is a nonresident alien individual and is physically present in the United States for 183 days or more during the taxable year and meets certain other requirements such capital gain dividends, undistributed capital gains and gains from the sale or exchange of Common Stock will be subject to a 30% U.S. tax.

If the income from the Fund is “effectively connected” with a U.S. trade or business carried on by a non-U.S. Common Stockholder (and, if an income tax treaty is applicable, is attributable to a permanent establishment maintained by the non-U.S. Common Stockholder in the United States), any distributions of “investment company taxable income,” any capital gain dividends, any amounts retained by the Fund that are designated as undistributed capital gains and any gains realized upon the sale or exchange of shares of the Fund will be subject to U.S. income tax, on a net income basis, in the same manner, and at the rates applicable to, U.S. persons. If such a non-U.S. Common Stockholder is a corporation, it may also be subject to the U.S. branch profits tax.

A non-U.S. Common Stockholder other than a corporation may be subject to backup withholding on net capital gain distributions that are otherwise exempt from withholding tax or on distributions that would otherwise be taxable at a reduced treaty rate if such Common Stockholder does not certify its non-U.S. status under penalties of perjury or otherwise establish an exemption.

A non-U.S. Common Stockholder may also be subject to U.S. estate tax with respect to their Fund shares.

The tax consequences to a non-U.S. Common Stockholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Non-U.S. Common Stockholders are advised to consult their tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

In addition, the Fund is required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts (“FATCA”). Under proposed Treasury regulations, which may be relied upon by taxpayers until final Treasury regulations are published, there is no FATCA withholding on certain capital gains distributions and gross proceeds from a sale or disposition of Fund shares. To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders, comply with due diligence procedures with respect to the identification of U.S. accounts, report to the IRS certain information with respect to U.S. accounts maintained, agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information, and determine certain other information as to their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, comply with such intergovernmental agreement and its implementing legislation and provide local revenue authorities with similar account holder information. Other foreign entities will need to either provide the name, address, and taxpayer identification number of each substantial U.S. owner or certifications of no substantial U.S. ownership unless certain exceptions apply. Under some circumstances, a foreign stockholder may be eligible for refunds or credits of such taxes.

Other Taxes

Common Stockholders may be subject to state, local and non-U.S. taxes on their Fund distributions. Common Stockholders are advised to consult their tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

PROXY VOTING POLICY AND PROXY VOTING RECORD

The Board has delegated the day-to-day responsibility to the Adviser to vote the Fund’s proxies. Proxies are voted by the Adviser pursuant to the Board approved proxy guidelines, a copy of which as currently in effect as of the date of this SAI is attached hereto as Appendix B.

Information on how the Fund voted proxies (if any) relating to portfolio securities during the most recent 12 month period ending December 31, 2019 is available: (i) upon request and without charge by calling 1-800-FUND-TCW (1-800-386-3829), or (ii) on the SEC’s website at http://www.sec.gov.

FINANCIAL STATEMENTS

The Fund’s audited financial statements included in the annual report for the fiscal year ended December 31, 2019, together with the report thereon of [                ] (“[                  ]”), an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting, and the unaudited financial statements included in the semiannual report for the semiannual period ended June 30, 2020 are incorporated by reference. The address of [                ] is [                 ]. The audit services they provide include examination of the financial statements of the Fund, and services relating to filings by the Fund with the SEC.

A copy of the Fund’s December 31, 2019 Annual Report is available at the SEC’s website at www.sec.gov. Copies may also be obtained free of charge upon written or oral request from the Fund.

LEGAL COUNSEL

Paul Hastings LLP serves as legal counsel to the Fund.

ADDITIONAL INFORMATION

A registration statement on Form N-2, including amendments thereto, relating to the Offer, has been filed by the Fund with the SEC. The Prospectus and this SAI do not contain all of the information set forth in the registration statement, including any exhibits and schedules thereto. For further information with respect to the Fund, the shares of Common Stock and the Rights, reference is made to the registration statement. A copy of the registration statement may be reviewed on the SEC’s EDGAR database on the SEC’s internet site (http://www.sec.gov) or upon payment of copying fees by electronic request to publicinfo@sec.gov.

APPENDIX A

Description of S&P and Moody’s Credit Ratings

S&P’s Long-Term Issue Credit Ratings*

AAA	An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

AA	An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

A	An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

BBB	An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

BB; B; CCC; CC; and C	Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

BB	An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

B	An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

CCC	An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

CC	An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but Standard & Poor’s expects default to be a virtual certainty, regardless of the anticipated time to default.

C	An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D	An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

NR	This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

*	The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Moody’s Long-Term Issue Credit Ratings*

Aaa	Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A	Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa	Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba	Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B	Obligations rated B are considered speculative and are subject to high credit risk.

Caa	Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C	Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

*

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

S&P’s Short-Term Issue Credit Ratings

A-1	A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.

A-2	A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

A-3	A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

B	A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C	A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

D	A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

Moody’s Short-Term Issue Credit Ratings

P-1	Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Appendix B – Proxy Voting Guidelines and Procedures

Introduction

Certain affiliates of The TCW Group, Inc. (these affiliates are collectively referred to as “TCW”) act as investment advisors for a variety of clients, including mutual funds. If TCW has responsibility for voting proxies in connection with these investment advisory duties, or has the responsibility to specify to an agent of the client how to vote the proxies, TCW exercises such voting responsibilities for its clients through the corporate proxy voting process. TCW believes that the right to vote proxies is a significant asset of its clients’ holdings. In order to carry out its fiduciary responsibilities in the voting of proxies for its clients, TCW has established a proxy voting committee (the “Proxy Committee”) and adopted these proxy voting guidelines and procedures (the “Guidelines”).

The Proxy Committee generally meets quarterly (or at such other frequency as determined by the Proxy Committee), and its duties include establishing proxy voting guidelines and procedures, overseeing the internal proxy voting process, and reviewing proxy voting issues. The members of the Proxy Committee include TCW personnel from the investment, compliance, legal and marketing departments. TCW also uses outside proxy voting services (each an “Outside Service”) to help manage the proxy voting process. An Outside Service facilitates TCW’s voting according to the Guidelines (or, if applicable, according to guidelines submitted by TCW’s clients) and helps maintain TCW’s proxy voting records. In the event of a conflict between contractual requirements and the Guidelines, TCW will vote in accordance with its contractual obligations. All proxy voting and record keeping by TCW is, of course, dependent on the timely provision of proxy ballots by custodians, clients and other third parties. Under specified circumstances described below involving potential conflicts of interest, an Outside Service may also be requested to help decide certain proxy votes. In those instances, the Proxy Committee shall review and evaluate the voting recommendations of such Outside Service to ensure that recommendations are consistent with TCW’s clients’ best interests. In the event that TCW inadvertently receives any proxy materials on behalf of a client that has retained proxy voting responsibility, and where it is reasonably feasible for TCW to determine the identity of the client, TCW will promptly forward such materials to the client.

As a matter of firm policy, TCW does not disclose to unaffiliated third parties how it expects to vote on upcoming proxies and does not disclose the way it voted proxies without a legitimate need to know such information.

Philosophy

When voting proxies, TCW’s utmost concern is that all decisions be made solely in the interests of the client and with the goal of maximizing the value of the client’s investments. Generally, proposals will be voted in accordance with the Guidelines and any applicable guidelines provided by TCW’s clients. TCW’s underlying philosophy, however, is that its portfolio managers, who are primarily responsible for evaluating the individual holdings of TCW’s clients, are best able to determine how to further client interests and goals. The portfolio managers may, in their discretion, take into account the recommendations of TCW management, the Proxy Committee, and an Outside Service.

Proxy Voting Overrides

Individual portfolio managers, in the exercise of their best judgment and discretion, may from time to time override the Guidelines and vote proxies in a manner that they believe will enhance the economic value of clients’ assets, keeping in mind the best interests of the beneficial owners. A portfolio manager choosing to abstain on a vote or override the Guidelines must deliver a written rationale for each such decision to TCW’s Proxy Specialist (the “Proxy Specialist”), who will maintain such documentation in TCW’s proxy voting records and deliver a quarterly report to the Proxy Committee of all votes cast other than in accordance with the Guidelines. If the Proxy Specialist believes there is a question regarding a portfolio manager’s vote, he/she will liaise with the portfolio manager as necessary to clarify the rationale. If the Proxy Specialist is unable to resolve the question to their satisfaction after liaising with the relevant portfolio manager, TCW’s Director of Research (the “Director of Research”) will review the portfolio manager’s vote and make a determination. If the Director of Research believes it appropriate, he/she may elect to convene the Proxy Committee for its independent consideration as to how the vote should be cast.

Conflicts of Interest

In the event a potential conflict of interest arises in the context of voting proxies for TCW’s clients, the primary means by which TCW will avoid a conflict is by casting such votes solely according to the Guidelines and any applicable guidelines provided by TCW’s clients, as outlined below. If a potential conflict of interest arises and there is no predetermined vote, or the Guidelines (or any applicable TCW client guidelines) themselves refer such vote to the portfolio manager for decision, or the portfolio manager would like to override a predetermined vote, then TCW will undertake the following analysis:

Where the issuer soliciting proxy votes is itself a client of TCW’s (or because an affiliate of such issuer, such as a pension or profit sharing plan sponsored by such issuer, is a client of TCW’s), then the Proxy Specialist will determine whether such relationship may be deemed not to be material to TCW based on the level of assets under management and other relevant facts and circumstances and will submit his/her analysis to the Proxy Committee for its approval. Where the relationship is deemed material, TCW will refrain completely from exercising its discretion with respect to voting the proxy with respect to such vote and will, instead, refer that vote to an Outside Service for its independent consideration as to how the vote should be cast.

Where an employee of TCW sits on the Board of a public company, the Proxy Specialist will determine whether such Board member is the portfolio manager for the account holding the security, or whether the Board member has spoken with the portfolio managers for the account holding the security. If either the particular Board member is the portfolio manager or there has been communication concerning such proxy vote between the portfolio manager and the particular Board member, then the Proxy Specialist will provide the Proxy Committee with the facts and vote rationale so that it can determine and vote the securities.

When the issuer is a key vendor or broker of TCW, the Proxy Specialist will determine if the portfolio manager for the account(s) holding the security has spoken with the key vendor or broker about the upcoming proxy vote. If there has been communication concerning the proxy vote between the portfolio manager and the key vendor or broker, the relationship will be deemed material. The Proxy Specialist will provide the Proxy Committee with the relevant facts and the Proxy Committee will vote the proxy. Where the issuer is a known affiliate of TCW, TCW will refrain completely from exercising its discretion with respect to voting the proxy with respect to such a vote and will, instead, refer that vote to an Outside Service for its independent consideration as to how the vote should be cast.

Where any other portfolio manager conflict is identified with respect to a given proxy vote, the Proxy Committee will remove such vote from the conflicted portfolio manager and will itself consider and cast the vote.

Proxy Voting Information and Recordkeeping

Upon request to the Proxy Specialist, TCW provides proxy voting records to its clients. These records state how votes were cast on behalf of client accounts, whether a particular matter was proposed by the company or a stockholder, and whether or not TCW voted in line with management recommendations.

TCW or an Outside Service will keep records of the following items: (i) these Proxy Voting Guidelines and any other proxy voting procedures; (ii) proxy statements received regarding client securities (unless such statements are available on the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system); (iii) records of votes cast on behalf of clients (if maintained by an Outside Service, that Outside Service will provide copies of those records promptly upon request); (iv) records of written requests for proxy voting information and TCW’s response (whether a client’s request was oral or in writing); and (v) any documents prepared by TCW that were material to making a decision how to vote, or that memorialized the basis for the decision, including proxy overrides delivered to the Proxy Specialist and decisions of the Proxy Committee. Additionally, TCW or an Outside Service will maintain any documentation related to an identified material conflict of interest.

TCW or an Outside Service will maintain these records in an easily accessible place for at least five years from the end of the fiscal year during which the last entry was made on such record. For the most recent two years, TCW or an Outside Service will store such records at its principal office.

International Proxy Voting

While TCW utilizes these Proxy Voting Guidelines for both international and domestic portfolios and clients, there are some significant differences between voting U.S. company proxies and voting non-U.S. company proxies. For U.S. companies, it is relatively easy to vote proxies, as the proxies are automatically received and may be voted by mail or electronically. [In most cases, the officers of a U.S. company soliciting a proxy act as proxies for the company’s stockholders.]

For proxies of non-U.S. companies, however, it is typically both difficult and costly to vote proxies. The major difficulties and costs may include: (i) appointing a proxy; (ii) knowing when a meeting is taking place; (iii) obtaining relevant information about proxies, voting procedures for foreign stockholders, and restrictions on trading securities that are subject to proxy votes; (iv) arranging for a proxy to vote; and (v) evaluating the cost of voting.

Furthermore, the operational hurdles to voting proxies vary by country. As a result, TCW considers whether or not to vote an international proxy based on the particular facts and circumstances. However, when TCW believes that an issue to be voted is likely to affect the economic value of the portfolio securities, that its vote may influence the ultimate outcome of the contest, and that the benefits of voting the proxy exceed the expected costs, TCW will make every reasonable effort to vote such proxies.

Additional Information

A description of TCW’s policies and procedures relating to proxy voting and class actions can also be found in the firm’s Part 2A of Form ADV. A copy of TCW’s Form ADV is available to clients upon request to the Proxy Specialist.

PART C

OTHER INFORMATION

Item 25.	Financial Statements and Exhibits

(1)	Financial Statements

Incorporated by reference to Registrant’s most recent Certified Shareholder Report on Form N-CSR, filed February 26, 2020 (File No. 811-04980)

Report of Independent Registered Public Accounting Firm

Schedule of Investments as of December 31, 2019.

Fair Valuation Summary as of December 31, 2019.

Statement of Assets and Liabilities as of December 31, 2019.

Statement of Operations for the fiscal period ended December 31, 2019.

Statement of Change in Net Assets for the fiscal period ended December 31, 2019.

Notes to Financial Statements for the fiscal period ended December 31, 2019.

Financial Highlights during the fiscal period ended December 31, 2019.

Incorporated by reference to Registrant’s most recent Certified Shareholder Report on Form N-CSRS, filed August 27, 2020 (File No. 811-04980)

Schedule of Investments as of June 30, 2020.

Fair Valuation Summary as of June 30, 2020.

Statement of Assets and Liabilities as of June 30, 2020.

Statement of Operations for the six-months ended June 30, 2020.

Statement of Change in Net Assets for the six-months ended June 30, 2020.

Notes to Financial Statements for the six-months ended June 30, 2020.

(2)	Exhibits

(a)(i)	Articles of Incorporation. (2)

(a)(ii)	Articles of Amendment to Articles of Incorporation, dated March 26, 2001. (2)

(a)(iii)	Articles of Amendment to Articles of Incorporation, dated December 22, 2005. (2)

(a)(iv)	Articles of Amendment to Articles of Incorporation, dated March 6, 2006. (2)

(a)(v)	Articles of Amendment to Articles of Incorporation, dated November 23, 2015. (2)

(b)(i)	By-Laws of Registrant. (1)

(b)(ii)	Article VIII of Bylaws. (1)

(c)	Not applicable.

(d)(i)	Specimen Common Stock Certificates. (1)

(d)(ii)	Form of Subscription Certificate. (+)

(d)(iii)	Form of Notice of Guaranteed Delivery. (+)

(e)	Dividend Reinvestment Plan Terms and Conditions. (3)

(f)	Not applicable

(g)	Investment Advisory and Management Agreement between the Fund and TCW Investment Management Company, dated February 6, 2013. (2)

(h)	Form of Dealer Manager Agreement, including form of Selling Group Agreement and Soliciting Dealer Agreement. (+)

(i)	Not applicable.

(j)(i)(1)	Custody Agreement between the Fund and Investors Bank & Trust Company, dated June 29, 2007. (3)

(j)(i)(2)	Amendment to Custody Agreement between the Fund and Investors Bank & Trust Company, dated July 1, 2010. (3)

(j)(i)(3)	Amendment to Custody Agreement between the Fund and Investors Bank & Trust Company, dated July 1, 2018. (3)

(j)(ii)(1)	Administration Agreement between the Fund and State Street Bank & Trust Company, dated June 29, 2007. (3)

(j)(ii)(2)	Amendment to Administration Agreement between the Fund and State Street Bank & Trust Company, dated July 1, 2010. (3)

(j)(ii)(3)	Amendment to Administration Agreement between the Fund and State Street Bank & Trust Company, dated June 20, 2018. (3)

(j)(iii)	Credit Agreement between the Fund and The Bank of New York Mellon. (3)

(k)	Form of Subscription and Information Agent Agreement. (+)

(l)(i)	Opinion of Venable LLP. (2)

(l)(ii)	Consent of Paul Hastings LLP. (*)

(m)	Not applicable

(n)	Consent of Independent Registered Public Accounting Firm. (+)

(o)	Not applicable

(p)	Initial Capitalization Agreement, dated as of February 17, 1987. (1)

(q)	Not applicable

(r)	Code of Ethics. (+)

(*)	To be filed herewith.
(+)	To be filed by Amendment.
(1)	Incorporated by reference to the Registrant’s Registration Statement on Form N-2, filed on May 7, 2001 (File No. 811-4980).
(2)	Incorporated by reference to the Registrant’s Registration Statement on Form N-2, filed on January 24, 2020 (File No. 811-4980).
(3)	Incorporated by reference to the Registrant’s Registration Statement on Form N-2, filed on March 6, 2020 (File No. 811-4980).

Item 26.	Marketing Arrangements

Inapplicable.

Item 27.	Other Expenses of Issuance and Distribution

The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration Statement:

Legal Fees and Expenses
Printing Expenses
Reimbursement of Dealer Manager Expenses
NYSE Listing Fees
SEC Registration Fees
FINRA Fees
Accounting Fees and Expenses
Subscription Agent Fees and Expenses
Information Agent Fees and Expenses
Miscellaneous
Total

Item 28.	Persons Controlled by or Under Common Control with Registrant

None.

Item 29.	Number of Holders of Securities

Title Class	Number of Record Shareholders as of [ ]
Common shares of beneficial interest, par value $0.01 per share

Item 30.	Indemnification

Article VII of the Registrant’s charter obligates the Registrant, to the maximum extent permitted by Maryland law and subject to the requirements of the Investment Company Act of 1940, as amended (the “1940 Act”), to indemnify any director or officer from and against any claim or liability to which that individual may become subject or which that individual may incur by reason of his or her service in any such capacity and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding.

Maryland law requires a corporation (unless its charter provide otherwise, which is not the case for the Registrant’s charter) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to pay or reimburse reasonable expenses to a director or officer in advance of final disposition of a proceeding upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

In accordance with the 1940 Act, the Registrant will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Article VIII of the Bylaws of the Registrant in relevant part provides as follows:

(a)	Subject to the exceptions and limitations contained in paragraph (b) below:

(i)

every person who is, or has been, a director or officer of the Corporation shall be indemnified by the Corporation to the fullest extent permitted by law against all liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a director or officer and against all amounts paid or incurred by him in the settlement thereof;

(ii)

the words `claim,’ `action,’ `suit,’ or `proceeding’ shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened; and the words `liability’ and ‘expense’ shall include, without limitation, attorneys’ fees, costs, judgements, amounts paid in settlement, fines, penalties and other liabilities.

(b)	No indemnification shall be provided hereunder to a director or officer:

(i)	against any liability to the Corporation or the shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of this office;

(ii)	with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the Corporation; and

(iii)

in the event of a settlement of other disposition not involving a final adjudication as provided in paragraph (b)(ii) resulting in a payment by a director or officer, unless there has been a determination that such director or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office:

(A)	by the court or other body approving the settlement or other disposition; or

(B)

based upon a review of readily available facts (as opposed to a full trial-type inquiry) by (x) vote of a majority of the Non-Interested Directors acting on the matter (provided that a majority of the Non-Interested Directors then in office act on the matter) or (y) written opinion of independent legal counsel.

(c)

The rights of indemnification herein provided may be insured against by policies maintained by the Corporation, shall be severable, shall not affect any other rights to which any director or officer may now or hereafter be entitled, shall continue as to a person who has ceased to be such director or officer and shall inure to the benefit of the heirs, executors, administrators and assigns of such a person. Nothing contained herein shall affect any rights to indemnification to which personnel of the Corporation other than directors and officers may be entitled by contract or otherwise under law.

(d)

Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in paragraph (a) of this Article VIII may be advanced by the Corporation prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Article VIII provided that either:

(i)	such undertaking is secured by a surety bond or some other appropriate security provided by the recipient, or the Corporation shall be insured against losses arising out of any such advances; or

(ii)

a majority of the Non-Interested Directors acting on the matter (provided that a majority of the Non-Interested Directors act on the matter) or an independent legal counsel in a written opinion shall determine, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

As used in this Article VIII, a `Non-Interested Director’ is one who is not (i) an `Interested Person’ (within the meaning of that term under the Investment Company Act of 1940, as amended) of the Corporation (including anyone who has been exempted from being an `Interested Person’ by any rule, regulation or order of the Commission), or (ii) involved in the claim, action, suit or proceeding.”

Directors and officers of the Fund are named as insured under a directors’ and officers’ errors and omissions insurance policy.

Item 31.	Business and Other Connections of the Adviser

In addition to the Fund, the Investment Adviser serves as investment adviser or subadviser to a number of open and closed-end management investment companies that are registered under the 1940 Act and to a number of foreign investment companies. The list required by this Item 30 of officers and directors of the Adviser, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the Adviser and such officers and directors during the past two years, is incorporated by reference to Form ADV (SEC File No. 801-29075) filed by the Adviser pursuant to the Investment Advisers Act of 1940.

Item 32.	Location of Accounts and Records

Unless otherwise stated below, the accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules promulgated thereunder are maintained in the physical possession of the Treasurer of the Registrant, TCW Strategic Income Fund, Inc., 865 South Figueroa Street, Los Angeles, California 90017:

Rule	Location of Required Records

31a-1(b)(2)(c)	State Street Bank & Trust Company One Lincoln Street Boston, Massachusetts 02111

31a-1(b)(2)(d)	State Street Bank & Trust Company One Lincoln Street Boston, Massachusetts 02111

31a-1(b)(4)-(6)	TCW Investment Management Company 865 South Figueroa Street Los Angeles, CA 90017

31a-1(b)(9)-(11)	TCW Investment Management Company 865 South Figueroa Street Los Angeles, CA 90017

Item 33.	Management Services

Not applicable.

Item 34.	Undertakings

(1)

The Registrant hereby undertakes to suspend the offering of shares until the prospectus is amended, if (a) subsequent to the effective date of its registration statement, the NAV declines more than ten percent from its NAV as of the effective date of the registration statement or (b) the NAV increases to an amount greater than its net proceeds as stated in the prospectus.

(2)	Not applicable.

(3)

The Registrant hereby undertakes to supplement the prospectus, after the expiration of the subscription period, to set forth the results of the subscription offer, the transactions by underwriters during the subscription period, the amount of unsubscribed securities to be purchased by underwriters, and the terms of any subsequent reoffering thereof. If any public offering by the underwriters of the securities being registered is to be made on terms differing from those set forth on the cover page of the prospectus, the Registrant further undertakes to file a post-effective amendment to set forth the terms of such offering.

(4)	Not applicable.

(5)

(a) For the purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of a registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the registrant under Rule 497(h) under the Securities Act of 1933 shall be deemed to be part of the registration statement as of the time it was declared effective.

(b) For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

(6)

The registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City New York, State of New York, on the 14th day of December, 2020.

TCW STRATEGIC INCOME FUND, INC.

By:	/s/ Patrick W. Dennis
Patrick W. Dennis
Vice President and Assistant Secretary

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Capacity	Date

/s/ Samuel P. Bell*
Samuel P. Bell	Director	December 14, 2020

/s/ David S. DeVito*
David S. DeVito	Director, President, and Chief Executive Officer	December 14, 2020

/s/ Patrick C. Haden
Patrick C. Haden	Director and Chairman	December 14, 2020

/s/ Richard M. Villa	Treasurer, Principal Financial,	December 14, 2020
Richard M. Villa	and Accounting Officer

/s/ David B. Lippman*
David B. Lippman	Director	December 14, 2020

/s/ Peter McMillan*
Peter McMillan	Director	December 14, 2020

/s/ Victoria B. Rogers*
Victoria B. Rogers	Director	December 14, 2020

/s/ Robert G. Rooney*
Robert G. Rooney	Director	December 14, 2020

/s/ Andrew Tarica*
Andrew Tarica	Director	December 14, 2020

/s/ Patrick W. Dennis
Patrick W. Dennis	Attorney-in-Fact	December 14, 2020

*	Pursuant to Powers of Attorney

EXHIBIT INDEX

Exhibit	Caption

(l)(ii)	Consent of Paul Hastings LLP.